UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1.	Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

Annual Report
October 31, 2011

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23459AR R12-11 Thrivent.com

Statement of Changes in Net Assets	212

Notes to Financial Statements	220

Financial Highlights	234

Additional Information	250

Board of Trustees and Officers	251

Dear Shareholder:

The fiscal year ending October 31, 2011, began on a strengthening trajectory, but a convergence of events took the wind out of the sails as the period progressed. In this letter I will provide a review of the period, as well as our outlook for the coming year.

Economic Review

After starting the 12-month reporting period on the upswing, U.S. economic growth slowed to an anemic pace. Final U.S. gross domestic product (GDP) growth rates for the first and second quarters of 2011 were revised downward to 0.4% and 1.3%, respectively.1 A number of issues eroded consumer confidence and diminished the pace of the recovery, raising concerns of a potential “double-dip” recession. Those factors included rising energy and food prices, continued job and housing market weakness, supply chain disruptions from the Japanese tsunami disaster, prolonged congressional debt ceiling debates, and the resulting debt downgrade of the U.S. by Standard & Poor’s. Overseas, the European debt crisis continued to resurface as investors worried about the consequences to world economies. Although the U.S. GDP estimate for the third quarter of 2011 was 2.0%, growth was still lackluster by historical standards.

Unemployment figures continued to weigh heavily on consumer sentiment as they plateaued around the 9.0% level for the last half of the period.2 Companies were slow to step up the pace of hiring as they awaited signs of more strength in the recovery. The housing market continued to struggle with the backlog of distressed properties weighing on prices, which remained around mid-2003 levels.3

While rising energy and food prices affected consumers, overall inflation remained in check throughout the period, as measured by the core Consumer Price Index (CPI), which showed a 12-month change of 2.1%.4 This figure is typically considered to be a worthy long-term gauge of inflation because it does not include volatile food and energy prices. It is also the measure that the Federal Reserve focuses on when setting its monetary policy.

The Federal Reserve’s more optimistic tone at earlier meetings during the fiscal year turned decidedly more pessimistic. As its second phase of quantitative easing (also known as QE2) was ending in June, it appeared no more economic stimulus was forthcoming. However, as conditions softened, the Fed committed to keep its target fed funds rate at the exceptionally low level of zero to 0.25% through mid-2013. In late September, the Federal Reserve announced another stimulus program called Operation Twist. With it, the Fed began replacing shorter-maturity Treasuries on its balance sheet with longer-maturity Treasuries to drive long-term rates lower in the hopes that individuals and companies would borrow and spend more money.

Market Review

Despite the economic and political uncertainty, corporate earnings and sales growth were strong. For example, third quarter sales for stocks in the S&P 500 grew by more than 10% over the prior year, and net income grew by more than 14%. Nevertheless, economic and political uncertainty caused high volatility in financial markets. After gaining double-digit returns in the first half of the fiscal year, equities declined sharply late in the summer. Stocks traded down for much of August and September and gained back some of their losses in October, as economic growth improved and the situation in Europe appeared to be stabilizing. Overall for the period, U.S. equities held on to some of the fiscal year’s earlier gains with large-capitalization stocks returning 8.09% as measured by the S&P 500 Index, and smaller companies returning 6.71% according to the Russell 2000® Index.

Weighed down by concerns about the European debt situation and slowing global growth, foreign stocks underperformed their U.S. counterparts. The most commonly quoted benchmark for large, high-quality international company stocks—the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index—posted a -3.64% return. Emerging markets were hit even harder, with the MSCI Emerging Markets Index registering a -7.72% return for the fiscal year.

Overall for the period, fixed-income markets returned 5.00% as measured by the Barclays Capital U.S. Aggregate Bond Index. Similar to the equity markets, the period was characterized by two distinctly different investment environments. In the first half of the fiscal year, rising interest rates caused Treasury bond prices to fall, with the longest maturity bonds selling off the most. Yields on 10-year Treasuries started the six-month period at 2.66% and ended at 3.32%, while two-year Treasuries increased from 0.34% to 0.61% during that time. Meanwhile, non-government sectors outpaced Treasuries and produced solid results in the first half. High-yield bonds, in particular, benefited from the Federal Reserve’s liquidity, strong corporate earnings and investors’ quest for more yield.

The tide turned in the second half as a massive flight to quality caused rates to fall, especially in longer maturities. Yields on 10-year Treasuries fell as low as 1.72% before ending the fiscal year at 2.17%, and two-year Treasuries ended at 0.25%. Treasuries, particularly longer maturities, strongly outpaced non-government bonds during this period with the Barclays Capital 20+ Year Treasury Index advancing 19.38%. The risk-averse environment also helped renew investor interest in higher-quality municipal bonds, and the segment continued to benefit from significantly lower supply and low default rates. The Barclays Capital Municipal Bond Index posted a 3.78% gain.

Our Outlook

Although economic data and leading indicators do not point to a “double-dip” recession in the U.S., global conditions remain fragile. Economic growth should end 2011 slightly ahead of the 1% to 1.5% pace of the first half, and we expect U.S. GDP of 2% to 2.5% for the first half of 2012. This is below the normal rate of roughly 3%, and well below the 4% plus rate necessary for the U.S. economy to begin catching up to its potential and to significantly improve the employment situation.

We expect the U.S. housing market to remain sluggish until the backlog of foreclosures subsides. Values on a national average basis are likely to remain around their current levels—roughly where they have been for the last 2.5 years. Housing construction is also likely to remain at historically low levels for the next year or two.

The economic outlook overseas is mixed. In Europe we expect a modest recession next year, as policies are implemented to rein in the fiscal debt problem. In China, the second biggest economy in the world after the U.S., we expect economic growth to continue at about a 9% rate. A significant share of the earnings of U.S. stocks comes from overseas—about 40% for the S&P 500 for example.

The Federal Reserve has indicated that it expects to maintain short-term interest rates at the current historically low levels through mid-2013, and we see no reason to doubt this. Further, it has recently implemented policies designed to reduce long-term interest rates. In our view, the resulting low yields create a dilemma for conservative risk-averse investors.

Corporate sales and earnings have strengthened since the beginning of the recovery, as have corporate balance sheets. Stock prices have not kept pace and remain below their peak 2007 levels. We expect corporate sales and earnings to continue to grow, although at a slower pace than the last couple of years. While stock valuations remain attractive given this outlook, we must acknowledge that fiscal and monetary policy risks remain significant both domestically and abroad. Until these issues are resolved, they will remain headwinds for likely economic growth and stock valuations, and will contribute to market volatility. Investors must carefully evaluate their tolerance for risk.

While it is difficult to predict short-term market direction, history has taught us the best time to stay invested is often when things look the worst. Thrivent Mutual Funds remain fully invested as our portfolio managers focus on long-term returns.

Similarly, we encourage you to approach your portfolio with a long-term view. If you have concerns about volatility, the value of your nest egg, or your portfolio’s yield, we urge you to meet with your Thrivent Financial representative to learn more about the broad spectrum of investment tools and products available to address your financial goals and match your risk tolerance.

As always, we are thankful for the trust you have placed with our entire team of Thrivent Financial investment professionals.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

[1]	U.S. Bureau of Economic Analysis (3rd Quarter 2011 advance estimate released October 27, 2011)
[2]	U.S. Bureau of Labor Statistics, “The Employment Situation—October 2011” (November 4, 2011)
[3]	S&P/Case-Shiller Home Price Indices
[4]	U.S. Bureau of Labor Statistics, “Consumer Price Index—October 2011” (November 16, 2011)

Thrivent Aggressive Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers
The Fund seeks long-term capital growth.
The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Aggressive Allocation Fund earned a return of 3.87%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 4.76%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 8.09% and 5.00%, respectively.

What factors affected the Fund’s performance?

The Fund did not keep pace with either the S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index and was modestly below the median for its Lipper category owing to the following factors: a number of our managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks, and an allocation to overseas markets was not additive to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. In addition, we had an average of 8% of the Fund invested in fixed-income securities that were concentrated in corporate bonds, which did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period.

Our large-cap allocations in particular did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. We were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment, albeit still at a subpar pace when compared to prior periods.

International markets, particularly the euro area, came under severe selling pressure as policymakers in Europe struggled with finding an acceptable solution to the sovereign debt crisis that began in Greece but was quickly spreading to other southern European nations like Italy and Spain. The structure of the eurozone agreements are such that policymaking is a visible and tedious process, which proved unsettling to investors not only in Europe but in the U.S. and emerging markets as well.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed, in part, by the ongoing policy and political travails playing out on a seemingly endless basis through the summer and continuing into year-end. While a number of indicators suggest stabilization of the

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Partner Worldwide Allocation Fund	15.3%
Thrivent Partner Small Cap Growth Fund	8.2%
Thrivent Large Cap Growth Fund	6.5%
Thrivent Mid Cap Growth Fund	6.0%
Thrivent Large Cap Value Fund	5.4%
Thrivent Mid Cap Stock Fund	5.2%
Thrivent Large Cap Stock Fund	5.1%
Thrivent Partner Mid Cap Value Fund	3.4%
Thrivent Small Cap Stock Fund	2.8%
Thrivent Government Bond Fund	2.2%

These securities represent 60.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

existing economic situation, consumer, corporate and investor confidence in the future outlook appears much more volatile. Fundamental data suggests that in the absence of policy-induced errors, economic growth is likely to recover from the slowdown that occurred over the summer. Employment growth is the key to seeing some acceleration in activity. Should unemployment remain elevated, we believe that the recovery will be tepid at best. Any constructive resolution of some or all of the policy discussions currently in the headlines should be supportive of a strong rally in risk assets. A policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely and are positioned as such in our accounts.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$462,144,709	$80,010,940
NAV	$10.70	$10.78
NAV - High†	4/29/2011 - $12.00	4/29/2011 - $12.07
NAV - Low†	10/3/2011 - $9.32	10/3/2011 - $9.39
Number of Holdings: 402
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	3.87%	0.84%	3.63%
with sales charge	-1.82%	-0.30%	2.71%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	4.16%	1.17%	4.00%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Aggressive Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers
The Fund seeks long-term capital growth.
The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Moderately Aggressive Allocation Fund earned a return of 3.06%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 3.47%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 8.09% and 5.00%, respectively.

What factors affected the Fund’s performance?

The Fund did not keep pace with either the S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index and was modestly below the median for its Lipper category owing to the following factors: a number of our managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks, and an allocation to overseas markets was not additive to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. In addition, we had an average of 22% of the Fund invested in fixed-income securities that were concentrated in corporate bonds, which did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period.

Our large-cap allocations in particular did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. We were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment, albeit still at a subpar pace when compared to prior periods.

International markets, particularly the euro area, came under severe selling pressure as policymakers in Europe struggled with finding an acceptable solution to the sovereign debt crisis that began in Greece but was quickly spreading to other southern European nations like Italy and Spain. The structure of the eurozone agreements are such that policymaking is a visible and tedious process, which proved unsettling to investors not only in Europe but in the U.S. and emerging markets as well.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed, in part, by the ongoing policy and political travails playing out on a seemingly endless basis through the summer and continuing into year-end. While a number of indicators suggest stabilization of the

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Partner Worldwide Allocation Fund	12.8%
Thrivent Income Fund	7.6%
Thrivent Large Cap Value Fund	7.6%
Thrivent Large Cap Growth Fund	6.0%
Thrivent Large Cap Stock Fund	5.6%
Thrivent Mid Cap Stock Fund	5.0%
Thrivent High Yield Fund	4.0%
Thrivent Limited Maturity Bond Fund	3.9%
Thrivent Partner Mid Cap Value Fund	3.3%
Thrivent Natural Resources Fund	3.3%

These securities represent 59.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

existing economic situation, consumer, corporate and investor confidence in the future outlook appears much more volatile. Fundamental data suggests that in the absence of policy-induced errors, economic growth is likely to recover from the slowdown that occurred over the summer. Employment growth is the key to seeing some acceleration in activity. Should unemployment remain elevated, we believe that the recovery will be tepid at best. Any constructive resolution of some or all of the policy discussions currently in the headlines should be supportive of a strong rally in risk assets. A policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely and are positioned as such in our accounts.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$1,168,608,825	$85,074,057
NAV	$10.83	$10.92
NAV - High†	4/29/2011 -$11.89	4/29/2011 - $11.96
NAV - Low†	10/3/2011 -$9.60	10/3/2011 - $9.67
Number of Holdings: 432
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	3.06%	1.41%	3.87%
with sales charge	-2.61%	0.27%	2.95%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	3.55%	1.76%	4.24%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderate Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers
The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Moderate Allocation Fund earned a return of 3.27%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 3.69%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 8.09% and 5.00%, respectively.

What factors affected the Fund’s performance?

The Fund did not keep pace with either the S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index and was modestly below the median for its Lipper category owing to the following factors: a number of our managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks, and an allocation to overseas markets was not additive to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. In addition, we had an average of 42% of the Fund invested in fixed-income securities that were concentrated in corporate bonds, which did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period.

Our large-cap allocations in particular did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. We were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment, albeit still at a subpar pace when compared to prior periods.

International markets, particularly the euro area, came under severe selling pressure as policymakers in Europe struggled with finding an acceptable solution to the sovereign debt crisis that began in Greece but was quickly spreading to other southern European nations like Italy and Spain. The structure of the eurozone agreements are such that policymaking is a visible and tedious process, which proved unsettling to investors not only in Europe but in the U.S. and emerging markets as well.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed, in part, by the ongoing

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Income Fund	14.8%
Thrivent Limited Maturity Bond Fund	14.5%
Thrivent Partner Worldwide Allocation Fund	10.0%
Thrivent Large Cap Value Fund	6.8%
Thrivent Large Cap Growth Fund	4.7%
Thrivent High Yield Fund	3.9%
Thrivent Natural Resources Fund	3.2%
Thrivent Mid Cap Stock Fund	3.2%
Thrivent Large Cap Stock Fund	2.9%
Thrivent Partner Mid Cap Value Fund	2.0%

These securities represent 66.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

policy and political travails playing out on a seemingly endless basis through the summer and continuing into year-end. While a number of indicators suggest stabilization of the existing economic situation, consumer, corporate and investor confidence in the future outlook appears much more volatile. Fundamental data suggests that in the absence of policy-induced errors, economic growth is likely to recover from the slowdown that occurred over the summer. Employment growth is the key to seeing some acceleration in activity. Should unemployment remain elevated, we believe that the recovery will be tepid at best. Any constructive resolution of some or all of the policy discussions currently in the headlines should be supportive of a strong rally in risk assets. A policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely and are positioned as such in our accounts.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$1,207,559,771	$59,678,921
NAV	$10.80	$10.82
NAV - High†	4/29/2011 - $11.64	4/29/2011 - $11.66
NAV - Low†	10/3/2011 - $9.82	10/3/2011 - $9.84
Number of Holdings: 439
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	3.27%	2.43%	4.34%
with sales charge	-2.40%	1.27%	3.41%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	3.62%	2.74%	4.67%

Value of a $10,000 Investment
Class A Shares*,1,(a)

`

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Conservative Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Moderately Conservative Allocation Fund earned a return of 2.49%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 3.33%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 8.09% and 5.00%, respectively.

What factors affected the Fund’s performance?

The Fund did not keep pace with either the S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index and was modestly below the median for its Lipper category owing to the following factors: a number of our managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks, and an allocation to overseas markets was not additive to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. In addition, we had an average of 58% of the Fund invested in fixed-income securities that were concentrated in corporate bonds, which did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period.

Our large-cap allocations in particular did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. We were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment, albeit still at a subpar pace when compared to prior periods.

International markets, particularly the euro area, came under severe selling pressure as policymakers in Europe struggled with finding an acceptable solution to the sovereign debt crisis that began in Greece but was quickly spreading to other southern European nations like Italy and Spain. The structure of the eurozone agreements are such that policymaking is a visible and tedious process, which proved unsettling to investors not only in Europe but in the U.S. and emerging markets as well.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed, in part, by the ongoing policy and political travails playing out on a seemingly endless

Portfolio Composition
(% of Portfolio)

Top 10 Holdings
(% of Net Assets)

Thrivent Limited Maturity Bond Fund	29.8%
Thrivent Income Fund	13.5%
Thrivent Partner Worldwide Allocation Fund	6.2%
Thrivent Large Cap Value Fund	5.3%
Thrivent High Yield Fund	3.9%
Thrivent Large Cap Growth Fund	2.2%
Thrivent Partner Mid Cap Value Fund	2.2%
Thrivent Government Bond Fund	2.1%
Thrivent Natural Resources Fund	1.8%
Thrivent Partner Small Cap Value Fund	1.6%

These securities represent 68.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

basis through the summer and continuing into year-end. While a number of indicators suggest stabilization of the existing economic situation, consumer, corporate and investor confidence in the future outlook appears much more volatile. Fundamental data suggests that in the absence of policy-induced errors, economic growth is likely to recover from the slowdown that occurred over the summer. A number of leading indicators of employment have started to improve. Employment growth is the key to seeing some acceleration in activity. Should unemployment remain elevated, we believe that the recovery will be tepid at best. Any constructive resolution of some or all of the policy discussions currently in the headlines should be supportive of a strong rally in risk assets. A policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely and are positioned as such in our accounts.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$559,658,317	$22,421,115
NAV	$10.75	$10.78
NAV - High†	4/29/2011 - $11.35	4/29/2011 - $11.37
NAV - Low†	10/3/2011 - $10.07	10/3/2011 - $10.09
Number of Holdings: 330
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	2.49%	3.07%	4.35%
with sales charge	-3.11%	1.92%	3.43%
Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	2.88%	3.34%	4.65%

Value of a $10,000 Investment
Class A Shares*,[1],(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc.
The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Partner Small Cap Growth Fund earned a return of 8.42%, compared with the median return of its peer group, the Lipper Small Cap Growth category, of 8.99%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 9.84%.

What factors affected the Fund’s performance?

During the period, two of the Fund’s nine sectors beat their corresponding index sectors on a relative basis. Contributing the most to performance were holdings in the health care sector, while the consumer discretionary sector detracted the most from results.

Biopharmaceutical company Amarin rose after the company reported positive results in its trial for a fish-oil treatment aimed at lowering the risk of heart disease. Pharmasset also contributed strongly to results. Although the clinical stage pharmaceutical company has no active products on the market currently, the cure rate for its hepatitis C experimental drug study has far surpassed expectations. If the company were to receive FDA approval for its drug, we believe it will become the main choice of drug for hepatitis C treatments.

The consumer discretionary sector was an area of underperformance for the Fund. Shares of Limelight, the second-largest global content delivery service company, traded lower based, in part, on news that larger competitor Akamai Technologies reported subpar results. However, in our view, the sub-par results were due to Limelight taking market share away from Akamai. We believe Limelight is well-positioned to capture further growth as demand for Internet traffic continues to grow. Staffing company Kforce also detracted from results. Kforce was negatively impacted by the cutback in government jobs as the company has roughly 10% of its revenues tied to the U.S. government labor market. Additionally, staffing companies are generally highly sensitive to the “risk on, risk off” trade, especially when there are concerns of an economic slowdown.

What is your outlook?

We believe that markets have overreacted and a global recession will likely not materialize for a few key reasons. First, the Treasury yield curve, which has historically been one of the most reliable economic indicators, is flashing no signs of a pending recession. The yield curve remains

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)	Top 10 Holdings
		(% of Net Assets)
		Clean Harbors, Inc.	1.5%
		Genesee & Wyoming, Inc.	1.4%
		Healthspring, Inc.	1.3%
		Questcor Pharmaceuticals, Inc.	1.3%
		Catalyst Health Solutions, Inc.	1.3%
		Taleo Corporation	1.3%
		Triumph Group, Inc.	1.2%
		Copa Holdings SA	1.1%
		NETGEAR, Inc.	1.1%
		Cirrus Logic, Inc.	1.1%
		These securities represent 12.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

positively sloped, with 10-year yields more than 1.67% higher than two-year yields. Second, we believe that lower commodity prices will spur growth in emerging markets. Third, we expect the U.S. to avoid a recession and maintain slow-but-positive GDP growth in the near term and much better growth in the intermediate to long term.

Finally, corporate earnings continue to be solid, corporate balance sheets are in a position of strength and the global economy continues to operate below capacity. If earnings growth continues, we think the market can shake loose its current burdens and end the year on a positive note, positioned for a strong 2012.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$19,976,679	$104,429,114
NAV	$11.72	$11.9
NAV - High†	4/29/2011 - $14.10	4/29/2011 - $14.4
NAV - Low†	10/3/2011 - $9.60	10/3/2011 - $9.8
Number of Holdings: 193
† For the year ended October 31, 2011

Average Annual Total Returns[1] As of October 31, 2011
Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	8.42%	0.98%	3.29%
with sales charge	2.45%	-0.15%	2.37%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	8.90%	1.40%	3.68%

Value of a $10,000 Investment Class A Shares*,[1],(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.
The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month

period ended October 31, 2011?

Thrivent Partner Small Cap Value Fund earned a return of 6.08%, compared with the median return of its peer group, the Lipper Small Cap Value category, of 4.87%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 3.54%.

What factors affected the Fund’s performance?

Stock selection drove significant outperformance in the Fund, while sector allocation modestly detracted from relative results.

Stock selection in the industrials sector was the largest contributor to relative outperformance by far; however, a detrimental overweighting in what was one of the weakest-performing sectors in the benchmark slightly weighed on relative results. Particularly beneficial names included nonbenchmark holdings Kirby and Genesee & Wyoming. Our overweighting to industrials was the result of bottom-up analysis as we believed that firms in this sector would likely rebound more quickly than consumer-dependent companies.

Stock selection and an underweighting in financials also contributed to relative performance. Our position in medical malpractice insurer ProAssurance proved beneficial in the sector as the company showed solid revenue growth over the past year. Stock selection in materials also supported outperformance, led by holdings in chemicals companies Innospec and Arch Chemicals (now part of Lonza Group).

In consumer discretionary, stock selection helped relative returns. In the face of a challenging economic environment, specialty retailer Aaron’s continued to log impressive results via efficiencies and cost controls.

Stock selection in energy was the leading detractor from relative performance for the period. The Fund’s positions in Forest Oil and Penn Virginia held back results. Furthermore, an underweighting in energy added to underperformance as the sector was one of the top performers in the benchmark for the period. In addition, stock selection in consumer staples weighed on relative results.

What is your outlook?

Given the manic swing of the equity markets this summer and fall, predicting the market’s near-term direction is all the more difficult. Small-cap value stocks have fallen short of our hopes at the start of the year.

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)

Top 10 Holdings
(% of Net Assets)

Aaron’s, Inc.	2.3%
ProAssurance Corporation	2.2%
Kirby Corporation	2.1%
Genesee & Wyoming, Inc.	2.1%
AptarGroup, Inc.	1.6%
Cleco Corporation	1.5%
Owens & Minor, Inc.	1.4%
Robbins & Myers, Inc.	1.3%
Ares Capital Corporation	1.3%
McGrath Rentcorp	1.2%
These securities represent 17.0% of the total net assets of the Fund.

        Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

After selling off significantly, especially in the first three quarters of 2011, they have bounced back some recently.

In our experience, however, a recognition that tougher economic times are coming is not a reason to liquidate holdings in which we have long-term confidence. Indeed, given the tendency of markets to overreact, we believe the best time to invest is often when it feels worst to do so. Perhaps most important, downside support is compelling given exceptionally low valuations that include reasonable dividend yields, which are higher in many instances than government bond rates. Historically, this trend has been a reliable indicator of equity value relative to other asset classes. In addition, corporate balance sheets are strong and are a source of potential returns through share buybacks for companies with excess cash and high free cash flow. Stronger balance sheets may act as a cushion should hard times prevail.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$69,292,565	$143,415,743
NAV	$14.47	$15.19
NAV - High†	4/29/2011 - $16.46	4/29/2011 - $17.24
NAV - Low†	10/3/2011 - $11.83	10/3/2011 - $12.41
Number of Holdings: 165
† For the year ended October 31, 2011

Average Annual Total Returns[1] As of October 31, 2011
Class A2	1-Year	5 Years	10 Years
without sales charge	6.08%	2.62%	8.97%
with sales charge	0.24%	1.46%	8.35%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	6.64%	3.26%	9.73%

Value of a $10,000 Investment Class A Shares*,[1],(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Small Cap Stock Fund earned a return of 6.29%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 7.18%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 6.71%.

What factors affected the Fund’s performance?

The Fund’s underperformance during the period was due to our pro-cyclical positioning in the economically sensitive energy and industrial sectors. The deceleration in global economic growth, coupled with (and due to) the European debt crisis, resulted in a highly correlated market that was not ideal for our bottom-up, fundamental stock-picking focus and pro-cyclical bias. These headwinds overwhelmed strong security selection within the technology and consumer sectors.

Within energy, our focus on deep value in the oil and gas services and exploration industries was not matched by execution. The Fund owned too many companies rich in reserves and potential that failed to meet near-term expectations. In addition, weakening energy prices and a nervous market environment exacerbated the negative reactions. Swift Energy and Forest Oil both missed production targets in the quarter. Additionally, the long-term value we see in coal producers was overwhelmed by concerns regarding a global economic slowdown and strengthening dollar.

Performance in industrials suffered from our incorrect belief that employment and construction/engineering markets would follow normal recovery paths. Monster Worldwide and engineering provider Shaw Group were meaningful laggards.

Partially offsetting poor performance in the cyclical areas was robust security selection in the technology and consumer sectors. Within technology, the Fund’s semiconductor and software investments were sources of outperformance. Specialty semiconductor manufacturers NetLogic and Atmel benefited from strong trends in the networking and touch-screen segments, respectively. In software, the business infrastructure products of TIBCO experienced tremendous market acceptance, and CommVault also benefited from resilient demand in storage markets. In consumer, our defensive positioning played well in a nervous market, and security selection was solid. Personal care products provider Herbalife and specialty retailers Pier 1 Imports and Foot Locker were outperformers and emblematic of our focus on companies with exposure to emerging markets or turnaround prospects.

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)

Top 10 Holdings (% of Net Assets)

Align Technology, Inc.	2.5%
Corn Products International, Inc.	2.4%
Pier 1 Imports, Inc.	2.3%
Manitowoc Company, Inc.	2.2%
SuccessFactors, Inc.	2.2%
FTI Consulting, Inc.	2.2%
TIBCO Software, Inc.	2.1%
Texas Capital Bancshares, Inc.	2.0%
Foot Locker, Inc.	2.0%
GATX Corporation	2.0%

These securities represent 21.9% of the total net assets of the Fund.

        Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned

What is your outlook?

We are less optimistic about global growth than we were a year ago. We believe that domestic growth will have a hard time exceeding 2% in real terms, in part due to fiscal headwinds, persistent weakness in the housing and employment markets, consumer deleveraging and lower prospects for growth in Europe. We also worry that a stronger dollar would be an unexpected, but very possible, negative development for 2012 corporate profits. We believe that expectations for corporate profits will likely continue to fall through year-end. Given our general trepidation regarding economic growth in 2012, we are emphasizing companies with strong new product cycles, emerging market exposure and productivity-enhancing technology offerings.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$226,331,425	$60,283,050
NAV	$13.35	$14.96
NAV - High†	4/29/2011 - $15.78	4/29/2011-$17.62
NAV - Low†	10/3/2011 - $10.79	10/3/2011 -$12.08
Number of Holdings: 85
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	6.29%	-1.48%	5.29%
with sales charge	0.45%	-2.59%	4.69%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	6.93%	-0.83%	5.96%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital. Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.

Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Mid Cap Growth Fund earned a return of 6.32%, compared with the median return of its peer group, the Lipper Mid Cap Growth Funds category, of 8.72%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of 10.08%.

What factors affected the Fund’s performance?

The Fund lagged its competitors and the benchmark over the period as we increased our defensive positioning too early in anticipation of an end to the Federal Reserve’s quantitative easing policy. We did not own enough high-multiple consumer companies over the period, which negatively impacted returns. Investors were willing to pay enormous premiums for select growth companies for much of the year. Our late-cycle industrial holdings lagged as investors opted for high-beta, high-growth companies.

Our energy holdings did not fare well over the period, particularly our coal stocks. However, stock selection in the materials and information technology sectors was beneficial over the period. As we approached the second half of 2011, our defensive positioning helped us close some, but not all, of the performance gap.

What is your outlook?

As we enter the fourth quarter of 2011, we are concerned that many of the same problems that have plagued the economy for the past three years remain unsolved. The U.S. economy remains in a state of subpar growth, due primarily to the lackluster job market. The floundering housing market is contributing to the economic malaise. Recent pricing data is showing signs that housing may be entering another downturn. Turmoil in the European markets also remains a significant risk to the U.S. and world economies. As such, we will continue to follow a disciplined process, while remaining wary of the multiples we are willing to pay for stocks.

We believe the market volatility we have seen in the past few months will likely continue. Europe’s debt problems will likely be in the forefront of news headlines as we approach the end of the year; however, investors may soon turn their attention to the U.S. debt problems. We believe that, in the end, the Fed will again print money and continue to monetize the debt. If this happens, the value of the U.S. dollar will likely decline and inflation will likely increase as more money is pumped into the system.

In this environment, we remain invested in companies with definable product cycles that we expect will grow

Major Market Sectors	Portolio Composition
(% of Net Assets)	(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Teradata Corporation	2.5%
Dollar Tree, Inc.	2.3%
F5 Networks, Inc.	2.1%
Kansas City Southern, Inc.	1.9%
Whole Foods Market, Inc.	1.9%
Netlogic Microsystems, Inc.	1.9%
BE Aerospace, Inc.	1.8%
Roper Industries, Inc.	1.8%
Nuance Communications, Inc.	1.8%
Watson Pharmaceuticals, Inc.	1.7%

These securities represent 19.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

despite economic cyclicality. We also remain invested in companies that have hard assets that will likely benefit from commodity inflation, especially in the energy and materials sectors. We remain extremely cautious on high-multiple consumer discretionary stocks.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$238,024,156	$152,751,888
NAV	$17.67	$19.81
NAV - High†	7/7/2011 - $19.66	7/7/2011 - $22.00
NAV - Low†	10/3/2011 - $15.02	10/3/2011 - $16.84
Number of Holdings: 86
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	6.32%	6.02%	6.60%
with sales charge	0.45%	4.83%	5.99%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	6.91%	6.77%	7.45%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Mid Cap Value Fund
Subadvised by Goldman Sachs Asset Management, L.P.
The Fund seeks to achieve long-term capital appreciation.
Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Partner Mid Cap Value Fund earned a return of 3.57%, compared to the median return of its peer group, the Lipper Mid Cap Value Funds category, of 4.43%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a return of 5.83%.

What factors affected the Fund’s performance?

Stock selection in the telecommunications services and materials sectors detracted from returns, whereas stock selection in the information technology and energy sectors was the strongest contributor to performance. Our holding in Sprint Nextel was a top detractor from returns. Its shares declined after the company reported disappointing results in the second quarter. With the capital markets again challenged, investors were also likely concerned about the company’s debt that is maturing in 2012/2013. We believe Sprint Nextel will benefit from carrying the iPhone, which will allow the company to take a bigger share of subscribers over the long term.

On the positive side, performance was helped by our investments in the energy sector, particularly select natural gas stocks. U.S. exploration and production company Range Resources, which has extensive holdings in the Marcellus Shale, benefited performance. The company outperformed due to strong quarterly results driven, in part, by higher production volumes and rumors of a potential buyout.

What is your outlook?

While the macro environment is challenging, corporate balance sheets are stronger than ever. Cash to assets is at all-time highs, merger and acquisition activity remains healthy, and capital redeployment of excess cash appears to be on the horizon. We believe today’s issues are different from 2008, with U.S. companies more aware, better capitalized and better prepared to adapt. Fundamentals for U.S. companies appear strong, and valuations, in our view, should represent good risk/reward for long-term investors.

While risks remain about capital markets worsening and Europe contagion, we remain cautiously optimistic regarding the U.S. equity market. We believe future expected market conditions should favor our approach. We also believe the push toward yield is overdone, with higher-yielding, low-growth sectors trading at a premium. As always, we remain focused on the long-term performance of the Fund.

Major Market Sectors	Portfolio Composition	Top 10 Holdings
(% of Portfolio)	(% of Portfolio)	(% of Net Assets)
		PPL Corporation	2.3%
		Xcel Energy, Inc.	2.1%
		J.M. Smucker Company	2.0%
		Everest Re Group, Ltd.	2.0%
		EQT Corporation	2.0%
		Principal Financial Group, Inc.	1.8%
		Liberty Interactive Corporation	1.7%
		Lear Corporation	1.6%
		Scripps Networks Interactive	1.6%
		SLM Corporation	1.4%

		These securities represent 18.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$17,772,100	$100,367,582
NAV	$11.55	$11.60
NAV - High†	5/2/2011 - $13.22	5/2/2011 - $13.25
NAV - Low†	10/3/2011 - $9.82	10/3/2011 - $9.85
Number of Holdings: 112
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	3.57%	1.54%	3.98%
with sales charge	-2.12%	0.39%	3.06%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	3.94%	1.84%	4.31%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Mid Cap Stock Fund earned a return of 6.00%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 6.91%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 7.85%.

What factors affected the Fund’s performance?

Poor stock selection within the energy, industrials and financials sectors was responsible for the majority of the underperformance. Solid returns within the information technology and health care sectors offset some of the underperformance. Exploration and production (E&P) and coal investments accounted for the energy sector’s underperformance as lower-than-expected production combined with cost overruns weighed on operations at Whiting Petroleum, Forest Oil, Alpha Natural Resources and Arch Coal.

Within the industrials sector, Shaw Group was also hurt by cost overruns in many of its engineering and construction projects. Oshkosh Corporation suffered from a money-losing government contract and low government spending.

Northern Trust Corporation held back the financial sector’s performance. However, unlike the energy investments, the company suffered from a poor macro backdrop. The company is highly levered to a rising interest-rate environment. With rates continuing to decline during the period, results were lackluster.

Fund performance was buttressed by solid stock selection across the information technology sector, including timely investments within the services, software and semiconductor industries. Finally, stellar execution and an expanding market benefited Alexion Pharmaceuticals within the health care sector.

What is your outlook?

The Fund is positioned more aggressively as a slowly improving macro picture combined with an attractive micro backdrop are, in our view, setting up the market for a favorable risk/reward. While Europe will likely continue to weigh on the global economy, we believe that two other forces may start providing a tailwind.

First, the U.S. economy is slowly improving as housing is no longer a significant drag on GDP. We believe

Major Market Sectors	Portfolio Composition
(% of Net Assets)	(% of Portfolio)

Top 10 Holdings
(% of Net Assets)

Alliance Data Systems Corporation	2.6%
W.R. Berkley Corporation	2.5%
TIBCO Software, Inc.	2.5%
Teradyne, Inc.	2.5%
HCC Insurance Holdings, Inc.	2.0%
M&T Bank Corporation	2.0%
National Oilwell Varco, Inc.	2.0%
TreeHouse Foods, Inc.	2.0%
Xilinx, Inc.	1.9%
Panera Bread Company	1.9%

These securities represent 21.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

construction employment may actually increase, albeit slightly, this year. Second, China may follow many other emerging market economies in easing monetary or fiscal policy as its inflation rate declines. These factors—combined with attractive valuations, strong corporate cash flows and balance sheets, and negative sentiment toward equities—provide the foundation for a more aggressive portfolio positioning. Therefore, as of the writing of this summary, the information technology, health care, industrials and energy sectors are all overweighted within the Fund.

	Portfolio Facts As of October 31, 2011

	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$538,746,300	$215,641,895
NAV	$14.30	$15.43
NAV - High†	4/29/2011 - $16.67	4/29/2011 - $17.94
NAV - Low†	10/3/2011 - $11.82	10/3/2011 - $12.75
Number of Holdings: 73
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	6.00%	1.46%	6.69%
with sales charge	0.14%	0.32%	6.10%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	6.51%	1.99%	7.26%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund
Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.
The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Partner Worldwide Allocation Fund earned a return of -4.60%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of -6.45%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of -4.25%.

What factors affected the Fund’s performance?

The Fund modestly underperformed its benchmark index but nicely outpaced other funds in its Lipper category of international multi-cap core funds. The Fund uses a multi-manager allocation strategy to diversify its holdings and exposure over a number of market segments.

Our allocation to large-cap value in developed markets outside the U.S. did not keep pace with the index. Our allocation to large-cap growth in the developed market did outperform the respective index and thus offset the underperformance in the value segment. Our emerging market equity manager significantly outperformed its benchmark and was the most important contributing factor to overall results.

Our small-cap Europe, Australasia and Far East (EAFE) manager also outperformed the benchmark, although that segment did not keep pace with developed market returns. Finally, there is an allocation to emerging debt in the Fund and that provided positive returns in the period, the only segment of the Fund to do so. Manager results were in line with the benchmark in this segment.

What is your outlook?

We believe that developed markets outside the U.S. are at significant discounts to long-term valuation measures. The reason for that is the ongoing political uncertainty surrounding the final resolution of the sovereign debt crisis embroiling the euro currency countries. Should a reasonable solution not be forthcoming, the financial and fiscal risks for both Europe and global growth are significant. Policymakers understand those risks and are working toward a solution, but the structure of the eurozone agreements make this a visible and torturous process, unsettling investors, consumers and corporations.

Major Market Sectors	Portfolio Composition	Top 10 Countries
(% of Net Assets)	(% of Portfolio)	(% of Net Assets)
		Japan	15.7%
		United Kingdom	12.2%
		Switzerland	6.3%
		France	5.8%
		Germany	5.1%
		Australia	4.6%
		Brazil	3.9%
		Hong Kong	3.5%
		Canada	3.2%
		South Korea	2.6%
		Investments in securities in these countries represent 62.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We believe a constructive outcome is most likely, but it will include some unpleasant realities for those countries on the wrong side of the debt-leverage divide. A recession is likely in certain euro countries in 2012, and modest growth is most likely for the entire zone. That, we believe, is already priced into the markets. Should a more constructive outcome be forthcoming, a significant rally in risk assets would likely occur.

	Portfolio Facts As of October 31, 2011

	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$179,871,032	$477,952,116
NAV	$8.30	$8.34
NAV - High†	5/2/2011 - $9.60	5/2/2011 - $9.63
NAV - Low†	10/3/2011 - $7.44	10/3/2011 - $7.47
Number of Holdings: 502
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	From Inception 2/29/2008
without sales charge	-4.60%	-3.84%
with sales charge	-9.83%	-5.31%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	-4.24%	-3.51%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Growth Fund
David C. Francis, CFA, Portfolio Manager*
The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

* Effective October 2011, David C. Francis became the Porfolio Manager.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Large Cap Growth Fund earned a return of 2.50%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 7.00%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 9.92%.

What factors affected the Fund’s performance?

The Fund underperformed its benchmark largely due to stock selection. Additionally, the Fund generally had a more cyclical bias reflecting a belief that the economic cycle would likely improve in 2011. For a variety of reasons, growth expectations deteriorated, particularly over the summer months, and the equity market experienced a sharp correction in the third quarter. We found performance results to be particularly difficult to achieve in that period.

Stock selection in the financial sector was a major detractor from performance. More specifically, holdings in the banking sector, like Citigroup and J.P. Morgan Chase, did not perform well. Ongoing challenges related to lending practices in the last housing cycle as well as renewed concerns about the evolving debt crisis in Europe weighed on banks that have a global orientation.

Energy stocks in the Fund also did not keep pace with the market or other energy stocks in the group. Occidental Petroleum performed well in the Fund but was more than offset by weak returns to our holdings in coal companies Arch Coal and Peabody Energy.

In health care, our holding in McKesson Corp. performed well, but we did not have exposure to the very large-capitalization segments of the group. Those companies face severe challenges with patent expirations that call into question their long-term growth opportunities. That said, investors preferred the balance sheet safety and yields from those companies as market volatility increased in the second half of the year.

We were underweighted in the strong performance achieved in the consumer staples sector, a group that also became an investment refuge in the uncertain investment environment that prevailed in late summer. Specialty retail and a position in Ford Motor Company also did not perform well. NII Holdings was a position in the Fund that underperformed both its sector and the overall market. Holdings in CF Industries and Monsanto performed well in the period in the materials sector.

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)

Top 10 Holdings (% of Net Assets)
Apple, Inc.	7.1%
Wal-Mart Stores, Inc.	3.8%
Google, Inc.	3.7%
Amazon.com, Inc.	3.7%
Oracle Corporation	3.5%
Las Vegas Sands Corporation	3.2%
Weatherford International, Ltd.	3.0%
Target Corporation	2.9%
Apache Corporation	2.9%
QUALCOMM, Inc.	2.8%

These securities represent 36.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We believe that volatility will remain high as a number of significant fiscal and monetary challenges remain to be addressed over the next 12 months. Fundamentally, while the economy hit a soft growth patch over the summer, we believe activity will improve in the second half. We do not expect a robust recovery but certainly enough growth to mitigate the risk of falling back into a second recession. Stocks appear to be discounting a rather pessimistic outlook, so any progress on the issues in either the U.S. or Europe will likely result in a relief rally for risk assets. We have advanced beyond the recovery phase associated with the last downturn. Earnings have recovered sharply and companies, in our view, must now find sources of organic growth to sustain the earnings advance. We believe that is the most likely outcome and are positioned to benefit but acknowledge that risks to that prognosis have increased.

	Portfolio Facts As of October 31, 2011
	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$117,669,519	$204,346,359
NAV	$4.92	$5.28
NAV - High†	7/22/2011 -$5.45	7/22/2011 -$5.84
NAV - Low†	10/3/2011 -$4.20	10/3/2011 -$4.51
Number of Holdings: 47
† For the year ended October 31, 2011

Average Annual Total Returns[1] As of October 31, 2011
Class A2	1-Year	5 Years	10 Years
without sales charge	2.50%	0.01%	1.64%
with sales charge	-3.15%	-1.12%	1.06%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	2.92%	0.41%	2.35%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Value Fund
Matthew D. Finn, CFA, Portfolio Manager
The Fund seeks to achieve long-term growth of capital.
Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Large Cap Value Fund earned a return of 3.49%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 4.03%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 6.16%.

What factors affected the Fund’s performance?

Poor stock selection in the industrials, consumer discretionary and health care sectors was the reason for the Fund’s underperformance. However, selection in telecommunications services and consumer staples aided relative performance. In the industrials sector, the Fund’s position in industrial machinery company SPX hurt relative results. SPX’s businesses tend to do better later in the economic cycle as capital spending increases.

In the consumer discretionary sector, the media and entertainment industries were detrimental to results. We have recently changed the Fund’s positions in media with the belief that these changes should benefit shareholders over time.

What is your outlook?

Economic uncertainty and government debt and deficits have introduced an unprecedented level of volatility into the market over the past year. Our investment approach does not rely on precise economic forecasts or rapid-fire trading. The Fund is balanced between economically sensitive and stable companies. In the economically sensitive or cyclical areas, we prefer to purchase shares when they have attractive valuations on low/trough operating performance. We have found these situations in selected industrial companies, technology and, to a lesser degree, consumer cyclicals.

We believe that focusing on quality companies with attractive relative valuations whose prospects are not fully appreciated by investors should generate attractive returns over time.

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)

Top 10 Holdings (% of Net Assets)

Pfizer, Inc.	3.7%
J.P. Morgan Chase & Company	3.6%
Wells Fargo & Company	3.4%
General Electric Company	3.3%
ConocoPhillips	2.9%
Chevron Corporation	2.6%
Kraft Foods, Inc.	2.5%
ACE, Ltd.	2.4%
Exelon Corporation	2.4%
Cisco Systems, Inc.	2.3%

These securities represent 29.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$164,537,752	$356,045,941
NAV	$12.94	$13.04
NAV - High†	4/29/2011 - $14.68	4/29/2011 - $14.76
NAV - Low†	10/3/2011 - $11.15	10/3/2011 - $11.23
Number of Holdings: 69
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	3.49%	-1.85%	2.86%
with sales charge	-2.17%	-2.95%	2.28%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	4.03%	-1.31%	3.51%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund
David C. Francis, CFA (left), and Matthew D. Finn, CFA (right), Portfolio Co-Managers*
The Fund seeks long-term capital growth.
Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.
* Effective October 2011, David C. Francis became a Porfolio Co-Manager.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Large Cap Stock Fund earned a return of 2.39%, compared with the median return of its peer group, the Lipper Large Cap Core Funds category, of 5.52%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 8.09%.

What factors affected the Fund’s performance?

The Fund’s underperformance relative to its benchmark primarily resulted from poor stock selection. A secondary factor was the shift in risk preferences in the latter part of the reporting period. Following the European debt crisis and the debt ceiling debate in the U.S., which led to a downgrade of the governments credit status, markets fell sharply and companies most directly tied to economic growth were the most negatively impacted.

The Fund’s lack of exposure to holdings that would be considered to be more defensive was a disadvantage in that time frame. This was particularly evident in our underweighting in the large-cap, high-quality (but low-growth) segment of the pharmaceutical industry. We also did not have positions in some of the better-performing sectors of health care, like biotechnology companies Biogen and Cephalon.

In energy, again, we did not have enough exposure to the large defensive companies like ExxonMobil, but instead held positions in the more cyclically sensitive coal companies like Peabody Energy. We did own Baker Hughes in the oil service industry and that performed well in the Fund.

In the consumer staples sector, our position in Philip Morris International performed well. Again, we were underexposed in a number of the more stable companies that investors turn to in times of heightened uncertainty. An underweighting in staples detracted from overall results. Industrial stocks fell back as investors became concerned about economic growth and the Fund was overweighted in the group. In particular, our holdings in Boeing and Emerson Electric did not perform well in an atmosphere of heightened uncertainty. Goldman Sachs’ stock fell as trading results in the summer deteriorated with the decline in risk-oriented assets late in the reporting period.

What is your outlook?

We believe investors have over-discounted the risks that are apparent in the market as the reporting period draws to a close. We acknowledge that uncertainty will remain high, suggesting volatility will remain elevated as well. We believe long-term investors can find quite attractive

Major Market Sectors	Portfolio Composition
(% of Net Assets)	(% of Portfolio)

Top 10 Holdings
(% of Net Assets)

Apple, Inc.	3.4%
Wal-Mart Stores, Inc.	2.5%
J.P. Morgan Chase & Company	2.4%
Wells Fargo & Company	2.3%
ENSCO International plc ADR	2.2%
Baxter International, Inc.	2.1%
Oracle Corporation	1.9%
UnitedHealth Group, Inc.	1.9%
Weatherford International, Ltd.	1.8%
Target Corporation	1.8%

These securities represent 22.3% of the total net assets of the Fund.

        Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

companies at good prices in the current environment. We remain tilted to the likelihood of a continued economic recovery, albeit subpar when compared to past periods. Over the next 12 to 18 months, important policy issues must be decided in an environment that remains highly politicized. Additionally, the upcoming race for the presidency will become more focused and visible as the year progresses. We feel that the corporate sector remains in relatively good shape and there is substantive talk of addressing some of the shortfalls in current corporate tax policy. If successful, it will provide an opportunity for companies to repatriate cash that is currently held offshore. This has the potential to lift investment in the U.S. and be constructive for employment. Those events would likely mitigate some of investors’ concerns and provide a more constructive investment environment.

Portfolio Facts
As of October 31, 2011
	Class A		Institutional Class
Ticker		AALGX		IILGX
Transfer Agent ID		017		090
Net Assets		$1,393,492,775		$170,247,780
NAV		$21.30		$21.48
NAV - High†	4/29/2011 - $	23.91	4/29/2011 - $	24.05
NAV - Low†	10/3/2011 - $	18.33	10/3/2011 - $	18.48
Number of Holdings: 124
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	10 Years
without sales charge	2.39%	-1.75%	1.32%
with sales charge	-3.22%	-2.86%	0.75%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	2.89%	-1.26%	1.81%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Balanced Fund

Gregory R. Anderson, CFA (left), Darren M. Bagwell, CFA (right), and Michael
G. Landreville, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Balanced Fund earned a return of 4.98%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 3.47%. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 8.28% and 5.00%, respectively.

What factors affected the Fund’s performance?

During the period, we maintained the Fund’s ongoing investment allocation of approximately two-thirds in equities with the remainder in fixed-income securities. As equities fell in value in the second half of the period, we rebalanced to maintain the two-thirds exposure by selling Treasuries and buying equities. In the equity portfolio, technology was the best-performing sector due to strong stock selection in the semiconductor, services and software industries. Health care and consumer staples holdings also benefited performance. However, disappointing returns in the energy and materials sectors offset these areas of strength.

The fixed-income portfolio outperformed its Lipper peer group primarily due to its overweighting in Treasury inflation-protected securities (TIPS), corporate bonds and securitized products (asset-backed and mortgage-backed securities) during the first half of the period when these groups performed well. We also benefited from reducing the fixed-income portfolio’s overweighting in corporate bonds and securitized products during the first half’s market strength. This spared the Fund some of the underperformance of these risk assets during the second half of the period.

What is your outlook?

We expect the U.S. economy to remain sluggish during the first half of next year before improving. This slow-growth environment will likely prevent unemployment from falling materially in the coming months. While the Fed has announced its intent to keep rates low until at least mid-2013, we would not be surprised to see additional monetary-easing moves. Inflation pressures have modestly increased. However, we do not believe current levels pose an economic risk. We expect market volatility to persist but believe it will gradually subside to more muted levels than in 2011.

Major Market Sectors (% of Net Assets)	Portfolio Composition (% of Portfolio)	Top 10 Holdings (% of Net Assets)
		Federal National Mortgage Association Conventional 30- Yr. Pass Through	3.6%
		Federal National Mortgage Association Conventional 15- Yr. Pass Through	2.0%
		Wal-Mart Stores, Inc.	1.8%
		Comcast Corporation	1.8%
		United Technologies Corporation	1.6%
		iShares Nasdaq Biotechnology Index Fund	1.4%
		British American Tobacco plc ADR	1.4%
		Boeing Company	1.4%
		Las Vegas Sands Corporation	1.4%
		Altria Group, Inc.	1.4%
		These securities represent 17.8% of the total net assets of the Fund.

        Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned

Equity markets continue to face headwinds, including European debt, a domestic fiscal drag and a stronger dollar. Therefore, we intend to focus on companies that have strong product cycles, particularly in technology-oriented industries. We also intend to increase our emphasis on companies with greater exposure to emerging market regions, such as Latin America and Asia. As always, our goal is to allow stock selection to drive performance by keeping sector exposures at benchmark levels.

In the fixed-income portfolio, we will continue to look for opportunities to reduce our overweighting in risk assets during periods of market strength, while focusing on higher-quality securities within those segments. We will also consider modest increases in the Fund’s position in Treasuries. As always, we will monitor the economy and markets closely while maintaining a prudent balance of income and long-term capital growth potential.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$140,986,989	$52,732,642
NAV	$12.11	$12.09
NAV - High†	5/2/2011 -$13.21	5/2/2011 -$13.19
NAV - Low†	10/3/2011 - $10.87	10/3/2011 - $10.85
Number of Holdings: 280
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	4.98%	2.57%	3.78%
with sales charge	-0.80%	1.43%	3.20%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	5.50%	3.10%	4.28%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in these Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent High Yield Fund earned a return of 4.37%, compared with the median return of its peer group, the Lipper High Current Yield Funds category, of 3.83%. The Fund’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, earned a return of 5.17%.

What factors affected the Fund’s performance?

The high-yield market rallied during the first half of the fiscal year, driven by the Federal Reserve’s continued quantitative easing, which fueled investors’ risk appetite. The yield premium, or spread, that high-yield bonds offered over Treasury securities tightened from 5.75% at the beginning of the period to 4.35% by the end of February. The high-yield market also benefited from a continued decline in default rates to around 2.0%, down from a peak of 13.5%.

The market reversed course as a confluence of negative events caused investor confidence to falter. This spurred a flight to quality, causing a high-yield market sell off. Spreads dramatically widened, peaking at 8.76% over Treasuries in early October as the market began to price in a possibility of a recession. In the final weeks of the period, however, spreads began to tighten as Europe appeared to be making progress in resolving its debt issues. Money began flowing into high-yield funds as market uncertainty mitigated and investors again sought out higher yields.

The Fund outperformed its Lipper peer group during the period, benefiting from our relatively conservative profile during volatile market conditions. The Fund was positioned with an approximate 3.5% overweighting in BB-rated securities versus the Lipper peer group and a 3.0% underweighting in CCC-rated securities. Over the one-year period, BB-rated bonds gained 5.4%, while CCC-rated bonds returned 4.0%. In an environment where riskier assets significantly underperformed, some lower-rated credits owned by our peers traded down and never recovered. The Fund’s relative performance also was aided by strong security selection within the media, wireless telecommunications and paper industries.

Fund performance relative to its benchmark would have been better if we had carried a larger amount of BB-rated bonds than is typically carried by high-yield funds. These bonds performed better in a declining interest rate and uncertain economic environment, which caused our Fund and other high-yield funds in the Lipper universe to lag the index.

Major Market Sectors (% of Net Assets)	Top 10 Holdings (% of Net Assets)
	Amkor Technology, Inc.	1.3%
	Intelsat Luxembourg SA	1.0%
	CIT Group, Inc.	1.0%
	Intelsat Jackson Holdings SA	0.9%
	Clear Channel Worldwide Holdings, Inc.	0.9%
	Texas Competitive Electric Holdings, LLC, Term Loan	0.9%
	AES Corporation	0.8%
	NOVA Chemicals Corporation	0.8%
	Hertz Corporation	0.8%
	Icahn Enterprises, LP	0.8%
	These securities represent 9.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect economic growth to be slow, and spreads, while remaining volatile, to tighten modestly over the next few quarters. Even with slow growth, we believe high-yield bonds look attractive from a fundamental and valuation standpoint. The financial health of issuing corporations appears solid as they continue to maintain significant cash on their balance sheets and decrease their debt burdens. Additionally, defaults among high-yield bond issuers are projected to remain around the 2% level for the coming year. If interest rates begin to rise, we believe high-yield securities prices will hold up better than investment-grade bonds.

Therefore, we intend to keep the Fund fully invested with an emphasis on more stable, defensive industries, like health care, media/cable and telecommunications, and an underweight in CCC-rated bonds. We plan to continue to lighten the Fund’s exposure to highly leveraged, cyclical industries, such as retail, which tend to struggle in a slow-growth environment.

	Portfolio Facts As of October 31, 2011 Class A

		Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473
Net Assets	$445,267,651	$243,426,113
NAV	$4.71	$4.72
NAV - High†	5/16/2011 - $4.97	5/16/2011 - $4.98
NAV - Low†	10/4/2011 - $4.35	10/4/2011 - $4.35
Number of Holdings: 249
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	4.37%	6.67%	7.36%
with sales charge	-0.35%	5.69%	6.86%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	4.98%	7.12%	7.83%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Municipal Bond Fund earned a return of 3.39%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 2.95%. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, earned a return of 3.78%.

What factors affected the Fund’s performance?

The municipal bond market experienced quite a bit of volatility during the fiscal year. The period began on a weak note as intensely negative media coverage about the fiscal challenges of states and municipalities exacerbated investor concerns about possible defaults. This led to massive outflows from municipal bond funds. Adding to the downward pressure was an excess supply of municipal bonds as issuers rushed to market to take advantage of the favorable Build America Bond program before it expired.

The tide turned in early 2011 as crossover buyers—who do not normally purchase municipal bonds—sought out bargains in the marketplace. The rally picked up steam as the segment benefited from a flight to quality driven by a confluence of unsettling global events, including reports of slower-than-expected U.S. economic growth and an escalation of the European debt crisis. While concerns about other risk assets grew and the threat of widespread defaults never materialized, investors returned to municipal bonds at the same time the segment was experiencing significantly lower supply. The result was a decline in yields across the municipal market, particularly intermediate and long-term bonds, and an increase in valuations.

The Fund outperformed its Lipper peer group due in part to our focus on A-rated bonds, which offered fairly attractive yields but not as much risk as the BBB category. The Fund’s best-performing sector was higher education as several of our AAA-rated bonds benefited from crossover-buyer interest. Fund results were also helped by our emphasis on two sectors where we held a lot of A-rated positions: hospitals and airports. Additionally, special tax revenue bonds—which have dedicated revenues backing them—performed well. In terms of yield curve positioning, results were aided by the Fund’s longer 20- to 25-year holdings.

Major Market Sectors (% of Net Assets)	Top 10 States (% of Net Assets)
	California	12.7%
	Texas	10.3%
	Illinois	9.1%
	New York	5.3%
	Colorado	5.1%
	Washington	4.9%
	Florida	4.6%
	Massachusetts	3.5%
	Louisiana	3.1%
	Pennsylvania	2.9%
	Investments in securities in these States represent 61.5% of the total net assets of the Fund.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

What is your outlook?

We expect the economic recovery will remain slow and uneven with very gradual improvements in unemployment. Although states have been experiencing improving revenues for about six quarters in a row, they are not back to the peak reached in 2008. Budget deficits are still forecast for municipalities and states over the next fiscal year; however, they are much smaller than a year ago. While politicians are making progress, further budget cuts will likely be a more contentious process as the obvious cutbacks have already been made. Also, cities and school districts, which are heavily reliant on property taxes, need to see an improvement in the housing market. Although supply was extremely low earlier this year, the rate of issuance has begun to pick up in the last two months of the period. We believe the market will return to a more normalized level of supply as 2011 comes to a close. We are currently in somewhat uncertain times for the municipal market as various government officials have proposed changes that could have a significant impact on municipal bond tax status and, therefore, the overall market. We will continue to focus our efforts on bottom-up security selection while closely monitoring policy developments.

	Portfolio Facts As of October 31, 2011 Class A
		Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,339,612,174	$86,494,425
NAV	$11.30	$11.30
NAV - High†	9/23/2011 - $11.47	9/23/2011 - $11.47
NAV - Low†	1/14/2011 - $10.57	1/14/2011 - $10.57
Number of Holdings: 431
† For the year ended October 31, 2011

Average Annual Total Returns1

As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	3.39%	4.30%	4.37%
with sales charge	-1.27%	3.34%	3.89%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	3.67%	4.60%	4.66%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital. The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Income Fund earned a return of 4.11%, compared with the median return of its peer group, the Lipper Corporate Debt BBB-Rated Funds category, of 4.31%. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, earned a return of 5.00%.

What factors affected the Fund’s performance?

The yield premium, or spread, that corporate bonds offered over Treasury securities tightened significantly at the end of 2010 and the first part of 2011 as investors gained confidence in the economic recovery. As a result, high-yield and investment-grade corporates significantly outperformed Treasuries during the first half of the fiscal year. The environment shifted relatively quickly as a confluence of negative events created headwinds for risk assets, including an escalation of the European debt crisis, the U.S. budget deficit wrangling and reports of slower-than-expected rates of U.S. economic growth. The resulting uncertainty spurred a flight to quality, as spreads widened out and Treasuries outperformed all risk assets in the second half.

The Fund, which is predominantly made up of corporate bonds, produced solid returns through mid-summer and then lost ground to end the period roughly in line with its Lipper peer group and short of its benchmark. The primary reason for the shortfall was our slightly higher risk profile than our peers. Although we had trimmed the Fund’s exposure to corporate bonds as the period progressed, we still had an overweighting particularly in the lowest tier (BBB) of the investment-grade segment and the upper tier (BB) of the high-yield market. Together, the investment-grade and high-yield segments represented approximately 75% of the Fund’s portfolio at period end.

The Fund’s underweighted position in Treasuries—which we mainly use as a risk hedge and to manage interest rate sensitivity and liquidity—was also a modest negative as the segment gained roughly 9%. Approximately one-third of the benchmark index is composed of Treasuries.

Within investment grade, the Fund benefited from solid performance in the industrial sector. This was offset, however, by negative attribution from our financial sector overweighting. After starting out strong, financials were hit hard by concerns about new regulations, mortgage put-back risk, and the European situation.

Major Market Sectors (% of Net Assets)	Top 10 Holdings (% of Net Assets)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.6%
	U.S. Treasury Notes	0.6%
	Province of Ontario	0.6%
	Province of Ontario	0.6%
	Wachovia Bank Commercial Mortgage Trust	0.5%
	U.S. Treasury Notes	0.5%
	CenterPoint Energy Resources
	Corporation	0.5%
	U.S. Treasury Notes	0.5%

	These securities represent 7.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

The financial markets are facing a lot of uncertainty, particularly surrounding the resolution of Europe’s debt crisis. Also, the U.S. economy is growing slowly while experiencing fiscal headwinds as budgets continue to be cut. To prop up the recovery, the Fed has made the unusual move of committing to hold short-term interest rates at record low levels until mid-2013.

At the end of the period, corporate valuations and spreads were pricing in a significant amount of bad news. While the segment will likely see volatility in the short term, we believe the long-term outlook is attractive. We plan to moderate the Fund’s risk profile versus its peers with pared-back exposure to financials. Instead, we are favoring stable cash-flow industries such as pipelines, electric utilities, media, cable and energy. Within high yield, we plan to emphasize BB-rated bonds, which look attractive and tend to default at lower rates than the rest of the segment. As always, we intend to stay focused on bottom-up analysis of solid companies with predictable cash flows.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$397,944,025	$401,082,328
NAV	$8.77	$8.76
NAV - High†	8/4/2011 - $8.94	8/4/2011 - $8.93
NAV - Low†	10/11/2011 - $8.54	10/11/2011 - $8.53
Number of Holdings: 507
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	10 Years
without sales charge	4.11%	5.52%	4.84%
with sales charge	-0.53%	4.57%	4.36%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	4.52%	5.96%	5.25%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right),

Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Core Bond Fund earned a return of 4.53%, compared with the median return of its peer group, the Lipper Intermediate Investment Grade Debt Funds category, of 4.21%. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, earned a return of 5.00%.

What factors affected the Fund’s performance?

During the first half of the fiscal year, the Fed’s second round of quantitative easing (QE2) helped restore confidence to the financial markets, which triggered a favorable tightening of the yield premium, or spread, that risk assets offer over Treasury securities. Risk assets in the Fund included corporate bonds and securitized products such as asset-backed and mortgage-backed securities. In spite of the Fed’s buying of Treasury securities, 10-year Treasury note yields increased from 2.60% at the beginning of November to 3.29% at the end of April. As a result, Treasuries underperformed risk assets during the first part of the fiscal year.

The environment reversed course in the second half of the period. A confluence of negative events created headwinds for risk assets, including uncertainty surrounding the European sovereign debt situation, the U.S. budget impasse, the resulting credit downgrade and slowing U.S. economic growth. This confluence spurred a flight to quality, as spreads widened out dramatically. Ten-year Treasury rates fell sharply and ended the period at 2.11%. The Fund outperformed its Lipper peer group primarily because of its overweighting in corporate bonds and securitized products. Both of these groups performed well overall during the period. We also benefited from reducing the Fund’s overweighting in corporate bonds and securitized products during the market’s strength while increasing its weightings in Treasuries. This spared the Fund some of the underperformance of these risk assets during the second half of the period. The Fund’s overweighting in Treasury inflation-protected securities (TIPS) also produced solid results despite significant volatility in the segment.

Results fell short of the benchmark index as the Fund did not have as much exposure to Treasuries, despite our increase during the period. Treasuries comprised approximately one-third of the benchmark while our Fund had around 20%. Even though we reduced the Fund’s overweighting of risk assets during the year, it still owned a greater percentage of these assets than did the index.

Major Market Sectors (% of Net Assets)	Top 10 Holdings (% of Net Assets)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	10.4%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through	5.7%
	Thrivent High Yield Fund	4.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.1%
	Federal Home Loan Banks	3.4%
	U.S. Treasury Notes	3.2%
	U.S. Treasury Bonds	2.4%
	U.S. Treasury Notes	2.3%
	U.S. Treasury Notes, TIPS	2.3%
	U.S. Treasury Notes, TIPS	2.3%
	These securities represent 40.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect the U.S. economy will remain sluggish at best during the first half of next year and possibly pick up in the second half. The slow-growth environment will likely keep unemployment from falling materially in the coming months. While the Fed has announced it intends to keep rates low until at least mid-2013, we wouldn’t be surprised to see additional monetary easing moves.

Although we expect market volatility to persist, we believe it will gradually subside to more muted levels than we experienced in 2011.

We will continue to look for opportunities to reduce the Fund’s overweighting in risk assets during periods of market strength, while focusing on higher-quality assets within those segments. These moves should help bring the Fund’s risk profile more in line with its peer group.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$236,250,627	$56,487,118
NAV	$10.19	$10.19
NAV - High†	8/4/2011 - $10.29	8/4/2011 - $10.29
NAV - Low†	12/15/2010 - $9.85	12/15/2010 - $9.85
Number of Holdings: 230
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	5 Years	10 Years
without sales charge	4.53%	5.01%	4.45%
with sales charge	-0.20%	4.04%	3.97%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	4.88%	5.36%	4.84%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Government Bond Fund

Michael G. Landreville, CFA, Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund is subject to interest rate risk, government securities risk and inflation-linked security risk. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Government Bond Fund earned a return of 3.99%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 4.10%. The Fund’s market benchmarks, the Barclays Capital U.S. Agency Index and the Barclays Capital U.S. Treasury Index, earned returns of 2.73% and 5.27%, respectively.

What factors affected the Fund’s performance?

The Federal Reserve kept its target federal funds rate at zero to 0.25% during the period while embarking on its second round of quantitative easing (QE2). While this program restored confidence to the equity market during the first half of the fiscal year, interest rates on Treasury securities actually rose in spite of the Fed’s buying. Ten-year Treasury note yields increased from 2.60% at the beginning of November to 3.29% at the end of April. However, the second half of the period saw a quick reversal of this trend as 10-year Treasury rates fell to 2.11% by the end of October 2011. Uncertainty surrounding the resolution of the European sovereign debt situation, the U.S. budget impasse and the Fed’s new “Operation Twist” program all contributed to this drop in yields.

Consequently, longer-maturity Treasuries produced

significantly higher returns over the period than shorter-term Treasuries. For example, the Barclays Capital 20+ year Treasury Index advanced 19.38%, compared to a return of 3.35% for the Barclays Capital Intermediate Treasury Index. Agency bonds reported more modest results of 2.73% due to the segment’s shorter duration, or interest rate sensitivity. The mortgage-backed securities (MBS) sector produced a return of 4.58%.

The Fund’s performance was helped by its longer duration and heavier weighting in U.S. Treasury securities than its Lipper peer group. However, this was offset by the Fund’s significantly higher weighting in U.S. agency debt and lower exposure to MBS debt than its Lipper peers. Also, the Fund owned debt guaranteed by Canada, Germany, the Netherlands, France, Belgium and Luxembourg. While these bonds were added as portfolio diversifiers, they underperformed U.S. bonds in 2011. The overall result was a slight underperformance of the Fund versus its Lipper peer group for the year. However, the Fund’s performance was in line with a 50%/50% blend of the Barclays Capital U.S. Treasury and U.S. Agency indexes despite the fact they incur no operating expenses. This was primarily due to the Fund’s 10% weighting in Treasury inflation-protected securities (TIPS) and MBS, which performed well during the period.

Major Market Sectors (% of Net Assets)	Top 10 Holdings
	(% of Net Assets)
	U.S. Treasury Notes	7.8%
	U.S. Treasury Notes	4.1%
	Federal Home Loan Banks	4.0%
	U.S. Treasury Notes	3.8%
	Federal Home Loan Mortgage Corporation	3.6%
	Federal National Mortgage Association	3.4%
	U.S. Treasury Notes	3.3%
	Federal Home Loan Mortgage Corporation	3.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.1%
	U.S. Treasury Notes	3.0%
	These securities represent 39.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Because we expect the U.S. economy to remain lackluster during the first half of next year, we anticipate the Fed will hold or even increase its monetary easing stance. The slow-growth environment will likely keep unemployment from falling materially in the coming months. While inflation pressures have modestly increased recently, we are not concerned with the levels we are seeing at this point. Unfortunately, we expect market volatility to persist, albeit at more muted levels than we saw in 2011.

Because the Fund is intended to serve as a conservative and defensive investment vehicle, we will not attempt to aggressively seize investment opportunities in different market segments. We expect the Fund’s asset mix to remain largely unchanged on an ongoing basis.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	TBFAX	TBFIX
Transfer Agent ID	039	459
Net Assets	$7,300,696	$94,574,522
NAV	$10.69	$10.69
NAV - High†	9/22/2011 - $10.88	9/22/2011 -$10.88
NAV - Low†	2/8/2011 - $9.95	2/8/2011 - $9.96
Number of Holdings: 61
† For the period ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011
Class A2	1-Year	From Inception 2/26/2010
without sales charge	3.99%	6.42%
with sales charge	1.87%	5.17%

Institutional Class[3]	1-Year	From Inception 2/26/2010
Net Asset Value	4.25%	6.76%

Value of a $10,000 Investment
Class A Shares*,1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays Capital U.S. Treasury Index, the Barclays Capital U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays Capital U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right),

Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal. The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Limited Maturity Bond Fund earned a return of 0.87%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 0.76%. The Fund’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, earned a return of 1.21%.

What factors affected the Fund’s performance?

Fixed-income markets were characterized by the terms “risk on/risk off” during the 12-month period. The tale of two markets began with the Federal Reserve’s announcement of its second round of quantitative easing (QE2) in late 2010, which fueled investors’ appetite for risk and drove a strong run of outperformance for all non-government sectors. Yields across the Treasury market rose significantly, causing prices to fall. Corporate bonds and securitized assets had modest positive returns during this half, whereas Treasuries and government securities experienced negative results.

Approximately halfway through the fiscal year, this market environment reversed course as a confluence of negative events created headwinds for risk assets. These factors included the end of the QE2 program, the after-effects of Japan’s earthquake, an increase in oil prices, an escalation of the European debt crisis, reports of slower-than-expected rates of U.S. economic growth, the U.S. budget deficit wrangling, and the ensuing S&P credit downgrade. The resulting uncertainty spurred a flight to quality. Treasury yields declined significantly, more so in the longer maturities, as 10-year bonds fell by 117 basis points and two-year Treasuries dropped 36 basis points over the second half of the period. Meanwhile, spreads (or risk premium) widened dramatically. Treasuries and government securities strongly outpaced risk assets during this time frame.

The Fund’s outperformance of its Lipper peer group primarily occurred in the first half of the period as our emphasis on spread sectors, such as high-quality corporate bonds, mortgage-backed securities and asset-backed securities, benefited performance in the risk-on environment. Meanwhile, the Fund fell short of its benchmark index mostly in the second half because Treasuries and government agencies comprised about 80% of the benchmark, while our Fund had around 25% weighting in these segments.

Major Market Sectors	Top 10 Holdings
(% of Net Assets)	(% of Net Assets)
	U.S. Treasury Notes	3.4%
	U.S. Treasury Notes	3.2%
	U.S. Treasury Notes	1.9%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.3%
	U.S. Treasury Notes, TIPS	1.3%
	Thrivent High Yield Fund	1.2%
	Federal Farm Credit Bank	1.1%
	U.S. Treasury Notes	1.1%
	SLM Student Loan Trust	0.9%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.8%
	These securities represent 16.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

As of the date of this writing, headline risks surrounding the European debt crisis are driving financial markets, and the resolution is somewhat unclear because of the politics involved. We believe concerns about an economic recession in the U.S. economy have been overblown as recent economic data has been exceeding expectations.

However, economic growth will likely remain plateaued in the 1-2% range. The Fed has made the unusual move of committing to hold short-term interest rates at record low levels until mid-2013 and announced “Operation Twist” to bring long-term interest rates down. We expect short- and intermediate-term interest rates to remain at low levels at least through the first half of 2012.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$344,802,184	$584,655,912
NAV	$12.41	$12.40
NAV - High†	11/4/2010 - $12.60	11/4/2010 - $12.60
NAV - Low†	10/11/2011 - $12.35	10/11/2011 - $12.34
Number of Holdings: 357
† For the year ended October 31, 2011

Average Annual Total Returns[1]
As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.87%	3.36%	3.20%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.05%	3.67%	3.55%

Value of a $10,000 Investment

Class A Shares1,(a)

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2011?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

The low-yield environment that had persisted for most of 2009 and 2010 caused many money market funds to maintain or seek higher yields through an increased allocation to foreign banks. When the debt problem in Europe appeared to be worsening in July 2011, many money market funds were struggling to reduce exposure to European banks and increase their fund’s liquidity. The industry continued to shift assets away from the region, driving down yields of many domestic industrial and municipal securities. Yields offered for Canadian and Australian bank securities also declined as they benefited from the shift out of eurozone banks.

Fortunately, the Fund had maintained a substantially lower weighting in European securities than our peer group throughout the period given our conservative approach and concerns about the sector. As the industry shifted away from European banks and increased liquidity, the Fund was able to quickly increase exposure to Canadian and Australian banks. We continued to structure the Fund conservatively in order to help maintain credit quality and liquidity, with significant exposure to U.S. government-supported securities and higher-quality municipal securities. The Fund has no direct exposure to the eurozone’s five most troubled economies: Greece, Portugal, Italy, Spain and Ireland. We also maintained a much shorter weighted-average maturity (WAM) in the Fund than our peers during most of the fiscal year. However, when spreads started to widen out in the European banking sector in August and September, we dramatically lengthened the Fund’s WAM to take advantage of the dislocation in the market. Toward the end of the period, the Fund’s WAM drifted lower again as we remained concerned about problems in Europe. In order to manage the Fund’s return for investors, we continued to waive certain Fund fees and expenses throughout the 12-month period.

What is your outlook?

Between now and the first quarter of 2012, we expect the Securities and Exchange Commission (SEC) will come out with new proposed regulations for money market funds

Portfolio Composition (% of Portfolio)

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

regarding the potential for a floating net asset value and/or capital reserve requirements. As usual, the SEC will solicit feedback from industry participants before implementing these anticipated proposed changes. We intend to monitor these developments and work with regulators, to the extent necessary, to support what we believe are positive reforms for the money market industry.

Recent indicators suggest that the U.S. economy may slow down slightly in the coming months, and there is increasing concern that Europe may experience a recession. As a result, the Federal Reserve has stated its intent to keep the federal funds overnight target rate unchanged through mid-2013. At some point, the Fed may enter into repurchase agreements directly with money market funds. While this may add some supply and provide a slight boost to the fed funds rate, money market yields are expected to remain close to zero for an extended period of time.

Portfolio Facts
As of October 31, 2011
	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$587,884,921	$11,562,348
NAV	$1.00	$1.00
Number of Holdings: 91

Average Annual Total Returns[1]
As of October 31, 2011

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	1.73%	1.71%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	1.85%	1.94%

Money Market Portfolio Yields*
As of October 31, 2011

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.64%	-0.25%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.64%	-0.25%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*	Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period 5/1/2011- 10/31/2011*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$893	$3.76	0.79%
Institutional Class	$1,000	$895	$2.01	0.42%

Hypothetical**
Class A	$1,000	$1,021	$4.01	0.79%
Institutional Class	$1,000	$1,023	$2.14	0.42%

Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$913	$3.64	0.76%
Institutional Class	$1,000	$914	$1.65	0.34%

Hypothetical**
Class A	$1,000	$1,021	$3.85	0.76%
Institutional Class	$1,000	$1,023	$1.75	0.34%

	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period 5/1/2011- 10/31/2011*	Annualized Expense Ratio
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$936	$3.34	0.68%
Institutional Class	$1,000	$939	$1.53	0.31%

Hypothetical**
Class A	$1,000	$1,022	$3.49	0.68%
Institutional Class	$1,000	$1,024	$1.60	0.31%

Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$958	$3.39	0.69%
Institutional Class	$1,000	$959	$1.67	0.34%

Hypothetical**
Class A	$1,000	$1,022	$3.50	0.69%
Institutional Class	$1,000	$1,024	$1.72	0.34%

Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$831	$6.73	1.46%
Institutional Class	$1,000	$833	$4.86	1.05%

Hypothetical**
Class A	$1,000	$1,018	$7.41	1.46%
Institutional Class	$1,000	$1,020	$5.36	1.05%

Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$879	$6.66	1.41%
Institutional Class	$1,000	$881	$4.05	0.85%

Hypothetical**
Class A	$1,000	$1,018	$7.15	1.41%
Institutional Class	$1,000	$1,021	$4.35	0.85%

Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$846	$6.33	1.36%
Institutional Class	$1,000	$849	$3.54	0.76%

Hypothetical**
Class A	$1,000	$1,018	$6.93	1.36%
Institutional Class	$1,000	$1,021	$3.86	0.76%

Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$902	$5.11	1.07%
Institutional Class	$1,000	$904	$2.52	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.43	1.07%
Institutional Class	$1,000	$1,023	$2.68	0.53%

Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$876	$5.94	1.26%
Institutional Class	$1,000	$877	$4.27	0.90%

Hypothetical**
Class A	$1,000	$1,019	$6.39	1.26%
Institutional Class	$1,000	$1,021	$4.60	0.90%

	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period 5/1/2011- 10/31/2011*	Annualized Expense Ratio
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$858	$5.62	1.20%
Institutional Class	$1,000	$860	$3.35	0.72%

Hypothetical**
Class A	$1,000	$1,019	$6.11	1.20%
Institutional Class	$1,000	$1,022	$3.65	0.72%

Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$865	$6.14	1.31%
Institutional Class	$1,000	$866	$4.73	1.00%

Hypothetical**
Class A	$1,000	$1,019	$6.65	1.31%
Institutional Class	$1,000	$1,020	$5.12	1.00%

Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$906	$5.80	1.21%
Institutional Class	$1,000	$909	$3.98	0.83%

Hypothetical**
Class A	$1,000	$1,019	$6.14	1.21%
Institutional Class	$1,000	$1,021	$4.21	0.83%

Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$881	$5.04	1.06%
Institutional Class	$1,000	$883	$2.47	0.52%

Hypothetical**
Class A	$1,000	$1,020	$5.41	1.06%
Institutional Class	$1,000	$1,023	$2.65	0.52%

Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$891	$5.29	1.11%
Institutional Class	$1,000	$893	$2.90	0.61%

Hypothetical**
Class A	$1,000	$1,020	$5.66	1.11%
Institutional Class	$1,000	$1,022	$3.09	0.61%

Thrivent Balanced Fund

Actual
Class A	$1,000	$923	$5.43	1.12%
Institutional Class	$1,000	$925	$3.12	0.64%

Hypothetical**
Class A	$1,000	$1,020	$5.70	1.12%
Institutional Class	$1,000	$1,022	$3.27	0.64%

Thrivent High Yield Fund

Actual
Class A	$1,000	$984	$4.21	0.84%
Institutional Class	$1,000	$988	$2.35	0.47%

Hypothetical**
Class A	$1,000	$1,021	$4.28	0.84%
Institutional Class	$1,000	$1,023	$2.39	0.47%

	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period 5/1/2011- 10/31/2011*	Annualized Expense Ratio
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,057	$3.93	0.76%
Institutional Class	$1,000	$1,059	$2.55	0.49%

Hypothetical**
Class A	$1,000	$1,021	$3.86	0.76%
Institutional Class	$1,000	$1,023	$2.51	0.49%

Thrivent Income Fund

Actual
Class A	$1,000	$1,017	$3.99	0.78%
Institutional Class	$1,000	$1,019	$1.98	0.39%

Hypothetical**
Class A	$1,000	$1,021	$4.00	0.78%
Institutional Class	$1,000	$1,023	$1.98	0.39%

Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,026	$4.36	0.85%
Institutional Class	$1,000	$1,028	$2.62	0.51%

Hypothetical**
Class A	$1,000	$1,021	$4.35	0.85%
Institutional Class	$1,000	$1,023	$2.61	0.51%

Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,056	$4.69	0.90%
Institutional Class	$1,000	$1,058	$2.80	0.54%

Hypothetical**
Class A	$1,000	$1,021	$4.61	0.90%
Institutional Class	$1,000	$1,022	$2.76	0.54%

Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$999	$3.04	0.60%
Institutional Class	$1,000	$1,000	$1.76	0.35%

Hypothetical**
Class A	$1,000	$1,022	$3.08	0.60%
Institutional Class	$1,000	$1,023	$1.78	0.35%

Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.48	0.29%
Institutional Class	$1,000	$1,000	$1.47	0.29%

Hypothetical**
Class A	$1,000	$1,024	$1.49	0.29%
Institutional Class	$1,000	$1,024	$1.49	0.29%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (twenty-two of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 15, 2011

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Mutual Funds (65.7%)	Value
Equity Mutual Funds (62.6%)
991,281	Thrivent Natural Resources Fund	$10,180,455
3,699,566	Thrivent Partner Small Cap Growth Fund[a]	44,357,797
752,160	Thrivent Partner Small Cap Value Fund	11,425,311
1,004,432	Thrivent Small Cap Stock Fund[a]	15,026,295
1,656,139	Thrivent Mid Cap Growth Fund[a]	32,808,108
1,587,827	Thrivent Partner Mid Cap Value Fund	18,418,798
1,827,872	Thrivent Mid Cap Stock Fund	28,204,069
9,977,936	Thrivent Partner Worldwide Allocation Fund	83,215,986
6,646,413	Thrivent Large Cap Growth Fund[a]	35,093,059
2,232,910	Thrivent Large Cap Value Fund	29,117,144
1,281,260	Thrivent Large Cap Stock Fund	27,521,460
456,523	Thrivent Equity Income Plus Fund	4,031,097

	Total Equity Mutual Funds	339,399,579

Fixed Income Mutual Funds (3.1%)
1,099,603	Thrivent High Yield Fund	5,190,125
1,108,458	Thrivent Government Bond Fund	11,849,412

	Total Fixed Income Mutual Funds	17,039,537

	Total Mutual Funds (cost $358,648,568)	356,439,116

Shares	Common Stock (25.2%)	Value
Consumer Discretionary (3.2%)
4,900	Aeon Company, Ltd.	64,086
7,300	Amazon.com, Inc.[a]	1,558,623
700	Aryzta AG	33,753
5,369	Autoliv, Inc.	310,167
800	Bayerische Motoren Werke AG	43,538
900	Beiersdorf AG	51,885
26,100	Best Buy Company, Inc.	684,603
18,500	Big Lots, Inc.[a]	697,265
4,600	British Sky Broadcasting Group plc	51,869
10,310	Buffalo Wild Wings, Inc.[a]	682,728
2,860	CBS Corporation	73,817
5,000	Charter Communications, Inc.[a]	229,700
47,300	Comcast Corporation	1,109,185
800	Daito Trust Construction Company, Ltd.	70,880
14,769	Discovery Communications, Inc.[a]	641,861
3,885	Dollar Tree, Inc.[a]	310,645
13,100	Fiat SPA	80,217
35,576	Foot Locker, Inc.	777,691
3,690	Harley-Davidson, Inc.	143,541
500	Kabel Deutschland Holding AGa	28,359
28,887	Las Vegas Sands Corporation[a]	1,356,245
1,300	Lawson, Inc.	73,151
15,500	Life Time Fitness, Inc.[a]	668,515
8,500	Lifestyle International Holdings, Ltd.	22,755
6,860	Lowe’s Companies, Inc.	144,197
7,407	Macy’s, Inc.	226,136
19,100	McDonald’s Corporation	1,773,435
7,000	Mediaset SPA	25,791
33,000	Mitsubishi Motors Corporation[a]	43,592
6,490	News Corporation	115,846
8,240	Omnicom Group, Inc.	366,515
2,583	Panera Bread Company[a]	345,321

Shares	Common Stock (25.2%)	Value
Consumer Discretionary (3.2%) - continued
71,659	Pier 1 Imports, Inc.[a]	$896,454
1,100	Priceline.com, Inc.[a]	558,492
1,700	ProSiebenSat.1 Media AG	36,237
7,600	Sands China, Ltd.[a]	22,839
16,076	Signet Jewelers, Ltd.	693,036
39,000	SJM Holdings, Ltd.	66,848
25,240	Target Corporation	1,381,890
2,310	Time Warner Cable, Inc.	147,124
3,520	Viacom, Inc.	154,352
2,300	Vivendi SA	51,397
200	Volkswagen AG	31,277
8,700	Williams-Sonoma, Inc.	326,598
4,979	WMS Industries, Inc.[a]	109,090
29,200	Wynn Macau, Ltd.	81,815

	Total Consumer Discretionary	17,363,361

Consumer Staples (2.2%)
44,190	Altria Group, Inc.	1,217,435
18,827	Anheuser-Busch InBev NV ADR	1,044,334
1,300	Autogrill SPA	15,035
1,400	British American Tobacco plc	64,193
13,777	British American Tobacco plc ADR	1,270,928
600	Casino Guichard Perrachon SA	56,183
23,942	Corn Products International, Inc.	1,161,187
28,200	CVS Caremark Corporation	1,023,660
200	Delhaize Group SA	13,064
3,780	Diageo plc ADR	313,286
600	Heineken Holding NV	25,668
1,000	Henkel AG & Company KGaA	59,445
10,698	Herbalife, Ltd.	667,127
1,800	Imperial Tobacco Group plc	65,571
1,900	Kao Corporation	49,845
10,453	Kraft Foods, Inc.	367,737
9,700	Marks and Spencer Group plc	50,011
600	Nestle SA	34,703
19,013	Philip Morris International, Inc.	1,328,438
2,800	Seven & I Holdings Company, Ltd.	74,720
5,906	TreeHouse Foods, Inc.[a]	362,274
42,090	Wal-Mart Stores, Inc.	2,387,345

	Total Consumer Staples	11,652,189

Energy (2.8%)
12,057	Alpha Natural Resources, Inc.[a]	289,850
3,780	Anadarko Petroleum Corporation	296,730
12,418	Apache Corporation	1,237,205
33,445	Arch Coal, Inc.	609,368
15,228	Baker Hughes, Inc.	883,072
11,240	Chevron Corporation	1,180,762
6,190	ConocoPhillips	431,134
33,130	ENSCO International plc ADR	1,645,236
6,900	Exxon Mobil Corporation	538,821
16,200	Helix Energy Solutions Group, Inc.[a]	292,572
9	INPEX Holdings, Inc.	59,419
42,800	Marathon Oil Corporation	1,114,084
5,095	National Oilwell Varco, Inc.	363,426
4,600	Newfield Exploration Company[a]	185,196
1,540	Occidental Petroleum Corporation	143,128
10,252	Oil States International, Inc.[a]	713,642
54,559	Patriot Coal Corporation[a]	685,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (25.2%)	Value
Energy (2.8%) - continued
21,647	Peabody Energy Corporation	$938,830
3,900	Petrofac, Ltd.	89,590
51,726	Petroleum Geo-Services ASA[a]	561,991
3,600	Royal Dutch Shell plc	129,167
822	Royal Dutch Shell plc, Class A	29,120
6,300	Southwestern Energy Company[a]	264,852
20,033	Swift Energy Company[a]	613,411
110,360	Weatherford International, Ltd.[a]	1,710,580

	Total Energy	15,006,447

Financials (2.8%)
4,860	ACE, Ltd.	350,649
7,454	Affiliated Managers Group, Inc.[a]	690,315
4,490	Aon Corporation	209,324
3,000	Assicurazioni Generali SPA	53,676
5,000	Atlantia SPA	76,156
20,000	Banco de Sabadell SA	71,734
17,900	Banco de Valencia SAa	21,846
2,000	Cheung Kong Holdings, Ltd.	24,792
17,160	Citigroup, Inc.	542,084
1,600	CME Group, Inc.	440,896
16,164	Duke Realty Corporation	198,494
5,500	Endurance Specialty Holdings, Ltd.	204,600
13,724	Equity One, Inc.	235,367
2,200	Experian plc	28,581
100,000	Fifth Third Bancorp	1,201,000
1,440	Goldman Sachs Group, Inc.	157,752
1,007	Hannover Rueckversicherung AG	49,579
14,141	HCC Insurance Holdings, Inc.	376,292
20,118	Host Hotels & Resorts, Inc.	287,084
1,499	IntercontinentalExchange, Inc.[a]	194,690
33,809	J.P. Morgan Chase & Company	1,175,201
12,500	Kerry Properties, Ltd.	45,874
12,380	KKR & Company, LP	166,882
7,118	Lazard, Ltd.	194,606
4,700	M&T Bank Corporation	357,717
3,620	MetLife, Inc.	127,279
3,500	Mitsui & Company, Ltd.	51,081
400	Muenchener Rueckversicherungs- Gesellschaft AG	53,568
10,600	NASDAQ OMX Group, Inc.[a]	265,530
5,800	Northern Trust Corporation	234,726
53,516	Ocwen Financial Corporation[a]	775,982
373,146	Popular, Inc.[a]	694,052
7,876	Principal Financial Group, Inc.	203,043
9,188	Prudential plc	94,907
6,549	Resolution, Ltd.	28,822
6,100	Standard Life plc	21,041
4,360	State Street Corporation	176,100
3,100	Sumitomo Mitsui Financial Group, Inc.	86,650
3,000	Sun Hung Kai Properties, Ltd.	41,306
3,410	SVB Financial Group[a]	156,655
28,354	Texas Capital Bancshares, Inc.[a]	793,912
41,390	U.S. Bancorp	1,059,170
12,970	Unum Group	309,205
1,910	Vanguard REIT ETF	111,047
13,537	W.R. Berkley Corporation	471,223
42,820	Wells Fargo & Company	1,109,466
1,500	Westfield Group	12,075
8,000	Wheelock and Company, Ltd.	23,505
50,172	Zions Bancorporation	870,986

Shares	Common Stock (25.2%)	Value
Financials (2.8%) - continued
200	Zurich Financial Services AGa	$46,089
	Total Financials	15,172,611

Health Care (3.2%)
10,100	Abbott Laboratories	544,087
2,600	Alexion Pharmaceuticals, Inc.[a]	175,526
41,700	Align Technology, Inc.[a]	960,351
29,098	Amgen, Inc.	1,666,442
2,300	AstraZeneca plc	110,426
23,110	Baxter International, Inc.	1,270,588
3,076	C.R. Bard, Inc.	264,382
4,659	Celesio AG	73,481
17,272	Covance, Inc.[a]	876,209
7,105	Coventry Health Care, Inc.[a]	226,010
5,370	Covidien plc	252,605
14,100	Eli Lilly and Company	523,956
100	Fresenius SE & Company KGaA	9,819
19,200	Gilead Sciences, Inc.[a]	799,872
33,892	Health Net, Inc.[a]	941,859
12,110	Johnson & Johnson	779,763
12,616	McKesson Corporation	1,028,835
16,400	Merck & Company, Inc.	565,800
53,458	Mylan, Inc.[a]	1,046,173
400	Novartis AG	22,534
69,317	Pfizer, Inc.	1,335,045
30,680	PSS World Medical, Inc.[a]	682,630
200	Roche Holding AG	32,814
1,600	Suzuken Company, Ltd.	38,280
8,800	Thoratec Corporation[a]	321,288
20,308	United Therapeutics Corporation[a]	888,069
24,970	UnitedHealth Group, Inc.	1,198,310
2,871	Varian Medical Systems, Inc.[a]	168,585
4,093	Vertex Pharmaceuticals, Inc.[a]	162,042
2,500	Waters Corporation[a]	200,300
6,141	Zimmer Holdings, Inc.[a]	323,201

	Total Health Care	17,489,282

Industrials (2.9%)
6,800	3M Company	537,336
7	A P Moller - Maersk AS	47,339
4,700	Abertis Infraestructuras SA	77,341
9,700	Boeing Company	638,163
2,200	Bouygues SA	82,167
8,400	Caterpillar, Inc.	793,464
9	Central Japan Railway Company	76,563
6,256	Chicago Bridge and Iron Company	228,844
8,531	CSX Corporation	189,473
28,984	Deluxe Corporation	684,602
1,300	East Japan Railway Company	78,817
700	Eiffage SA	23,742
28,053	EMCOR Group, Inc.	703,289
4,996	Expeditors International of Washington, Inc.	227,818
700	Fraport AG	44,073
27,563	FTI Consulting, Inc.[a]	1,086,258
20,500	GATX Corporation	778,590
12,600	General Dynamics Corporation	808,794
27,674	General Electric Company	462,433
15,749	Honeywell International, Inc.	825,248
106,376	Manitowoc Company, Inc.	1,178,646
3,700	Manpower, Inc.	159,618
5,000	Orient Overseas International, Ltd.	22,566
12,212	Oshkosh Corporation[a]	254,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (25.2%)	Value
Industrials (2.9%) - continued
11,712	Parker Hannifin Corporation	$955,114
9,200	PostNL NV	46,583
4,900	Precision Castparts Corporation	799,435
6,900	Republic Services, Inc.	196,374
700	Safran SA	22,859
30,554	Shaw Group, Inc.[a]	710,686
7,873	SPX Corporation	429,945
9,218	Teledyne Technologies, Inc.[a]	502,104
9,730	Textron, Inc.	188,957
86,200	Thomas Cook Group plc	71,521
5,700	Tyco International, Ltd.	259,635
10,661	Union Pacific Corporation	1,061,516
3,267	United Technologies Corporation	254,761
1,200	W.W. Grainger, Inc.	205,572
4,720	WESCO International, Inc.[a]	228,731
300	West Japan Railway Company	12,712

	Total Industrials	15,956,431

Information Technology (6.5%)
6,632	ADTRAN, Inc.	222,835
22,662	Akamai Technologies, Inc.[a]	610,514
4,600	Alliance Data Systems Corporation[a]	471,224
12,177	Apple, Inc.[a]	4,929,006
65,800	Atmel Corporation[a]	694,848
2,600	Baidu.com, Inc. ADR[a]	364,468
14,250	Broadcom Corporation[a]	514,282
17,150	Cisco Systems, Inc.	317,790
13,326	Cognizant Technology Solutions Corporation[a]	969,466
1,600	Computershare, Ltd.	12,644
21,224	eBay, Inc.[a]	675,560
36,550	EMC Corporation[a]	895,840
4,401	F5 Networks, Inc.[a]	457,484
3,905	Google, Inc.[a]	2,314,259
30,100	Hewlett-Packard Company	800,961
74,600	Intel Corporation	1,830,684
1,606	International Business Machines Corporation	296,516
7,148	Ixia[a]	80,987
11,411	Juniper Networks, Inc.[a]	279,227
6,600	Lam Research Corporation[a]	283,734
85,204	Microsoft Corporation	2,268,983
69,920	Monster Worldwide, Inc.[a]	645,362
8,800	Nokia Oyj	59,216
8	NTT Data Corporation	26,819
44,073	NVIDIA Corporation[a]	652,280
90,030	Oracle Corporation	2,950,283
23,275	Plantronics, Inc.	777,618
25,162	Plexus Corporation[a]	646,663
23,100	QUALCOMM, Inc.	1,191,960
38,671	Quest Software, Inc.[a]	680,223
6,781	Red Hat, Inc.[a]	336,677
4,869	Salesforce.com, Inc.[a]	648,405
39,400	SuccessFactors, Inc.[a]	1,051,980
8,200	Telefonaktiebolaget LM Ericsson	85,472
84,571	Teradyne, Inc.[a]	1,211,057
11,290	Texas Instruments, Inc.	346,942
45,192	TIBCO Software, Inc.[a]	1,305,597
16,124	ValueClick, Inc.[a]	283,782
24,100	VeriFone Systems, Inc.[a]	1,017,261
9,100	Visa, Inc.	848,666
7,709	VMware, Inc.[a]	753,555

Shares	Common Stock (25.2%)	Value
Information Technology (6.5%) - continued
16,062	Xilinx, Inc.	$537,435

	Total Information Technology	35,348,565

Materials (0.8%)
4,847	Albemarle Corporation	258,297
1,200	Bayer AG	76,454
3,700	BHP Billiton plc	116,516
1,700	BHP Billiton, Ltd.	66,543
3,700	CF Industries Holdings, Inc.	600,399
8,170	Dow Chemical Company	227,779
4,360	E.I. du Pont de Nemours and Company	209,585
37,546	Freeport-McMoRan Copper & Gold, Inc.	1,511,602
1,400	Henkel AG & Company KGaA	68,362
5,800	ITOCHU Corporation	57,364
2,000	Marubeni Corporation	11,641
2,700	Nippon Paper Group, Inc.	61,880
1,961	Rio Tinto plc	106,093
704	Rio Tinto, Ltd.	50,541
2,027	Sigma-Aldrich Corporation	132,728
6,818	Silgan Holdings, Inc.	255,948
19,344	Steel Dynamics, Inc.	241,606
17,000	Ube Industries, Ltd.	49,839
1,000	Walter Energy, Inc.	75,650
455	Yara International ASA	21,517

	Total Materials	4,200,344

Telecommunications Services (0.2%)
23,000	AT&T, Inc.	674,130
2,100	Deutsche Telekom AG	26,679
6,755	Inmarsat plc	50,961
8	KDDI Corporation	58,603
1,900	Koninklijke (Royal) KPN NV	24,876
1,300	Nippon Telegraph & Telephone Corporation	66,685
29	NTT DoCoMo, Inc.	51,505
18,100	Telstra Corporation, Ltd.	58,765
7,434	Verizon Communications, Inc.	274,909

	Total Telecommunications Services	1,287,113

Utilities (0.6%)
20,900	A2A SPA	28,572
12,800	CMS Energy Corporation	266,496
1,300	Enagas SA	25,563
7,640	Exelon Corporation	339,140
2,900	Gas Natural SDG SA	53,905
5,800	National Grid plc	57,666
12,160	NiSource, Inc.	268,614
17,513	NV Energy, Inc.	280,908
41,300	PNM Resources, Inc.	742,574
500	Red Electrica Corporacion SA	24,087
18,640	Southwest Gas Corporation	735,907
2,512	SSE plc	54,277
2,600	Tohoku Electric Power Company, Inc.	28,728
9,400	Tokyo Electric Power Company, Inc.[a]	34,481

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (25.2%)	Value
Utilities (0.6%) - continued
8,194	UGI Corporation	$234,922

	Total Utilities	3,175,840

	Total Common Stock (cost $130,287,475)	136,652,183

Principal Amount	Long-Term Fixed Income (3.5%)	Value
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
$1,000,000	5.461%, 10/25/2036	759,740
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	286,018

	Total Asset-Backed Securities	1,045,758

Basic Materials (0.2%)
	ArcelorMittal
100,000	7.000%, 10/15/2039	99,861
	Arch Coal, Inc.
120,000	7.000%, 6/15/2019[b]	124,200
	Dow Chemical Company
100,000	4.250%, 11/15/2020	102,834
	FMG Resources Property, Ltd.
120,000	7.000%, 11/1/2015[b]	120,000
	Georgia-Pacific, LLC
110,000	8.000%, 1/15/2024	144,914
	Novelis, Inc.
130,000	8.375%, 12/15/2017	140,400

	Total Basic Materials	732,209

Capital Goods (<0.1%)
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017	135,300
	Danaher Corporation
40,000	0.603%, 6/21/2013[c]	40,042

	Total Capital Goods	175,342

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
182,626	5.372%, 9/20/2046	57,553
	WaMu Mortgage Pass Through Certificates
108,388	5.835%, 9/25/2036	84,303
162,440	5.932%, 10/25/2036	137,698

	Total Collateralized Mortgage Obligations	279,554

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	207,414

	Total Commercial Mortgage- Backed Securities	207,414

Communications Services (0.2%)
	Cablevision Systems Corporation
130,000	8.625%, 9/15/2017	141,050
	CBS Corporation
50,000	7.875%, 7/30/2030	66,024
50,000	5.900%, 10/15/2040	55,763

Principal Amount	Long-Term Fixed Income (3.5%)	Value
Communications Services (0.2%) - continued
	CCO Holdings, LLC
$110,000	7.000%, 1/15/2019	$114,125
	Clear Channel Worldwide Holdings, Inc.
120,000	9.250%, 12/15/2017	130,200
	Cox Communications, Inc.
100,000	6.950%, 6/1/2038[b]	118,844
	EH Holding Corporation
130,000	6.500%, 6/15/2019[b]	132,925
	Frontier Communications Corporation
130,000	8.250%, 4/15/2017	138,775
	Intelsat Jackson Holdings SA
130,000	7.250%, 4/1/2019[b]	130,650
	NII Capital Corporation
80,000	7.625%, 4/1/2021	82,400
	Virgin Media Finance plc
110,000	9.500%, 8/15/2016	122,650

	Total Communications Services	1,233,406

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[b]	184,000
	Home Depot, Inc.
100,000	5.875%, 12/16/2036	118,185
	Lennar Corporation
120,000	12.250%, 6/1/2017	141,300
	MGM Resorts International
100,000	11.125%, 11/15/2017	113,500
	Rite Aid Corporation
120,000	7.500%, 3/1/2017	119,400
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	144,300
	Toys R Us Property Company II, LLC
120,000	8.500%, 12/1/2017	126,750
	West Corporation
60,000	7.875%, 1/15/2019	60,900
	WMG Acquisition Corporation
120,000	11.500%, 10/1/2018[b]	119,700

	Total Consumer Cyclical	1,128,035

Consumer Non-Cyclical (0.3%)
	Altria Group, Inc.
100,000	9.950%, 11/10/2038	151,930
	Anheuser-Busch Companies, Inc.
50,000	6.450%, 9/1/2037	66,276
	Anheuser-Busch InBev Worldwide, Inc.
70,000	0.761%, 7/14/2014[c]	69,807
50,000	8.200%, 1/15/2039	78,080
	Community Health Systems, Inc.
130,000	8.875%, 7/15/2015	133,087
	HCA, Inc.
110,000	7.500%, 2/15/2022	112,200
	JBS USA, LLC/JBS USA Finance, Inc.
100,000	11.625%, 5/1/2014	110,000
	Kinetic Concepts, Inc./KCI USA, Inc.
110,000	10.500%, 11/1/2018[b,d]	111,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (3.5%)	Value
Consumer Non-Cyclical (0.3%) - continued
	Kraft Foods, Inc.
$50,000	5.375%, 2/10/2020	$57,628
50,000	7.000%, 8/11/2037	66,425
	Mylan, Inc.
110,000	7.875%, 7/15/2020[b]	123,200
	Reynolds Group Issuer, Inc.
120,000	6.875%, 2/15/2021[b]	121,200
	Tenet Healthcare Corporation
110,000	8.875%, 7/1/2019	124,300
	UnitedHealth Group, Inc.
50,000	6.875%, 2/15/2038	65,933
50,000	5.700%, 10/15/2040	59,101

	Total Consumer Non-Cyclical	1,450,404

Energy (0.1%)
	Chesapeake Energy Corporation
90,000	9.500%, 2/15/2015	103,050
	Linn Energy, LLC
120,000	7.750%, 2/1/2021	128,100
	Newfield Exploration Company
110,000	5.750%, 1/30/2022	116,600
	Plains Exploration & Production Company
130,000	7.625%, 6/1/2018	139,100
	Weatherford International, Ltd.
100,000	6.750%, 9/15/2040	116,661

	Total Energy	603,511

Financials (0.2%)
	Ally Financial, Inc.
130,000	8.000%, 3/15/2020	133,900
	AXA SA
100,000	6.379%, 12/29/2049[b,e]	74,750
	BBVA International Preferred SA Unipersonal
50,000	5.919%, 12/29/2049[e]	36,148
	CIT Group, Inc.
120,000	7.000%, 5/1/2017	120,000
	General Electric Capital Corporation
100,000	6.750%, 3/15/2032	116,942
	HCP, Inc.
100,000	6.750%, 2/1/2041	106,932
	Health Care REIT, Inc.
40,000	6.500%, 3/15/2041	38,327
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	71,225
	International Lease Finance Corporation
130,000	5.750%, 5/15/2016	122,653
	MetLife Capital Trust IV
100,000	7.875%, 12/15/2037[b]	105,865
	Prudential Financial, Inc.
100,000	6.200%, 11/15/2040	112,439
	Reinsurance Group of America, Inc.
50,000	6.750%, 12/15/2065	43,391
	XL Group plc
100,000	6.250%, 5/15/2027	103,515
50,000	6.500%, 12/31/2049[e]	42,000

	Total Financials	1,228,087

Principal Amount	Long-Term Fixed Income (3.5%)	Value
Mortgage-Backed Securities (1.1%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$2,700,000	3.000%, 12/1/2026[d]	$2,755,688
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,800,000	4.500%, 11/1/2041[d]	1,903,219
1,000,000	5.000%, 11/1/2041[d]	1,075,625

	Total Mortgage-Backed Securities	5,734,532

Technology (<0.1%)
	Seagate HDD Cayman
100,000	7.750%, 12/15/2018[b]	104,500

	Total Technology	104,500

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
90,000	8.250%, 1/15/2019	89,775

	Total Transportation	89,775

U.S. Government and Agencies (0.8%)
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,294,957
1,050,000	3.125%, 5/15/2021	1,141,466
550,000	4.375%, 5/15/2040	673,750

	Total U.S. Government and Agencies	4,110,173

Utilities (0.1%)
	AES Corporation
110,000	7.375%, 7/1/2021[b]	117,700
	Dominion Resources, Inc.
50,000	2.669%, 9/30/2066[c]	42,344
	Energy Transfer Partners, LP
28,000	6.625%, 10/15/2036	30,359
50,000	7.500%, 7/1/2038	57,402
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
130,000	6.500%, 8/15/2021	134,225
	Southern Union Company
100,000	7.200%, 11/1/2066	86,000

	Total Utilities	468,030

	Total Long-Term Fixed Income (cost $18,043,319)	18,590,730

Principal Amount	Short-Term Investments (6.4%)[f]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.023%, 11/16/2011[g]	4,999,952
9,000,000	0.020%, 11/18/2011[g]	8,999,915
5,000,000	0.020%, 11/23/2011[g]	4,999,939
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.025%, 11/14/2011[g]	2,999,973
	Federal National Mortgage Association Discount Notes
5,250,000	0.098%, 2/22/2012[g,h]	5,248,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Short-Term Investments (6.4%)[f]	Value
	U.S. Treasury Bills
$7,500,000	0.045%, 2/9/2012[h]	$7,499,068

	Total Short-Term Investments (at amortized cost)	34,747,245

	Total Investments (cost $541,726,607) 100.8%	$546,429,274

	Other Assets and Liabilities, Net (0.8%)	(4,273,625)

	Total Net Assets 100.0%	$542,155,649

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $1,688,771 or 0.3% of total net assets.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At October 31, 2011, $12,747,466 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$29,049,958
Gross unrealized depreciation	(30,018,973)

Net unrealized appreciation (depreciation)	($969,015)

Cost for federal income tax purposes	$547,398,289

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	339,399,579	339,399,579	–	–
Fixed Income Mutual Funds	17,039,537	17,039,537	–	–

Common Stock
Consumer Discretionary	17,363,361	16,483,072	880,289	–
Consumer Staples	11,652,189	11,143,751	508,438	–
Energy	15,006,447	14,137,160	869,287	–
Financials	15,172,611	14,341,329	831,282	–
Health Care	17,489,282	17,201,928	287,354	–
Industrials	15,956,431	15,350,148	606,283	–
Information Technology	35,348,565	35,164,414	184,151	–
Materials	4,200,344	3,513,594	686,750	–
Telecommunications Services	1,287,113	949,039	338,074	–
Utilities	3,175,840	2,868,561	307,279	–

Long-Term Fixed Income
Asset-Backed Securities	1,045,758	–	1,045,758	–
Basic Materials	732,209	–	732,209	–
Capital Goods	175,342	–	175,342	–
Collateralized Mortgage Obligations	279,554	–	279,554	–
Commercial Mortgage-Backed Securities	207,414	–	207,414	–
Communications Services	1,233,406	–	1,233,406	–
Consumer Cyclical	1,128,035	–	1,128,035	–
Consumer Non-Cyclical	1,450,404	–	1,450,404	–
Energy	603,511	–	603,511	–
Financials	1,228,087	–	1,228,087	–
Mortgage-Backed Securities	5,734,532	–	5,734,532	–
Technology	104,500	–	104,500	–
Transportation	89,775	–	89,775	–
U.S. Government and Agencies	4,110,173	–	4,110,173	–
Utilities	468,030	–	468,030	–
Short-Term Investments	34,747,245	–	34,747,245	–

Total	$546,429,274	$487,592,112	$58,837,162	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	7,259,334	7,259,334	–	–

Total Asset Derivatives	$7,259,334	$7,259,334	$–	$–

Liability Derivatives
Futures Contracts	4,383,103	4,383,103	–	–

Total Liability Derivatives	$4,383,103	$4,383,103	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(10)	December 2011	($2,204,345)	($2,202,813)	$1,532
5-Yr. U.S. Treasury Bond Futures	(50)	December 2011	(6,118,207)	(6,130,469)	(12,262)
10-Yr. U.S. Treasury Bond Futures	(15)	December 2011	(1,944,798)	(1,935,937)	8,861
Russell 2000 Index Mini-Futures	(621)	December 2011	(43,754,232)	(45,910,530)	(2,156,298)
S&P 400 Index Mini-Futures	(601)	December 2011	(51,040,068)	(53,254,611)	(2,214,543)
S&P 500 Index Futures	214	December 2011	63,839,742	66,837,550	2,997,808
S&P 500 Index Mini-Futures	812	December 2011	46,470,447	50,721,580	4,251,133
Total Futures Contracts					$2,876,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,393
Total Interest Rate Contracts		10,393

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,248,941
Total Equity Contracts		7,248,941
Total Asset Derivatives		$7,259,334

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,370,841
Total Equity Contracts		4,370,841

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,262
Total Interest Rate Contracts		12,262
Total Liability Derivatives		$4,383,103

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(505,169)

Total Interest Rate Contracts		(505,169)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,433,357

Total Equity Contracts		2,433,357

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(50,330)

Total Foreign Exchange Contracts		(50,330)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	130,243

Total Credit Contracts		130,243
Total		$2,008,101

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,869)
Total Interest Rate Contracts		(1,869)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,878,100
Total Equity Contracts		2,878,100
Total		$2,876,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$126,172,890	22.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	6,416,395	1.2	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$246,364	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,626,176	0.3%

* Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Natural Resources	$9,151,727	$263,755	$–	991,281	$10,180,455	$263,755
Partner Small Cap Growth	40,732,222	–	–	3,699,566	44,357,797	–
Partner Small Cap Value	13,523,290	121,830	3,000,000	752,160	11,425,311	121,830
Small Cap Stock	21,256,955	–	8,100,000	1,004,432	15,026,295	–
Mid Cap Growth	31,780,928	–	1,200,000	1,656,139	32,808,108	–
Partner Mid Cap Value	18,664,105	120,177	1,000,000	1,587,827	18,418,798	120,177
Mid Cap Stock	28,928,528	95,964	3,000,000	1,827,872	28,204,069	95,964
Partner Worldwide Allocation	25,319,502	6,234,457	–	9,977,936	83,215,986	434,457
Partner International Stock	59,639,238	2,444,092	3,000,000	–	–	2,444,092
Large Cap Growth	34,096,097	–	–	6,646,413	35,093,059	–
Large Cap Value	27,989,075	417,986	–	2,232,910	29,117,144	417,986
Large Cap Stock	26,748,157	235,778	–	1,281,260	27,521,460	235,778
Equity Income Plus	3,848,777	76,580	–	456,523	4,031,097	76,580
High Yield	5,337,083	1,097,022	1,102,648	1,099,603	5,190,125	406,297
Government Bond	11,081,911	1,732,419	1,119,322	1,108,458	11,849,412	248,235
Total Value and Income Earned	358,097,595				356,439,116	4,865,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Mutual Funds (71.4%)	Value
Equity Mutual Funds (53.8%)
4,040,223	Thrivent Natural Resources Fund	$41,493,093
3,151,900	Thrivent Partner Small Cap Growth Fund[a]	37,791,279
1,643,111	Thrivent Partner Small Cap Value Fund	24,958,861
1,344,712	Thrivent Small Cap Stock Fund[a]	20,116,885
1,758,617	Thrivent Mid Cap Growth Fund[a]	34,838,195
3,609,996	Thrivent Partner Mid Cap Value Fund	41,875,958
4,016,385	Thrivent Mid Cap Stock Fund	61,972,814
19,207,645	Thrivent Partner Worldwide Allocation Fund	160,191,758
14,261,498	Thrivent Large Cap Growth Fund[a]	75,300,710
7,297,379	Thrivent Large Cap Value Fund	95,157,821
3,257,272	Thrivent Large Cap Stock Fund	69,966,193
1,157,018	Thrivent Equity Income Plus Fund	10,216,465

	Total Equity Mutual Funds	673,880,032

Fixed Income Mutual Funds (17.6%)
10,516,117	Thrivent High Yield Fund	49,636,073
10,913,845	Thrivent Income Fund	95,605,280
2,475,238	Thrivent Government Bond Fund	26,460,294
3,952,543	Thrivent Limited Maturity Bond Fund	49,011,536

	Total Fixed Income Mutual Funds	220,713,183

	Total Mutual Funds (cost $915,069,563)	894,593,215

Shares	Common Stock (18.4%)	Value
Consumer Discretionary (2.3%)
8,300	Aeon Company, Ltd.	108,554
9,600	Amazon.com, Inc.[a]	2,049,696
1,200	Aryzta AG	57,862
10,138	Autoliv, Inc.	585,672
1,300	Bayerische Motoren Werke AG	70,750
1,500	Beiersdorf AG	86,474
47,500	Best Buy Company, Inc.	1,245,925
26,500	Big Lots, Inc.[a]	998,785
7,800	British Sky Broadcasting Group plc	87,952
14,736	Buffalo Wild Wings, Inc.[a]	975,818
8,310	CBS Corporation	214,481
9,600	Charter Communications, Inc.[a]	441,024
62,200	Comcast Corporation	1,458,590
1,300	Daito Trust Construction Company, Ltd.	115,181
19,406	Discovery Communications, Inc.[a]	843,385
7,468	Dollar Tree, Inc.[a]	597,141
22,200	Fiat SPA	135,940
50,788	Foot Locker, Inc.	1,110,226
10,740	Harley-Davidson, Inc.	417,786
900	Kabel Deutschland Holding AGa	51,047
38,013	Las Vegas Sands Corporation[a]	1,784,710
2,100	Lawson, Inc.	118,166
22,200	Life Time Fitness, Inc.[a]	957,486
14,000	Lifestyle International Holdings, Ltd.	37,478
19,950	Lowe’s Companies, Inc.	419,349
21,542	Macy’s, Inc.	657,677
34,800	McDonald’s Corporation	3,231,180
11,800	Mediaset SPA	43,476
55,000	Mitsubishi Motors Corporation[a]	72,654

Shares	Common Stock (18.4%)	Value
Consumer Discretionary (2.3%) - continued
18,890	News Corporation	$337,187
17,740	Omnicom Group, Inc.	789,075
4,865	Panera Bread Company[a]	650,402
102,179	Pier 1 Imports, Inc.[a]	1,278,259
2,100	Priceline.com, Inc.[a]	1,066,212
2,900	ProSiebenSat.1 Media AG	61,817
13,200	Sands China, Ltd.[a]	39,668
22,904	Signet Jewelers, Ltd.	987,391
67,000	SJM Holdings, Ltd.	114,841
37,180	Target Corporation	2,035,605
6,710	Time Warner Cable, Inc.	427,360
10,230	Viacom, Inc.	448,586
3,800	Vivendi SA	84,916
300	Volkswagen AG	46,915
16,500	Williams-Sonoma, Inc.	619,410
9,483	WMS Industries, Inc.[a]	207,773
49,600	Wynn Macau, Ltd.	138,973

	Total Consumer Discretionary	28,308,855

Consumer Staples (1.5%)
68,400	Altria Group, Inc.	1,884,420
24,662	Anheuser-Busch InBev NV ADR	1,368,001
2,100	Autogrill SPA	24,288
2,400	British American Tobacco plc	110,046
18,056	British American Tobacco plc ADR	1,665,666
1,100	Casino Guichard Perrachon SA	103,001
36,752	Corn Products International, Inc.	1,782,472
51,400	CVS Caremark Corporation	1,865,820
300	Delhaize Group SA	19,596
10,990	Diageo plc ADR	910,851
1,000	Heineken Holding NV	42,779
1,700	Henkel AG & Company KGaA	101,056
15,190	Herbalife, Ltd.	947,248
3,000	Imperial Tobacco Group plc	109,286
3,200	Kao Corporation	83,950
30,377	Kraft Foods, Inc.	1,068,663
16,400	Marks and Spencer Group plc	84,555
1,000	Nestle SA	57,838
36,937	Philip Morris International, Inc.	2,580,788
4,700	Seven & I Holdings Company, Ltd.	125,423
11,411	TreeHouse Foods, Inc.[a]	699,951
66,250	Wal-Mart Stores, Inc.	3,757,700

	Total Consumer Staples	19,393,398

Energy (2.0%)
23,614	Alpha Natural Resources, Inc.[a]	567,681
10,990	Anadarko Petroleum Corporation	862,715
16,290	Apache Corporation	1,622,973
47,725	Arch Coal, Inc.	869,549
23,548	Baker Hughes, Inc.	1,365,549
25,140	Chevron Corporation	2,640,957
17,970	ConocoPhillips	1,251,610
56,099	ENSCO International plc ADR	2,785,876
12,600	Exxon Mobil Corporation	983,934
30,500	Helix Energy Solutions Group, Inc.[a]	550,830
16	INPEX Holdings, Inc.	105,633
78,000	Marathon Oil Corporation	2,030,340
9,491	National Oilwell Varco, Inc.	676,993
8,800	Newfield Exploration Company[a]	354,288

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (18.4%)	Value
Energy (2.0%) - continued
4,490	Occidental Petroleum Corporation	$417,301
14,539	Oil States International, Inc.[a]	1,012,060
77,753	Patriot Coal Corporation[a]	976,578
28,441	Peabody Energy Corporation	1,233,486
6,600	Petrofac, Ltd.	151,614
73,770	Petroleum Geo-Services ASA[a]	801,494
6,100	Royal Dutch Shell plc	218,866
1,337	Royal Dutch Shell plc, Class A	47,365
12,000	Southwestern Energy Company[a]	504,480
28,595	Swift Energy Company[a]	875,579
168,120	Weatherford International, Ltd.[a]	2,605,860

	Total Energy	25,513,611

Financials (2.3%)
14,130	ACE, Ltd.	1,019,480
10,665	Affiliated Managers Group, Inc.[a]	987,686
13,050	Aon Corporation	608,391
5,100	Assicurazioni Generali SPA	91,249
8,400	Atlantia SPA	127,942
33,800	Banco de Sabadell SA	121,230
30,300	Banco de Valencia SAa	36,979
3,000	Cheung Kong Holdings, Ltd.	37,188
27,773	Citigroup, Inc.	877,349
2,100	CME Group, Inc.	578,676
30,129	Duke Realty Corporation	369,984
11,000	Endurance Specialty Holdings, Ltd.	409,200
25,847	Equity One, Inc.	443,276
3,700	Experian plc	48,068
182,200	Fifth Third Bancorp	2,188,222
4,160	Goldman Sachs Group, Inc.	455,728
1,740	Hannover Rueckversicherung AG	85,668
26,782	HCC Insurance Holdings, Inc.	712,669
37,735	Host Hotels & Resorts, Inc.	538,478
2,698	IntercontinentalExchange, Inc.[a]	350,416
68,148	J.P. Morgan Chase & Company	2,368,824
21,500	Kerry Properties, Ltd.	78,903
36,000	KKR & Company, LP	485,280
13,636	Lazard, Ltd.	372,808
9,200	M&T Bank Corporation	700,212
10,550	MetLife, Inc.	370,938
5,900	Mitsui & Company, Ltd.	86,108
700	Muenchener Rueckversicherungs- Gesellschaft AG	93,744
20,100	NASDAQ OMX Group, Inc.[a]	503,505
11,000	Northern Trust Corporation	445,170
76,346	Ocwen Financial Corporation[a]	1,107,017
532,070	Popular, Inc.[a]	989,650
22,907	Principal Financial Group, Inc.	590,542
15,634	Prudential plc	161,491
10,991	Resolution, Ltd.	48,372
10,400	Standard Life plc	35,874
12,650	State Street Corporation	510,934
5,300	Sumitomo Mitsui Financial Group, Inc.	148,143
5,000	Sun Hung Kai Properties, Ltd.	68,844
9,900	SVB Financial Group[a]	454,806
40,500	Texas Capital Bancshares, Inc.[a]	1,134,000
80,180	U.S. Bancorp	2,051,806
37,860	Unum Group	902,582
5,540	Vanguard REIT ETF	322,096
25,473	W.R. Berkley Corporation	886,715
85,960	Wells Fargo & Company	2,227,224
2,600	Westfield Group	20,930
13,000	Wheelock and Company, Ltd.	38,195

Shares	Common Stock (18.4%)	Value
Financials (2.3%) - continued
77,698	Zions Bancorporation	$1,348,837
300	Zurich Financial Services AGa	69,133

	Total Financials	28,710,562

Health Care (2.4%)
18,500	Abbott Laboratories	996,595
4,800	Alexion Pharmaceuticals, Inc.[a]	324,048
59,500	Align Technology, Inc.[a]	1,370,285
45,019	Amgen, Inc.	2,578,238
3,900	AstraZeneca plc	187,245
39,130	Baxter International, Inc.	2,151,367
5,951	C.R. Bard, Inc.	511,488
7,922	Celesio AG	124,944
26,390	Covance, Inc.[a]	1,338,765
13,600	Coventry Health Care, Inc.[a]	432,616
15,600	Covidien plc	733,824
25,800	Eli Lilly and Company	958,728
200	Fresenius SE & Company KGaA	19,638
35,000	Gilead Sciences, Inc.[a]	1,458,100
52,063	Health Net, Inc.[a]	1,446,831
26,270	Johnson & Johnson	1,691,525
16,536	McKesson Corporation	1,348,511
30,000	Merck & Company, Inc.	1,035,000
70,350	Mylan, Inc.[a]	1,376,750
700	Novartis AG	39,435
155,756	Pfizer, Inc.	2,999,861
43,704	PSS World Medical, Inc.[a]	972,414
300	Roche Holding AG	49,221
2,700	Suzuken Company, Ltd.	64,597
16,500	Thoratec Corporation[a]	602,415
31,102	United Therapeutics Corporation[a]	1,360,090
41,101	UnitedHealth Group, Inc.	1,972,437
5,742	Varian Medical Systems, Inc.[a]	337,170
7,786	Vertex Pharmaceuticals, Inc.[a]	308,248
4,900	Waters Corporation[a]	392,588
14,592	Zimmer Holdings, Inc.[a]	767,977

	Total Health Care	29,950,951

Industrials (2.1%)
12,500	3M Company	987,750
10	A P Moller - Maersk AS	67,628
7,900	Abertis Infraestructuras SA	129,998
12,800	Boeing Company	842,112
3,700	Bouygues SA	138,190
10,950	Caterpillar, Inc.	1,034,337
16	Central Japan Railway Company	136,112
11,789	Chicago Bridge and Iron Company	431,242
16,265	CSX Corporation	361,246
41,370	Deluxe Corporation	977,159
2,200	East Japan Railway Company	133,382
1,200	Eiffage SA	40,700
40,023	EMCOR Group, Inc.	1,003,377
9,428	Expeditors International of Washington, Inc.	429,917
1,200	Fraport AG	75,554
42,331	FTI Consulting, Inc.[a]	1,668,265
29,200	GATX Corporation	1,109,016
23,000	General Dynamics Corporation	1,476,370
80,481	General Electric Company	1,344,837
26,416	Honeywell International, Inc.	1,384,198
164,424	Manitowoc Company, Inc.	1,821,818
7,200	Manpower, Inc.	310,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (18.4%)	Value
Industrials (2.1%) - continued
8,500	Orient Overseas International, Ltd.	$38,362
23,124	Oshkosh Corporation[a]	482,367
20,014	Parker Hannifin Corporation	1,632,142
15,700	PostNL NV	79,495
6,400	Precision Castparts Corporation	1,044,160
13,200	Republic Services, Inc.	375,672
1,100	Safran SA	35,922
43,582	Shaw Group, Inc.[a]	1,013,717
19,416	SPX Corporation	1,060,308
13,180	Teledyne Technologies, Inc.[a]	717,915
28,290	Textron, Inc.	549,392
146,000	Thomas Cook Group plc	121,138
11,300	Tyco International, Ltd.	514,715
14,065	Union Pacific Corporation	1,400,452
9,480	United Technologies Corporation	739,250
1,600	W.W. Grainger, Inc.	274,096
13,780	WESCO International, Inc.[a]	667,779
500	West Japan Railway Company	21,187

	Total Industrials	26,671,885

Information Technology (4.5%)
9,469	ADTRAN, Inc.	318,158
29,851	Akamai Technologies, Inc.[a]	804,186
8,700	Alliance Data Systems Corporation[a]	891,228
18,502	Apple, Inc.[a]	7,489,240
93,800	Atmel Corporation[a]	990,528
3,400	Baidu.com, Inc. ADR[a]	476,612
18,650	Broadcom Corporation[a]	673,079
49,870	Cisco Systems, Inc.	924,091
17,541	Cognizant Technology Solutions Corporation[a]	1,276,108
2,700	Computershare, Ltd.	21,337
32,749	eBay, Inc.[a]	1,042,401
48,000	EMC Corporation[a]	1,176,480
5,765	F5 Networks, Inc.[a]	599,272
5,677	Google, Inc.[a]	3,364,417
54,900	Hewlett-Packard Company	1,460,889
136,000	Intel Corporation	3,337,440
4,687	International Business Machines Corporation	865,361
10,207	Ixia[a]	115,645
21,821	Juniper Networks, Inc.[a]	533,960
12,600	Lam Research Corporation[a]	541,674
157,823	Microsoft Corporation	4,202,826
99,800	Monster Worldwide, Inc.[a]	921,154
14,900	Nokia Oyj	100,263
13	NTT Data Corporation	43,581
68,303	NVIDIA Corporation[a]	1,010,884
143,990	Oracle Corporation	4,718,552
33,210	Plantronics, Inc.	1,109,546
35,946	Plexus Corporation[a]	923,812
30,300	QUALCOMM, Inc.	1,563,480
55,131	Quest Software, Inc.[a]	969,754
8,891	Red Hat, Inc.[a]	441,438
6,403	Salesforce.com, Inc.[a]	852,688
59,400	SuccessFactors, Inc.[a]	1,585,980
13,900	Telefonaktiebolaget LM Ericsson	144,886
135,085	Teradyne, Inc.[a]	1,934,417
32,800	Texas Instruments, Inc.	1,007,944
71,847	TIBCO Software, Inc.[a]	2,075,660
30,713	ValueClick, Inc.[a]	540,549
38,200	VeriFone Systems, Inc.[a]	1,612,422
16,500	Visa, Inc.	1,538,790

Shares	Common Stock (18.4%)	Value
Information Technology (4.5%) - continued
10,162	VMware, Inc.[a]	$993,336
35,605	Xilinx, Inc.	1,191,343

	Total Information Technology	56,385,411

Materials (0.6%)
9,393	Albemarle Corporation	500,553
2,100	Bayer AG	133,795
6,300	BHP Billiton plc	198,393
2,900	BHP Billiton, Ltd.	113,514
6,800	CF Industries Holdings, Inc.	1,103,436
23,760	Dow Chemical Company	662,429
12,689	E.I. du Pont de Nemours and Company	609,960
56,738	Freeport-McMoRan Copper & Gold, Inc.	2,284,272
2,300	Henkel AG & Company KGaA	112,309
9,900	ITOCHU Corporation	97,915
4,000	Marubeni Corporation	23,282
4,500	Nippon Paper Group, Inc.	103,134
3,324	Rio Tinto plc	179,833
1,208	Rio Tinto, Ltd.	86,723
5,978	Sigma-Aldrich Corporation	391,440
12,986	Silgan Holdings, Inc.	487,494
36,388	Steel Dynamics, Inc.	454,486
29,000	Ube Industries, Ltd.	85,019
1,500	Walter Energy, Inc.	113,475
771	Yara International ASA	36,460

	Total Materials	7,777,922

Telecommunications Services (0.2%)
41,900	AT&T, Inc.	1,228,089
3,500	Deutsche Telekom AG	44,464
11,439	Inmarsat plc	86,298
14	KDDI Corporation	102,555
3,200	Koninklijke (Royal) KPN NV	41,897
2,200	Nippon Telegraph & Telephone Corporation	112,851
49	NTT DoCoMo, Inc.	87,026
30,600	Telstra Corporation, Ltd.	99,349
21,613	Verizon Communications, Inc.	799,249

	Total Telecommunications Services	2,601,778

Utilities (0.5%)
35,400	A2A SPA	48,395
24,100	CMS Energy Corporation	501,762
2,200	Enagas SA	43,260
22,210	Exelon Corporation	985,902
4,900	Gas Natural SDG SA	91,080
9,900	National Grid plc	98,430
35,310	NiSource, Inc.	779,998
32,927	NV Energy, Inc.	528,149
58,900	PNM Resources, Inc.	1,059,022
900	Red Electrica Corporacion SA	43,356
26,482	Southwest Gas Corporation	1,045,509
4,289	SSE plc	92,673
4,400	Tohoku Electric Power Company, Inc.	48,617
15,900	Tokyo Electric Power Company, Inc.[a]	58,324

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (18.4%)	Value
Utilities (0.5%) - continued
15,588	UGI Corporation	$446,908

	Total Utilities	5,871,385

	Total Common Stock (cost $220,457,225)	231,185,758

Principal Amount	Long-Term Fixed Income (6.2%)	Value
Asset-Backed Securities (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
$885,600	0.395%, 8/25/2036[b]	661,523
	GSAMP Trust
861,202	0.425%, 2/25/2036[b]	675,161
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,519,480
	Morgan Stanley Capital, Inc.
812,745	0.395%, 2/25/2037[b]	469,838
	Renaissance Home Equity Loan Trust
3,418,790	5.746%, 5/25/2036	1,945,900
1,780,000	6.011%, 5/25/2036	783,250

	Total Asset-Backed Securities	6,055,152

Basic Materials (0.2%)
	ArcelorMittal
650,000	7.000%, 10/15/2039	649,094
	Arch Coal, Inc.
270,000	7.000%, 6/15/2019[c]	279,450
	Dow Chemical Company
650,000	4.250%, 11/15/2020	668,421
	FMG Resources Property, Ltd.
270,000	7.000%, 11/1/2015[c]	270,000
	Georgia-Pacific, LLC
240,000	8.000%, 1/15/2024	316,177
	Novelis, Inc.
270,000	8.375%, 12/15/2017	291,600

	Total Basic Materials	2,474,742

Capital Goods (<0.1%)
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017	293,150
	Danaher Corporation
260,000	0.603%, 6/21/2013[b]	260,273

	Total Capital Goods	553,423

Collateralized Mortgage Obligations (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
395,486	5.500%, 11/25/2035	334,358
	CitiMortgage Alternative Loan Trust
1,323,848	5.750%, 4/25/2037	875,601
	Countrywide Alternative Loan Trust
269,722	6.000%, 1/25/2037	181,349
1,163,702	5.500%, 5/25/2037	826,085
981,952	7.000%, 10/25/2037	672,098
	Countrywide Home Loans, Inc.
722,247	5.750%, 4/25/2037	613,895
	Deutsche Alt-A Securities, Inc.
252,291	5.500%, 10/25/2021	241,854
445,369	6.000%, 10/25/2021	393,217

Principal Amount	Long-Term Fixed Income (6.2%)	Value
Collateralized Mortgage Obligations (0.4%) - continued
	J.P. Morgan Mortgage Trust
$121,404	4.935%, 10/25/2036	$91,068
	MASTR Alternative Loans Trust
312,631	6.500%, 7/25/2034	330,339
	Merrill Lynch Alternative Note Asset Trust
311,373	6.000%, 3/25/2037	222,749
	Sequoia Mortgage Trust
482,655	5.372%, 9/20/2046	152,103
	WaMu Mortgage Pass Through Certificates
211,848	5.835%, 9/25/2036	164,775
444,003	5.932%, 10/25/2036	376,374

	Total Collateralized Mortgage Obligations	5,475,865

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.647%, 4/10/2049	1,493,241
2,550,000	5.624%, 6/10/2049	2,690,635
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,561,265
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,339,512
	Credit Suisse Mortgage Capital Certificates
1,625,000	5.509%, 9/15/2039	1,348,193
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	758,954
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
750,000	5.742%, 2/12/2049	683,381
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	407,057
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	974,192

	Total Commercial Mortgage-Backed Securities	11,256,430

Communications Services (0.3%)
	Cablevision Systems Corporation
270,000	8.625%, 9/15/2017	292,950
	CBS Corporation
325,000	7.875%, 7/30/2030	429,158
325,000	5.900%, 10/15/2040	362,461
	CCO Holdings, LLC
270,000	7.000%, 1/15/2019	280,125
	Clear Channel Worldwide Holdings, Inc.
280,000	9.250%, 12/15/2017	303,800
	Cox Communications, Inc.
650,000	6.950%, 6/1/2038[c]	772,484
	EH Holding Corporation
270,000	6.500%, 6/15/2019[c]	276,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (6.2%)	Value
Communications Services (0.3%) - continued
	Frontier Communications Corporation
$270,000	8.250%, 4/15/2017	$288,225
	Intelsat Jackson Holdings SA
270,000	7.250%, 4/1/2019[c]	271,350
	NII Capital Corporation
230,000	7.625%, 4/1/2021	236,900
	Virgin Media Finance plc
250,000	9.500%, 8/15/2016	278,750

	Total Communications Services	3,792,278

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[c]	184,000
	Home Depot, Inc.
650,000	5.875%, 12/16/2036	768,201
	Lennar Corporation
280,000	12.250%, 6/1/2017	329,700
	MGM Resorts International
240,000	11.125%, 11/15/2017	272,400
	Rite Aid Corporation
280,000	7.500%, 3/1/2017	278,600
	Starwood Hotels & Resorts Worldwide, Inc.
270,000	6.750%, 5/15/2018	299,700
	Toys R Us Property Company II, LLC
270,000	8.500%, 12/1/2017	285,187
	West Corporation
150,000	7.875%, 1/15/2019	152,250
	WMG Acquisition Corporation
270,000	11.500%, 10/1/2018[c]	269,325

	Total Consumer Cyclical	2,839,363

Consumer Non-Cyclical (0.5%)
	Altria Group, Inc.
650,000	9.950%, 11/10/2038	987,546
	Anheuser-Busch Companies, Inc.
325,000	6.450%, 9/1/2037	430,792
	Anheuser-Busch InBev Worldwide, Inc.
455,000	0.761%, 7/14/2014[b]	453,747
325,000	8.200%, 1/15/2039	507,517
	Community Health Systems, Inc.
270,000	8.875%, 7/15/2015	276,413
	HCA, Inc.
260,000	7.500%, 2/15/2022	265,200
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	264,000
	Kinetic Concepts, Inc./KCI USA, Inc.
270,000	10.500%, 11/1/2018[c,d]	273,037
	Kraft Foods, Inc.
325,000	5.375%, 2/10/2020	374,584
325,000	7.000%, 8/11/2037	431,761
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	280,000
	Reynolds Group Issuer, Inc.
260,000	6.875%, 2/15/2021[c]	262,600
	Tenet Healthcare Corporation
260,000	8.875%, 7/1/2019	293,800

Principal Amount	Long-Term Fixed Income (6.2%)	Value
Consumer Non-Cyclical (0.5%) - continued
	UnitedHealth Group, Inc.
$325,000	6.875%, 2/15/2038	$428,563
325,000	5.700%, 10/15/2040	384,156

	Total Consumer Non-Cyclical	5,913,716

Energy (0.2%)
	Chesapeake Energy Corporation
220,000	9.500%, 2/15/2015	251,900
	Linn Energy, LLC
280,000	7.750%, 2/1/2021	298,900
	Newfield Exploration Company
260,000	5.750%, 1/30/2022	275,600
	Plains Exploration & Production Company
280,000	7.625%, 6/1/2018	299,600
	Weatherford International, Ltd.
655,000	6.750%, 9/15/2040	764,131

	Total Energy	1,890,131

Financials (0.6%)
	Ally Financial, Inc.
270,000	8.000%, 3/15/2020	278,100
	AXA SA
650,000	6.379%, 12/29/2049[c,e]	485,875
	BBVA International Preferred SA Unipersonal
325,000	5.919%, 12/29/2049[e]	234,959
	CIT Group, Inc.
270,000	7.000%, 5/1/2017	270,000
	General Electric Capital Corporation
650,000	6.750%, 3/15/2032	760,125
	HCP, Inc.
650,000	6.750%, 2/1/2041	695,057
	Health Care REIT, Inc.
260,000	6.500%, 3/15/2041	249,126
	Icahn Enterprises, LP
315,000	8.000%, 1/15/2018	320,512
	International Lease Finance Corporation
270,000	5.750%, 5/15/2016	254,741
	MetLife Capital Trust IV
650,000	7.875%, 12/15/2037[c]	688,120
	Prudential Financial, Inc.
650,000	6.200%, 11/15/2040	730,853
	QBE Capital Funding III, Ltd.
650,000	7.250%, 5/24/2041[c]	610,306
	Reinsurance Group of America, Inc.
325,000	6.750%, 12/15/2065	282,044
	Stoneheath RE
325,000	3.523%, 12/29/2049[b,e]	236,623
	XL Group plc
650,000	6.250%, 5/15/2027	672,847
325,000	6.500%, 12/31/2049[e]	273,000

	Total Financials	7,042,288

Mortgage-Backed Securities (1.5%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
6,500,000	3.000%, 12/1/2026[d]	6,634,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (6.2%)	Value
Mortgage-Backed Securities (1.5%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$8,900,000	4.500%, 11/1/2041[d]	$9,410,362
2,300,000	5.000%, 11/1/2041[d]	2,473,937

	Total Mortgage-Backed Securities	18,518,362

Technology (<0.1%)
	Seagate HDD Cayman
250,000	7.750%, 12/15/2018[c]	261,250

	Total Technology	261,250

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
200,000	8.250%, 1/15/2019	199,500

	Total Transportation	199,500

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	5,043,569
2,350,000	3.125%, 5/15/2021	2,554,708
1,175,000	4.375%, 5/15/2040	1,439,375

	Total U.S. Government and Agencies	9,037,652

Utilities (0.2%)
	AES Corporation
250,000	7.375%, 7/1/2021[c]	267,500
	Dominion Resources, Inc.
325,000	2.669%, 9/30/2066[b]	275,233
	Energy Transfer Partners, LP
180,000	6.625%, 10/15/2036	195,165
325,000	7.500%, 7/1/2038	373,116
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
270,000	6.500%, 8/15/2021	278,775
	Southern Union Company
650,000	7.200%, 11/1/2066	559,000

	Total Utilities	1,948,789

	Total Long-Term Fixed Income (cost $76,717,703)	77,258,941

Principal Amount	Short-Term Investments (5.4%)[f]	Value
	Federal Home Loan Bank Discount Notes
15,000,000	0.023%, 11/16/2011[g]	14,999,856
15,740,000	0.023%, 11/18/2011[g]	15,739,827
2,000,000	0.020%, 11/23/2011[g]	1,999,976
6,000,000	0.025%, 12/23/2011[g]	5,999,783
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.035%, 11/14/2011[g]	4,999,937
4,000,000	0.030%, 1/9/2012[g]	3,999,770
	Federal National Mortgage Association Discount Notes
4,000,000	0.020%, 11/10/2011[g]	3,999,980
12,200,000	0.097%, 2/22/2012[g,h]	12,196,323

Principal Amount	Short-Term Investments (5.4%)[f]	Value
	U.S. Treasury Bills
$3,900,000	0.045%, 2/9/2012[h]	$3,899,516

	Total Short-Term Investments (at amortized cost)	67,834,968

	Total Investments (cost $1,280,079,459) 101.4%	$1,270,872,882

	Other Assets and Liabilities, Net (1.4%)	(17,190,000)

	Total Net Assets 100.0%	$1,253,682,882

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $5,451,372 or 0.4% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At October 31, 2011, $16,095,838 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF -	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$60,735,960
Gross unrealized depreciation	(83,901,793)

Net unrealized appreciation (depreciation)	($23,165,833)

Cost for federal income tax purposes	$1,294,038,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	673,880,032	673,880,032	–	–
Fixed Income Mutual Funds	220,713,183	220,713,183	–	–

Common Stock
Consumer Discretionary	28,308,855	26,836,191	1,472,664	–
Consumer Staples	19,393,398	18,531,580	861,818	–
Energy	25,513,611	24,188,639	1,324,972	–
Financials	28,710,562	27,312,501	1,398,061	–
Health Care	29,950,951	29,465,871	485,080	–
Industrials	26,671,885	25,654,217	1,017,668	–
Information Technology	56,385,411	56,075,344	310,067	–
Materials	7,777,922	6,607,545	1,170,377	–
Telecommunications Services	2,601,778	2,027,338	574,440	–
Utilities	5,871,385	5,347,250	524,135	–

Long-Term Fixed Income
Asset-Backed Securities	6,055,152	–	6,055,152	–
Basic Materials	2,474,742	–	2,474,742	–
Capital Goods	553,423	–	553,423	–
Collateralized Mortgage Obligations	5,475,865	–	5,475,865	–
Commercial Mortgage-Backed Securities	11,256,430	–	11,256,430	–
Communications Services	3,792,278	–	3,792,278	–
Consumer Cyclical	2,839,363	–	2,839,363	–
Consumer Non-Cyclical	5,913,716	–	5,913,716	–
Energy	1,890,131	–	1,890,131	–
Financials	7,042,288	–	7,042,288	–
Mortgage-Backed Securities	18,518,362	–	18,518,362	–
Technology	261,250	–	261,250	–
Transportation	199,500	–	199,500	–
U.S. Government and Agencies	9,037,652	–	9,037,652	–
Utilities	1,948,789	–	1,948,789	–
Short-Term Investments	67,834,968	–	67,834,968	–
Total	$1,270,872,882	$1,116,639,691	$154,233,191	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	9,185,685	9,185,685	–	–
Total Asset Derivatives	$9,185,685	$9,185,685	$–	$–

Liability Derivatives
Futures Contracts	4,597,168	4,597,168	–	–
Total Liability Derivatives	$4,597,168	$4,597,168	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(60)	December 2011	($13,226,067)	($13,216,875)	$9,192
5-Yr. U.S. Treasury Bond Futures	(200)	December 2011	(24,472,828)	(24,521,876)	(49,048)
10-Yr. U.S. Treasury Bond Futures	(75)	December 2011	(9,723,990)	(9,679,688)	44,302
Mini MSCI EAFE Index Futures	307	December 2011	21,772,554	22,731,815	959,261
Russell 2000 Index Mini-Futures	(651)	December 2011	(45,867,963)	(48,128,430)	(2,260,467)
S&P 400 Index Mini-Futures	(621)	December 2011	(52,739,158)	(55,026,811)	(2,287,653)
S&P 500 Index Futures	268	December 2011	79,948,835	83,703,100	3,754,265
S&P 500 Index Mini-Futures	844	December 2011	48,301,795	52,720,460	4,418,665
Total Futures Contracts					$4,588,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$53,494
Total Interest Rate Contracts		53,494
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,132,191
Total Equity Contracts		9,132,191
Total Asset Derivatives		$9,185,685
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,548,120
Total Equity Contracts		4,548,120
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	49,048
Total Interest Rate Contracts		49,048
Total Liability Derivatives		$4,597,168

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,473,461)
Total Interest Rate Contracts		(2,473,461)
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(441,650)
Total Equity Contracts		(441,650)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(74,543)
Total Foreign Exchange Contracts		(74,543)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	816,285
Total Credit Contracts		816,285
Total		($2,173,369)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,446
Total Interest Rate Contracts		4,446
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,157,103
Total Equity Contracts		5,157,103
Total		$5,161,549

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$198,021,783	15.7%	N/A	N/A	N/A	N/A
Interest Rate Contracts	28,761,943	2.3	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$413,198	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$10,286,479	0.8%

* Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Natural Resources	$37,300,246	$1,075,003	$–	4,040,223	$41,493,093	$1,075,003
Partner Small Cap Growth	34,702,418	–	–	3,151,900	37,791,279	–
Partner Small Cap Value	30,681,876	266,141	8,000,000	1,643,111	24,958,861	266,141
Small Cap Stock	18,812,514	–	–	1,344,712	20,116,885	–
Mid Cap Growth	32,587,165	–	–	1,758,617	34,838,195	–
Partner Mid Cap Value	45,006,623	273,227	5,000,000	3,609,996	41,875,958	273,228
Mid Cap Stock	62,218,251	193,014	4,500,000	4,016,385	61,972,814	193,015
Partner Worldwide Allocation	72,381,652	2,534,327	–	19,207,645	160,191,758	1,034,327
Partner International Stock	101,003,755	3,993,345	6,000,000	–	–	3,993,345
Large Cap Growth	73,161,485	–	–	14,261,498	75,300,710	–
Large Cap Value	91,471,178	1,366,022	–	7,297,379	95,157,821	1,366,022
Large Cap Stock	68,000,268	599,404	–	3,257,272	69,966,193	599,404
Equity Income Plus	9,754,392	194,086	–	1,157,018	10,216,465	194,086
High Yield	50,328,487	7,340,872	6,652,913	10,516,117	49,636,073	3,865,658
Income	88,540,345	9,292,124	1,955,900	10,913,845	95,605,280	4,393,004
Government Bond	24,514,680	2,148,320	558,828	2,475,238	26,460,294	552,040
Limited Maturity Bond	46,825,338	3,996,998	1,117,657	3,952,543	49,011,536	1,197,501
Total Value and Income Earned	887,290,673				894,593,215	19,002,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Mutual Funds (74.2%)	Value
Equity Mutual Funds (39.4%)
3,939,073	Thrivent Natural Resources Fund	$40,454,277
1,851,274	Thrivent Partner Small Cap Growth Fund[a]	22,196,780
1,555,328	Thrivent Partner Small Cap Value Fund	23,625,437
882,584	Thrivent Small Cap Stock Fund[a]	13,203,459
735,772	Thrivent Mid Cap Growth Fund[a]	14,575,651
2,185,388	Thrivent Partner Mid Cap Value Fund	25,350,505
2,616,880	Thrivent Mid Cap Stock Fund	40,378,460
15,201,166	Thrivent Partner Worldwide Allocation Fund	126,777,721
11,226,178	Thrivent Large Cap Growth Fund[a]	59,274,222
6,636,735	Thrivent Large Cap Value Fund	86,543,027
1,698,477	Thrivent Large Cap Stock Fund	36,483,289
1,130,029	Thrivent Equity Income Plus Fund	9,978,155

	Total Equity Mutual Funds	498,840,983

Fixed Income Mutual Funds (34.8%)
10,509,425	Thrivent High Yield Fund	49,604,487
21,358,864	Thrivent Income Fund	187,103,647
1,947,750	Thrivent Government Bond Fund	20,821,448
14,800,202	Thrivent Limited Maturity Bond Fund	183,522,499

	Total Fixed Income Mutual Funds	441,052,081

	Total Mutual Funds (cost $944,207,624)	939,893,064

Shares	Common Stock (13.1%)	Value
Consumer Discretionary (1.6%)
5,900	Aeon Company, Ltd.	77,165
6,050	Amazon.com, Inc.[a]	1,291,735
900	Aryzta AG	43,396
7,326	Autoliv, Inc.	423,223
900	Bayerische Motoren Werke AG	48,980
1,100	Beiersdorf AG	63,415
33,000	Best Buy Company, Inc.	865,590
17,200	Big Lots, Inc.[a]	648,268
5,500	British Sky Broadcasting Group plc	62,018
9,517	Buffalo Wild Wings, Inc.[a]	630,216
7,970	CBS Corporation	205,706
6,900	Charter Communications, Inc.[a]	316,986
39,100	Comcast Corporation	916,895
900	Daito Trust Construction Company, Ltd.	79,741
12,138	Discovery Communications, Inc.[a]	527,517
5,430	Dollar Tree, Inc.[a]	434,183
15,600	Fiat SPA	95,525
32,936	Foot Locker, Inc.	719,981
10,290	Harley-Davidson, Inc.	400,281
600	Kabel Deutschland Holding AGa	34,031
23,910	Las Vegas Sands Corporation[a]	1,122,574
1,500	Lawson, Inc.	84,405
14,400	Life Time Fitness, Inc.[a]	621,072
10,000	Lifestyle International Holdings, Ltd.	26,770
19,090	Lowe’s Companies, Inc.	401,272
20,622	Macy’s, Inc.	629,590
24,200	McDonald’s Corporation	2,246,970
8,300	Mediaset SPA	30,580
39,000	Mitsubishi Motors Corporation[a]	51,518

Shares	Common Stock (13.1%)	Value
Consumer Discretionary (1.6%) - continued
18,100	News Corporation	$323,085
14,020	Omnicom Group, Inc.	623,610
3,510	Panera Bread Company[a]	469,252
66,251	Pier 1 Imports, Inc.[a]	828,800
1,500	Priceline.com, Inc.[a]	761,580
2,100	ProSiebenSat.1 Media AG	44,764
9,200	Sands China, Ltd.[a]	27,648
14,835	Signet Jewelers, Ltd.	639,537
47,000	SJM Holdings, Ltd.	80,560
25,770	Target Corporation	1,410,908
6,430	Time Warner Cable, Inc.	409,527
9,810	Viacom, Inc.	430,168
2,700	Vivendi SA	60,335
200	Volkswagen AG	31,277
12,100	Williams-Sonoma, Inc.	454,234
6,784	WMS Industries, Inc.[a]	148,637
34,800	Wynn Macau, Ltd.	97,505

	Total Consumer Discretionary	19,941,030

Consumer Staples (1.1%)
49,130	Altria Group, Inc.	1,353,532
15,574	Anheuser-Busch InBev NV ADR	863,890
1,500	Autogrill SPA	17,348
1,700	British American Tobacco plc	77,949
11,260	British American Tobacco plc ADR	1,038,735
800	Casino Guichard Perrachon SA	74,910
24,353	Corn Products International, Inc.	1,181,121
35,700	CVS Caremark Corporation	1,295,910
200	Delhaize Group SA	13,064
10,530	Diageo plc ADR	872,726
700	Heineken Holding NV	29,945
1,200	Henkel AG & Company KGaA	71,334
9,904	Herbalife, Ltd.	617,613
2,100	Imperial Tobacco Group plc	76,500
2,200	Kao Corporation	57,716
29,107	Kraft Foods, Inc.	1,023,984
11,600	Marks and Spencer Group plc	59,807
700	Nestle SA	40,486
27,256	Philip Morris International, Inc.	1,904,377
3,300	Seven & I Holdings Company, Ltd.	88,063
8,208	TreeHouse Foods, Inc.[a]	503,479
46,250	Wal-Mart Stores, Inc.	2,623,300

	Total Consumer Staples	13,885,789

Energy (1.5%)
16,876	Alpha Natural Resources, Inc.[a]	405,699
10,530	Anadarko Petroleum Corporation	826,605
10,252	Apache Corporation	1,021,407
30,884	Arch Coal, Inc.	562,706
16,978	Baker Hughes, Inc.	984,554
20,720	Chevron Corporation	2,176,636
17,200	ConocoPhillips	1,197,980
42,285	ENSCO International plc ADR	2,099,873
8,800	Exxon Mobil Corporation	687,192
22,300	Helix Energy Solutions Group, Inc.[a]	402,738
11	INPEX Holdings, Inc.	72,623
54,200	Marathon Oil Corporation	1,410,826
6,961	National Oilwell Varco, Inc.	496,528
6,300	Newfield Exploration Company[a]	253,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (13.1%)	Value
Energy (1.5%) - continued
4,300	Occidental Petroleum Corporation	$399,642
9,438	Oil States International, Inc.[a]	656,979
50,362	Patriot Coal Corporation[a]	632,547
17,863	Peabody Energy Corporation	774,718
4,600	Petrofac, Ltd.	105,671
47,804	Petroleum Geo-Services ASA[a]	519,380
4,300	Royal Dutch Shell plc	154,283
925	Royal Dutch Shell plc, Class A	32,769
8,700	Southwestern Energy Company[a]	365,748
18,461	Swift Energy Company[a]	565,276
116,860	Weatherford International, Ltd.[a]	1,811,330

	Total Energy	18,617,348

Financials (1.7%)
13,540	ACE, Ltd.	976,911
6,931	Affiliated Managers Group, Inc.[a]	641,880
12,510	Aon Corporation	583,216
3,600	Assicurazioni Generali SPA	64,411
5,900	Atlantia SPA	89,864
23,700	Banco de Sabadell SA	85,005
21,300	Banco de Valencia SAa	25,995
2,000	Cheung Kong Holdings, Ltd.	24,792
20,570	Citigroup, Inc.	649,806
1,300	CME Group, Inc.	358,228
21,919	Duke Realty Corporation	269,165
8,000	Endurance Specialty Holdings, Ltd.	297,600
18,798	Equity One, Inc.	322,386
2,600	Experian plc	33,777
126,600	Fifth Third Bancorp	1,520,466
3,990	Goldman Sachs Group, Inc.	437,104
1,282	Hannover Rueckversicherung AG	63,119
19,221	HCC Insurance Holdings, Inc.	511,471
27,457	Host Hotels & Resorts, Inc.	391,811
1,966	IntercontinentalExchange, Inc.[a]	255,344
57,069	J.P. Morgan Chase & Company	1,983,718
15,000	Kerry Properties, Ltd.	55,049
34,520	KKR & Company, LP	465,330
9,791	Lazard, Ltd.	267,686
6,500	M&T Bank Corporation	494,715
10,080	MetLife, Inc.	354,413
4,100	Mitsui & Company, Ltd.	59,838
500	Muenchener Rueckversicherungs- Gesellschaft AG	66,960
14,500	NASDAQ OMX Group, Inc.[a]	363,225
7,900	Northern Trust Corporation	319,713
49,427	Ocwen Financial Corporation[a]	716,691
344,792	Popular, Inc.[a]	641,313
21,957	Principal Financial Group, Inc.	566,051
11,009	Prudential plc	113,717
7,716	Resolution, Ltd.	33,958
7,300	Standard Life plc	25,181
12,130	State Street Corporation	489,931
3,700	Sumitomo Mitsui Financial Group, Inc.	103,421
4,000	Sun Hung Kai Properties, Ltd.	55,075
9,490	SVB Financial Group[a]	435,971
26,206	Texas Capital Bancshares, Inc.[a]	733,768
58,960	U.S. Bancorp	1,508,786
36,330	Unum Group	866,107
5,320	Vanguard REIT ETF	309,305
18,482	W.R. Berkley Corporation	643,358
71,910	Wells Fargo & Company	1,863,188
1,800	Westfield Group	14,490

Shares	Common Stock (13.1%)	Value
Financials (1.7%) - continued
9,000	Wheelock and Company, Ltd.	$26,443
52,316	Zions Bancorporation	908,206
200	Zurich Financial Services AGa	46,089

	Total Financials	22,134,047

Health Care (1.7%)
12,800	Abbott Laboratories	689,536
3,500	Alexion Pharmaceuticals, Inc.[a]	236,285
38,500	Align Technology, Inc.[a]	886,655
29,905	Amgen, Inc.	1,712,659
2,700	AstraZeneca plc	129,631
29,860	Baxter International, Inc.	1,641,703
4,167	C.R. Bard, Inc.	358,154
5,591	Celesio AG	88,180
17,740	Covance, Inc.[a]	899,950
9,796	Coventry Health Care, Inc.[a]	311,611
14,960	Covidien plc	703,718
17,900	Eli Lilly and Company	665,164
200	Fresenius SE & Company KGaA	19,638
24,300	Gilead Sciences, Inc.[a]	1,012,338
34,818	Health Net, Inc.[a]	967,592
21,110	Johnson & Johnson	1,359,273
10,463	McKesson Corporation	853,258
20,800	Merck & Company, Inc.	717,600
44,288	Mylan, Inc.[a]	866,716
500	Novartis AG	28,168
128,973	Pfizer, Inc.	2,484,020
28,309	PSS World Medical, Inc.[a]	629,875
200	Roche Holding AG	32,814
1,900	Suzuken Company, Ltd.	45,457
12,100	Thoratec Corporation[a]	441,771
20,720	United Therapeutics Corporation[a]	906,086
30,791	UnitedHealth Group, Inc.	1,477,660
4,028	Varian Medical Systems, Inc.[a]	236,524
5,690	Vertex Pharmaceuticals, Inc.[a]	225,267
3,400	Waters Corporation[a]	272,408
12,360	Zimmer Holdings, Inc.[a]	650,507

	Total Health Care	21,550,218

Industrials (1.5%)
8,700	3M Company	687,474
8	A P Moller - Maersk AS	54,102
5,500	Abertis Infraestructuras SA	90,505
8,050	Boeing Company	529,610
2,600	Bouygues SA	97,107
6,950	Caterpillar, Inc.	656,497
11	Central Japan Railway Company	93,577
8,590	Chicago Bridge and Iron Company	314,222
11,709	CSX Corporation	260,057
26,858	Deluxe Corporation	634,386
1,600	East Japan Railway Company	97,005
900	Eiffage SA	30,525
25,972	EMCOR Group, Inc.	651,118
6,816	Expeditors International of Washington, Inc.	310,810
800	Fraport AG	50,370
28,173	FTI Consulting, Inc.[a]	1,110,298
18,900	GATX Corporation	717,822
16,000	General Dynamics Corporation	1,027,040
77,131	General Electric Company	1,288,859
19,976	Honeywell International, Inc.	1,046,742
110,446	Manitowoc Company, Inc.	1,223,742
5,200	Manpower, Inc.	224,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (13.1%)	Value
Industrials (1.5%) - continued
6,000	Orient Overseas International, Ltd.	$27,079
16,916	Oshkosh Corporation[a]	352,868
14,849	Parker Hannifin Corporation	1,210,936
11,000	PostNL NV	55,697
4,000	Precision Castparts Corporation	652,600
9,600	Republic Services, Inc.	273,216
800	Safran SA	26,125
28,266	Shaw Group, Inc.[a]	657,467
16,904	SPX Corporation	923,127
8,572	Teledyne Technologies, Inc.[a]	466,917
27,110	Textron, Inc.	526,476
102,500	Thomas Cook Group plc	85,046
8,000	Tyco International, Ltd.	364,400
8,826	Union Pacific Corporation	878,805
9,080	United Technologies Corporation	708,058
1,000	W.W. Grainger, Inc.	171,310
13,230	WESCO International, Inc.[a]	641,126
300	West Japan Railway Company	12,712

	Total Industrials	19,230,161

Information Technology (3.1%)
6,136	ADTRAN, Inc.	206,170
18,729	Akamai Technologies, Inc.[a]	504,559
6,200	Alliance Data Systems Corporation[a]	635,128
12,202	Apple, Inc.[a]	4,939,125
60,800	Atmel Corporation[a]	642,048
2,200	Baidu.com, Inc. ADR[a]	308,396
11,750	Broadcom Corporation[a]	424,057
47,790	Cisco Systems, Inc.	885,549
11,078	Cognizant Technology Solutions Corporation[a]	805,924
1,900	Computershare, Ltd.	15,015
22,099	eBay, Inc.[a]	703,411
30,250	EMC Corporation[a]	741,427
3,654	F5 Networks, Inc.[a]	379,833
3,844	Google, Inc.[a]	2,278,108
38,100	Hewlett-Packard Company	1,013,841
94,500	Intel Corporation	2,319,030
4,487	International Business Machines Corporation	828,435
6,616	Ixia[a]	74,959
15,814	Juniper Networks, Inc.[a]	386,969
9,000	Lam Research Corporation[a]	386,910
113,510	Microsoft Corporation	3,022,771
64,686	Monster Worldwide, Inc.[a]	597,052
10,400	Nokia Oyj	69,982
9	NTT Data Corporation	30,172
46,089	NVIDIA Corporation[a]	682,117
98,010	Oracle Corporation	3,211,788
21,524	Plantronics, Inc.	719,117
23,235	Plexus Corporation[a]	597,139
19,100	QUALCOMM, Inc.	985,560
35,737	Quest Software, Inc.[a]	628,614
5,541	Red Hat, Inc.[a]	275,111
4,022	Salesforce.com, Inc.[a]	535,610
39,500	SuccessFactors, Inc.[a]	1,054,650
9,800	Telefonaktiebolaget LM Ericsson	102,150
91,613	Teradyne, Inc.[a]	1,311,898
31,440	Texas Instruments, Inc.	966,151
48,773	TIBCO Software, Inc.[a]	1,409,052
22,101	ValueClick, Inc.[a]	388,978
25,800	VeriFone Systems, Inc.[a]	1,089,018
11,500	Visa, Inc.	1,072,490
6,382	VMware, Inc.[a]	623,840

Shares	Common Stock (13.1%)	Value
Information Technology (3.1%) - continued
29,360	Xilinx, Inc.	$982,386

	Total Information Technology	38,834,540

Materials (0.4%)
6,695	Albemarle Corporation	356,776
1,500	Bayer AG	95,568
4,400	BHP Billiton plc	138,560
2,000	BHP Billiton, Ltd.	78,286
4,700	CF Industries Holdings, Inc.	762,669
22,770	Dow Chemical Company	634,828
12,159	E.I. du Pont de Nemours and Company	584,483
37,378	Freeport-McMoRan Copper & Gold, Inc.	1,504,838
1,600	Henkel AG & Company KGaA	78,128
6,900	ITOCHU Corporation	68,244
3,000	Marubeni Corporation	17,462
3,200	Nippon Paper Group, Inc.	73,339
2,301	Rio Tinto plc	124,487
906	Rio Tinto, Ltd.	65,042
5,645	Sigma-Aldrich Corporation	369,635
9,392	Silgan Holdings, Inc.	352,576
26,559	Steel Dynamics, Inc.	331,722
21,000	Ube Industries, Ltd.	61,565
900	Walter Energy, Inc.	68,085
541	Yara International ASA	25,584

	Total Materials	5,791,877

Telecommunications Services (0.2%)
29,100	AT&T, Inc.	852,921
2,500	Deutsche Telekom AG	31,760
8,016	Inmarsat plc	60,474
10	KDDI Corporation	73,254
2,300	Koninklijke (Royal) KPN NV	30,113
1,600	Nippon Telegraph & Telephone Corporation	82,073
34	NTT DoCoMo, Inc.	60,385
21,500	Telstra Corporation, Ltd.	69,804
20,722	Verizon Communications, Inc.	766,300

	Total Telecommunications Services	2,027,084

Utilities (0.3%)
24,800	A2A SPA	33,904
17,600	CMS Energy Corporation	366,432
1,500	Enagas SA	29,495
21,290	Exelon Corporation	945,063
3,400	Gas Natural SDG SA	63,199
6,900	National Grid plc	68,603
33,870	NiSource, Inc.	748,188
23,618	NV Energy, Inc.	378,833
38,200	PNM Resources, Inc.	686,836
600	Red Electrica Corporacion SA	28,904
17,183	Southwest Gas Corporation	678,385
2,932	SSE plc	63,352
3,100	Tohoku Electric Power Company, Inc.	34,253
11,200	Tokyo Electric Power Company, Inc.[a]	41,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (13.1%)	Value
Utilities (0.3%) - continued
11,325	UGI Corporation	$324,688

	Total Utilities	4,491,218

	Total Common Stock (cost $158,968,376)	166,503,312

Principal Amount	Long-Term Fixed Income (8.1%)	Value
Asset-Backed Securities (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
$1,505,520	0.395%, 8/25/2036[b]	1,124,589
	GSAMP Trust
1,832,344	0.425%, 2/25/2036[b]	1,436,513
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,519,480
	Morgan Stanley Capital, Inc.
1,516,082	0.395%, 2/25/2037[b]	876,429
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,003,264

	Total Asset-Backed Securities	5,960,275

Basic Materials (0.3%)
	ArcelorMittal
1,200,000	7.000%, 10/15/2039	1,198,327
	Arch Coal, Inc.
280,000	7.000%, 6/15/2019[c]	289,800
	Dow Chemical Company
1,200,000	4.250%, 11/15/2020	1,234,008
	FMG Resources Property, Ltd.
270,000	7.000%, 11/1/2015[c]	270,000
	Georgia-Pacific, LLC
250,000	8.000%, 1/15/2024	329,352
	Novelis, Inc.
270,000	8.375%, 12/15/2017	291,600

	Total Basic Materials	3,613,087

Capital Goods (0.1%)
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017	293,150
	Danaher Corporation
480,000	0.603%, 6/21/2013[b]	480,504

	Total Capital Goods	773,654

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
741,535	5.500%, 11/25/2035	626,922
	CitiMortgage Alternative Loan Trust
2,574,149	5.750%, 4/25/2037	1,702,558
	Countrywide Alternative Loan Trust
833,798	6.000%, 4/25/2036	593,163
505,729	6.000%, 1/25/2037	340,030
2,373,952	5.500%, 5/25/2037	1,685,214
2,038,295	7.000%, 10/25/2037	1,395,113
	Countrywide Home Loans, Inc.
1,444,494	5.750%, 4/25/2037	1,227,789
	Deutsche Alt-A Securities, Inc.
473,045	5.500%, 10/25/2021	453,476
890,737	6.000%, 10/25/2021	786,433

Principal Amount	Long-Term Fixed Income (8.1%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
	GSR Mortgage Loan Trust
$1,714,117	0.435%, 8/25/2046[b]	$1,418,744
	J.P. Morgan Mortgage Trust
602,145	5.737%, 6/25/2036	494,841
227,633	2.774%, 10/25/2036	170,752
	MASTR Alternative Loans Trust
588,482	6.500%, 7/25/2034	621,815
	Merrill Lynch Alternative Note Asset Trust
583,824	6.000%, 3/25/2037	417,655
	Sequoia Mortgage Trust
860,953	5.372%, 9/20/2046	271,319
	WaMu Mortgage Pass Through Certificates
211,848	5.835%, 9/25/2036	164,775
817,616	5.932%, 10/25/2036	693,078

	Total Collateralized Mortgage Obligations	13,063,677

Commercial Mortgage-Backed Securities (1.3%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.645%, 4/10/2049	2,559,842
1,650,000	5.624%, 6/10/2049	1,740,999
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,561,265
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,472,946
	Credit Suisse Mortgage Capital Certificates
3,000,000	5.509%, 9/15/2039	2,488,971
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,349,251
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,200,000	5.739%, 2/12/2049	1,093,410
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	678,428
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,670,044

	Total Commercial Mortgage- Backed Securities	15,615,156

Communications Services (0.4%)
	Cablevision Systems Corporation
270,000	8.625%, 9/15/2017	292,950
	CBS Corporation
600,000	7.875%, 7/30/2030	792,291
600,000	5.900%, 10/15/2040	669,160
	CCO Holdings, LLC
270,000	7.000%, 1/15/2019	280,125
	Clear Channel Worldwide Holdings, Inc.
270,000	9.250%, 12/15/2017	292,950
	Cox Communications, Inc.
1,200,000	6.950%, 6/1/2038[c]	1,426,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (8.1%)	Value
Communications Services (0.4%) - continued
	EH Holding Corporation
$270,000	6.500%, 6/15/2019[c]	$276,075
	Frontier Communications Corporation
270,000	8.250%, 4/15/2017	288,225
	Intelsat Jackson Holdings SA
270,000	7.250%, 4/1/2019[c]	271,350
	NII Capital Corporation
230,000	7.625%, 4/1/2021	236,900
	Virgin Media Finance plc
250,000	9.500%, 8/15/2016	278,750

	Total Communications Services	5,104,900

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
400,000	8.000%, 6/15/2019[c]	368,000
	Home Depot, Inc.
1,200,000	5.875%, 12/16/2036	1,418,216
	Lennar Corporation
270,000	12.250%, 6/1/2017	317,925
	MGM Resorts International
240,000	11.125%, 11/15/2017	272,400
	Rite Aid Corporation
270,000	7.500%, 3/1/2017	268,650
	Starwood Hotels & Resorts Worldwide, Inc.
280,000	6.750%, 5/15/2018	310,800
	Toys R Us Property Company II, LLC
280,000	8.500%, 12/1/2017	295,750
	West Corporation
150,000	7.875%, 1/15/2019	152,250
	WMG Acquisition Corporation
280,000	11.500%, 10/1/2018[c]	279,300

	Total Consumer Cyclical	3,683,291

Consumer Non-Cyclical (0.7%)
	Altria Group, Inc.
1,200,000	9.950%, 11/10/2038	1,823,161
	Anheuser-Busch Companies, Inc.
600,000	6.450%, 9/1/2037	795,308
	Anheuser-Busch InBev Worldwide, Inc.
840,000	0.761%, 7/14/2014[b]	837,687
600,000	8.200%, 1/15/2039	936,955
	Community Health Systems, Inc.
270,000	8.875%, 7/15/2015	276,413
	HCA, Inc.
260,000	7.500%, 2/15/2022	265,200
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	264,000
	Kinetic Concepts, Inc./KCI USA, Inc.
270,000	10.500%, 11/1/2018[c,d]	273,037
	Kraft Foods, Inc.
600,000	5.375%, 2/10/2020	691,540
600,000	7.000%, 8/11/2037	797,097
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	280,000
	Reynolds Group Issuer, Inc.
260,000	6.875%, 2/15/2021[c]	262,600

Principal Amount	Long-Term Fixed Income (8.1%)	Value
Consumer Non-Cyclical (0.7%) - continued
	Tenet Healthcare Corporation
$270,000	8.875%, 7/1/2019	$305,100
	UnitedHealth Group, Inc.
600,000	6.875%, 2/15/2038	791,194
600,000	5.700%, 10/15/2040	709,210

	Total Consumer Non-Cyclical	9,308,502

Energy (0.2%)
	Chesapeake Energy Corporation
230,000	9.500%, 2/15/2015	263,350
	Linn Energy, LLC
280,000	7.750%, 2/1/2021	298,900
	Newfield Exploration Company
270,000	5.750%, 1/30/2022	286,200
	Plains Exploration & Production Company
270,000	7.625%, 6/1/2018	288,900
	Weatherford International, Ltd.
1,200,000	6.750%, 9/15/2040	1,399,934

	Total Energy	2,537,284

Financials (0.9%)
	Ally Financial, Inc.
270,000	8.000%, 3/15/2020	278,100
	AXA SA
1,200,000	6.379%, 12/29/2049[c,e]	897,000
	BBVA International Preferred SA Unipersonal
600,000	5.919%, 12/29/2049[e]	433,770
	CIT Group, Inc.
280,000	7.000%, 5/1/2017	280,000
	General Electric Capital Corporation
1,200,000	6.750%, 3/15/2032	1,403,309
	HCP, Inc.
1,200,000	6.750%, 2/1/2041	1,283,182
	Health Care REIT, Inc.
480,000	6.500%, 3/15/2041	459,925
	Icahn Enterprises, LP
305,000	8.000%, 1/15/2018	310,338
	International Lease Finance Corporation
270,000	5.750%, 5/15/2016	254,741
	MetLife Capital Trust IV
1,200,000	7.875%, 12/15/2037[c]	1,270,375
	Prudential Financial, Inc.
1,200,000	6.200%, 11/15/2040	1,349,267
	QBE Capital Funding III, Ltd.
1,200,000	7.250%, 5/24/2041[c]	1,126,718
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	520,697
	Stoneheath RE
600,000	3.523%, 12/29/2049[b,e]	436,842
	XL Group plc
1,200,000	6.250%, 5/15/2027	1,242,179
600,000	6.500%, 12/31/2049[e]	504,000

	Total Financials	12,050,443

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (8.1%)	Value
Mortgage-Backed Securities (1.4%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$6,500,000	3.000%, 12/1/2026[d]	$6,634,062
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
8,200,000	4.500%, 11/1/2041[d]	8,670,221
2,300,000	5.000%, 11/1/2041[d]	2,473,938

	Total Mortgage-Backed Securities	17,778,221

Technology (<0.1%)
	Seagate HDD Cayman
250,000	7.750%, 12/15/2018[c]	261,250

	Total Technology	261,250

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
190,000	8.250%, 1/15/2019	189,525

	Total Transportation	189,525

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	5,043,569
2,350,000	3.125%, 5/15/2021	2,554,708
1,175,000	4.375%, 5/15/2040	1,439,375

	Total U.S. Government and Agencies	9,037,652

Utilities (0.3%)
	AES Corporation
270,000	7.375%, 7/1/2021[c]	288,900
	Dominion Resources, Inc.
600,000	2.669%, 9/30/2066[b]	508,122
	Energy Transfer Partners, LP
332,000	6.625%, 10/15/2036	359,971
600,000	7.500%, 7/1/2038	688,829
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
270,000	6.500%, 8/15/2021	278,775
	Southern Union Company
1,200,000	7.200%, 11/1/2066	1,032,000

	Total Utilities	3,156,597

	Total Long-Term Fixed Income (cost $101,161,686)	102,133,514

Principal Amount	Short-Term Investments (5.9%)[f]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.010%, 11/4/2011[g]	4,999,996
15,000,000	0.030%, 11/14/2011[g]	14,999,838
10,000,000	0.023%, 11/16/2011[g]	9,999,904
2,100,000	0.025%, 11/18/2011[g]	2,099,975
3,000,000	0.015%, 12/9/2011[g]	2,999,952

Principal Amount	Short-Term Investments (5.9%)[f]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
$7,800,000	0.035%, 11/14/2011[g]	$7,799,901
3,000,000	0.020%, 11/28/2011[g]	2,999,955
3,000,000	0.030%, 1/9/2012[g]	2,999,827
3,000,000	0.030%, 1/17/2012[g]	2,999,808
	Federal National Mortgage Association Discount Notes
5,000,000	0.020%, 12/28/2011[g]	4,999,842
3,000,000	0.040%, 1/11/2012[g]	2,999,763
3,000,000	0.020%, 1/17/2012[g]	2,999,872
10,400,000	0.100%, 2/22/2012[g,h]	10,396,782
	U.S. Treasury Bills
1,400,000	0.045%, 2/9/2012[h]	1,399,826

	Total Short-Term Investments (at amortized cost)	74,695,241

	Total Investments (cost $1,279,032,927) 101.3%	$1,283,225,131

	Other Assets and Liabilities, Net (1.3%)	(15,986,439)

	Total Net Assets 100.0%	$1,267,238,692

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $7,840,529 or 0.6% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At October 31, 2011, $11,796,608 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF -	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$36,237,576
Gross unrealized depreciation	(44,334,217)

Net unrealized appreciation (depreciation)	($8,096,641)

Cost for federal income tax purposes	$1,291,321,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	498,840,983	498,840,983	–	–
Fixed Income Mutual Funds	441,052,081	441,052,081	–	–
Common Stock
Consumer Discretionary	19,941,030	18,901,397	1,039,633	–
Consumer Staples	13,885,789	13,278,667	607,122	–
Energy	18,617,348	17,732,622	884,726	–
Financials	22,134,047	21,146,863	987,184	–
Health Care	21,550,218	21,206,330	343,888	–
Industrials	19,230,161	18,510,311	719,850	–
Information Technology	38,834,540	38,617,221	217,319	–
Materials	5,791,877	4,965,612	826,265	–
Telecommunications Services	2,027,084	1,619,221	407,863	–
Utilities	4,491,218	4,128,425	362,793	–
Long-Term Fixed Income
Asset-Backed Securities	5,960,275	–	5,960,275	–
Basic Materials	3,613,087	–	3,613,087	–
Capital Goods	773,654	–	773,654	–
Collateralized Mortgage Obligations	13,063,677	–	13,063,677	–
Commercial Mortgage-Backed
Securities	15,615,156	–	15,615,156	–
Communications Services	5,104,900	–	5,104,900	–
Consumer Cyclical	3,683,291	–	3,683,291	–
Consumer Non-Cyclical	9,308,502	–	9,308,502	–
Energy	2,537,284	–	2,537,284	–
Financials	12,050,443	–	12,050,443	–
Mortgage-Backed Securities	17,778,221	–	17,778,221	–
Technology	261,250	–	261,250	–
Transportation	189,525	–	189,525	–
U.S. Government and Agencies	9,037,652	–	9,037,652	–
Utilities	3,156,597	–	3,156,597	–
Short-Term Investments	74,695,241	–	74,695,241	–
Total	$1,283,225,131	$1,099,999,733	$183,225,398	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	10,044,079	10,044,079	–	–
Total Asset Derivatives	$10,044,079	$10,044,079	$–	$–
Liability Derivatives
Futures Contracts	2,584,499	2,584,499	–	–
Total Liability Derivatives	$2,584,499	$2,584,499	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2011	($22,043,445)	($22,028,125)	$15,320
5-Yr. U.S. Treasury Bond Futures	(345)	December 2011	(42,215,628)	(42,300,236)	(84,608)
10-Yr. U.S. Treasury Bond Futures	(75)	December 2011	(9,723,990)	(9,679,687)	44,303
Mini MSCI EAFE Index Futures	205	December 2011	14,539,931	15,179,225	639,294
Russell 2000 Index Mini-Futures	(269)	December 2011	(18,953,121)	(19,887,170)	(934,049)
S&P 400 Index Mini-Futures	(425)	December 2011	(36,093,408)	(37,659,250)	(1,565,842)
S&P 500 Index Mini-Futures	1,785	December 2011	102,154,863	111,500,025	9,345,162
Total Futures Contracts					$7,459,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$59,623
Total Interest Rate Contracts		59,623
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,984,456
Total Equity Contracts		9,984,456
Total Asset Derivatives		$10,044,079

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,499,891
Total Equity Contracts		2,499,891
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	84,608
Total Interest Rate Contracts		84,608
Total Liability Derivatives		$2,584,499

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,600,835)
Total Interest Rate Contracts		(3,600,835)
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,079,622
Total Equity Contracts		2,079,622
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(49,919)
Total Foreign Exchange Contracts		(49,919)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	816,285
Total Credit Contracts		816,285
Total		($754,847)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(24,985)
Total Interest Rate Contracts		(24,985)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,965,274
Total Equity Contracts		5,965,274
Total		$5,940,289

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2011

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$136,235,718	10.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	44,922,300	3.6	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$286,817	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$10,286,479	0.8%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Natural Resources	$36,366,401	$1,048,089	$–	3,939,073	$40,454,277	$1,048,089
Partner Small Cap Growth	20,382,531	–	–	1,851,274	22,196,780	–
Partner Small Cap Value	29,431,466	251,922	8,000,000	1,555,328	23,625,437	251,922
Small Cap Stock	12,347,353	–	–	882,584	13,203,459	–
Mid Cap Growth	13,633,862	–	–	735,772	14,575,651	–
Partner Mid Cap Value	27,220,376	165,404	3,000,000	2,185,388	25,350,505	165,404
Mid Cap Stock	37,910,264	125,759	–	2,616,880	40,378,460	125,759
Partner Worldwide
Allocation	68,027,938	952,699	–	15,201,166	126,777,721	952,699
Partner International
Stock	66,483,433	2,751,062	1,000,000	–	–	2,751,062
Large Cap Growth	57,590,296	–	–	11,226,178	59,274,222	–
Large Cap Value	83,190,141	1,242,354	–	6,636,735	86,543,027	1,242,354
Large Cap Stock	35,458,174	312,554	–	1,698,477	36,483,289	312,554
Equity Income Plus	9,526,860	189,559	–	1,130,029	9,978,155	189,559
High Yield	49,918,470	7,576,606	6,505,505	10,509,425	49,604,487	3,851,587
Income	172,064,257	19,106,570	3,533,390	21,358,864	187,103,647	8,574,541
Government Bond	23,982,951	2,090,967	5,500,245	1,947,750	20,821,448	438,082
Limited Maturity Bond	174,144,828	15,755,564	3,785,775	14,800,202	183,522,499	4,471,247
Total Value and Income Earned	917,679,601				939,893,064	24,374,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Mutual Funds (70.9%)	Value
Equity Mutual Funds (21.6%)
1,031,435	Thrivent Natural Resources Fund	$10,592,836
615,493	Thrivent Partner Small Cap Value Fund	9,349,338
167,827	Thrivent Small Cap Stock Fund[a]	2,510,694
1,082,397	Thrivent Partner Mid Cap Value Fund	12,555,806
426,187	Thrivent Mid Cap Stock Fund	6,576,068
4,344,713	Thrivent Partner Worldwide Allocation Fund	36,234,910
2,404,543	Thrivent Large Cap Growth Fund[a]	12,695,989
2,341,000	Thrivent Large Cap Value Fund	30,526,644
29,494	Thrivent Large Cap Stock Fund	633,535
466,547	Thrivent Equity Income Plus Fund	4,119,606

	Total Equity Mutual Funds	125,795,426

Fixed Income Mutual Funds (49.3%)
4,797,259	Thrivent High Yield Fund	22,643,063
8,980,360	Thrivent Income Fund	78,667,958
1,133,316	Thrivent Government Bond Fund	12,115,144
14,004,290	Thrivent Limited Maturity Bond Fund	173,653,196

	Total Fixed Income Mutual Funds	287,079,361

	Total Mutual Funds (cost $406,308,742)	412,874,787

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Asset-Backed Securities (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
$974,160	0.395%, 8/25/2036[b]	727,675
	GSAMP Trust
861,202	0.425%, 2/25/2036[b]	675,161
	J.P. Morgan Mortgage Acquisition Corporation
3,100,000	5.461%, 10/25/2036	2,355,194
	Morgan Stanley Capital, Inc.
1,047,191	0.395%, 2/25/2037[b]	605,369
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,012,065

	Total Asset-Backed Securities	5,375,464

Basic Materials (0.4%)
	ArcelorMittal
800,000	7.000%, 10/15/2039	798,885
	Arch Coal, Inc.
110,000	7.000%, 6/15/2019[c]	113,850
	Dow Chemical Company
800,000	4.250%, 11/15/2020	822,672
	FMG Resources Property, Ltd.
120,000	7.000%, 11/1/2015[c]	120,000
	Georgia-Pacific, LLC
100,000	8.000%, 1/15/2024	131,740
	Novelis, Inc.
110,000	8.375%, 12/15/2017	118,800

	Total Basic Materials	2,105,947

Capital Goods (0.1%)
	Case New Holland, Inc.
130,000	7.875%, 12/1/2017	146,575

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Capital Goods (0.1%) - continued
	Danaher Corporation
$320,000	0.603%, 6/21/2013[b]	$320,336

	Total Capital Goods	466,911

Collateralized Mortgage Obligations (1.1%)
	Citigroup Mortgage Loan Trust, Inc.
395,486	5.500%, 11/25/2035	334,358
	CitiMortgage Alternative Loan Trust
1,323,848	5.750%, 4/25/2037	875,601
	Countrywide Alternative Loan Trust
269,722	6.000%, 1/25/2037	181,349
1,582,634	5.500%, 5/25/2037	1,123,476
1,353,904	7.000%, 10/25/2037	926,681
	Countrywide Home Loans, Inc.
722,247	5.750%, 4/25/2037	613,895
	Deutsche Alt-A Securities, Inc.
252,291	5.500%, 10/25/2021	241,854
485,856	6.000%, 10/25/2021	428,964
	J.P. Morgan Mortgage Trust
121,404	2.774%, 10/25/2036	91,068
	MASTR Alternative Loans Trust
312,631	6.500%, 7/25/2034	330,339
	Merrill Lynch Alternative Note Asset Trust
311,373	6.000%, 3/25/2037	222,749
	Sequoia Mortgage Trust
313,074	5.372%, 9/20/2046	98,661
	WaMu Mortgage Pass Through Certificates
315,309	5.835%, 9/25/2036	245,246
292,176	5.932%, 10/25/2036	247,672

	Total Collateralized Mortgage Obligations	5,961,913

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.645%, 4/10/2049	1,706,562
2,450,000	5.624%, 6/10/2049	2,585,120
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,040,843
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,751,670
	Credit Suisse Mortgage Capital Certificates
1,850,000	5.509%, 9/15/2039	1,534,865
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	843,282
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.739%, 2/12/2049	728,940
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	452,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Commercial Mortgage-Backed Securities (2.0%) - continued
	Wachovia Bank Commercial Mortgage Trust
$1,200,000	5.603%, 10/15/2048	$1,113,362

	Total Commercial Mortgage- Backed Securities	11,756,930

Communications Services (0.5%)
	Cablevision Systems Corporation
110,000	8.625%, 9/15/2017	119,350
	CBS Corporation
400,000	7.875%, 7/30/2030	528,194
400,000	5.900%, 10/15/2040	446,106
	CCO Holdings, LLC
150,000	7.000%, 1/15/2019	155,625
	Clear Channel Worldwide Holdings, Inc.
110,000	9.250%, 12/15/2017	119,350
	Cox Communications, Inc.
800,000	6.950%, 6/1/2038[c]	950,750
	EH Holding Corporation
110,000	6.500%, 6/15/2019[c]	112,475
	Frontier Communications Corporation
110,000	8.250%, 4/15/2017	117,425
	Intelsat Jackson Holdings SA
110,000	7.250%, 4/1/2019[c]	110,550
	NII Capital Corporation
150,000	7.625%, 4/1/2021	154,500
	Virgin Media Finance plc
100,000	9.500%, 8/15/2016	111,500

	Total Communications Services	2,925,825

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[c]	184,000
	Home Depot, Inc.
800,000	5.875%, 12/16/2036	945,478
	Lennar Corporation
110,000	12.250%, 6/1/2017	129,525
	MGM Resorts International
95,000	11.125%, 11/15/2017	107,825
	Rite Aid Corporation
110,000	7.500%, 3/1/2017	109,450
	Starwood Hotels & Resorts Worldwide, Inc.
110,000	6.750%, 5/15/2018	122,100
	Toys R Us Property Company II, LLC
110,000	8.500%, 12/1/2017	116,187
	West Corporation
60,000	7.875%, 1/15/2019	60,900
	WMG Acquisition Corporation
110,000	11.500%, 10/1/2018[c]	109,725

	Total Consumer Cyclical	1,885,190

Consumer Non-Cyclical (1.0%)
	Altria Group, Inc.
800,000	9.950%, 11/10/2038	1,215,441
	Anheuser-Busch Companies, Inc.
400,000	6.450%, 9/1/2037	530,206

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Consumer Non-Cyclical (1.0%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$560,000	0.761%, 7/14/2014[b]	$558,458
400,000	8.200%, 1/15/2039	624,637
	Community Health Systems, Inc.
110,000	8.875%, 7/15/2015	112,612
	HCA, Inc.
140,000	7.500%, 2/15/2022	142,800
	JBS USA, LLC/JBS USA Finance, Inc.
95,000	11.625%, 5/1/2014	104,500
	Kinetic Concepts, Inc./KCI USA, Inc.
120,000	10.500%, 11/1/2018[c,d]	121,350
	Kraft Foods, Inc.
400,000	5.375%, 2/10/2020	461,026
400,000	7.000%, 8/11/2037	531,398
	Mylan, Inc.
100,000	7.875%, 7/15/2020[c]	112,000
	Reynolds Group Issuer, Inc.
130,000	6.875%, 2/15/2021[c]	131,300
	Tenet Healthcare Corporation
120,000	8.875%, 7/1/2019	135,600
	UnitedHealth Group, Inc.
400,000	6.875%, 2/15/2038	527,462
400,000	5.700%, 10/15/2040	472,807

	Total Consumer Non-Cyclical	5,781,597

Energy (0.3%)
	Chesapeake Energy Corporation
130,000	9.500%, 2/15/2015	148,850
	Linn Energy, LLC
120,000	7.750%, 2/1/2021	128,100
	Newfield Exploration Company
120,000	5.750%, 1/30/2022	127,200
	Plains Exploration & Production Company
120,000	7.625%, 6/1/2018	128,400
	Weatherford International, Ltd.
800,000	6.750%, 9/15/2040	933,289

	Total Energy	1,465,839

Financials (1.3%)
	Ally Financial, Inc.
110,000	8.000%, 3/15/2020	113,300
	AXA SA
800,000	6.379%, 12/29/2049[c,e]	598,000
	BBVA International Preferred SA Unipersonal
400,000	5.919%, 12/29/2049[e]	289,180
	CIT Group, Inc.
110,000	7.000%, 5/1/2017	110,000
	General Electric Capital Corporation
800,000	6.750%, 3/15/2032	935,539
	HCP, Inc.
800,000	6.750%, 2/1/2041	855,454
	Health Care REIT, Inc.
320,000	6.500%, 3/15/2041	306,617
	Icahn Enterprises, LP
105,000	8.000%, 1/15/2018	106,838
	International Lease Finance Corporation
110,000	5.750%, 5/15/2016	103,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Financials (1.3%) - continued
	MetLife Capital Trust IV
$800,000	7.875%, 12/15/2037[c]	$846,917
	Prudential Financial, Inc.
800,000	6.200%, 11/15/2040	899,511
	QBE Capital Funding III, Ltd.
800,000	7.250%, 5/24/2041[c]	751,146
	Reinsurance Group of America, Inc.
400,000	6.750%, 12/15/2065	347,132
	Stoneheath RE
400,000	3.523%, 12/29/2049[b,e]	291,228
	XL Group plc
800,000	6.250%, 5/15/2027	828,119
400,000	6.500%, 12/31/2049[e]	336,000

	Total Financials	7,718,764

Mortgage-Backed Securities (1.9%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,700,000	3.000%, 12/1/2026[d]	2,755,688
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,750,000	4.500%, 11/1/2041[d]	7,137,072
1,000,000	5.000%, 11/1/2041[d]	1,075,625

	Total Mortgage-Backed Securities	10,968,385

Technology (<0.1%)
	Seagate HDD Cayman
140,000	7.750%, 12/15/2018[c]	146,300

	Total Technology	146,300

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
80,000	8.250%, 1/15/2019	79,800

	Total Transportation	79,800

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,294,957
1,050,000	3.125%, 5/15/2021	1,141,466
550,000	4.375%, 5/15/2040	673,750

	Total U.S. Government and Agencies	4,110,173

Utilities (0.3%)
	AES Corporation
140,000	7.375%, 7/1/2021[c]	149,800
	Dominion Resources, Inc.
400,000	2.669%, 9/30/2066[b]	338,748
	Energy Transfer Partners, LP
222,000	6.625%, 10/15/2036	240,704
400,000	7.500%, 7/1/2038	459,219
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
110,000	6.500%, 8/15/2021	113,575

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Utilities (0.3%) - continued
	Southern Union Company
$800,000	7.200%, 11/1/2066	$688,000

	Total Utilities	1,990,046

	Total Long-Term Fixed Income (cost $62,049,359)	62,739,084

Shares	Common Stock (10.5%)	Value
Consumer Discretionary (1.2%)
3,200	Amazon.com, Inc.[a]	683,232
1,756	Autoliv, Inc.	101,444
10,100	Best Buy Company, Inc.	264,923
6,400	Big Lots, Inc.[a]	241,216
3,469	Buffalo Wild Wings, Inc.[a]	229,717
3,190	CBS Corporation	82,334
1,700	Charter Communications, Inc.[a]	78,098
20,700	Comcast Corporation	485,415
6,511	Discovery Communications, Inc.[a]	282,968
1,245	Dollar Tree, Inc.[a]	99,550
12,354	Foot Locker, Inc.	270,058
4,110	Harley-Davidson, Inc.	159,879
12,708	Las Vegas Sands Corporation[a]	596,641
5,300	Life Time Fitness, Inc.[a]	228,589
7,640	Lowe’s Companies, Inc.	160,593
8,257	Macy’s, Inc.	252,086
7,400	McDonald’s Corporation	687,090
7,230	News Corporation	129,056
4,160	Omnicom Group, Inc.	185,037
928	Panera Bread Company[a]	124,064
24,749	Pier 1 Imports, Inc.[a]	309,610
400	Priceline.com, Inc.[a]	203,088
5,646	Signet Jewelers, Ltd.	243,399
12,720	Target Corporation	696,420
2,570	Time Warner Cable, Inc.	163,683
3,920	Viacom, Inc.	171,892
3,000	Williams-Sonoma, Inc.	112,620
1,693	WMS Industries, Inc.[a]	37,094

	Total Consumer Discretionary	7,279,796

Consumer Staples (0.9%)
23,720	Altria Group, Inc.	653,486
8,238	Anheuser-Busch InBev NV ADR	456,962
6,050	British American Tobacco plc ADR	558,112
7,912	Corn Products International, Inc.	383,732
10,900	CVS Caremark Corporation	395,670
4,210	Diageo plc ADR	348,925
3,692	Herbalife, Ltd.	230,233
11,631	Kraft Foods, Inc.	409,178
8,853	Philip Morris International, Inc.	618,559
1,802	TreeHouse Foods, Inc.[a]	110,535
20,380	Wal-Mart Stores, Inc.	1,155,954

	Total Consumer Staples	5,321,346

Energy (1.2%)
3,719	Alpha Natural Resources, Inc.[a]	89,405
4,210	Anadarko Petroleum Corporation	330,485
5,480	Apache Corporation	545,972
11,590	Arch Coal, Inc.	211,170
8,216	Baker Hughes, Inc.	476,446
7,430	Chevron Corporation	780,522
6,880	ConocoPhillips	479,192
18,083	ENSCO International plc ADR	898,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (10.5%)	Value
Energy (1.2%) - continued
2,700	Exxon Mobil Corporation	$210,843
5,600	Helix Energy Solutions Group, Inc.[a]	101,136
16,600	Marathon Oil Corporation	432,098
1,665	National Oilwell Varco, Inc.	118,764
1,500	Newfield Exploration Company[a]	60,390
1,720	Occidental Petroleum Corporation	159,857
3,546	Oil States International, Inc.[a]	246,837
18,875	Patriot Coal Corporation[a]	237,070
9,513	Peabody Energy Corporation	412,579
17,900	Petroleum Geo-Services ASA[a]	194,479
2,100	Southwestern Energy Company[a]	88,284
6,952	Swift Energy Company[a]	212,870
52,560	Weatherford International, Ltd.[a]	814,680

	Total Energy	7,101,081

Financials (1.3%)
5,410	ACE, Ltd.	390,332
2,576	Affiliated Managers Group, Inc.[a]	238,563
5,000	Aon Corporation	233,100
9,722	Citigroup, Inc.	307,118
700	CME Group, Inc.	192,892
5,955	Duke Realty Corporation	73,127
1,700	Endurance Specialty Holdings, Ltd.	63,240
4,875	Equity One, Inc.	83,606
38,700	Fifth Third Bancorp	464,787
1,590	Goldman Sachs Group, Inc.	174,184
5,180	HCC Insurance Holdings, Inc.	137,840
7,539	Host Hotels & Resorts, Inc.	107,582
466	IntercontinentalExchange, Inc.[a]	60,524
24,883	J.P. Morgan Chase & Company	864,933
13,790	KKR & Company, LP	185,889
2,373	Lazard, Ltd.	64,878
1,500	M&T Bank Corporation	114,165
4,030	MetLife, Inc.	141,695
3,600	NASDAQ OMX Group, Inc.[a]	90,180
2,000	Northern Trust Corporation	80,940
18,558	Ocwen Financial Corporation[a]	269,091
129,139	Popular, Inc.[a]	240,199
8,766	Principal Financial Group, Inc.	225,987
4,850	State Street Corporation	195,892
3,790	SVB Financial Group[a]	174,113
9,812	Texas Capital Bancshares, Inc.[a]	274,736
19,180	U.S. Bancorp	490,816
14,420	Unum Group	343,773
2,120	Vanguard REIT ETF	123,257
4,846	W.R. Berkley Corporation	168,689
31,340	Wells Fargo & Company	812,019
17,430	Zions Bancorporation	302,585

	Total Financials	7,690,732

Health Care (1.4%)
3,900	Abbott Laboratories	210,093
900	Alexion Pharmaceuticals, Inc.[a]	60,759
14,400	Align Technology, Inc.[a]	331,632
12,071	Amgen, Inc.	691,306
13,830	Baxter International, Inc.	760,373
992	C.R. Bard, Inc.	85,262
5,875	Covance, Inc.[a]	298,039
2,445	Coventry Health Care, Inc.[a]	77,775
5,980	Covidien plc	281,299
5,500	Eli Lilly and Company	204,380
7,400	Gilead Sciences, Inc.[a]	308,284

Shares	Common Stock (10.5%)	Value
Health Care (1.4%) - continued
11,631	Health Net, Inc.[a]	$323,226
7,440	Johnson & Johnson	479,062
5,555	McKesson Corporation	453,010
6,400	Merck & Company, Inc.	220,800
23,504	Mylan, Inc.[a]	459,973
46,497	Pfizer, Inc.	895,532
10,575	PSS World Medical, Inc.[a]	235,294
3,000	Thoratec Corporation[a]	109,530
7,001	United Therapeutics Corporation[a]	306,154
14,440	UnitedHealth Group, Inc.	692,976
857	Varian Medical Systems, Inc.[a]	50,323
1,398	Vertex Pharmaceuticals, Inc.[a]	55,347
800	Waters Corporation[a]	64,096
4,247	Zimmer Holdings, Inc.[a]	223,520

	Total Health Care	7,878,045

Industrials (1.2%)
2,600	3M Company	205,452
4,300	Boeing Company	282,897
3,650	Caterpillar, Inc.	344,779
1,993	Chicago Bridge and Iron Company	72,904
2,978	CSX Corporation	66,141
10,091	Deluxe Corporation	238,349
9,751	EMCOR Group, Inc.	244,458
1,649	Expeditors International of Washington, Inc.	75,194
9,403	FTI Consulting, Inc.[a]	370,572
7,100	GATX Corporation	269,658
4,900	General Dynamics Corporation	314,531
30,814	General Electric Company	514,902
9,359	Honeywell International, Inc.	490,412
37,696	Manitowoc Company, Inc.	417,672
1,200	Manpower, Inc.	51,768
4,304	Oshkosh Corporation[a]	89,781
6,057	Parker Hannifin Corporation	493,948
2,100	Precision Castparts Corporation	342,615
2,400	Republic Services, Inc.	68,304
10,565	Shaw Group, Inc.[a]	245,742
5,881	SPX Corporation	321,161
3,413	Teledyne Technologies, Inc.[a]	185,906
10,840	Textron, Inc.	210,513
1,900	Tyco International, Ltd.	86,545
4,591	Union Pacific Corporation	457,126
3,627	United Technologies Corporation	282,834
500	W.W. Grainger, Inc.	85,655
5,260	WESCO International, Inc.[a]	254,900

	Total Industrials	7,084,719

Information Technology (2.6%)
2,270	ADTRAN, Inc.	76,272
9,975	Akamai Technologies, Inc.[a]	268,726
1,400	Alliance Data Systems Corporation[a]	143,416
5,067	Apple, Inc.[a]	2,051,020
22,800	Atmel Corporation[a]	240,768
1,200	Baidu.com, Inc. ADR[a]	168,216
6,250	Broadcom Corporation[a]	225,562
19,090	Cisco Systems, Inc.	353,738
5,830	Cognizant Technology Solutions Corporation[a]	424,132
8,275	eBay, Inc.[a]	263,393
16,050	EMC Corporation[a]	393,386
1,923	F5 Networks, Inc.[a]	199,896
1,632	Google, Inc.[a]	967,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (10.5%)	Value
Information Technology (2.6%) - continued
11,700	Hewlett-Packard Company	$311,337
28,900	Intel Corporation	709,206
1,796	International Business Machines Corporation	331,595
2,469	Ixia[a]	27,974
4,004	Juniper Networks, Inc.[a]	97,978
2,200	Lam Research Corporation[a]	94,578
37,834	Microsoft Corporation	1,007,519
24,259	Monster Worldwide, Inc.[a]	223,911
17,602	NVIDIA Corporation[a]	260,510
39,180	Oracle Corporation	1,283,929
8,014	Plantronics, Inc.	267,748
8,759	Plexus Corporation[a]	225,106
10,100	QUALCOMM, Inc.	521,160
13,375	Quest Software, Inc.[a]	235,266
2,944	Red Hat, Inc.[a]	146,170
2,110	Salesforce.com, Inc.[a]	280,989
13,500	SuccessFactors, Inc.[a]	360,450
29,241	Teradyne, Inc.[a]	418,731
12,560	Texas Instruments, Inc.	385,969
16,092	TIBCO Software, Inc.[a]	464,898
5,607	ValueClick, Inc.[a]	98,683
8,200	VeriFone Systems, Inc.[a]	346,122
3,500	Visa, Inc.	326,410
3,403	VMware, Inc.[a]	332,643
9,567	Xilinx, Inc.	320,112

	Total Information Technology	14,854,707

Materials (0.3%)
1,449	Albemarle Corporation	77,217
1,400	CF Industries Holdings, Inc.	227,178
9,100	Dow Chemical Company	253,708
4,860	E.I. du Pont de Nemours and Company	233,620
15,751	Freeport-McMoRan Copper & Gold, Inc.	634,135
2,277	Sigma-Aldrich Corporation	149,098
2,348	Silgan Holdings, Inc.	88,144
6,715	Steel Dynamics, Inc.	83,871
300	Walter Energy, Inc.	22,695

	Total Materials	1,769,666

Telecommunications Services (0.1%)
8,900	AT&T, Inc.	260,859
8,283	Verizon Communications, Inc.	306,305

	Total Telecommunications Services	567,164

Utilities (0.3%)
4,700	CMS Energy Corporation	97,854
8,510	Exelon Corporation	377,759
13,520	NiSource, Inc.	298,657
6,604	NV Energy, Inc.	105,928
14,300	PNM Resources, Inc.	257,114
6,432	Southwest Gas Corporation	253,935
2,731	UGI Corporation	78,298

	Total Utilities	1,469,545

	Total Common Stock (cost $58,420,789)	61,016,801

Principal Amount	Short-Term Investments (8.1%)[f]	Value
	Federal Home Loan Bank Discount Notes
$15,000,000	0.023%, 11/16/2011[g]	$14,999,856
9,000,000	0.020%, 11/18/2011[g]	8,999,915
2,000,000	0.020%, 11/23/2011[g]	1,999,976
	Federal Home Loan Mortgage Corporation Discount Notes
7,000,000	0.030%, 1/9/2012[g]	6,999,597
3,000,000	0.030%, 1/17/2012[g]	2,999,807
	Federal National Mortgage Association Discount Notes
2,000,000	0.020%, 12/2/2011[g]	1,999,966
5,000,000	0.020%, 12/28/2011[g]	4,999,842
2,850,000	0.088%, 2/22/2012[g,h]	2,849,225
	U.S. Treasury Bills
1,400,000	0.045%, 2/9/2012[h]	1,399,826

	Total Short-Term Investments (at amortized cost)	47,248,010

	Total Investments (cost $574,026,900) 100.3%	$583,878,682

	Other Assets and Liabilities, Net (0.3%)	(1,799,250)

	Total Net Assets 100.0%	$582,079,432

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $4,558,163 or 0.8% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At October 31, 2011, $4,249,051 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$14,810,377
Gross unrealized depreciation	(9,105,742)

Net unrealized appreciation (depreciation)	$5,704,635

Cost for federal income tax purposes	$578,174,047

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	125,795,426	125,795,426	–	–
Fixed Income Mutual Funds	287,079,361	287,079,361	–	–

Long-Term Fixed Income
Asset-Backed Securities	5,375,464	–	5,375,464	–
Basic Materials	2,105,947	–	2,105,947	–
Capital Goods	466,911	–	466,911	–
Collateralized Mortgage Obligations	5,961,913	–	5,961,913	–
Commercial Mortgage-Backed Securities	11,756,930	–	11,756,930	–
Communications Services	2,925,825	–	2,925,825	–
Consumer Cyclical	1,885,190	–	1,885,190	–
Consumer Non-Cyclical	5,781,597	–	5,781,597	–
Energy	1,465,839	–	1,465,839	–
Financials	7,718,764	–	7,718,764	–
Mortgage-Backed Securities	10,968,385	–	10,968,385	–
Technology	146,300	–	146,300	–
Transportation	79,800	–	79,800	–
U.S. Government and Agencies	4,110,173	–	4,110,173	–
Utilities	1,990,046	–	1,990,046	–

Common Stock
Consumer Discretionary	7,279,796	7,279,796	–	–
Consumer Staples	5,321,346	5,321,346	–	–
Energy	7,101,081	6,906,602	194,479	–
Financials	7,690,732	7,690,732	–	–
Health Care	7,878,045	7,878,045	–	–
Industrials	7,084,719	7,084,719	–	–
Information Technology	14,854,707	14,854,707	–	–
Materials	1,769,666	1,769,666	–	–
Telecommunications Services	567,164	567,164	–	–
Utilities	1,469,545	1,469,545	–	–
Short-Term Investments	47,248,010	–	47,248,010	–
Total	$583,878,682	$473,697,109	$110,181,573	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,195,339	3,195,339	–	–
Total Asset Derivatives	$3,195,339	$3,195,339	$–	$–
Liability ‘Derivatives
Futures Contracts	514,719	514,719	–	–
Total Liability Derivatives	$514,719	$514,719	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(80)	December 2011	($17,634,756)	($17,622,500)	$12,256
5-Yr. U.S. Treasury Bond Futures	(235)	December 2011	(28,755,573)	(28,813,204)	(57,631)
10-Yr. U.S. Treasury Bond Futures	(20)	December 2011	(2,593,064)	(2,581,250)	11,814
Mini MSCI EAFE Index Futures	129	December 2011	9,150,055	9,551,805	401,750
Russell 2000 Index Mini-Futures	(52)	December 2011	(3,663,800)	(3,844,360)	(180,560)
S&P 400 Index Mini-Futures	(75)	December 2011	(6,369,223)	(6,645,751)	(276,528)
S&P 500 Index Mini-Futures	529	December 2011	30,274,466	33,043,985	2,769,519
Total Futures Contracts					$2,680,620

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,070
Total Interest Rate Contracts		24,070

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,171,269
Total Equity Contracts		3,171,269
Total Asset Derivatives		$3,195,339

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	457,088
Total Equity Contracts		457,088

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	57,631
Total Interest Rate Contracts		57,631
Total Liability Derivatives		$514,719

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,142,797)

Total Interest Rate Contracts		(2,142,797)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	729,481

Total Equity Contracts		729,481

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(1,462)

Total Foreign Exchange Contracts		(1,462)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	378,611

Total Credit Contracts		378,611
Total		($1,036,167)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(33,561)
Total Interest Rate Contracts		(33,561)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,872,581
Total Equity Contracts		1,872,581

Total		$1,839,020

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$40,387,464	7.2%	N/A	N/A	N/A	N/A
Interest Rate Contracts	29,644,687	5.3	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$2,725	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$4,765,062	0.8%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Natural Resources	$9,522,437	$274,439	$–	1,031,435	$10,592,836	$274,439
Partner Small Cap Value	8,767,282	99,694	–	615,493	9,349,338	99,694
Small Cap Stock	5,332,194	–	3,300,000	167,827	2,510,694	–
Partner Mid Cap Value	12,079,724	81,923	–	1,082,397	12,555,806	81,923
Mid Cap Stock	6,174,095	20,481	–	426,187	6,576,068	20,481
Partner Worldwide Allocation	22,306,437	312,391	–	4,344,713	36,234,910	312,391
Partner International Stock	16,795,766	663,925	1,000,000	–	–	663,925
Large Cap Growth	12,335,307	–	–	2,404,543	12,695,989	–
Large Cap Value	29,343,969	438,220	–	2,341,000	30,526,644	438,220
Large Cap Stock	6,447,145	56,830	6,000,000	29,494	633,535	56,830
Equity Income Plus	3,933,283	78,262	–	466,547	4,119,606	78,262
High Yield	22,030,631	4,268,390	3,028,547	4,797,259	22,643,063	1,721,911
Income	70,560,239	10,256,146	1,927,765	8,980,360	78,667,958	3,549,756
Government Bond	10,876,656	1,367,603	296,579	1,133,316	12,115,144	248,192
Limited Maturity Bond	160,527,930	20,149,922	4,596,979	14,004,290	173,653,196	4,157,760
Total Value and Income Earned	397,033,095				412,874,787	11,703,784

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (16.0%)
3,600	Aeropostale, Inc.[a]	$49,176
9,080	Ann, Inc.[a]	241,891
10,150	Asbury Automotive Group, Inc.[a]	189,297
14,130	BJ’s Restaurants, Inc.[a]	747,901
10,660	Body Central Corporation[a]	223,860
29,970	Bravo Brio Restaurant Group, Inc.[a]	582,317
42,050	Brunswick Corporation	742,603
4,110	Buffalo Wild Wings, Inc.[a]	272,164
5,710	Children’s Place Retail Stores, Inc.[a]	268,084
7,370	Cooper Tire & Rubber Company	105,612
5,930	Cracker Barrel Old Country Store, Inc.	251,373
49,900	Crocs, Inc.[a]	881,733
10,960	Deckers Outdoor Corporation[a]	1,263,030
3,140	DineEquity, Inc.[a]	147,454
17,230	DSW, Inc.	901,818
28,810	Express, Inc.	650,818
59,250	Finish Line, Inc.	1,190,925
34,050	Gaylord Entertainment Company[a,b]	796,429
26,370	GNC Holdings, Inc.[a,b]	652,658
4,830	Imax Corporation[a]	92,881
15,340	Jones Apparel Group, Inc.	171,348
3,965	Joseph A. Bank Clothiers, Inc.[a,b]	211,890
6,300	Krispy Kreme Doughnuts, Inc.[a]	44,478
3,370	Maidenform Brands, Inc.[a]	82,835
43,330	Meritage Homes Corporation[a]	769,107
5,520	Oxford Industries, Inc.	218,040
3,250	Polaris Industries, Inc.	205,855
76,900	Saks, Inc.[a,b]	812,833
104,420	Scientific Games Corporation[a]	907,410
11,600	Select Comfort Corporation[a]	240,932
8,010	Skullcandy, Inc.[a,b]	126,157
2,810	SodaStream International, Ltd.[a,b]	95,765
59,100	Sonic Automotive, Inc.[b]	866,997
26,750	Sotheby’s Holdings, Inc.	942,135
27,255	Steven Madden, Ltd.[a]	1,005,710
26,130	Tenneco, Inc.[a]	854,974
28,700	True Religion Apparel, Inc.[a]	973,504
3,760	Ulta Salon Cosmetics & Fragrance, Inc.[a]	253,010
6,450	Vitamin Shoppe, Inc.[a]	243,230
142,510	Wet Seal, Inc.[a]	597,117

	Total Consumer Discretionary	19,875,351

Consumer Staples (2.2%)
790	Boston Beer Company, Inc.[a,b]	69,899
25,760	Hain Celestial Group, Inc.[a]	864,506
8,630	TreeHouse Foods, Inc.[a]	529,364
34,200	United Natural Foods, Inc.[a]	1,248,642

	Total Consumer Staples	2,712,411

Energy (7.6%)
10,860	Basic Energy Services, Inc.[a]	199,172
11,190	Brigham Exploration Company[a]	407,484
37,210	Carrizo Oil & Gas, Inc.[a]	1,012,112
23,660	CVR Energy, Inc.[a]	585,822
14,750	Dril-Quip, Inc.[a]	960,225
32,340	Energy XXI, Ltd.[a]	949,826
5,850	GeoResources, Inc.[a]	155,259
36,330	Gulfport Energy Corporation[a]	1,131,316
12,810	James River Coal Company[a,b]	132,583
74,280	Key Energy Services, Inc.[a]	960,440

Shares	Common Stock (97.2%)	Value
Energy (7.6%) - continued
4,980	Kodiak Oil & Gas Corporation[a]	$34,412
5,690	Lufkin Industries, Inc.	336,222
49,530	Northern Oil and Gas, Inc.[a,b]	1,197,140
14,410	Rex Energy Corporation[a]	223,067
37,890	Swift Energy Company[a]	1,160,192

	Total Energy	9,445,272

Financials (8.2%)
21,340	Alterra Capital Holdings, Ltd.	462,651
28,280	Bank of the Ozarks, Inc.	703,324
39,140	DFC Global Corporation[a]	857,949
31,950	Extra Space Storage, Inc.	719,834
2,490	IBERIABANK Corporation	128,783
14,060	iShares Russell 2000 Growth Index Fund[b]	1,195,241
48,650	Knight Capital Group, Inc.[a]	607,638
39,620	LaSalle Hotel Properties	947,314
23,880	MarketAxess Holdings, Inc.	698,012
35,520	Ocwen Financial Corporation[a]	515,040
37,270	Oritani Financial Corporation	483,019
12,520	Signature Bank[a]	697,990
4,300	Sovran Self Storage, Inc.	190,060
55,350	Symetra Financial Corporation	513,094
25,130	Tanger Factory Outlet Centers, Inc.	707,661
22,420	Texas Capital Bancshares, Inc.[a]	627,760
10,090	Umpqua Holdings Corporation	115,531

	Total Financials	10,170,901

Health Care (18.4%)
15,770	Achillion Pharmaceuticals, Inc.[a]	99,982
4,240	Air Methods Corporation[a]	342,677
44,650	Akorn, Inc.[a]	401,404
5,360	AMERIGROUP Corporation[a]	298,177
70,870	ARIAD Pharmaceuticals, Inc.[a]	824,218
15,040	ArthroCare Corporation[a]	453,456
9,090	Aveo Pharmaceuticals, Inc.[a,b]	145,985
29,410	Catalyst Health Solutions, Inc.[a]	1,616,668
31,360	Cepheid, Inc.[a]	1,125,197
10,920	Chemed Corporation	648,211
4,240	Computer Programs and Systems, Inc.	216,537
21,380	Cubist Pharmaceuticals, Inc.[a]	808,378
7,680	Cyberonics, Inc.[a]	221,184
26,510	Healthsouth Corporation[a]	468,167
30,760	Healthspring, Inc.[a]	1,659,194
41,100	HMS Holdings Corporation[a]	1,004,484
28,350	Impax Laboratories, Inc.[a]	536,099
50,150	Incyte Corporation[a,b]	690,565
25,300	Ironwood Pharmaceuticals, Inc.[a]	344,080
24,760	Medicis Pharmaceutical Corporation	948,060
17,450	Medivation, Inc.[a]	299,791
8,760	Mednax, Inc.[a]	576,408
37,180	NxStage Medical, Inc.[a]	854,768
32,680	Onyx Pharmaceuticals, Inc.[a]	1,337,592
25,350	Optimer Pharmaceuticals, Inc.[a,b]	361,744
5,730	Orthofix International NVa	201,180
7,720	PAREXEL International Corporation[a]	170,072
26,480	PSS World Medical, Inc.[a]	589,180
2,900	QLT, Inc.[a]	20,184
27,860	Quality Systems, Inc.[b]	1,084,033
40,190	Questcor Pharmaceuticals, Inc.[a]	1,632,116
18,210	Salix Pharmaceuticals, Ltd.[a]	623,784

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (97.2%)	Value
Health Care (18.4%) - continued
15,030	Sirona Dental Systems, Inc.[a]	$719,937
7,310	SXC Health Solutions Corporation[a]	342,254
4,870	Universal American Corporation	56,005
17,250	Volcano Corporation[a]	430,042
16,490	Wellcare Health Plans, Inc.[a]	808,175

	Total Health Care	22,959,988

Industrials (18.1%)
44,350	Actuant Corporation	997,875
15,460	Alaska Air Group, Inc.[a]	1,028,554
69,430	Avis Budget Group, Inc.[a]	978,963
27,540	Belden, Inc.	888,991
16,380	Chart Industries, Inc.[a]	925,634
31,190	Clean Harbors, Inc.[a]	1,817,441
20,700	Copa Holdings SA	1,429,749
7,720	EnPro Industries, Inc.[a]	265,877
3,840	ESCO Technologies, Inc.	117,389
30,000	Genesee & Wyoming, Inc.[a]	1,776,300
72,090	GrafTech International, Ltd.[a]	1,132,534
15,860	Greenbrier Companies, Inc.[a]	295,155
13,650	Healthcare Services Group, Inc.	236,827
8,780	Heico Corporation[b]	500,636
21,690	Herman Miller, Inc.	447,898
44,690	Hexcel Corporation[a]	1,104,290
35,110	Hub Group, Inc.[a]	1,097,539
10,110	Huron Consulting Group, Inc.[a]	364,061
6,590	Kforce, Inc.[a]	84,088
3,830	Middleby Corporation[a]	322,792
20,780	Old Dominion Freight Line, Inc.[a]	759,925
16,140	Polypore International, Inc.[a]	846,543
1,980	RBC Bearings, Inc.[a]	80,190
5,511	Robbins & Myers, Inc.	246,287
7,660	Titan International, Inc.	172,350
26,560	Triumph Group, Inc.	1,543,136
65,450	TrueBlue, Inc.[a]	865,249
20,420	WESCO International, Inc.[a]	989,553
35,180	Woodward, Inc.	1,191,898

	Total Industrials	22,507,724

Information Technology (22.7%)
30,100	ADTRAN, Inc.	1,011,360
16,540	Ancestry.com, Inc.[a,b]	376,616
18,130	Anixter International, Inc.[a]	1,064,050
6,500	ANSYS, Inc.[a]	353,340
42,050	Ariba, Inc.[a]	1,332,144
10,670	Bottomline Technologies, Inc.[a]	259,174
25,030	Broadsoft, Inc.[a,b]	901,080
40,340	Cavium, Inc.[a]	1,318,714
34,490	Ceva, Inc.[a]	1,071,604
81,870	Cirrus Logic, Inc.[a]	1,362,317
3,830	Coherent, Inc.[a]	195,215
16,480	Concur Technologies, Inc.[a]	766,650
13,340	Electronics for Imaging, Inc.[a]	200,100
55,750	Fairchild Semiconductor International, Inc.[a]	834,577
39,540	Finisar Corporation[a]	810,175
17,880	GSI Group, Inc.[a]	174,688
33,550	Heartland Payment Systems, Inc.	730,048
1,390	Hittite Microwave Corporation[a]	73,114
8,560	InterDigital, Inc.[b]	371,932
19,610	J2 Global Communication, Inc.	603,596
21,470	Jack Henry & Associates, Inc.	695,843
9,300	Kenexa Corporation[a]	212,691
39,350	NETGEAR, Inc.[a]	1,395,351

Shares	Common Stock (97.2%)	Value
Information Technology (22.7%) - continued
44,590	OmniVision Technologies, Inc.[a]	$727,263
10,930	OpenTable, Inc.[a,b]	479,390
2,400	Opnet Technologies, Inc.	104,976
18,330	Plexus Corporation[a]	471,081
19,820	Power Integrations, Inc.	706,187
37,950	QLIK Technologies, Inc.[a]	1,084,231
21,590	RightNow Technologies, Inc.[a]	928,586
8,190	Rofin-Sinar Technologies, Inc.[a]	212,940
82,560	Sapient Corporation	1,020,441
36,000	Semtech Corporation[a]	879,120
48,510	SuccessFactors, Inc.[a]	1,295,217
32,040	Synchronoss Technologies, Inc.[a,b]	963,122
48,520	Taleo Corporation[a]	1,572,048
54,190	Teradyne, Inc.[a]	776,001
28,780	Ultratech, Inc.[a]	627,404
7,300	VeriFone Systems, Inc.[a]	308,133

	Total Information Technology	28,270,519

Materials (3.5%)
27,170	Allied Nevada Gold Corporation[a]	1,031,917
53,600	Century Aluminum Company[a]	598,176
2,810	Domtar Corporation	230,167
9,640	KapStone Paper and Packaging Corporation[a]	158,096
85,340	Louisiana-Pacific Corporation[a]	567,511
10,950	LSB Industries, Inc.[a]	387,959
10,890	Noranda Aluminum Holding Corporation[a]	100,841
10,390	Rock-Tenn Company	614,984
87,270	Thompson Creek Metals Company, Inc.[a]	622,235

	Total Materials	4,311,886

Telecommunications Services (0.5%)
36,700	Cogent Communications Group, Inc.[a]	589,035

	Total Telecommunications Services	589,035

Utilities (<0.1%)
3,600	Artesian Resources Corporation[b]	65,520

	Total Utilities	65,520

	Total Common Stock (cost $105,273,610)	120,908,607

Shares	Collateral Held for Securities Loaned (9.0%)	Value
11,198,490	Thrivent Financial Securities Lending Trust	11,198,490

	Total Collateral Held for Securities Loaned (cost $11,198,490)	11,198,490

	Total Investments (cost $116,472,100) 106.2%	$132,107,097

	Other Assets and Liabilities, Net (6.2%)	(7,701,304)

	Total Net Assets 100.0%	$124,405,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2011

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$19,110,921
Gross unrealized depreciation	(4,316,093)

Net unrealized appreciation (depreciation)	$14,794,828

Cost for federal income tax purposes	$117,312,269

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	19,875,351	19,875,351	–	–
Consumer Staples	2,712,411	2,712,411	–	–
Energy	9,445,272	9,445,272	–	–
Financials	10,170,901	10,170,901	–	–
Health Care	22,959,988	22,959,988	–	–
Industrials	22,507,724	22,507,724	–	–
Information Technology	28,270,519	28,270,519	–	–
Materials	4,311,886	4,311,886	–	–
Telecommunications Services	589,035	589,035	–	–
Utilities	65,520	65,520	–	–
Collateral Held for Securities Loaned	11,198,490	11,198,490	–	–
Total	$132,107,097	$132,107,097	$–	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$16,835,133	$82,823,533	$88,460,176	11,198,490	$11,198,490	$79,373
Total Value and Income Earned	16,835,133				11,198,490	79,373

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (13.2%)
184,000	Aaron’s, Inc.	$4,923,840
27,000	Ascent Capital Group, Inc., LLC[a]	1,228,230
26,800	Brunswick Corporation	473,288
46,000	CSS Industries, Inc.	969,680
52,000	Dorman Products, Inc.[a]	1,981,720
88,000	Drew Industries, Inc.	2,114,640
53,000	Ethan Allen Interiors, Inc.[b]	1,049,400
75,000	Fred’s, Inc.[b]	914,250
84,700	Haverty Furniture Companies, Inc.	984,214
36,400	Hooker Furniture Corporation	353,080
59,300	M/I Homes, Inc.[a]	442,971
78,100	MarineMax, Inc.[a]	635,734
49,200	Matthews International Corporation	1,728,888
65,500	Men’s Wearhouse, Inc.	2,022,640
93,000	Meritage Homes Corporation[a]	1,650,750
167,000	Orient-Express Hotels, Ltd.[a]	1,424,510
252,700	Sealy Corporation[a,b]	391,685
129,000	Shiloh Industries, Inc.[a]	1,019,100
57,000	Stanley Furniture Company, Inc.[a]	176,130
143,700	Stein Mart, Inc.	1,041,825
56,000	Steven Madden, Ltd.[a]	2,066,400
65,100	Winnebago Industries, Inc.[a,b]	529,914

	Total Consumer Discretionary	28,122,889

Consumer Staples (0.6%)
216,400	Alliance One International, Inc.[a]	577,788
24,700	Nash Finch Company	650,104

	Total Consumer Staples	1,227,892

Energy (4.8%)
7,600	Atwood Oceanics, Inc.[a]	324,824
7,600	Carbo Ceramics, Inc.[b]	1,032,460
80,200	Cloud Peak Energy, Inc.[a]	1,840,590
54,000	Forest Oil Corporation[a]	629,640
76,000	Gulf Island Fabrication, Inc.	2,116,600
121,300	Hercules Offshore, Inc.[a]	459,727
33,074	Lone Pine Resources, Inc.[a]	249,047
66,200	Penn Virginia Corporation	403,158
42,700	Swift Energy Company[a]	1,307,474
155,500	Tetra Technologies, Inc.[a]	1,477,250
38,500	Venoco, Inc.[a]	374,990

	Total Energy	10,215,760

Financials (22.2%)
76,000	Alterra Capital Holdings, Ltd.	1,647,680
173,000	Ares Capital Corporation	2,676,310
164,000	CBL & Associates Properties, Inc.	2,522,320
113,900	Cedar Shopping Centers, Inc.	418,013
60,100	Columbia Banking System, Inc.	1,146,107
30,400	Compass Diversified Trust[b]	397,024
73,200	Cousins Properties, Inc.	480,192
96,300	East West Bancorp, Inc.	1,874,961
42,300	Employers Holdings, Inc.	686,106
32,900	First Opportunity Fund, Inc.[a]	205,625
66,800	First Potomac Realty Trust	949,228
86,400	Glacier Bancorp, Inc.[b]	980,640
67,000	Hatteras Financial Corporation	1,721,900
113,000	Hercules Technology Growth Capital, Inc.	1,093,840
71,000	Home Bancshares, Inc.	1,664,950
2,000	iShares Russell 2000 Value Index Fund	130,560

Shares	Common Stock (97.7%)	Value
Financials (22.2%) - continued
50,100	JMP Group, Inc.	$371,742
50,800	Kilroy Realty Corporation	1,863,852
226,200	Kite Realty Group Trust	934,206
73,700	LaSalle Hotel Properties	1,762,167
3,300	Markel Corporation[a]	1,275,450
92,000	Meadowbrook Insurance Group, Inc.	953,120
65,000	National Interstate Corporation	1,729,000
38,000	Pebblebrook Hotel Trust	723,140
155,000	PennantPark Investment Corporation[b]	1,661,600
22,000	Piper Jaffray Companies[a]	456,720
38,000	Potlatch Corporation	1,234,240
62,000	ProAssurance Corporation	4,746,100
135,000	Redwood Trust, Inc.	1,568,700
110,000	Safeguard Scientifics, Inc.[a]	1,860,100
100,000	Sandy Spring Bancorp, Inc.	1,701,000
45,800	SeaBright Holdings, Inc.	328,844
46,000	SVB Financial Group[a]	2,113,240
258,000	Western Alliance Bancorp[a]	1,677,000
54,200	Wintrust Financial Corporation[b]	1,565,296

	Total Financials	47,120,973

Health Care (5.1%)
33,900	Angiodynamics, Inc.[a]	522,399
5,900	Atrion Corporation	1,327,500
66,000	Infinity Pharmaceuticals, Inc.[a,b]	499,620
740,000	Lexicon Pharmaceuticals, Inc.[a,b]	895,400
31,000	National Healthcare Corporation	1,187,610
96,500	Owens & Minor, Inc.	2,887,280
79,000	Triple-S Management Corporation[a]	1,501,000
53,500	West Pharmaceutical Services, Inc.	2,079,545

	Total Health Care	10,900,354

Industrials (26.2%)
49,300	A.O. Smith Corporation	1,831,988
82,000	Aegion Corporation[a]	1,212,780
31,700	Alaska Air Group, Inc.[a]	2,109,001
33,700	Applied Industrial Technologies, Inc.	1,132,994
19,400	Astec Industries, Inc.[a]	645,050
129,000	Beacon Roofing Supply, Inc.[a,b]	2,377,470
49,100	Belden, Inc.	1,584,948
22,300	Cascade Corporation	961,130
17,000	Circor International, Inc.	591,940
29,500	Colfax Corporation[a,b]	745,170
76,000	Comfort Systems USA, Inc.	836,000
31,000	Courier Corporation	269,390
59,000	Dolan Company[a]	516,250
15,000	Franklin Electric Company, Inc.	688,800
21,600	FTI Consulting, Inc.[a,b]	851,256
53,900	G & K Services, Inc.	1,636,404
74,200	Genesee & Wyoming, Inc.[a]	4,393,382
94,000	Gibraltar Industries, Inc.[a]	1,049,040
99,000	Greenbrier Companies, Inc.[a]	1,842,390
56,000	Hub Group, Inc.[a]	1,750,560
47,500	IDEX Corporation	1,683,875
42,800	Kaman Corporation	1,423,100
84,000	Kforce, Inc.[a]	1,071,840
73,800	Kirby Corporation[a]	4,541,652
47,900	Kratos Defense & Security Solutions, Inc.[a,b]	303,207
98,500	McGrath Rentcorp	2,631,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (97.7%)	Value
Industrials (26.2%) - continued
35,500	Mine Safety Appliances Company	$1,191,025
105,000	Navigant Consulting, Inc.[a]	1,189,650
51,900	Nordson Corporation	2,406,603
23,200	Quanex Building Products Corporation	342,200
12,100	RBC Bearings, Inc.[a]	490,050
62,000	Robbins & Myers, Inc.	2,770,780
84,000	SkyWest, Inc.	1,126,440
25,000	Sterling Construction Company, Inc.[a]	311,250
38,000	Sun Hydraulics Corporation	1,092,880
30,500	Universal Forest Products, Inc.	856,135
70,600	Universal Truckload Services, Inc.	1,095,712
81,700	Vitran Corporation, Inc.[a]	396,245
57,000	Waste Connections, Inc.	1,940,850
57,000	Woodward, Inc.	1,931,160

	Total Industrials	55,822,517

Information Technology (10.3%)
61,200	Accelrys, Inc.[a]	405,756
120,000	Advanced Energy Industries, Inc.[a]	1,120,800
31,500	ATMI, Inc.[a]	642,600
120,000	Brooks Automation, Inc.	1,254,000
23,500	Cabot Microelectronics Corporation[a]	905,220
57,500	Cognex Corporation	1,948,675
52,700	Cohu, Inc.	584,443
109,500	Electro Rent Corporation	1,759,665
33,000	Electro Scientific Industries, Inc.[a]	405,570
65,000	Intevac, Inc.[a]	523,250
55,600	Ixia[a]	629,948
15,000	Littelfuse, Inc.	734,400
79,000	Methode Electronics, Inc.	733,910
102,900	Monotype Imaging Holdings, Inc.[a]	1,396,353
100,100	Progress Software Corporation[a]	2,108,106
135,600	ShoreTel, Inc.[a]	793,260
277,600	Sonus Networks, Inc.[a,b]	735,640
24,000	Standard Microsystems Corporation[a]	594,240
71,100	StarTek, Inc.[a]	167,085
58,700	Synnex Corporation[a]	1,694,669
66,000	Teradyne, Inc.[a]	945,120
59,300	Xyratex, Ltd.	808,852
68,000	Zygo Corporation[a]	1,043,120

	Total Information Technology	21,934,682

Materials (9.2%)
34,300	AMCOL International Corporation	1,035,517
69,000	AptarGroup, Inc.	3,309,930
22,700	Carpenter Technology Corporation	1,287,544
79,400	Clearwater Paper Corporation[a]	2,630,522
52,500	Franco-Nevada Corporation	2,079,881
18,600	Haynes International, Inc.	1,087,914
77,500	Innospec, Inc.[a]	2,340,500
20,800	Minerals Technologies, Inc.	1,140,672
104,000	Myers Industries, Inc.	1,270,880
236,000	North American Palladium, Ltd.[a,b]	785,880
28,600	Schnitzer Steel Industries, Inc.	1,338,480
165,000	Wausau Paper Corporation	1,237,500

	Total Materials	19,545,220

Shares	Common Stock (97.7%)	Value
Telecommunications Services (0.4%)
84,000	Premiere Global Services, Inc.[a]	$761,040

	Total Telecommunications Services	761,040

Utilities (5.7%)
34,900	Black Hills Corporation[b]	1,176,479
87,500	Cleco Corporation	3,226,125
71,700	El Paso Electric Company	2,296,551
46,600	NorthWestern Corporation	1,605,370
27,000	PNM Resources, Inc.	485,460
57,200	Southwest Gas Corporation	2,258,256
39,500	Vectren Corporation	1,121,010

	Total Utilities	12,169,251

	Total Common Stock (cost $170,691,168)	207,820,578

Shares	Preferred Stock (0.7%)	Value
Financials (0.5%)
705	East West Bancorp, Inc.[c]	1,008,150

	Total Financials	1,008,150

Health Care (0.2%)
37,800	National Healthcare Corporation, Convertible[c]	502,740

	Total Health Care	502,740

	Total Preferred Stock (cost $1,186,284)	1,510,890

Shares	Collateral Held for Securities Loaned (5.7%)	Value
12,183,249	Thrivent Financial Securities Lending Trust	12,183,249

	Total Collateral Held for Securities Loaned (cost $12,183,249)	12,183,249

Principal Amount	Short-Term Investments (1.0%)[d]	Value
	Federal National Mortgage Association Discount Notes
$2,000,000	0.020%, 12/21/2011[e]	1,999,944

	Total Short-Term Investments (at amortized cost)	1,999,944

	Total Investments (cost $186,060,645) 105.1%	$223,514,661

	Other Assets and Liabilities, Net (5.1%)	(10,806,353)

	Total Net Assets 100.0%	$212,708,308

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2011

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$54,056,205
Gross unrealized depreciation	(17,736,141)

Net unrealized appreciation (depreciation)	$36,320,064

Cost for federal income tax purposes	$187,194,597

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	28,122,889	28,122,889	–	–
Consumer Staples	1,227,892	1,227,892	–	–
Energy	10,215,760	10,215,760	–	–
Financials	47,120,973	47,120,973	–	–
Health Care	10,900,354	10,900,354	–	–
Industrials	55,822,517	55,822,517	–	–
Information Technology	21,934,682	21,934,682	–	–
Materials	19,545,220	17,465,339	2,079,881	–
Telecommunications Services	761,040	761,040	–	–
Utilities	12,169,251	12,169,251	–	–

Preferred Stock
Financials	1,008,150	–	1,008,150	–
Health Care	502,740	502,740	–	–
Collateral Held for Securities Loaned	12,183,249	12,183,249	–	–
Short-Term Investments	1,999,944	–	1,999,944	–
Total	$223,514,661	$218,426,686	$5,087,975	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(151)

Total Foreign Exchange Contracts		(151)

Total		($151)

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$106	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earmed November 1, 2010 - October 31, 2011
Thrivent Financial
Securities Lending Trust	$12,796,600	$97,287,905	$97,901,256	12,183,249	$12,183,249	$23,086
Total Value and Income Earned	12,796,600				12,183,249	23,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (86.7%)	Value
Consumer Discretionary (12.2%)
137,000	Big Lots, Inc.[a]	$5,163,530
76,291	Buffalo Wild Wings, Inc.[a]	5,051,990
14,800	DreamWorks Animation SKG, Inc.[a,b]	274,540
21,400	Finish Line, Inc.	430,140
262,807	Foot Locker, Inc.	5,744,961
75,200	Knology, Inc.[a]	1,077,616
112,100	Life Time Fitness, Inc.[a]	4,834,873
8,000	Penn National Gaming, Inc.[a]	288,000
528,780	Pier 1 Imports, Inc.[a]	6,615,038
119,050	Signet Jewelers, Ltd.	5,132,245
23,700	Toll Brothers, Inc.[a]	413,328

	Total Consumer Discretionary	35,026,261

Consumer Staples (4.8%)
139,892	Corn Products International, Inc.	6,784,762
78,924	Herbalife, Ltd.	4,921,701
32,100	TreeHouse Foods, Inc.[a]	1,969,014

	Total Consumer Staples	13,675,477

Energy (8.5%)
247,022	Arch Coal, Inc.	4,500,741
10,600	Helix Energy Solutions Group, Inc.[a]	191,436
75,305	Oil States International, Inc.[a]	5,241,981
402,422	Patriot Coal Corporation[a,b]	5,054,420
381,837	Petroleum Geo-Services ASA[a]	4,148,572
147,808	Swift Energy Company[a]	4,525,881
50,900	Tesco Corporation[a]	787,423

	Total Energy	24,450,454

Financials (10.4%)
55,032	Affiliated Managers Group, Inc.[a]	5,096,514
87,000	Hercules Technology Growth Capital, Inc.	842,160
56,265	Nara Bancorp, Inc.[a]	477,127
395,074	Ocwen Financial Corporation[a]	5,728,573
2,754,190	Popular, Inc.[a]	5,122,794
85,500	Solar Capital, Ltd.	1,898,100
209,498	Texas Capital Bancshares, Inc.[a]	5,865,944
268,937	Zions Bancorporation	4,668,746

	Total Financials	29,699,958

Health Care (9.7%)
307,700	Align Technology, Inc.[a]	7,086,331
99,518	Covance, Inc.[a]	5,048,548
190,882	Health Net, Inc.[a]	5,304,611
226,503	PSS World Medical, Inc.[a]	5,039,692
121,438	United Therapeutics Corporation[a]	5,310,483

	Total Health Care	27,789,665

Industrials (15.4%)
3,900	Alaska Air Group, Inc.[a]	259,467
214,277	Deluxe Corporation	5,061,223
207,111	EMCOR Group, Inc.	5,192,273
159,029	FTI Consulting, Inc.[a,b]	6,267,333
151,100	GATX Corporation	5,738,778
12,800	Hub Group, Inc.[a]	400,128
10,840	Huron Consulting Group, Inc.[a]	390,348
16,500	Kforce, Inc.[a]	210,540
27,900	Landstar System, Inc.	1,245,177
577,532	Manitowoc Company, Inc.	6,399,055
54,900	Navigant Consulting, Inc.[a]	622,017
25,200	Old Dominion Freight Line, Inc.[a]	921,564

Shares	Common Stock (86.7%)	Value
Industrials (15.4%) - continued
225,235	Shaw Group, Inc.[a]	$5,238,966
47,400	Steelcase, Inc.	351,234
67,996	Teledyne Technologies, Inc.[a]	3,703,742
9,500	UTI Worldwide, Inc.	138,795
58,100	Waste Connections, Inc.	1,978,305

	Total Industrials	44,118,945

Information Technology (17.8%)
47,028	ADTRAN, Inc.	1,580,141
485,600	Atmel Corporation[a]	5,127,936
51,190	Ixia[a]	579,983
516,459	Monster Worldwide, Inc.[a]	4,766,916
171,636	Plantronics, Inc.	5,734,359
185,858	Plexus Corporation[a]	4,776,550
285,527	Quest Software, Inc.[a]	5,022,420
239,000	SuccessFactors, Inc.[a,b]	6,381,300
399,850	Teradyne, Inc.[a]	5,725,852
211,483	TIBCO Software, Inc.[a]	6,109,744
120,700	VeriFone Systems, Inc.[a]	5,094,747

	Total Information Technology	50,899,948

Materials (1.2%)
16,100	Packaging Corporation of America	419,888
35,200	Pan American Silver Corporation	984,192
30,000	Reliance Steel & Aluminum Company	1,325,700
7,900	Walter Energy, Inc.	597,635

	Total Materials	3,327,415

Telecommunications Services (0.5%)
80,900	NTELOS Holdings Corporation	1,538,718

	Total Telecommunications Services	1,538,718

Utilities (6.2%)
28,400	AGL Resources, Inc.	1,191,096
42,700	Avista Corporation	1,086,715
52,800	Cleco Corporation	1,946,736
14,700	IDACORP, Inc.	593,586
14,359	Laclede Group, Inc.	576,083
15,000	NV Energy, Inc.	240,600
304,900	PNM Resources, Inc.	5,482,102
137,291	Southwest Gas Corporation	5,420,249
51,100	Westar Energy, Inc.	1,392,986

	Total Utilities	17,930,153

	Total Common Stock (cost $245,628,547)	248,456,994

Shares	Collateral Held for Securities Loaned (1.9%)	Value
5,560,875	Thrivent Financial Securities Lending Trust	5,560,875

	Total Collateral Held for Securities Loaned (cost $5,560,875)	5,560,875

Principal Amount	Short-Term Investments (12.4%)[c]	Value
	Federal Home Loan Bank Discount Notes
$7,000,000	0.020%, 11/16/2011[d]	6,999,942
4,000,000	0.015%, 12/7/2011[d]	3,999,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Short-Term Investments (12.4%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
$5,000,000	0.035%, 11/14/2011[d]	$4,999,937
5,000,000	0.030%, 12/6/2011[d]	4,999,854
10,000,000	0.030%, 1/23/2012[d]	9,999,308
	Federal National Mortgage Association Discount Notes
2,000,000	0.020%, 12/2/2011[d]	1,999,966
800,000	0.088%, 2/22/2012[d,e]	799,781
	U.S. Treasury Bills
1,600,000	0.045%, 2/9/2012[e]	1,599,801
	Total Short-Term Investments (at amortized cost)	35,398,529
	Total Investments (cost $286,587,951) 101.0%	$289,416,398
	Other Assets and Liabilities, Net (1.0%)	(2,801,923)
	Total Net Assets 100.0%	$286,614,475
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At October 31, 2011, $2,399,582 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$25,343,024
Gross unrealized depreciation	(22,612,671)

Net unrealized appreciation (depreciation)	$2,730,353

Cost for federal income tax purposes	$286,686,045

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	35,026,261	35,026,261	–	–
Consumer Staples	13,675,477	13,675,477	–	–
Energy	24,450,454	20,301,882	4,148,572	–
Financials	29,699,958	29,699,958	–	–
Health Care	27,789,665	27,789,665	–	–
Industrials	44,118,945	44,118,945	–	–
Information Technology	50,899,948	50,899,948	–	–
Materials	3,327,415	3,327,415	–	–
Telecommunications Services	1,538,718	1,538,718	–	–
Utilities	17,930,153	17,930,153	–	–
Collateral Held for Securities Loaned	5,560,875	5,560,875	–	–
Short-Term Investments	35,398,529	–	35,398,529	–
Total	$289,416,398	$249,869,297	$39,547,101	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives Futures Contracts	1,081,444	1,081,444	–	–
Total Asset Derivatives	$1,081,444	$1,081,444	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	314	December 2011	$22,132,576	$23,214,020	$1,081,444
Total Futures Contracts					$1,081,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,081,444
Total Equity Contracts		1,081,444
Total Asset Derivatives		$1,081,444

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	433,805

Total Equity Contracts		433,805

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(30,531)

Total Foreign Exchange Contracts		(30,531)

Total		$403,274

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	659,936
Total Equity Contracts		659,936

Total		$659,936

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$21,703,774	6.8%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$58,999	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$21,723,500	$166,423,738	$182,586,363	5,560,875	$5,560,875	$66,649
Total Value and Income Earned	21,723,500				5,560,875	66,649

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (94.1%)	Value
Consumer Discretionary (14.8%)
82,300	Abercrombie & Fitch Company[a]	$6,123,120
40,000	BorgWarner, Inc.[a,b]	3,059,600
59,600	Darden Restaurants, Inc.	2,853,648
27,900	Deckers Outdoor Corporation[b]	3,215,196
151,250	Discovery Communications, Inc.[b]	6,573,325
111,200	Dollar Tree, Inc.[b]	8,891,552
126,300	Limited Brands, Inc.	5,394,273
64,100	O’Reilly Automotive, Inc.[b]	4,874,805
121,700	PetSmart, Inc.	5,713,815
68,200	Tractor Supply Company	4,838,108
38,500	VF Corporation	5,321,470
30,500	Williams-Sonoma, Inc.	1,144,970

	Total Consumer Discretionary	58,003,882

Consumer Staples (5.0%)
54,700	Clorox Company	3,661,618
78,400	Corn Products International, Inc.	3,802,400
90,800	H.J. Heinz Company	4,852,352
101,599	Whole Foods Market, Inc.	7,327,320

	Total Consumer Staples	19,643,690

Energy (8.4%)
143,060	Brigham Exploration Company[b]	5,209,530
22,800	Concho Resources, Inc.[b]	2,159,616
87,100	ENSCO International plc ADR	4,325,386
280,793	Helix Energy Solutions Group, Inc.[b]	5,071,122
71,500	Oil States International, Inc.[b]	4,977,115
106,000	Peabody Energy Corporation	4,597,220
29,800	Range Resources Corporation	2,051,432
290,900	Weatherford International, Ltd.[b]	4,508,950

	Total Energy	32,900,371

Financials (5.6%)
58,100	Affiliated Managers Group, Inc.[b]	5,380,641
256,000	Discover Financial Services	6,031,360
34,400	IntercontinentalExchange, Inc.[b]	4,467,872
79,392	MSCI, Inc.[b]	2,650,899
205,100	TD Ameritrade Holding Corporation	3,441,578

	Total Financials	21,972,350

Health Care (8.5%)
72,900	Alexion Pharmaceuticals, Inc.[b]	4,921,479
123,300	AmerisourceBergen Corporation	5,030,640
41,300	C.R. Bard, Inc.	3,549,735
113,300	CIGNA Corporation	5,023,722
41,900	Onyx Pharmaceuticals, Inc.[b]	1,714,967
38,500	Shire Pharmaceuticals Group plc ADR	3,630,550
53,176	SXC Health Solutions Corporation[a,b]	2,489,700
101,300	Watson Pharmaceuticals, Inc.[b]	6,803,308

	Total Health Care	33,164,101

Industrials (15.8%)
191,800	BE Aerospace, Inc.[b]	7,236,614
34,300	C.H. Robinson Worldwide, Inc.	2,381,449
158,911	Chicago Bridge and Iron Company	5,812,964
135,900	Delta Air Lines, Inc.[b]	1,157,868
128,240	Expeditors International of Washington, Inc.	5,847,744
20,700	Flowserve Corporation	1,918,683

Shares	Common Stock (94.1%)	Value
Industrials (15.8%) - continued
151,800	JB Hunt Transport Services, Inc.	$6,422,658
117,300	Kansas City Southern, Inc.[b]	7,409,841
107,500	Pentair, Inc.	3,864,625
30,600	Precision Castparts Corporation	4,992,390
86,000	Roper Industries, Inc.	6,974,600
50,500	SPX Corporation	2,757,805
58,600	Stericycle, Inc.[b]	4,897,788

	Total Industrials	61,675,029

Information Technology (27.7%)
112,974	Akamai Technologies, Inc.[b]	3,043,520
37,900	Altera Corporation	1,437,168
96,000	ANSYS, Inc.[b]	5,218,560
431,200	Atmel Corporation[b]	4,553,472
139,700	Broadcom Corporation[b]	5,041,773
243,400	Electronic Arts, Inc.[b]	5,683,390
80,000	F5 Networks, Inc.[b]	8,316,000
113,600	Fortinet, Inc.[b]	2,619,616
151,600	Lam Research Corporation[b]	6,517,284
330,500	Marvell Technology Group, Ltd.[b]	4,623,695
51,200	Mercadolibre, Inc.[a]	3,338,240
87,800	NetApp, Inc.[b]	3,596,288
147,796	Netlogic Microsystems, Inc.[b]	7,271,563
60,400	Nice Systems, Ltd. ADR[b]	2,159,904
258,519	Nuance Communications, Inc.[b]	6,845,583
353,500	NVIDIA Corporation[b]	5,231,800
144,584	Polycom, Inc.[b]	2,389,974
133,600	Red Hat, Inc.[b]	6,633,240
149,000	SuccessFactors, Inc.[a,b]	3,978,300
191,600	Symantec Corporation[b]	3,259,116
163,900	Teradata Corporation[b]	9,778,274
108,140	VeriFone Systems, Inc.[b]	4,564,589
59,200	Xilinx, Inc.	1,980,832

	Total Information Technology	108,082,181

Materials (6.1%)
143,400	Celanese Corporation	6,245,070
64,200	Newmont Mining Corporation	4,290,486
144,100	Pan American Silver Corporation	4,029,036
113,500	Silver Wheaton Corporation	3,927,100
69,300	Walter Energy, Inc.	5,242,545

	Total Materials	23,734,237

Telecommunications Services (2.2%)
48,302	NII Holdings, Inc.[b]	1,136,546
69,000	SBA Communications Corporation[b]	2,628,210
266,300	TW Telecom, Inc.[b]	4,926,550

	Total Telecommunications Services	8,691,306

	Total Common Stock (cost $277,943,831)	367,867,147

Shares	Collateral Held for Securities Loaned (2.3%)	Value
8,790,050	Thrivent Financial Securities Lending Trust	8,790,050

	Total Collateral Held for Securities Loaned (cost $8,790,050)	8,790,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Short-Term Investments (5.4%)[c]	Value
	Federal Home Loan Bank Discount Notes
$3,000,000	0.025%, 11/14/2011[d]	$2,999,973
2,000,000	0.025%, 11/18/2011[d]	1,999,976
	Federal National Mortgage Association Discount Notes
10,000,000	0.020%, 12/21/2011[d]	9,999,722
	Straight-A Funding, LLC
6,000,000	0.130%, 11/16/2011[d,e]	5,999,675

	Total Short-Term Investments (at amortized cost)	20,999,346

	Total Investments (cost $307,733,227) 101.8%	$397,656,543

	Other Assets and Liabilities, Net (1.8%)	(6,880,499)

	Total Net Assets 100.0%	$390,776,044

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $5,999,675 or 1.5% of total net assets.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$90,996,027
Gross unrealized depreciation	(1,600,380)

Net unrealized appreciation (depreciation)	$89,395,647

Cost for federal income tax purposes	$308,260,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	58,003,882	58,003,882	–	–
Consumer Staples	19,643,690	19,643,690	–	–
Energy	32,900,371	32,900,371	–	–
Financials	21,972,350	21,972,350	–	–
Health Care	33,164,101	33,164,101	–	–
Industrials	61,675,029	61,675,029	–	–
Information Technology	108,082,181	108,082,181	–	–
Materials	23,734,237	23,734,237	–	–
Telecommunications Services	8,691,306	8,691,306	–	–
Collateral Held for Securities Loaned	8,790,050	8,790,050	–	–
Short-Term Investments	20,999,346	–	20,999,346	–

Total	$397,656,543	$376,657,197	$20,999,346	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$17,310,111	$183,779,641	$192,299,702	8,790,050	$8,790,050	$29,877
Total Value and Income Earned	17,310,111				8,790,050	29,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (12.1%)
7,878	DISH Network Corporation[a]	$190,411
41,777	Lear Corporation	1,959,759
37,953	Liberty Global, Inc.[a]	1,524,952
119,598	Liberty Interactive Corporation[a]	1,964,995
38,315	Newell Rubbermaid, Inc.	567,062
1,235	NVR, Inc.[a]	793,796
17,984	PetSmart, Inc.	844,349
19,716	PVH Corporation	1,467,068
9,585	Ross Stores, Inc.	840,892
45,212	Scripps Networks Interactive	1,920,606
23,527	Starwood Hotels & Resorts Worldwide, Inc.	1,178,938
25,805	TRW Automotive Holdings Corporation[a]	1,086,390

	Total Consumer Discretionary	14,339,218

Consumer Staples (5.1%)
2,119	Bunge, Ltd.	130,891
23,016	Coca-Cola Enterprises, Inc.	617,289
38,244	ConAgra Foods, Inc.	968,720
11,929	Energizer Holdings, Inc.[a]	880,241
30,648	J.M. Smucker Company	2,360,509
6,002	Ralcorp Holdings, Inc.[a]	485,202
31,951	Sara Lee Corporation	568,728

	Total Consumer Staples	6,011,580

Energy (6.2%)
26,286	Cameron International Corporation[a]	1,291,694
12,139	Consol Energy, Inc.	519,064
17,790	Energen Corporation	872,777
36,253	EQT Corporation	2,302,066
16,202	Pioneer Natural Resources Company	1,359,348
14,510	Range Resources Corporation	998,868

	Total Energy	7,343,817

Financials (32.3%)
15,542	Alexandria Real Estate Equities, Inc.	1,027,171
12,604	AvalonBay Communities, Inc.	1,685,029
13,455	Camden Property Trust	815,911
28,977	CIT Group, Inc.[a]	1,009,848
46,644	Douglas Emmett, Inc.[b]	909,558
3,262	Essex Property Trust, Inc.[b]	465,683
25,932	Everest Re Group, Ltd.	2,331,805
115,934	Fifth Third Bancorp	1,392,367
21,164	First Republic Bank[a]	586,243
70,417	Genworth Financial, Inc.[a]	449,261
62,657	Hartford Financial Services Group, Inc.	1,206,147
115,092	Host Hotels & Resorts, Inc.	1,642,363
54,640	Invesco, Ltd.	1,096,625
69,527	Janus Capital Group, Inc.	456,097
68,072	Kimco Realty Corporation	1,189,218
17,033	Lazard, Ltd.	465,682
44,415	Legg Mason, Inc.	1,221,413
26,636	Liberty Property Trust	852,352
49,099	Lincoln National Corporation	935,336
12,203	M&T Bank Corporation	928,770
26,211	Marsh & McLennan Companies, Inc.	802,581
134,744	MFA Financial, Inc.	909,522
61,884	NASDAQ OMX Group, Inc.[a]	1,550,194

Shares	Common Stock (98.2%)	Value
Financials (32.3%) - continued
16,019	PartnerRe, Ltd.	$996,702
80,473	Principal Financial Group, Inc.	2,074,594
125,696	SLM Corporation	1,718,264
69,385	SunTrust Banks, Inc.	1,368,966
34,642	Tanger Factory Outlet Centers, Inc.	975,519
16,108	Taubman Centers, Inc.	986,293
30,317	Unum Group	722,757
26,807	Ventas, Inc.	1,490,737
43,108	W.R. Berkley Corporation	1,500,590
67,665	XL Group plc	1,471,037
50,957	Zions Bancorporation	884,614

	Total Financials	38,119,249

Health Care (6.2%)
33,709	Aetna, Inc.	1,340,270
270,032	Boston Scientific Corporation[a]	1,590,489
56,928	Hologic, Inc.[a]	917,679
33,326	Life Technologies Corporation[a]	1,355,368
19,511	Patterson Companies, Inc.	614,011
83,480	Warner Chilcott plc[a]	1,512,658

	Total Health Care	7,330,475

Industrials (9.7%)
31,489	BE Aerospace, Inc.[a]	1,188,080
15,048	Cooper Industries plc	789,418
14,959	Eaton Corporation	670,462
30,726	GrafTech International, Ltd.[a]	482,705
149,373	JetBlue Airways Corporation[a,b]	669,191
14,301	Kansas City Southern, Inc.[a]	903,394
108,729	Masco Corporation	1,043,798
14,807	Parker Hannifin Corporation	1,207,511
44,748	Pentair, Inc.	1,608,691
31,697	Republic Services, Inc.	902,097
61,323	Spirit Aerosystems Holdings, Inc.[a]	1,046,784
50,750	Textron, Inc.	985,565

	Total Industrials	11,497,696

Information Technology (8.5%)
32,381	Adobe Systems, Inc.[a]	952,325
18,198	Amphenol Corporation	864,223
15,438	BMC Software, Inc.[a]	536,625
12,852	Cavium, Inc.[a]	420,132
29,343	Electronic Arts, Inc.[a]	685,159
39,233	Maxim Integrated Products, Inc.	1,026,335
14,958	NetApp, Inc.[a]	612,680
62,608	NVIDIA Corporation[a]	926,598
49,895	Parametric Technology Corporation[a]	1,039,313
45,400	Polycom, Inc.[a]	750,462
22,015	QLIK Technologies, Inc.[a]	628,969
22,716	Quest Software, Inc.[a]	399,574
35,902	Xilinx, Inc.	1,201,281

	Total Information Technology	10,043,676

Materials (3.5%)
20,592	Albemarle Corporation	1,097,348
11,909	Allegheny Technologies, Inc.	552,578
3,749	CF Industries Holdings, Inc.	608,350
76,415	Chemtura Corporation[a]	927,678
22,520	Cytec Industries, Inc.	1,005,968

	Total Materials	4,191,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (98.2%)	Value
Telecommunications Services (0.9%)
412,398	Sprint Nextel Corporation[a]	$1,059,863

	Total Telecommunications Services	1,059,863

Utilities (13.7%)
44,624	AES Corporation[a]	500,681
54,122	CMS Energy Corporation	1,126,820
26,631	Edison International, Inc.	1,081,219
100,794	GenOn Energy, Inc.[a]	307,422
19,218	Great Plains Energy, Inc.	398,581
27,334	Northeast Utilities	944,936
76,592	NV Energy, Inc.	1,228,536
23,020	Pinnacle West Capital Corporation	1,049,252
93,590	PPL Corporation	2,748,738
20,346	Questar Corporation	392,067
38,175	SCANA Corporation	1,614,039
31,954	Sempra Energy	1,716,888
19,566	Westar Energy, Inc.	533,369
96,023	Xcel Energy, Inc.	2,482,195

	Total Utilities	16,124,743

	Total Common Stock (cost $108,337,028)	116,062,239

Shares	Collateral Held for Securities Loaned (1.3%)	Value
1,504,980	Thrivent Financial Securities Lending Trust	1,504,980

	Total Collateral Held for Securities Loaned (cost $1,504,980)	1,504,980

Principal Amount	Short-Term Investments (0.9%)[c]	Value
	Federal National Mortgage Association Discount Notes
$1,000,000	0.020%, 12/21/2011[d]	999,972

	Total Short-Term Investments (at amortized cost)	999,972

	Total Investments (cost $110,841,980) 100.4%	$118,567,191

	Other Assets and Liabilities, Net (0.4%)	(427,509)

	Total Net Assets 100.0%	$118,139,682

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$13,649,308
Gross unrealized depreciation	(6,427,020)

Net unrealized appreciation (depreciation)	$7,222,288

Cost for federal income tax purposes	$111,344,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,339,218	14,339,218	–	–
Consumer Staples	6,011,580	6,011,580	–	–
Energy	7,343,817	7,343,817	–	–
Financials	38,119,249	38,119,249	–	–
Health Care	7,330,475	7,330,475	–	–
Industrials	11,497,696	11,497,696	–	–
Information Technology	10,043,676	10,043,676	–	–
Materials	4,191,922	4,191,922	–	–
Telecommunications Services	1,059,863	1,059,863	–	–
Utilities	16,124,743	16,124,743	–	–
Collateral Held for Securities Loaned	1,504,980	1,504,980	–	–
Short-Term Investments	999,972	–	999,972	–

Total	$118,567,191	$117,567,219	$999,972	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$4,538,968	$46,213,577	$49,247,565	1,504,980	$1,504,980	$11,967
Total Value and Income Earned	4,538,968				1,504,980	11,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (10.6%)
223,811	Autoliv, Inc.[a]	$12,929,562
209,500	Charter Communications, Inc.[b]	9,624,430
170,271	Dollar Tree, Inc.[b]	13,614,869
257,400	Omnicom Group, Inc.	11,449,152
105,514	Panera Bread Company[b]	14,106,167
360,300	Williams-Sonoma, Inc.	13,525,662
205,773	WMS Industries, Inc.[b]	4,508,486

	Total Consumer Discretionary	79,758,328

Consumer Staples (3.4%)
218,200	Corn Products International, Inc.	10,582,700
242,773	TreeHouse Foods, Inc.[b]	14,891,696

	Total Consumer Staples	25,474,396

Energy (10.7%)
520,734	Alpha Natural Resources, Inc.[b]	12,518,445
215,800	ENSCO International plc ADR	10,716,628
675,700	Helix Energy Solutions Group, Inc.[b]	12,203,142
210,988	National Oilwell Varco, Inc.	15,049,774
190,300	Newfield Exploration Company[b]	7,661,478
267,700	Southwestern Energy Company[b]	11,254,108
749,600	Weatherford International, Ltd.[b]	11,618,800

	Total Energy	81,022,375

Financials (17.7%)
645,333	Duke Realty Corporation	7,924,689
238,526	Endurance Specialty Holdings, Ltd.	8,873,167
554,756	Equity One, Inc.[a]	9,514,065
572,026	HCC Insurance Holdings, Inc.	15,221,612
801,409	Host Hotels & Resorts, Inc.	11,436,106
57,871	IntercontinentalExchange, Inc.[b]	7,516,286
295,782	Lazard, Ltd.	8,086,680
198,800	M&T Bank Corporation	15,130,668
438,900	NASDAQ OMX Group, Inc.[b]	10,994,445
240,490	Northern Trust Corporation	9,732,630
545,212	W.R. Berkley Corporation	18,978,830
563,902	Zions Bancorporation	9,789,339

	Total Financials	133,198,517

Health Care (12.8%)
103,600	Alexion Pharmaceuticals, Inc.[b]	6,994,036
135,214	C.R. Bard, Inc.	11,621,643
163,500	Covance, Inc.[b]	8,294,355
291,299	Coventry Health Care, Inc.[b]	9,266,221
337,295	Health Net, Inc.[b]	9,373,428
362,100	Thoratec Corporation[b]	13,220,271
164,300	United Therapeutics Corporation[b]	7,184,839
130,102	Varian Medical Systems, Inc.[b]	7,639,589
173,333	Vertex Pharmaceuticals, Inc.[b]	6,862,254
109,800	Waters Corporation[b]	8,797,176
145,163	Zimmer Holdings, Inc.[b]	7,639,929

	Total Health Care	96,893,741

Industrials (14.0%)
258,079	Chicago Bridge and Iron Company	9,440,530
353,717	CSX Corporation	7,856,054
206,007	Expeditors International of Washington, Inc.	9,393,919
260,300	FTI Consulting, Inc.[a,b]	10,258,423
1,129,961	Manitowoc Company, Inc.	12,519,968
162,298	Manpower, Inc.	7,001,536

Shares	Common Stock (97.2%)	Value
Industrials (14.0%) - continued
507,844	Oshkosh Corporation[b]	$10,593,626
130,618	Parker Hannifin Corporation	10,651,898
282,700	Republic Services, Inc.	8,045,642
158,606	SPX Corporation	8,661,474
238,983	Tyco International, Ltd.	10,885,675

	Total Industrials	105,308,745

Information Technology (19.7%)
188,900	Alliance Data Systems Corporation[a,b]	19,350,916
335,053	eBay, Inc.[b]	10,664,737
476,150	Juniper Networks, Inc.[b]	11,651,391
275,950	Lam Research Corporation[b]	11,863,090
725,562	NVIDIA Corporation[b]	10,738,318
292,300	SuccessFactors, Inc.[a,b]	7,804,410
1,294,637	Teradyne, Inc.[a,b]	18,539,202
652,607	TIBCO Software, Inc.[b]	18,853,816
661,575	ValueClick, Inc.[b]	11,643,720
314,100	VeriFone Systems, Inc.[b]	13,258,161
436,496	Xilinx, Inc.	14,605,156

	Total Information Technology	148,972,917

Materials (4.1%)
203,816	Albemarle Corporation	10,861,355
274,900	Silgan Holdings, Inc.	10,319,746
803,694	Steel Dynamics, Inc.	10,038,138

	Total Materials	31,219,239

Utilities (4.2%)
518,600	CMS Energy Corporation	10,797,252
702,138	NV Energy, Inc.	11,262,293
334,962	UGI Corporation	9,603,361

	Total Utilities	31,662,906

	Total Common Stock (cost $621,895,425)	733,511,164

Shares	Collateral Held for Securities Loaned (4.7%)	Value
35,829,950	Thrivent Financial Securities Lending Trust	35,829,950

	Total Collateral Held for Securities Loaned (cost $35,829,950)	35,829,950

Principal Amount	Short-Term Investments (2.7%)[c]	Value
	Federal Home Loan Bank Discount Notes
$5,000,000	0.020%, 11/18/2011[d]	4,999,953
4,000,000	0.020%, 11/23/2011[d]	3,999,951
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.030%, 1/23/2012[d]	4,999,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Short-Term Investments (2.7%)[c]	Value
	Federal National Mortgage Association Discount Notes
$2,000,000	0.020%, 12/2/2011[d]	$1,999,966
4,000,000	0.020%, 12/21/2011[d]	3,999,889

	Total Short-Term Investments (at amortized cost)	19,999,413

	Total Investments (cost $677,724,788) 104.6%	$789,340,527

	Other Assets and Liabilities, Net (4.6%)	(34,952,332)

	Total Net Assets 100.0%	$754,388,195

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$139,872,153
Gross unrealized depreciation	(31,064,121)

Net unrealized appreciation (depreciation)	$108,808,032

Cost for federal income tax purposes	$680,532,495

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	79,758,328	79,758,328	–	–
Consumer Staples	25,474,396	25,474,396	–	–
Energy	81,022,375	81,022,375	–	–
Financials	133,198,517	133,198,517	–	–
Health Care	96,893,741	96,893,741	–	–
Industrials	105,308,745	105,308,745	–	–
Information Technology	148,972,917	148,972,917	–	–
Materials	31,219,239	31,219,239	–	–
Utilities	31,662,906	31,662,906	–	–
Collateral Held for Securities Loaned	35,829,950	35,829,950	–	–
Short-Term Investments	19,999,413	–	19,999,413	–

Total	$789,340,527	$769,341,114	$19,999,413	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$64,107,848	$549,310,873	$577,588,771	35,829,950	$35,829,950	$74,744
Total Value and Income Earned	64,107,848				35,829,950	74,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (87.7%)	Value
Australia (4.6%)
48,974	Ansell, Ltd.	$716,272
59,262	Australia & New Zealand Banking Group, Ltd.	1,339,044
220,144	BHP Billiton, Ltd.	8,617,051
491,411	Boart Longyear Group	1,639,642
148,894	Bradken, Ltd.	1,200,833
191,056	Brambles, Ltd.	1,320,681
33,267	Campbell Brothers, Ltd.	1,601,402
273,933	Challenger, Ltd.	1,305,808
26,950	Flight Centre, Ltd.	559,554
135,709	Fortescue Metals Group, Ltd.	681,606
129,628	GrainCorp, Ltd.	1,067,747
97,805	Iluka Resources, Ltd.	1,625,899
131,699	Mineral Resources, Ltd.	1,544,081
363,006	Mount Gibson Iron, Ltd.	580,565
276,299	NRW Holdings, Ltd.	702,962
37,829	Rio Tinto, Ltd.	2,715,774
245,916	SAI Global, Ltd.	1,224,941
122,436	United Group, Ltd.	1,693,898

	Total Australia	30,137,760

Austria (0.1%)
11,439	Voestalpine AG	393,032

	Total Austria	393,032

Belgium (0.6%)
49,017	Anheuser-Busch InBev NV	2,718,290
4,397	Bekaert SA	195,155
22,125	Compagnie d’ Entreprises CFE	1,242,171

	Total Belgium	4,155,616

Bermuda (0.4%)
300,860	Archer, Ltd.[a]	1,265,016
1,480,000	Trinity, Ltd.	1,341,407

	Total Bermuda	2,606,423

Brazil (3.3%)
198,181	Banco Bradesco SA ADR	3,606,894
52,000	Lojas Renner SA	1,580,989
58,000	Multiplan Empreendimentos Imobiliarios SA	1,171,216
99,600	Petroleo Brasileiro SA ADR	2,690,196
151,000	Petroleo Brasileiro SA PREF ADR	3,818,790
143,500	Souza Cruz SA	1,780,273
149,000	Ultrapar Participacoes SA	2,649,525
188,000	Vale SA SP PREF ADR	4,436,800

	Total Brazil	21,734,683

Canada (3.1%)
20,821	Agrium, Inc.	1,716,563
38,633	Alimentation Couche-Tard, Inc.	1,162,711
53,909	Barrick Gold Corporation	2,661,377
61,594	Brookfield Asset Management, Inc.	1,782,074
12,000	Canadian National Railway Company	939,968
31,640	Finning International, Inc.	739,579
36,629	Goldcorp, Inc.	1,782,210
63,719	Neo Material Technologies, Inc[a]	492,851
46,717	Potash Corporation of Saskatchewan, Inc.	2,211,183
26,486	Shoppers Drug Mart Corporation	1,113,326
90,014	Suncor Energy, Inc.	2,867,119
20,267	Tim Hortons, Inc.	997,491
42,164	Trican Well Service, Ltd.	745,738

Shares	Common Stock (87.7%)	Value
Canada (3.1%) - continued
83,276	Yamana Gold, Inc.	$1,243,125

	Total Canada	20,455,315

Cayman Islands (0.2%)
1,664,000	Sa Sa International Holdings, Ltd.	989,237

	Total Cayman Islands	989,237

Chile (0.3%)
26,600	Banco Santander Chile SA ADR	2,172,688

	Total Chile	2,172,688

China (0.5%)
2,390,000	PetroChina Company, Ltd.	3,102,650

	Total China	3,102,650

Denmark (0.6%)
50,503	Christian Hansen Holding AS	1,098,920
22,716	Novo Nordisk AS	2,411,677
16,620	Vestas Wind Systems[a]	257,645

	Total Denmark	3,768,242

Finland (1.2%)
103,321	Amer Sports Oyj	1,422,790
31,989	Cargotec Oyj	1,070,479
144,550	Neste Oil Oyj	1,748,921
35,167	Outotec Oyj	1,632,499
42,012	Sampo Oyj	1,154,781
55,888	YIT Oyj	881,935

	Total Finland	7,911,405

France (5.8%)
159,201	Alcatel-Lucent[a]	440,132
43,564	Alten, Ltd.	1,240,540
17,846	AtoS	862,759
261,616	AXA SA	4,207,793
88,519	Beneteau SA	1,263,126
81,750	Cap Gemini SA	3,128,186
9,614	Christian Dior SA	1,356,379
102,571	Compagnie de Saint-Gobain	4,740,562
17,856	Compagnie Generale de Geophysique-Veritas[a]	390,141
53,516	Credit Agricole SA	414,229
38,514	Faurecia	1,018,316
38,522	Ingenico	1,522,858
7,327	Remy Cointreau SA	600,242
23,737	Rubis	1,348,943
40,836	Safran SA	1,333,541
102,220	Total SA	5,333,545
4,403	Vallourec SA	266,981
35,028	Vinci SA	1,717,715
7,440	Virbac SA	1,285,337
212,156	Vivendi SA	4,740,910
11,349	Wendel SA	840,605

	Total France	38,052,840

Germany (4.9%)
17,260	BASF SE	1,259,908
24,202	Bayerische Motoren Werke AG	1,966,028
1,398,150	Commerzbank AGa	3,413,830
95,242	Daimler AG	4,837,246
60,450	Deutsche Boerse AGa	3,331,626
167,826	Deutz AGa	1,049,476
27,958	Gerresheimer AG	1,239,007
37,786	Gerry Weber International AG	1,173,070
11,748	Pfeiffer Vacuum Technology AG	1,187,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (87.7%)	Value
Germany (4.9%) - continued
21,014	Rheinmetall AG	$1,114,451
46,658	SAP AG ADR	2,821,308
33,913	Siemens AG	3,554,788
50,130	Suedzucker AG	1,464,300
45,338	Symrise AG	1,173,569
45,712	TUI AGa	298,168
11,860	Volkswagen AG	2,065,416
2,812	Wacker Chemie AG	283,026

	Total Germany	32,232,534

Hong Kong (3.5%)
607,400	AIA Group, Ltd.	1,857,266
398,000	China Mobile, Ltd.	3,782,726
86,986	CLP Holdings, Ltd.	774,882
1,042,000	Dah Chong Hong Holdings, Ltd.	1,265,441
1,744,850	Guangzhou Automobile Group Company, Ltd.	1,740,762
393,000	Hang Lung Group, Ltd.	2,388,448
364,750	Hutchison Whampoa, Ltd.	3,336,162
2,938,672	New World Development Company, Ltd.	3,095,728
1,469,336	New World Development Company, Ltd. Rights, 5.68 HKD, expires 11/23/2011[a,b]	473,602
447,000	SJM Holdings, Ltd.	766,180
236,711	Swire Pacific, Ltd., Class A	2,735,327
270,000	Swire Pacific, Ltd., Class B	617,408

	Total Hong Kong	22,833,932

Hungary (0.3%)
11,001	Richter Gedeon Nyrt	1,767,200

	Total Hungary	1,767,200

India (2.0%)
123,500	Bharti Airtel, Ltd.	988,772
19,036	GlaxoSmithKline Pharmaceuticals, Ltd.	802,597
9,500	Grasim Industries, Ltd.	483,020
40,779	Hero Motocorp, Ltd.	1,818,336
141,000	Hindustan Unilever, Ltd.	1,085,798
186,711	Housing Development Finance Corporation	2,626,743
78,000	ICICI Bank, Ltd.	1,470,543
46,600	Infosys, Ltd.	2,726,118
53,428	Ultra Tech Cement, Ltd.	1,261,096

	Total India	13,263,023

Indonesia (0.4%)
336,000	PT Astra International Tbk	2,590,823

	Total Indonesia	2,590,823

Israel (0.7%)
34,832	Mellanox Technologies, Ltd.[a]	1,127,164
92,650	Teva Pharmaceutical Industries, Ltd. ADR	3,784,752

	Total Israel	4,911,916

Italy (2.2%)
129,247	Banca Generali SPA	1,292,184
101,551	Davide Campari - Milano SPA	784,530
34,468	DiaSorin SPA	1,115,748
199,950	Eni SPA	4,419,650
36,341	MARR SPA	389,734
546,274	Sorin SPA[a]	1,141,756
3,607,425	Telecom Italia SPA	3,785,625

Shares	Common Stock (87.7%)	Value
Italy (2.2%) - continued
365,721	Unicredit SPA	$424,372
76,758	Yoox SPA[a]	1,099,125

	Total Italy	14,452,724

Japan (15.7%)
24,500	Aisin Seiki Company, Ltd.	774,861
90,400	Asics Corporation	1,198,447
194,000	Bank of Yokohama, Ltd.	888,213
209,000	Bridgestone Corporation	4,900,443
56,700	Canon, Inc.	2,574,057
18,800	Capcom Company, Ltd.	491,813
136,000	Chiyoda Corporation	1,566,137
48,000	Daihatsu Motor Company, Ltd.	844,678
212,250	Daiichi Sankyo Company, Ltd.	4,122,874
47,571	Daito Trust Construction Company, Ltd.	4,214,817
1,020,144	Daiwa Securities Group, Inc.	3,569,455
9,500	Dena Company, Ltd.	410,035
78,550	East Japan Railway Company	4,762,357
42,000	Elpida Memory, Inc.[a]	261,073
31,542	Exedy Corporation	913,790
17,800	Gree, Inc.	574,391
200,000	Hitachi, Ltd.	1,071,657
17,700	Honda Motor Company, Ltd.	529,296
14,900	Idemitsu Kosan Company, Ltd.	1,393,725
477,000	IHI Corporation	1,086,611
125,900	ITOCHU Corporation	1,245,207
90,700	Kao Corporation	2,379,456
335,000	Kawasaki Heavy Industries, Ltd.	854,156
130	KDDI Corporation	952,296
41,900	Komatsu, Ltd.	1,035,970
274,000	Kureha Corporation	1,223,717
26,400	Lawson, Inc.	1,485,520
147,000	Marubeni Corporation	855,624
23,200	Maruwa Company, Ltd.	1,003,742
154,000	Mitsubishi Electric Corporation	1,424,993
42,200	Mitsui & Company, Ltd.	615,889
193,900	Mori Seiki Company, Ltd.	1,760,525
171,907	MS and AD Insurance Group Holdings, Inc.	3,367,032
56,000	Nabtesco Corporation	1,226,490
96,600	Namco Bandai Holdings, Inc.	1,400,661
196,500	Nikon Corporation	4,399,849
93,000	Nippon Shokubai Company, Ltd.	948,529
17,600	Nippon Telegraph & Telephone Corporation	902,807
182,000	Nippon Yusen KK	459,013
574,400	Nissan Motor Company, Ltd.	5,281,463
209,000	Penta-Ocean Construction Company, Ltd.	664,120
40,751	Pigeon Corporation	1,505,600
28,000	Pola Orbis Holdings, Inc.	748,641
22,400	Ryohin Keikaku Company, Ltd.	1,063,041
27,900	Sanrio Company, Ltd.	1,378,629
16,819	Sanyo Chemical Industries, Ltd.	108,764
238	So-net M3, Inc.	1,076,338
42,600	Sony Corporation	888,782
24,300	Start Today Company, Ltd.	514,048
84,956	Sumitomo Bakelite Company, Ltd	497,433
350,000	Sumitomo Corporation	4,333,403
122,700	Sumitomo Electric Industries, Ltd.	1,360,432
1,433,100	Sumitomo Mitsui Trust Holdings, Inc.	4,904,244
483,000	Sumitomo Osaka Cement Company, Ltd.	1,463,196
63,000	Sumitomo Rubber Industries, Ltd.	787,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (87.7%)	Value
Japan (15.7%) - continued
39,200	Sysmex Corporation	$1,288,507
178,958	Tadano, Ltd.	1,194,233
7,800	TDK Corporation	318,070
166,000	Tokyu Corporation	801,213
26,000	Toyo Suisan Kaisha, Ltd.	663,509
29,498	Toyo Tanso Company, Ltd.	1,368,707
29,400	Trend Micro, Inc.	1,051,371
28,800	Unipres Corporation	785,571
194,300	UNY Company, Ltd.	1,752,728
67,700	Ushio, Inc.	1,000,934
36,900	West Japan Railway Company	1,563,585
12,310	Yamada Denki Company, Ltd.	885,271

	Total Japan	102,939,089

Luxembourg (0.3%)
68,000	Tenaris SA ADR	2,163,080

	Total Luxembourg	2,163,080

Malaysia (0.2%)
240,000	CIMB Group Holdings Berhad	589,103
135,500	Public Bank Berhad	559,777

	Total Malaysia	1,148,880

Mexico (1.1%)
168,000	Consorcio ARA SAB de CV	46,138
43,000	Fomento Economico Mexicano SAB de CV ADR	2,883,150
18,100	Grupo Aeroportuario del Sureste SAB de CV ADR	1,042,560
718,500	Grupo Financiero Banorte SAB de CV ADR	2,450,351
323,000	Organizacion Soriana SAB de CVa	702,859

	Total Mexico	7,125,058

Netherlands (1.8%)
891,950	Aegon NVa	4,253,640
94,937	Koninklijke DSM NV	4,858,102
12,480	TKH Group NV	307,704
77,969	Unilever NV	2,691,770

	Total Netherlands	12,111,216

Norway (2.2%)
36,275	DnB NOR ASA	419,592
215,343	Renewable Energy Corporation ASA[a]	207,637
53,400	Schibsted ASA	1,388,933
34,373	Seadrill, Ltd.	1,128,777
223,422	Statoil ASA	5,669,123
268,600	Storebrand ASA	1,641,002
1,365,000	STX OSV Holdings, Ltd.	1,207,810
199,554	Tomra Systems ASA	1,463,232
31,298	Yara International ASA	1,480,064

	Total Norway	14,606,170

Philippines (0.3%)
3,130,000	Ayala Land, Inc.	1,173,286
809,966	Bank of the Philippine Islands	1,093,808

	Total Philippines	2,267,094

Poland (0.3%)
37,500	Bank Pekao SA	1,736,237

	Total Poland	1,736,237

Portugal (0.5%)
3,071,746	Banco Comercial Portugues SAa	649,882

Shares	Common Stock (87.7%)	Value
Portugal (0.5%) - continued
570,650	Banco Espirito Santo SA	$1,224,446
70,662	Jeronimo Martins SGPS SA	1,211,696

	Total Portugal	3,086,024

Russia (0.4%)
48,500	LUKOIL OAO	2,809,173

	Total Russia	2,809,173

Singapore (1.4%)
1,131,000	Biosenors International Group, Ltd.[a]	1,260,793
545,510	Keppel Corporation, Ltd.	4,083,718
132,000	Oversea-Chinese Banking Corporation, Ltd.	883,731
672,000	Raffles Medical Group, Ltd.	1,195,172
271,000	SembCorp Industries, Ltd.	893,449
997,000	Super Group, Ltd.	1,186,023

	Total Singapore	9,502,886

South Africa (0.6%)
78,890	Massmart Holdings, Ltd.	1,570,723
260,000	Truworths International, Ltd.	2,616,415

	Total South Africa	4,187,138

South Korea (2.6%)
13,399	BS Financial Group, Inc.[a]	147,470
3,003	E-Mart Company, Ltd.[a]	784,487
22,408	Fila Korea, Ltd.	1,533,042
51,450	Halla Climate Control Corporation	1,088,297
9,900	POSCO	3,430,235
7,650	Samsung Electronics Company, Ltd.	4,364,701
1,356	Shinsegae Company, Ltd.	341,034
2,690	SK Telecom Company, Ltd.	358,189
235,649	SK Telecom Company, Ltd. ADR	3,485,248
12,814	Soulbrain Company, Ltd.	430,592
35,775	Youngone Corporation	813,574

	Total South Korea	16,776,869

Spain (1.8%)
455,318	Banco Bilbao Vizcaya Argentaria SA	4,097,800
385,714	Banco Popular Espanol SA	1,765,467
148,550	Indra Sistemas SA	2,489,132
21,562	Industria de Diseno Textil SA (Inditex)	1,957,386
59,756	Repsol YPF SA	1,798,633

	Total Spain	12,108,418

Sweden (2.2%)
70,056	Atlas Copco AB	1,522,968
24,100	Electrolux AB	448,748
30,885	Elekta AB	1,233,357
58,469	Hexpol AB	1,504,439
40,584	Hoganas AB	1,293,554
65,185	Husqvarna AB	331,066
80,580	JM AB	1,462,066
28,145	Kinnevik Investment AB	588,138
6,207	Modern Times Group AB	328,188
84,154	Nordea Bank AB	764,185
116,099	Swedbank AB	1,625,429
117,353	Telefonaktiebolaget LM Ericsson	1,223,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (87.7%)	Value
Sweden (2.2%) - continued
161,396	Volvo AB	$2,008,831

	Total Sweden	14,334,191

Switzerland (6.3%)
54,982	ABB, Ltd.[a]	1,035,056
66,350	Adecco SAa	3,186,606
17,307	Aryzta AG	834,512
6,215	Bucher Industries AG	1,072,924
3,869	Burckhardt Compression Holding AG	855,183
125,100	Credit Suisse Group[a]	3,608,005
2,435	Galenica AG	1,410,547
3,333	Givaudan SAa	3,031,426
60,245	Holcim, Ltd.[a]	3,815,077
3,057	Kaba Holding AG	1,182,178
92,734	Nestle SA	5,363,518
79,150	Novartis AG	4,458,937
57,263	Roche Holding AG	9,395,104
79,201	UBS AGa	1,000,957
16,528	Zehnder Group AG	981,799

	Total Switzerland	41,231,829

Taiwan (0.7%)
447,100	Taiwan Mobile Company, Ltd.	1,281,166
1,440,362	Taiwan Semiconductor Manufacturing Company, Ltd.	3,509,981

	Total Taiwan	4,791,147

Thailand (1.7%)
308,450	Bangkok Bank pcl	1,563,120
392,000	PTT Exploration & Production pcl	2,035,805
430,550	PTT pcl	4,244,843
173,400	Siam Cement pcl	2,076,965
378,400	Siam Commercial Bank pcl	1,430,102

	Total Thailand	11,350,835

Turkey (0.7%)
651,258	Akbank TAS	2,371,840
50,000	BIM Birlesik Magazalar AS	1,519,908
267,000	Turkiye Garanti Bankasi AS	936,780

	Total Turkey	4,828,528

United Kingdom (12.2%)
14,943	Anglo American plc	547,843
11,919	AstraZeneca plc	572,248
50,673	Aveva Group plc	1,283,064
109,251	Babcock International Group plc	1,234,752
1,221,110	BAE Systems plc	5,415,374
173,759	BG Group plc	3,767,964
71,555	BHP Billiton plc	2,253,332
87,355	British American Tobacco plc	4,005,435
349,504	BT Group plc	1,054,582
68,035	Burberry Group plc	1,460,614
226,596	Carillion plc	1,258,612
52,386	Croda International plc	1,472,806
233,168	Halma plc	1,253,011
402,825	HSBC Holdings plc	3,514,922
89,200	HSBC Holdings plc ADR	3,894,471
47,480	IMI plc	625,783
73,605	Imperial Tobacco Group plc	2,681,322
136,737	Inchcape plc	713,983
229,633	Intermediate Capital Group plc	899,184
249,677	Kingfisher plc	1,034,479
399,242	Legal & General Group plc	703,280
1,914,318	Lloyds TSB Group plc[a]	989,942

Shares	Common Stock (87.7%)	Value
United Kingdom (12.2%) - continued
318,150	Morgan Crucible Company plc	$1,443,876
121,100	Pearson plc	2,224,801
118,277	Prudential plc	1,221,739
51,063	Rio Tinto plc	2,762,575
20,276	Royal Dutch Shell plc	727,497
27,996	SABMiller plc	1,034,080
60,579	SABMiller plc	2,206,395
44,786	Shire plc	1,405,700
43,561	Spirax-Sarco Engineering plc	1,338,217
588,992	Spirent plc	1,181,015
75,659	SSE plc	1,634,777
116,854	Standard Chartered plc	2,726,819
72,237	Tate & Lyle plc	755,800
730,950	Tesco plc	4,712,916
45,527	Ultra Electronics Holdings plc	1,161,630
43,657	Unilever plc	1,463,454
1,796,137	Vodafone Group plc	4,987,536
403,527	William Morrison Supermarkets plc	1,956,902
432,400	WPP plc	4,475,990

	Total United Kingdom	80,058,722

	Total Common Stock (cost $589,438,247)	576,694,627

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Argentina (0.2%)
	Argentina Government International Bond
$260,000	7.000%, 10/3/2015	232,050
246,504	7.820%, 12/31/2033[c]	204,653
791,408	7.820%, 12/31/2033[c]	657,042
368,838	8.280%, 12/31/2033	289,537
150,000	Zero Coupon, 12/15/2035	23,213
1,420,000	Zero Coupon, 12/15/2035[c]	267,220
50,000	2.260%, 12/31/2038[c,d]	20,756

	Total Argentina	1,694,471

Belarus (0.1%)
	Belarus Government International Bond
606,000	8.750%, 8/3/2015	512,070

	Total Belarus	512,070

Belize (<0.1%)
	Belize Government International Bond
70,000	6.000%, 2/20/2029[d]	42,000

	Total Belize	42,000

Brazil (0.6%)
	BFF International, Ltd.
300,000	7.250%, 1/28/2020	325,500
	Brazil Government International Bond
1,080,000	4.875%, 1/22/2021	1,192,859
20,000	8.250%, 1/20/2034	29,100
320,000	7.125%, 1/20/2037	428,000
340,000	11.000%, 8/17/2040	449,990
150,000	5.625%, 1/7/2041	169,350
	Centrais Eletricas Brasileiras SA
410,000	5.750%, 10/27/2021[e]	424,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Brazil (0.6%) - continued
	Independencia International, Ltd.
$95,246	12.000%, 12/30/2016[b,e,f]	$10

	Total Brazil	3,019,159

Bulgaria (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
100,000	6.300%, 11/12/2040	100,303

	Total Bulgaria	100,303

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
200,000	5.692%, 4/5/2021[e]	204,520
200,000	5.692%, 4/5/2021	204,520
	Sino-Forest Corporation
88,000	6.250%, 10/21/2017	29,040

	Total Canada	438,080

Cayman Islands (0.2%)
	Country Garden Holdings Company
300,000	2.500%, 2/22/2013[g]	51,399
	ENN Energy Holdings, Ltd.
300,000	6.000%, 5/13/2021	318,291
	Evergrande Real Estate Group, Ltd.
1,000,000	7.500%, 1/19/2014[g]	133,784
	TGI International, Ltd.
130,000	9.500%, 10/3/2017	141,050
	Vale Overseas, Ltd.
220,000	5.625%, 9/15/2019	237,365
420,000	4.625%, 9/15/2020	424,549

	Total Cayman Islands	1,306,438

Chile (0.3%)
	AES Gener SA
80,000	5.250%, 8/15/2021	81,200
70,000	5.250%, 8/15/2021[e]	71,050
	Banco del Estado de Chile
100,000	4.125%, 10/7/2020[e]	102,630
330,000	4.125%, 10/7/2020	338,677
	Chile Government International Bond
100,000	3.875%, 8/5/2020	104,500
380,000	3.250%, 9/14/2021	375,250
	Corporacion Nacional del Cobre de Chile - Codelco
100,000	7.500%, 1/15/2019	126,019
100,000	3.750%, 11/4/2020[e]	100,418
520,000	3.750%, 11/4/2020	522,172
110,000	6.150%, 10/24/2036	130,915
	E-CL SA
120,000	5.625%, 1/15/2021[e]	126,145

	Total Chile	2,078,976

China (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
70,000	6.300%, 11/12/2040[e]	69,712

	Total China	69,712

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Colombia (0.7%)
	Colombia Government International Bond
$20,000	8.250%, 12/22/2014	$23,660
600,000	7.375%, 1/27/2017	729,000
540,000	7.375%, 3/18/2019	680,400
1,560,000	4.375%, 7/12/2021	1,630,200
50,000	8.125%, 5/21/2024	68,150
500,000	7.375%, 9/18/2037	680,000
1,030,000	6.125%, 1/18/2041	1,228,275

	Total Colombia	5,039,685

Costa Rica (<0.1%)
	Costa Rica Government International Bond
13,000	9.995%, 8/1/2020	17,680

	Total Costa Rica	17,680

Croatia (0.1%)
	Croatia Government International Bond
120,000	6.625%, 7/14/2020	118,350
410,000	6.375%, 3/24/2021	396,675
200,000	6.375%, 3/24/2021[e]	195,505

	Total Croatia	710,530

Dominican Republic (0.2%)
	Dominican Republic Government International Bond
87,438	9.040%, 1/23/2018	97,494
590,000	7.500%, 5/6/2021	612,420
390,000	8.625%, 4/20/2027	417,300

	Total Dominican Republic	1,127,214

El Salvador (0.1%)
	El Salvador Government International Bond
380,000	7.650%, 6/15/2035	383,800

	Total El Salvador	383,800

Gabon (<0.1%)
	Gabon Government International Bond
235,000	8.200%, 12/12/2017	270,250

	Total Gabon	270,250

Hong Kong (<0.1%)
	Zijin International Finance Company, Ltd.
100,000	4.250%, 6/30/2016	98,429

	Total Hong Kong	98,429

Hungary (0.1%)
	Hungary Government International Bond
490,000	6.375%, 3/29/2021	471,625
212,000	7.625%, 3/29/2041	205,640

	Total Hungary	677,265

Iceland (0.1%)
	Iceland Government International Bond
300,000	4.875%, 6/16/2016[e]	296,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Iceland (0.1%) - continued
$360,000	4.875%, 6/16/2016	$355,462

	Total Iceland	651,680

India (<0.1%)
	ICICI Bank, Ltd./Dubai
200,000	4.750%, 11/25/2016	198,134

	Total India	198,134

Indonesia (1.1%)
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	108,750
300,000	6.875%, 1/17/2018	354,000
2,100,000	11.625%, 3/4/2019	3,129,000
240,000	5.875%, 3/13/2020	273,600
1,430,000	4.875%, 5/5/2021	1,533,675
200,000	4.875%, 5/5/2021[e]	214,500
190,000	8.500%, 10/12/2035	273,600
600,000	7.750%, 1/17/2038	813,000

	Total Indonesia	6,700,125

Iraq (0.1%)
	Iraq Government International Bond
750,000	5.800%, 1/15/2028	635,625

	Total Iraq	635,625

Ireland (<0.1%)
	MTS International Funding, Ltd.
100,000	8.625%, 6/22/2020	109,250
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
170,000	9.125%, 4/30/2018	179,775

	Total Ireland	289,025

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
907,000	2.500%, 12/31/2032[f]	492,048

	Total Ivory Coast	492,048

Kazakhstan (0.2%)
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
100,000	6.250%, 5/20/2015	103,250
	KazMunaiGaz Finance Sub BV
290,000	7.000%, 5/5/2020	317,550
	KazMunayGas National Company
340,000	11.750%, 1/23/2015	413,100
260,000	6.375%, 4/9/2021	276,900
200,000	6.375%, 4/9/2021[e]	213,000

	Total Kazakhstan	1,323,800

Lithuania (<0.1%)
	Lithuania Government International Bond
120,000	6.125%, 3/9/2021	123,600

	Total Lithuania	123,600

Luxembourg (0.3%)
	Alrosa Finance SA
400,000	7.750%, 11/3/2020	414,500
	Gazprom Via Gaz Capital SA
590,000	9.250%, 4/23/2019	730,892

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Luxembourg (0.3%) - continued
	Gazprom Via Gazprom International, Ltd.
$72,711	7.201%, 2/1/2020	$79,982
	TNK-BP Finance SA
490,000	7.875%, 3/13/2018	556,150
100,000	7.250%, 2/2/2020	110,250

	Total Luxembourg	1,891,774

Malaysia (0.1%)
	Petronas Capital, Ltd.
350,000	5.250%, 8/12/2019	395,809
	Wakala Global Sukuk Bhd
290,000	4.646%, 7/6/2021[e]	310,328

	Total Malaysia	706,137

Mexico (0.7%)
	Mexican Bonos
4,000,000	6.500%, 6/10/2021[h]	306,776
1,747,200	10.000%, 11/20/2036[h]	168,057
	Mexico Government International Bond
30,000	7.500%, 1/14/2012	30,345
20,000	5.875%, 1/15/2014	21,740
10,000	6.625%, 3/3/2015	11,400
40,000	5.625%, 1/15/2017	45,600
130,000	5.950%, 3/19/2019	152,295
1,040,000	5.125%, 1/15/2020	1,158,560
30,000	8.300%, 8/15/2031	43,500
250,000	6.750%, 9/27/2034	311,875
60,000	6.050%, 1/11/2040	70,350
540,000	5.750%, 10/12/2110	548,640
	Pemex Project Funding Master Trust
540,000	5.750%, 3/1/2018	594,000
350,000	6.625%, 6/15/2035	381,500
	Petroleos Mexicanos
30,000	8.000%, 5/3/2019	37,425
150,000	5.500%, 1/21/2021	160,125
300,000	6.500%, 6/2/2041[e]	321,750

	Total Mexico	4,363,938

Namibia (<0.1%)
	Namibia Government International Bond
210,000	5.500%, 11/3/2021[e]	210,000

	Total Namibia	210,000

Netherlands (<0.1%)
	Myriad International Holding BV
100,000	6.375%, 7/28/2017	107,250
	VimpelCom Holdings BV
200,000	7.504%, 3/1/2022[e]	187,500

	Total Netherlands	294,750

Nigeria (0.1%)
	Nigeria Government International Bond
600,000	6.750%, 1/28/2021	639,000

	Total Nigeria	639,000

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	154,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Pakistan (<0.1%) - continued
$120,000	7.875%, 3/31/2036	$80,400

	Total Pakistan	234,400

Panama (0.1%)
	Panama Government International Bond
347,000	8.875%, 9/30/2027	511,825
190,000	9.375%, 4/1/2029	293,550

	Total Panama	805,375

Peru (0.1%)
	Peru Government International Bond
80,000	7.125%, 3/30/2019	99,200
490,000	7.350%, 7/21/2025	639,450
125,000	8.750%, 11/21/2033	187,813
160,000	6.550%, 3/14/2037	199,200

	Total Peru	1,125,663

Philippines (0.5%)
	Energy Development Corporation
100,000	6.500%, 1/20/2021	100,898
	Philippines Government International Bond
860,000	7.500%, 9/25/2024	1,083,600
50,000	9.500%, 10/21/2024	71,938
730,000	5.500%, 3/30/2026	797,525
284,000	9.500%, 2/2/2030	433,455
752,000	6.375%, 10/23/2034	891,120

	Total Philippines	3,378,536

Poland (0.2%)
	Poland Government International Bond
1,260,000	5.000%, 3/23/2022	1,244,250

	Total Poland	1,244,250

Qatar (<0.1%)
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
264,360	5.298%, 9/30/2020	285,509

	Total Qatar	285,509

Russia (0.7%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	203,500
3,193,875	7.500%, 3/31/2030	3,784,741

	Total Russia	3,988,241

Serbia (<0.1%)
	Serbia Government International Bond
135,000	6.750%, 11/1/2024	133,313

	Total Serbia	133,313

South Africa (0.4%)
	Peermont Global Proprietary, Ltd.
170,000	7.750%, 4/30/2014[c]	194,064
	South Africa Government International Bond
4,475,000	13.500%, 9/15/2015[i]	695,089
1,800,000	8.000%, 12/21/2018[i]	231,547
2,575,000	7.250%, 1/15/2020[i]	310,944

Principal Amount	Long-Term Fixed Income (9.4%)	Value
South Africa (0.4%) - continued
$5,375,000	6.750%, 3/31/2021[i]	$629,207
1,055,000	10.500%, 12/21/2026[i]	158,233
	Transnet, Ltd.
200,000	4.500%, 2/10/2016	209,395

	Total South Africa	2,428,479

Sri Lanka (<0.1%)
	Sri Lanka Government International Bond
220,000	6.250%, 7/27/2021[e]	224,113

	Total Sri Lanka	224,113

Supranational (0.1%)
	Corporacion Andina de Fomento
599,000	3.750%, 1/15/2016	601,057

	Total Supranational	601,057

Turkey (0.4%)
	Export Credit Bank of Turkey
270,000	5.375%, 11/4/2016[e]	270,000
	Turkey Government International Bond
802,000	5.625%, 3/30/2021	846,110
640,000	5.125%, 3/25/2022	640,800
50,000	7.250%, 3/5/2038	57,750
550,000	6.750%, 5/30/2040	599,500
	Turkiye Garanti Bankasi AS
200,000	6.250%, 4/20/2021[e]	192,500

	Total Turkey	2,606,660

Ukraine (0.4%)
	Ukraine Government International Bond
560,000	4.950%, 10/13/2015[c]	674,139
430,000	6.250%, 6/17/2016[e]	407,425
200,000	6.250%, 6/17/2016	189,500
100,000	6.580%, 11/21/2016	95,000
130,000	7.750%, 9/23/2020	124,475
400,000	7.950%, 2/23/2021[e]	387,000
650,000	7.950%, 2/23/2021	628,875

	Total Ukraine	2,506,414

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
88,360	5.888%, 6/15/2019	96,427

	Total United Arab Emirates	96,427

United States (0.2%)
	Corporacion Andina de Fomento
130,000	5.750%, 1/12/2017	142,411
	HSBC Bank USA
290,000	5.910%, 8/15/2040[b,j]	372,567
	U.S. Treasury Notes
600,000	0.375%, 7/31/2013	601,336

	Total United States	1,116,314

Uruguay (0.2%)
	Uruguay Government International Bond
480,000	8.000%, 11/18/2022	636,000
30,000	7.875%, 1/15/2033	40,200
572,000	7.625%, 3/21/2036	755,040

	Total Uruguay	1,431,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Venezuela (0.6%)
	Petroleos de Venezuela SA
$40,000	4.900%, 10/28/2014	$30,400
558,400	5.250%, 4/12/2017	344,114
280,000	8.500%, 11/2/2017[e]	203,000
300,000	5.375%, 4/12/2027	148,875
10,000	5.500%, 4/12/2037	4,788
	Venezuela Government International Bond
80,000	13.625%, 8/15/2018	78,800
30,000	13.625%, 8/15/2018	29,550
1,120,000	7.750%, 10/13/2019	781,200
292,000	6.000%, 12/9/2020	174,470
490,000	9.000%, 5/7/2023	335,650
460,000	8.250%, 10/13/2024	295,550
320,000	7.650%, 4/21/2025	199,200
40,000	9.250%, 5/7/2028	26,600
1,420,000	11.950%, 8/5/2031	1,125,350
30,000	7.000%, 3/31/2038	17,175

	Total Venezuela	3,794,722

	Total Long-Term Fixed Income (cost $60,332,139)	62,106,411

Shares	Preferred Stock (0.2%)	Value
Germany (0.2%)
9,625	Draegerwerk AG & Company KGaA	1,008,342

	Total Germany	1,008,342

	Total Preferred Stock (cost $944,303)	1,008,342

Principal Amount	Short-Term Investments (0.8%)[k]	Value
	Federal Home Loan Bank Discount Notes
3,400,000	0.015%, 12/9/2011[l]	3,399,946
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.020%, 11/28/2011[l]	1,999,970
	Federal National Mortgage Association Discount Notes
100,000	0.099%, 2/22/2012[l,m]	99,969

	Total Short-Term Investments (at amortized cost)	5,499,885

	Total Investments (cost $656,214,574) 98.1%	$645,309,265

	Other Assets and Liabilities, Net 1.9%	12,513,883

	Total Net Assets 100.0%	$657,823,148

a	Non-income producing security.
b	Security is fair valued.
c	Principal amount is displayed in Euros.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2011.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $4,731,674 or 0.7% of total net assets.
f	Defaulted security. Interest is not being accrued.
g	Principal amount is displayed in Chinese Yuan.
h	Principal amount is displayed in Mexican Pesos.
i	Principal amount is displayed in South African Rand.
j	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
m	At October 31, 2011, $99,969 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$43,367,924
Gross unrealized depreciation	(57,032,956)

Net unrealized appreciation (depreciation)	($13,665,032)

Cost for federal income tax purposes	$658,974,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	93,194,157	–	93,194,157	–
Consumer Staples	56,433,980	2,883,150	53,550,830	–
Energy	50,514,146	11,481,239	39,032,907	–
Financials	98,882,462	9,674,053	89,208,409	–
Health Care	42,250,354	3,784,752	38,465,602	–
Industrials	91,857,291	1,042,560	90,341,129	473,602
Information Technology	37,863,742	1,127,164	36,736,578	–
Materials	78,088,673	4,436,800	73,651,873	–
Telecommunications Services	21,578,947	3,485,248	18,093,699	–
Utilities	6,030,875	–	6,030,875	–
Long-Term Fixed Income
Basic Materials	2,253,422	–	2,253,422	–
Communications Services	476,525	–	476,525	–
Consumer Cyclical	245,463	–	245,463	–
Consumer Non-Cyclical	325,510	–	325,500	10
Energy	5,714,875	–	5,714,875	–
Financials	1,274,235	–	901,668	372,567
Foreign Government	49,243,705	–	49,243,705	–
Transportation	350,445	–	350,445	–
U.S. Government and Agencies	601,336	–	601,336	–
Utilities	1,620,895	–	1,620,895	–
Preferred Stock
Health Care	1,008,342	–	1,008,342	–
Short-Term Investments	5,499,885	–	5,499,885	–

Total	$645,309,265	$37,914,966	$606,548,120	$846,179

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	18,954	18,954	–	–
Foreign Currency Forward Contracts	276,349	–	276,349	–

Total Asset Derivatives	$295,303	$18,954	$276,349	$–
Liability Derivatives
Futures Contracts	23,775	23,775	–	–
Foreign Currency Forward Contracts	210,157	–	210,157	–

Total Liability Derivatives	$233,932	$23,775	$210,157	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Common Stock
Industrials	-	-	473,602	-	-	-	-	473,602
Long-Term Fixed Income
Basic Materials	99,620	-	798	-	-	-	(100,418)	-
Consumer Non-Cyclical	-	-	(2,847)	-	-	2,857	-	10
Energy	196,778	-	6,222	-	-	-	(203,000)	-
Financials	338,644	-	33,923	-	-	-	-	372,567

Total	$635,042	$-	$511,698	$-	$-	$2,857	($303,418)	$846,179

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of $405,979.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	3	December 2011	$661,559	$660,843	($716)
5-Yr. U.S. Treasury Bond Futures	42	December 2011	5,130,640	5,149,594	18,954
10-Yr. U.S. Treasury Bond Futures	(3)	December 2011	(387,089)	(387,188)	(99)
20-Yr. U.S. Treasury Bond Futures	5	December 2011	715,587	695,158	(20,429)
Mini MSCI EAFE Index Futures	11	December 2011	816,618	814,495	(2,123)
Ultra Long Term U.S. Treasury Bond Futures	(1)	December 2011	(151,967)	(152,375)	(408)
Total Futures Contracts					($4,821)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	SSB	50,474	11/2/2011	$54,101	$53,192	($909)
Brazilian Real	DB	69,845	11/7/2011	39,360	40,622	1,262
Brazilian Real	UBS	140,657	11/7/2011	81,000	81,806	806
Chinese Yuan	CITI	3,270,264	5/9/2012	514,031	515,984	1,953
Chinese Yuan	HSBC	8,258,232	1/18/2012 - 5/9/2012	1,298,398	1,301,915	3,517
Chinese Yuan	DB	2,268,841	1/18/2012	355,000	357,348	2,348
Chinese Yuan	JPM	1,004,328	3/1/2012	158,812	158,310	(502)
Chinese Yuan	BB	2,908,658	3/1/2012	458,000	458,486	486
Chinese Yuan	MSC	3,250,000	5/9/2012	510,645	512,786	2,141
Euro	SSB	403,089	11/4/2011 - 12/21/2011	551,900	557,495	5,595
Euro	BOA	17,473	11/3/2011	24,190	24,177	(13)
Euro	CITI	234,000	12/21/2011	321,096	323,596	2,500
Euro	MSC	65,649	12/21/2011	90,120	90,786	666
Euro	SSB	15,464	11/1/2011 - 11/2/2011	21,910	21,397	(513)
Euro	BB	172,084	12/21/2011	231,582	237,973	6,391
Hungarian Forint	JPM	18,752,651	12/21/2011	94,969	84,660	(10,309)
Hungarian Forint	SSB	18,544,713	12/16/2011	85,107	83,761	(1,346)
Indian Rupee	CITI	19,859,800	11/14/2011 - 1/18/2012	397,707	403,460	5,753
Indian Rupee	DB	4,498,200	1/18/2012	90,000	91,256	1,256
Indian Rupee	HSBC	2,818,650	11/14/2011	57,000	57,741	741
Indonesian Rupiah	HSBC	2,055,948,999	12/15/2011	229,331	231,217	1,886
Indonesian Rupiah	CSFB	717,659,999	11/21/2011	81,000	80,912	(88)
Indonesian Rupiah	CITI	1,284,864,999	11/7/2011 - 12/15/2011	141,000	144,822	3,822
Israeli Shekel	DB	210,433	12/21/2011	57,000	58,035	1,035
Japanese Yen	BOA	16,379,487	11/4/2011	209,566	209,510	(56)
Malaysian Ringgit	RBS	1,468,199	1/18/2012	468,430	477,391	8,961
Malaysian Ringgit	BB	179,379	1/18/2012	57,000	58,326	1,326
Malaysian Ringgit	CITI	611,391	1/18/2012	194,000	198,797	4,797
Mexican Peso	CSFB	977,507	12/21/2011	79,000	73,007	(5,993)
Mexican Peso	DB	977,546	12/21/2011	79,000	73,010	(5,990)
Mexican Peso	SSB	11,417,230	12/21/2011	844,858	852,717	7,859
Mexican Peso	HSBC	1,796,774	12/21/2011	143,000	134,196	(8,804)
Mexican Peso	BB	5,677,138	11/29/2011 - 12/21/2011	428,917	424,233	(4,684)
Mexican Peso	RBC	2,399,066	11/29/2011	178,773	179,532	759
Philippines Peso	JPM	2,465,763	11/14/2011	57,000	57,801	801
Philippines Peso	CITI	6,696,620	11/14/2011	155,000	156,979	1,979
Philippines Peso	DB	2,462,270	11/14/2011	56,500	57,719	1,219
Philippines Peso	BB	2,465,193	11/14/2011	57,000	57,788	788
Polish Zloty	JPM	242,279	12/21/2011	80,886	75,821	(5,065)
Polish Zloty	BB	124,367	12/21/2011	41,521	38,920	(2,601)
Russian Ruble	CITI	3,691,890	1/18/2012	114,000	120,185	6,185
Singapore Dollar	CITI	146,591	12/21/2011	114,000	116,848	2,848
Singapore Dollar	BOA	73,779	12/21/2011	57,000	58,809	1,809
South African Rand	UBS	450,853	12/21/2011	57,000	56,436	(564)
South African Rand	SSB	491,905	12/21/2011	62,932	61,575	(1,357)
South African Rand	JPM	559,581	12/21/2011	79,000	70,046	(8,954)
South Korea Won	BB	66,496,200	11/14/2011	57,000	60,021	3,021
South Korea Won	HSBC	133,270,750	11/14/2011	113,500	120,294	6,794
South Korea Won	CSFB	667,046,525	1/18/2012	568,304	601,371	33,067
South Korea Won	CITI	420,118,500	11/7/2011 - 1/18/2012	361,000	378,850	17,850
Taiwan Dollar	MSC	1,723,224	11/14/2011	57,000	57,626	626
Taiwan Dollar	CITI	1,727,670	11/14/2011	57,000	57,775	775
Taiwan Dollar	RBS	3,441,980	11/14/2011	113,000	115,103	2,103
Taiwan Dollar	HSBC	1,723,509	11/14/2011	57,000	57,636	636
Turkish Lira	JPM	144,994	12/21/2011	78,000	81,107	3,107
Total Purchases				$11,019,446	$11,111,166	$91,720

Sales
Brazilian Real	BB	103,488	11/7/2011	$56,000	$60,188	($4,188)
Brazilian Real	RBC	615,070	1/18/2012	332,974	352,124	(19,150)
Brazilian Real	MSC	139,885	11/7/2011	80,649	81,357	(708)
Chinese Yuan	DB	1,018,880	3/1/2012	160,000	160,604	(604)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Chinese Yuan	CITI	2,017,778	1/18/2012 - 3/1/2012	$316,241	$317,931	($1,690)
Chinese Yuan	RBS	3,763,611	5/9/2012	589,353	593,824	(4,471)
Chinese Yuan	BB	6,909,990	3/1/2012 - 5/9/2012	1,081,000	1,090,107	(9,107)
Danish Krone	SSB	1,231,523	11/1/2011	234,598	229,010	5,588
Danish Krone	BOA	704,956	11/2/2011	134,032	131,091	2,941
Euro	DB	316,619	11/21/2011	436,783	437,979	(1,196)
Euro	JPM	1,186,022	11/21/2011 -	1,619,747	1,640,523	(20,776)
			12/21/2011
Euro	RBC	83,359	12/21/2011	113,948	115,275	(1,327)
Euro	CITI	377,684	12/21/2011	523,247	522,294	953
Euro	RBS	543,000	12/21/2011	742,129	750,908	(8,779)
Euro	SSB	276,224	12/16/2011 -	380,006	381,991	(1,985)
			12/21/2011
Euro	CSFB	305,000	12/21/2011	405,296	421,780	(16,484)
Euro	BB	954,491	11/4/2011 - 12/21/2011	1,337,499	1,320,021	17,478
Euro	MSC	57,000	12/21/2011	79,278	78,825	453
Hungarian Forint	SSB	18,544,713	12/16/2011	87,122	83,761	3,361
Hungarian Forint	BB	934,651	12/21/2011	4,267	4,220	47
Hungarian Forint	CITI	17,818,000	12/21/2011	80,659	80,440	219
Indian Rupee	CITI	4,034,400	11/14/2011	80,000	82,646	(2,646)
Indonesian Rupiah	DB	515,330,000	11/21/2011	58,000	58,100	(100)
Indonesian Rupiah	HSBC	513,285,000	11/7/2011	57,000	57,960	(960)
Indonesian Rupiah	CITI	192,755,000	11/7/2011	21,646	21,766	(120)
Israeli Shekel	DB	210,433	12/21/2011	57,442	58,035	(593)
Japanese Yen	BOA	33,630,340	11/2/2011	443,536	430,166	13,370
Japanese Yen	SSB	3,728,407	11/1/2011	49,050	47,690	1,360
Mexican Peso	DB	5,676,627	12/21/2011	413,287	423,970	(10,683)
Mexican Peso	CITI	6,294,600	12/21/2011	494,238	470,125	24,113
Mexican Peso	JPM	2,421,428	12/21/2011	174,500	180,849	(6,349)
Polish Zloty	SSB	366,645	12/21/2011	115,203	114,741	462
Russian Ruble	BB	3,691,890	1/18/2012	115,120	120,185	(5,065)
Singapore Dollar	HSBC	96,800	12/21/2011	76,042	77,159	(1,117)
Singapore Dollar	CITI	123,570	12/21/2011	97,000	98,498	(1,498)
South African Rand	HSBC	13,303,540	12/15/2011	1,660,971	1,666,600	(5,629)
South African Rand	MSC	2,329,049	12/21/2011	321,625	291,543	30,082
South African Rand	BB	951,052	12/21/2011	123,606	119,049	4,557
South African Rand	SSB	1,079,718	12/21/2011	134,161	135,155	(994)
South Korea Won	DB	135,556,300	11/30/2011	121,000	122,398	(1,398)
South Korea Won	CITI	20,344,573	11/7/2011	18,010	18,370	(360)
Swiss Franc	SSB	14,091	11/1/2011	16,375	16,052	323
Turkish Lira	BB	144,550	12/21/2011	78,000	80,858	(2,858)
Total Sales				$13,520,640	$13,546,168	($25,528)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$66,192

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$18,954
Total Interest Rate Contracts		18,954

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	276,349
Total Foreign Exchange Contracts		276,349
Total Asset Derivatives		$295,303
Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	21,652
Total Interest Rate Contracts		21,652

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,123
Total Equity Contracts		2,123

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	210,157
Total Foreign Exchange Contracts		210,157
Total Liability Derivatives		$233,932

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	118,162

Total Interest Rate Contracts		118,162

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(548,504)

Total Equity Contracts		(548,504)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(771,784)

Total Foreign Exchange Contracts		(771,784)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,118)

Total Credit Contracts		(1,118)
Total		($1,203,244)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,698)
Total Interest Rate Contracts		(2,698)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(142,353)
Total Equity Contracts		(142,353)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	147,765
Total Foreign Exchange Contracts		147,765
Total		$2,714

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$5,144,509	1.6%	N/A	N/A
Interest Rate Contracts	4,970,648	1.5	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$24,845,414	7.7

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (99.5%)	Value
Consumer Discretionary (13.8%)
55,041	Amazon.com, Inc.[a]	$11,751,804
356,700	Comcast Corporation	8,364,615
105,478	Discovery Communications, Inc.[a]	4,584,074
218,300	Las Vegas Sands Corporation[a]	10,249,185
171,050	Target Corporation	9,364,987

	Total Consumer Discretionary	44,314,665

Consumer Staples (11.4%)
285,500	Altria Group, Inc.	7,865,525
141,710	Anheuser-Busch InBev NV ADR	7,860,654
94,797	British American Tobacco plc ADR	8,745,023
217,500	Wal-Mart Stores, Inc.	12,336,600

	Total Consumer Staples	36,807,802

Energy (12.4%)
93,471	Apache Corporation	9,312,516
98,121	Baker Hughes, Inc.	5,690,037
164,660	ENSCO International plc ADR	8,177,015
162,964	Peabody Energy Corporation	7,067,749
631,900	Weatherford International, Ltd.[a]	9,794,450

	Total Energy	40,041,767

Financials (5.0%)
100,000	Citigroup, Inc.	3,159,000
12,100	CME Group, Inc.	3,334,276
143,239	J.P. Morgan Chase & Company	4,978,988
182,600	Wells Fargo & Company	4,731,166

	Total Financials	16,203,430

Health Care (11.4%)
120,624	Amgen, Inc.	6,908,137
130,000	Baxter International, Inc.	7,147,400
95,119	McKesson Corporation	7,756,954
390,269	Mylan, Inc.[a]	7,637,564
149,800	UnitedHealth Group, Inc.	7,188,902

	Total Health Care	36,638,957

Industrials (10.8%)
73,200	Boeing Company	4,815,828
63,050	Caterpillar, Inc.	5,955,703
92,400	Honeywell International, Inc.	4,841,760
51,200	Parker Hannifin Corporation	4,175,360
36,800	Precision Castparts Corporation	6,003,920
74,321	Union Pacific Corporation	7,400,142
9,400	W.W. Grainger, Inc.	1,610,314

	Total Industrials	34,803,027

Information Technology (32.5%)
171,236	Akamai Technologies, Inc.[a]	4,613,098
56,352	Apple, Inc.[a]	22,810,163
19,750	Baidu.com, Inc. ADR[a]	2,768,555
107,200	Broadcom Corporation[a]	3,868,848
100,898	Cognizant Technology Solutions Corporation[a]	7,340,330
98,550	eBay, Inc.[a]	3,136,846
275,606	EMC Corporation[a]	6,755,103
33,077	F5 Networks, Inc.[a]	3,438,354
20,153	Google, Inc.[a]	11,943,474
57,750	Microsoft Corporation	1,537,882
199,620	NVIDIA Corporation[a]	2,954,376
342,614	Oracle Corporation	11,227,461
174,050	QUALCOMM, Inc.	8,980,980
51,215	Red Hat, Inc.[a]	2,542,825
36,738	Salesforce.com, Inc.[a]	4,892,399

Shares	Common Stock (99.5%)	Value
Information Technology (32.5%) - continued
57,871	VMware, Inc.[a]	$5,656,890

	Total Information Technology	104,467,584

Materials (2.2%)
174,094	Freeport-McMoRan Copper & Gold, Inc.	7,009,025

	Total Materials	7,009,025

	Total Common Stock (cost $307,917,690)	320,286,257

	Total Investments (cost $307,917,690) 99.5%	$320,286,257

	Other Assets and Liabilities, Net 0.5%	1,729,621

	Total Net Assets 100.0%	$322,015,878

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$19,324,303
Gross unrealized depreciation	(7,224,967)

Net unrealized appreciation (depreciation)	$12,099,336

Cost for federal income tax purposes	$308,186,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	44,314,665	44,314,665	–	–
Consumer Staples	36,807,802	36,807,802	–	–
Energy	40,041,767	40,041,767	–	–
Financials	16,203,430	16,203,430	–	–
Health Care	36,638,957	36,638,957	–	–
Industrials	34,803,027	34,803,027	–	–
Information Technology	104,467,584	104,467,584	–	–
Materials	7,009,025	7,009,025	–	–
Total	$320,286,257	$320,286,257	$–	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	129,343
Total Equity Contracts		129,343
Total		$129,343

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(4,833)
Total Equity Contracts		(4,833)
Total		($4,833)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	30

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$2,018,813	$58,901,137	$60,919,950	–	$–	$14,159
Total Value and Income Earned	2,018,813				–	14,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (98.6%)	Value
Consumer Discretionary (9.0%)
75,566	Carnival Corporation	$2,660,679
103,210	CBS Corporation	2,663,850
136,140	Harley-Davidson, Inc.	5,295,846
240,791	Lowe’s Companies, Inc.	5,061,427
256,598	Macy’s, Inc.	7,833,937
238,280	News Corporation	4,253,298
66,826	Omnicom Group, Inc.	2,972,420
93,000	Target Corporation	5,091,750
84,580	Time Warner Cable, Inc.	5,386,900
126,980	Viacom, Inc.	5,568,073

	Total Consumer Discretionary	46,788,180

Consumer Staples (9.0%)
231,160	Altria Group, Inc.	6,368,458
137,503	Diageo plc ADR	11,396,249
373,896	Kraft Foods, Inc.	13,153,661
75,267	Philip Morris International, Inc.	5,258,905
79,773	Unilever NV ADR	2,754,562
137,680	Wal-Mart Stores, Inc.	7,809,210

	Total Consumer Staples	46,741,045

Energy (13.0%)
137,610	Anadarko Petroleum Corporation	10,802,385
82,043	Baker Hughes, Inc.	4,757,674
128,939	Chevron Corporation	13,545,042
216,248	ConocoPhillips	15,061,673
222,182	ENSCO International plc ADR	11,033,558
37,656	Exxon Mobil Corporation	2,940,557
55,767	Occidental Petroleum Corporation	5,182,985
289,620	Weatherford International, Ltd.[a]	4,489,110

	Total Energy	67,812,984

Financials (23.2%)
175,577	ACE, Ltd.	12,667,881
78,480	Allstate Corporation	2,067,163
163,460	Aon Corporation	7,620,505
116,643	Citigroup, Inc.	3,684,752
50,254	Goldman Sachs Group, Inc.	5,505,326
537,633	J.P. Morgan Chase & Company	18,688,123
447,270	KKR & Company, LP	6,029,200
127,009	MetLife, Inc.	4,465,636
278,370	Principal Financial Group, Inc.	7,176,379
155,950	State Street Corporation	6,298,820
123,863	SVB Financial Group[a,b]	5,690,266
76,146	Travelers Companies, Inc.	4,443,119
158,000	U.S. Bancorp	4,043,220
458,317	Unum Group	10,926,277
68,890	Vanguard REIT ETF[b]	4,005,265
682,245	Wells Fargo & Company	17,676,968

	Total Financials	120,988,900

Health Care (12.0%)
201,980	Baxter International, Inc.	11,104,860
190,786	Covidien plc	8,974,573
140,392	Johnson & Johnson	9,039,841
997,030	Pfizer, Inc.	19,202,798
184,713	UnitedHealth Group, Inc.	8,864,377
99,531	Zimmer Holdings, Inc.[a]	5,238,317

	Total Health Care	62,424,766

Industrials (11.8%)
1,014,692	General Electric Company	16,955,503
122,846	Honeywell International, Inc.	6,437,130

Shares	Common Stock (98.6%)	Value
Industrials (11.8%) - continued
63,640	Parker Hannifin Corporation	$5,189,842
154,150	SPX Corporation	8,418,132
354,464	Textron, Inc.[b]	6,883,691
117,722	United Technologies Corporation	9,179,962
172,261	WESCO International, Inc.[a]	8,347,768

	Total Industrials	61,412,028

Information Technology (9.4%)
105,280	Avnet, Inc.[a]	3,191,037
633,940	Cisco Systems, Inc.	11,746,908
58,719	International Business Machines Corporation	10,841,289
220,091	Microsoft Corporation	5,861,023
91,813	Oracle Corporation	3,008,712
251,780	Texas Instruments, Inc.	7,737,200
191,583	Xilinx, Inc.	6,410,367

	Total Information Technology	48,796,536

Materials (4.0%)
300,978	Dow Chemical Company	8,391,267
160,851	E.I. du Pont de Nemours and Company	7,732,107
72,811	Sigma-Aldrich Corporation	4,767,664

	Total Materials	20,891,038

Telecommunications Services (3.0%)
180,853	AT&T, Inc.	5,300,801
274,219	Verizon Communications, Inc.	10,140,619

	Total Telecommunications Services	15,441,420

Utilities (4.2%)
280,860	Exelon Corporation	12,467,375
439,150	NiSource, Inc.	9,700,824

	Total Utilities	22,168,199

	Total Common Stock (cost $487,054,465)	513,465,096

Shares	Collateral Held for Securities Loaned (2.2%)	Value
11,556,500	Thrivent Financial Securities Lending Trust	11,556,500

	Total Collateral Held for Securities Loaned (cost $11,556,500)	11,556,500

Principal Amount	Short-Term Investments (0.8%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
$4,000,000	0.020%, 12/5/2011	3,999,925

	Total Short-Term Investments (at amortized cost)	3,999,925

	Total Investments (cost $502,610,890) 101.6%	$529,021,521

	Other Assets and Liabilities, Net (1.6%)	(8,437,828)

	Total Net Assets 100.0%	$520,583,693

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2011

c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$49,026,046
Gross unrealized depreciation	(23,068,146)
Net unrealized appreciation (depreciation)	$25,957,900

Cost for federal income tax purposes	$503,063,621

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	46,788,180	46,788,180	–	–
Consumer Staples	46,741,045	46,741,045	–	–
Energy	67,812,984	67,812,984	–	–
Financials	120,988,900	120,988,900	–	–
Health Care	62,424,766	62,424,766	–	–
Industrials	61,412,028	61,412,028	–	–
Information Technology	48,796,536	48,796,536	–	–
Materials	20,891,038	20,891,038	–	–
Telecommunications Services	15,441,420	15,441,420	–	–
Utilities	22,168,199	22,168,199	–	–
Collateral Held for Securities Loaned	11,556,500	11,556,500	–	–
Short-Term Investments	3,999,925	–	3,999,925	–
Total	$529,021,521	$525,021,596	$3,999,925	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$17,426,288	$165,679,793	$171,549,581	11,556,500	$11,556,500	$14,209
Total Value and Income Earned	17,426,288				11,556,500	14,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (11.0%)
126,700	Amazon.com, Inc.[a]	$27,051,717
145,680	CBS Corporation	3,760,001
821,300	Comcast Corporation	19,259,485
255,815	Discovery Communications, Inc.[a]	11,117,720
190,600	Harley-Davidson, Inc.	7,414,340
502,530	Las Vegas Sands Corporation[a]	23,593,783
351,610	Lowe’s Companies, Inc.	7,390,842
387,650	Macy’s, Inc.	11,834,955
59,100	McDonald’s Corporation	5,487,435
333,430	News Corporation	5,951,725
99,150	Omnicom Group, Inc.	4,410,192
523,920	Target Corporation	28,684,620
118,340	Time Warner Cable, Inc.	7,537,075
179,240	Viacom, Inc.	7,859,674

	Total Consumer Discretionary	171,353,564

Consumer Staples (12.5%)
984,530	Altria Group, Inc.	27,123,801
326,358	Anheuser-Busch InBev NV ADR	18,103,078
238,687	British American Tobacco plc ADR	22,018,876
129,400	Campbell Soup Company	4,302,550
76,500	Coca-Cola Company	5,226,480
55,800	Colgate-Palmolive Company	5,042,646
194,100	Diageo plc ADR	16,087,008
60,000	Dr. Pepper Snapple Group, Inc.	2,247,000
125,500	General Mills, Inc.	4,835,515
93,100	H.J. Heinz Company	4,975,264
132,800	Hormel Foods Corporation	3,913,616
73,600	Kimberly-Clark Corporation	5,130,656
537,307	Kraft Foods, Inc.	18,902,460
83,100	PepsiCo, Inc.	5,231,145
105,279	Philip Morris International, Inc.	7,355,844
83,400	Procter & Gamble Company	5,336,766
693,680	Wal-Mart Stores, Inc.	39,345,530

	Total Consumer Staples	195,178,235

Energy (12.0%)
194,250	Anadarko Petroleum Corporation	15,248,625
215,381	Apache Corporation	21,458,409
340,775	Baker Hughes, Inc.	19,761,542
218,110	Chevron Corporation	22,912,456
316,230	ConocoPhillips	22,025,420
692,881	ENSCO International plc ADR	34,408,470
78,370	Occidental Petroleum Corporation	7,283,708
375,346	Peabody Energy Corporation	16,278,756
1,863,850	Weatherford International, Ltd.[a]	28,889,675

	Total Energy	188,267,061

Financials (12.9%)
246,660	ACE, Ltd.	17,796,519
230,740	Aon Corporation	10,757,099
410,496	Citigroup, Inc.	12,967,569
27,900	CME Group, Inc.	7,688,124
97,900	Genworth Financial, Inc.[a]	624,602
74,650	Goldman Sachs Group, Inc.	8,177,907
1,089,904	J.P. Morgan Chase & Company	37,885,063
628,640	KKR & Company, LPb	8,474,067
187,510	MetLife, Inc.	6,592,852
411,473	Principal Financial Group, Inc.	10,607,774
222,570	State Street Corporation	8,989,602
174,850	SVB Financial Group[a,c]	8,032,609
221,130	U.S. Bancorp	5,658,717

Shares	Common Stock (98.7%)	Value
Financials (12.9%) - continued
673,250	Unum Group	$16,050,280
97,520	Vanguard REIT ETF[b]	5,669,813
1,375,150	Wells Fargo & Company	35,630,136

	Total Financials	201,602,733

Health Care (12.4%)
101,800	Abbott Laboratories	5,483,966
331,290	Amgen, Inc.	18,972,978
588,250	Baxter International, Inc.	32,341,985
131,400	Bristol-Myers Squibb Company	4,150,926
279,590	Covidien plc	13,151,914
142,400	Eli Lilly and Company	5,291,584
90,600	Forest Laboratories, Inc.[a]	2,835,780
195,820	Johnson & Johnson	12,608,850
219,091	McKesson Corporation	17,866,871
929,550	Mylan, Inc.[a]	18,191,293
1,395,083	Pfizer, Inc.	26,869,299
610,630	UnitedHealth Group, Inc.	29,304,134
145,850	Zimmer Holdings, Inc.[a]	7,676,085

	Total Health Care	194,745,665

Industrials (10.7%)
168,600	Boeing Company	11,092,194
145,300	Caterpillar, Inc.	13,725,038
1,419,230	General Electric Company	23,715,333
393,660	Honeywell International, Inc.	20,627,784
208,860	Parker Hannifin Corporation	17,032,533
84,800	Precision Castparts Corporation	13,835,120
217,890	SPX Corporation	11,898,973
500,230	Textron, Inc.	9,714,467
171,104	Union Pacific Corporation	17,036,825
165,500	United Technologies Corporation	12,905,690
21,600	W.W. Grainger, Inc.	3,700,296
256,660	WESCO International, Inc.[a]	12,437,744

	Total Industrials	167,721,997

Information Technology (20.0%)
394,362	Akamai Technologies, Inc.[a]	10,624,112
129,778	Apple, Inc.[a]	52,531,539
45,500	Baidu.com, Inc. ADR[a]	6,378,190
246,800	Broadcom Corporation[a]	8,907,012
878,130	Cisco Systems, Inc.	16,271,749
232,338	Cognizant Technology Solutions Corporation[a]	16,902,589
226,800	eBay, Inc.[a]	7,219,044
634,700	EMC Corporation[a]	15,556,497
76,147	F5 Networks, Inc.[a]	7,915,481
46,342	Google, Inc.[a]	27,464,123
82,880	International Business Machines Corporation	15,302,134
21,200	JDS Uniphase Corporation[a]	254,400
440,840	Microsoft Corporation	11,739,569
459,680	NVIDIA Corporation[a]	6,803,264
923,940	Oracle Corporation	30,277,514
400,650	QUALCOMM, Inc.	20,673,540
118,052	Red Hat, Inc.[a]	5,861,282
84,644	Salesforce.com, Inc.[a]	11,272,041
580,060	Texas Instruments, Inc.	17,825,244
133,151	VMware, Inc.[a]	13,015,510
281,360	Xilinx, Inc.	9,414,306

	Total Information Technology	312,209,140

Materials (3.0%)
33,900	AK Steel Holding Corporation[b]	282,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (98.7%)	Value
Materials (3.0%) - continued
420,130	Dow Chemical Company	$11,713,224
224,541	E.I. du Pont de Nemours and Company	10,793,686
400,885	Freeport-McMoRan Copper & Gold, Inc.	16,139,630
104,241	Sigma-Aldrich Corporation	6,825,701
20,600	United States Steel Corporation[b]	522,416

	Total Materials	46,277,044

Telecommunications Services (1.2%)
181,200	AT&T, Inc.	5,310,972
382,464	Verizon Communications, Inc.	14,143,519

	Total Telecommunications Services	19,454,491

Utilities (3.0%)
90,700	Consolidated Edison, Inc.	5,248,809
255,300	Duke Energy Corporation	5,213,226
393,000	Exelon Corporation	17,445,270
618,710	NiSource, Inc.	13,667,304
123,400	Southern Company	5,330,880

	Total Utilities	46,905,489

	Total Common Stock (cost $1,436,354,834)	1,543,715,419

Shares	Collateral Held for Securities Loaned (0.4%)	Value
6,767,600	Thrivent Financial Securities Lending Trust	6,767,600

	Total Collateral Held for Securities Loaned (cost $6,767,600)	6,767,600

Principal Amount	Short-Term Investments (1.7%)[d]	Value
	Federal Home Loan Bank Discount Notes
$5,000,000	0.025%, 11/9/2011[e]	4,999,972
3,000,000	0.025%, 12/23/2011[e]	2,999,892
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.024%, 11/28/2011[e]	999,982
3,000,000	0.030%, 1/23/2012[e]	2,999,793
	Federal National Mortgage Association Discount Notes
2,000,000	0.020%, 12/21/2011[e]	1,999,944
875,000	0.105%, 2/22/2012[e,f]	874,716
	Nieuw Amsterdam Receivables Corporation
7,565,000	0.100%, 11/1/2011[e]	7,565,000
	Straight-A Funding, LLC
4,000,000	0.130%, 11/16/2011[e,g]	3,999,783

	Total Short-Term Investments (at amortized cost)	26,439,082

	Total Investments (cost $1,469,561,516) 100.8%	$1,576,922,101

	Other Assets and Liabilities, Net (0.8%)	(13,181,546)

	Total Net Assets 100.0%	$1,563,740,555

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
f	At October 31, 2011, $399,870 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $3,999,783 or 0.3% of total net assets.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$151,687,702
Gross unrealized depreciation	(53,075,155)

Net unrealized appreciation (depreciation)	$98,612,547

Cost for federal income tax purposes	$1,478,309,554

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	171,353,564	171,353,564	–	–
Consumer Staples	195,178,235	195,178,235	–	–
Energy	188,267,061	188,267,061	–	–
Financials	201,602,733	201,602,733	–	–
Health Care	194,745,665	194,745,665	–	–
Industrials	167,721,997	167,721,997	–	–
Information Technology	312,209,140	312,209,140	–	–
Materials	46,277,044	46,277,044	–	–
Telecommunications Services	19,454,491	19,454,491	–	–
Utilities	46,905,489	46,905,489	–	–
Collateral Held for Securities Loaned	6,767,600	6,767,600	–	–
Short-Term Investments	26,439,082	–	26,439,082	–
Total	$1,576,922,101	$1,550,483,019	$26,439,082	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	72,409	72,409	–	–
Call Options Written	18,000	18,000	–	–
Total Asset Derivatives	$90,409	$90,409	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	4	December 2011	$1,176,891	$1,249,300	$72,409
Total Futures Contracts					$72,409

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	40	$1,305.00	November 2011	($13,000)	$6,900
S&P 500 Mini-Futures Call Option	40	1,315.00	November 2011	(9,300)	11,100
Total Call Options Written				($22,300)	$18,000

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	18,000
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	72,409
Total Equity Contracts		90,409
Total Asset Derivatives		$90,409

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(391,552)
Futures	Net realized gains/(losses) on Futures contracts	3,833,059
Total Equity Contracts		3,441,507
Total		$3,441,507

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	12,062
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,248,982)
Total Equity Contracts		(1,236,920)
Total		($1,236,920)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$15,913,128	0.9%	95

*    Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$67,901,380	$503,535,728	$564,669,508	6,767,600	$6,767,600	$123,413
Total Value and Income Earned	67,901,380				6,767,600	123,413

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Shares	Common Stock (63.6%)	Value
Consumer Discretionary (7.7%)
7,300	Amazon.com, Inc.[a]	$1,558,623
151,268	Comcast Corporation	3,547,235
42,300	Discovery Communications, Inc.[a]	1,838,358
9,686	Dollar Tree, Inc.[a]	774,492
31,551	Foot Locker, Inc.	689,705
55,600	Las Vegas Sands Corporation[a]	2,610,420
4,400	Panera Bread Company[a]	588,236
63,578	Pier 1 Imports, Inc.[a]	795,361
15,517	Signet Jewelers, Ltd.	668,938
33,200	Target Corporation	1,817,700

	Total Consumer Discretionary	14,889,068

Consumer Staples (7.0%)
94,244	Altria Group, Inc.	2,596,422
32,029	Anheuser-Busch InBev NV ADR	1,776,649
29,836	British American Tobacco plc ADR	2,752,371
12,849	Corn Products International, Inc.	623,176
9,700	Herbalife, Ltd.	604,892
62,600	Wal-Mart Stores, Inc.	3,550,672
23,500	Whole Foods Market, Inc.	1,694,820

	Total Consumer Staples	13,599,002

Energy (7.8%)
28,031	Alpha Natural Resources, Inc.[a]	673,865
24,100	Anadarko Petroleum Corporation	1,891,850
19,711	Apache Corporation	1,963,807
33,058	Baker Hughes, Inc.	1,917,034
45,577	BP plc ADR	2,013,592
37,705	ENSCO International plc ADR	1,872,430
19,300	Marathon Oil Corporation	502,379
12,600	Newfield Exploration Company[a]	507,276
9,966	Oil States International, Inc.[a]	693,733
52,998	Patriot Coal Corporation[a]	665,655
50,129	Petroleum Geo-Services ASA[a]	544,640
124,800	Weatherford International, Ltd.[a]	1,934,400

	Total Energy	15,180,661

Financials (8.4%)
51,700	Aflac, Inc.	2,331,153
17,600	Aon Corporation	820,512
60,200	Citigroup, Inc.	1,901,718
162,700	Fifth Third Bancorp	1,954,027
51,100	Host Hotels & Resorts, Inc.	729,197
53,200	J.P. Morgan Chase & Company	1,849,232
22,781	Lazard, Ltd.	622,833
41,605	Ocwen Financial Corporation[a]	603,272
362,897	Popular, Inc.[a]	674,988
36,494	Prudential Financial, Inc.	1,977,975
23,036	Texas Capital Bancshares, Inc.[a]	645,008
61,800	Wells Fargo & Company	1,601,238
33,725	Zions Bancorporation	585,466

	Total Financials	16,296,619

Health Care (7.3%)
13,731	Covance, Inc.[a]	696,574
44,862	Covidien plc	2,110,308
28,300	iShares Nasdaq Biotechnology Index Fund[a,b]	2,779,909
27,811	McKesson Corporation	2,267,987
116,477	Pfizer, Inc.	2,243,347
42,388	UnitedHealth Group, Inc.	2,034,200
12,483	Varian Medical Systems, Inc.[a]	733,002
8,300	Waters Corporation[a]	664,996

Shares	Common Stock (63.6%)	Value
Health Care (7.3%) - continued
8,948	Watson Pharmaceuticals, Inc.[a]	$600,948

	Total Health Care	14,131,271

Industrials (8.4%)
19,410	BE Aerospace, Inc.[a]	732,339
40,689	Boeing Company	2,676,930
24,600	Caterpillar, Inc.	2,323,716
24,600	Deluxe Corporation	581,052
27,288	EMCOR Group, Inc.	684,110
14,405	FTI Consulting, Inc.[a,b]	567,701
16,634	Jacobs Engineering Group, Inc.[a]	645,399
76,503	Manitowoc Company, Inc.	847,653
15,688	Manpower, Inc.	676,781
26,509	Parker Hannifin Corporation	2,161,809
18,867	Republic Services, Inc.	536,955
13,287	SPX Corporation	725,603
38,586	United Technologies Corporation	3,008,936

	Total Industrials	16,168,984

Information Technology (11.9%)
34,333	Accenture plc	2,068,907
26,470	Akamai Technologies, Inc.[a]	713,102
5,469	Apple, Inc.[a]	2,213,742
59,688	Atmel Corporation[a]	630,305
49,100	Broadcom Corporation[a]	1,772,019
105,300	Cisco Systems, Inc.	1,951,209
13,500	Informatica Corporation[a]	614,250
39,100	NVIDIA Corporation[a]	578,680
60,018	Oracle Corporation	1,966,790
20,499	Plexus Corporation[a]	526,824
33,570	Polycom, Inc.[a]	554,912
32,300	Quest Software, Inc.[a]	568,157
12,100	Red Hat, Inc.[a]	600,765
49,211	Teradyne, Inc.[a]	704,701
60,033	Texas Instruments, Inc.	1,844,814
20,230	VMware, Inc.[a]	1,977,482
54,871	Xilinx, Inc.	1,835,984
120,978	Yahoo!, Inc.[a]	1,892,096

	Total Information Technology	23,014,739

Materials (2.3%)
37,600	Barrick Gold Corporation	1,861,200
27,700	Newmont Mining Corporation	1,851,191
8,965	Walter Energy, Inc.	678,202

	Total Materials	4,390,593

Utilities (2.8%)
72,126	Calpine Corporation[a]	1,094,151
35,591	Dominion Resources, Inc.	1,836,140
32,804	NextEra Energy, Inc.	1,850,146
18,158	Southwest Gas Corporation	716,878

	Total Utilities	5,497,315

	Total Common Stock (cost $117,267,822)	123,168,252

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Asset-Backed Securities (1.7%)
	Carrington Mortgage Loan Trust
$150,000	0.395%, 8/25/2036[c]	48,682
	Countrywide Asset-Backed Certificates
178,032	5.549%, 8/25/2021[d]	155,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Asset-Backed Securities (1.7%) - continued
	First Horizon ABS Trust
$458,440	0.375%, 10/25/2026[c,d]	$331,501
	GMAC Mortgage Corporation Loan Trust
552,609	0.425%, 8/25/2035[c,d]	343,194
511,191	0.425%, 12/25/2036[c,d]	314,263
	Green Tree Financial Corporation
255,658	6.330%, 11/1/2029	262,086
	GSAMP Trust
190,120	0.325%, 8/25/2036[c]	171,478
	Popular ABS Mortgage Pass- Through Trust
250,000	5.297%, 11/25/2035	168,997
	Renaissance Home Equity Loan Trust
1,233,566	5.608%, 5/25/2036	806,005
500,000	5.285%, 1/25/2037	206,898
	Wachovia Asset Securitization, Inc.
633,397	0.385%, 7/25/2037[c,d,e]	451,474

	Total Asset-Backed Securities	3,260,236

Basic Materials (0.7%)
	Alcoa, Inc.
250,000	5.400%, 4/15/2021	247,715
	ArcelorMittal
250,000	6.125%, 6/1/2018	256,780
200,000	5.250%, 8/5/2020[b]	194,180
	Dow Chemical Company
200,000	4.250%, 11/15/2020	205,668
	Gold Fields Orogen Holding BVI, Ltd.
200,000	4.875%, 10/7/2020[f]	186,250
	Noble Group, Ltd.
300,000	6.750%, 1/29/2020[f]	294,000

	Total Basic Materials	1,384,593

Capital Goods (0.6%)
	Boeing Capital Corporation
200,000	2.125%, 8/15/2016	203,794
	Danaher Corporation
200,000	2.300%, 6/23/2016	204,250
	Hutchinson Whampoa Finance, Ltd.
250,000	5.750%, 9/11/2019[f]	278,784
	Republic Services, Inc.
100,000	5.000%, 3/1/2020	111,170
200,000	5.250%, 11/15/2021	228,033
	Textron, Inc.
100,000	7.250%, 10/1/2019	110,928

	Total Capital Goods	1,136,959

Collateralized Mortgage Obligations (0.9%)
	Banc of America Mortgage Securities, Inc.
629,896	2.764%, 9/25/2035[c]	503,846
	Bear Stearns Mortgage Funding Trust
137,730	0.525%, 8/25/2036[c]	38,952
	HomeBanc Mortgage Trust
497,829	2.171%, 4/25/2037	271,914

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Collateralized Mortgage Obligations (0.9%) - continued
	J.P. Morgan Alternative Loan Trust
$498,168	2.669%, 3/25/2036	$267,319
	J.P. Morgan Mortgage Trust
23,579	5.543%, 6/25/2036	23,166
	Merrill Lynch Mortgage Investors, Inc.
618,264	2.628%, 6/25/2035	507,931
	Thornburg Mortgage Securities Trust
317,682	0.355%, 11/25/2046[c]	316,973

	Total Collateralized Mortgage Obligations	1,930,101

Commercial Mortgage-Backed Securities (3.3%)
	Banc of America Commercial Mortgage, Inc.
150,000	5.655%, 4/10/2049	130,132
	Bear Stearns Commercial Mortgage Securities, Inc.
227,845	5.613%, 6/11/2050	236,463
785,274	0.393%, 3/15/2022[c,e]	770,518
268,732	4.487%, 2/11/2041	274,965
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	261,774
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.373%, 12/15/2020[c,e]	912,110
750,000	0.423%, 6/15/2022[c,e]	687,766
	Credit Suisse Mortgage Capital Certificates
679,197	0.413%, 10/15/2021[c,f]	628,022
	Government National Mortgage Association
616,177	3.214%, 1/16/2040	645,090
	GS Mortgage Securities Corporation II
1,000,000	1.317%, 3/6/2020[c,f]	990,972
	Morgan Stanley Capital I
200,000	3.224%, 7/15/2049	205,556
	Morgan Stanley Capital, Inc.
197,000	5.406%, 3/15/2044	178,200
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	413,186
	WaMu Commercial Mortgage Securities Trust
16,820	3.830%, 1/25/2035[f]	16,869

	Total Commercial Mortgage- Backed Securities	6,351,623

Communications Services (0.9%)
	American Tower Corporation
200,000	5.050%, 9/1/2020	211,287
	CBS Corporation
200,000	8.875%, 5/15/2019	258,419
	Crown Castle Towers, LLC
200,000	4.883%, 8/15/2020[f]	204,448
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	122,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Communications Services (0.9%) - continued
	News America, Inc.
$125,000	6.400%, 12/15/2035	$140,622
	Qwest Communications International, Inc.
150,000	7.125%, 4/1/2018	153,375
	Rogers Communications, Inc.
40,000	8.750%, 5/1/2032	57,635
	SBA Tower Trust
200,000	5.101%, 4/15/2017[f]	217,900
	Telecom Italia Capital SA
200,000	5.250%, 10/1/2015	194,760
	Verizon Communications, Inc.
100,000	8.950%, 3/1/2039	158,900
	Virgin Media Secured Finance plc
100,000	5.250%, 1/15/2021	107,740

	Total Communications Services	1,827,786

Consumer Cyclical (0.5%)
	Ford Motor Credit Company, LLC
150,000	7.000%, 4/15/2015	163,500
100,000	5.000%, 5/15/2018	101,641
	Harley-Davidson Financial Services, Inc.
250,000	3.875%, 3/15/2016[f]	256,511
	Macy’s Retail Holdings, Inc.
100,000	7.450%, 7/15/2017	116,534
	RCI Banque SA
200,000	4.600%, 4/12/2016[f]	194,263
	University of Southern California
125,000	5.250%, 10/1/2111	145,266

	Total Consumer Cyclical	977,715

Consumer Non-Cyclical (1.0%)
	Altria Group, Inc.
200,000	9.700%, 11/10/2018	268,804
	AmerisourceBergen Corporation
200,000	4.875%, 11/15/2019	220,953
	Colgate-Palmolive Company
250,000	2.625%, 5/1/2017	262,619
	CVS Caremark Corporation
125,000	6.125%, 9/15/2039	151,815
	Energizer Holdings, Inc.
250,000	4.700%, 5/19/2021[f]	264,275
	HCA, Inc.
200,000	6.500%, 2/15/2020	209,500
	Kraft Foods, Inc.
250,000	5.375%, 2/10/2020	288,142
	Quest Diagnostics, Inc.
250,000	4.700%, 4/1/2021	267,553

	Total Consumer Non-Cyclical	1,933,661

Energy (0.9%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	280,409
	Cameron International Corporation
200,000	4.500%, 6/1/2021	214,049
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017	342,077
	Nabors Industries, Inc.
100,000	4.625%, 9/15/2021[f]	99,990

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Energy (0.9%) - continued
	NiSource Finance Corporation
$100,000	6.125%, 3/1/2022	$115,346
	Petrobras International Finance Company
200,000	5.375%, 1/27/2021	210,386
	Schlumberger Norge AS
100,000	4.200%, 1/15/2021[f]	109,371
	Transocean, Inc.
200,000	7.375%, 4/15/2018	224,560
	Valero Energy Corporation
200,000	6.125%, 2/1/2020[b]	229,659

	Total Energy	1,825,847

Financials (6.4%)
	Ally Financial, Inc.
100,000	4.500%, 2/11/2014	97,750
	Axis Specialty Finance, LLC
250,000	5.875%, 6/1/2020	249,986
	Bank of America Corporation
100,000	5.875%, 1/5/2021	97,913
	Barclays Bank plc
200,000	2.375%, 1/13/2014	197,498
	Barclays Bank plc, Convertible
500,000	1.000%, 6/25/2017[g]	534,550
	Bear Stearns Companies, LLC
200,000	6.400%, 10/2/2017	230,850
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[f]	159,820
	Boston Properties, LP
200,000	4.125%, 5/15/2021	196,134
	Capital One Capital V
150,000	10.250%, 8/15/2039	155,250
	Capital One Financial Corporation
200,000	2.125%, 7/15/2014	199,726
	Citigroup, Inc.
200,000	6.500%, 8/19/2013	211,869
250,000	1.302%, 4/1/2014[c]	240,720
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	216,936
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
300,000	4.750%, 1/15/2020[f]	332,721
	Credit Suisse Securities USA, LLC
300,000	1.000%, 4/28/2017[g]	289,800
	Danske Bank AS
250,000	3.875%, 4/14/2016[f]	246,133
	Fairfax Financial Holdings, Ltd.
200,000	5.800%, 5/15/2021[f]	188,468
	Fifth Third Bancorp
50,000	3.625%, 1/25/2016	51,271
200,000	5.450%, 1/15/2017	213,191
	FUEL Trust
200,000	3.984%, 6/15/2016[f]	197,784
	General Electric Capital Corporation
200,000	4.375%, 9/16/2020	203,525
100,000	5.300%, 2/11/2021	106,426
	Goldman Sachs Group, Inc., Convertible
21,430	2.600%, 3/16/2012[f,h]	244,602
422	0.500%, 3/30/2012[f,i]	284,200
4,750	0.250%, 11/9/2012[f,j]	124,056

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Financials (6.4%) - continued
	Health Care REIT, Inc.
$200,000	6.125%, 4/15/2020	$205,293
	HSBC Holdings plc
250,000	5.100%, 4/5/2021	269,267
165,000	6.500%, 5/2/2036	175,496
	ING Bank NV
200,000	5.000%, 6/9/2021[f]	205,284
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015	105,000
	J.P. Morgan Chase & Company
100,000	3.150%, 7/5/2016	100,170
100,000	4.350%, 8/15/2021[b]	100,033
	Jefferies Group, Inc.
250,000	5.125%, 4/13/2018	225,705
	KeyCorp
250,000	5.100%, 3/24/2021	259,918
	Liberty Property, LP
200,000	5.500%, 12/15/2016	217,021
	Marsh & McLennan Companies, Inc.
175,000	4.800%, 7/15/2021	188,711
	Merrill Lynch & Company, Inc.
200,000	6.875%, 4/25/2018	205,448
	Metropolitan Life Global Funding I
250,000	3.650%, 6/14/2018[f]	252,043
	Morgan Stanley
200,000	7.300%, 5/13/2019	214,621
200,000	5.500%, 1/26/2020	197,060
	Nationwide Building Society
200,000	6.250%, 2/25/2020[f]	207,785
	Nordea Eiendomskreditt AS
250,000	1.875%, 4/7/2014[f]	252,978
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	221,096
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	253,400
	Prudential Financial, Inc.
250,000	6.100%, 6/15/2017	272,880
100,000	5.700%, 12/14/2036	105,211
	Rabobank Capital Funding Trust II
101,000	5.260%, 12/29/2049[f,k]	97,008
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	322,421
	Simon Property Group, LP
200,000	4.375%, 3/1/2021	206,964
	SLM Corporation
100,000	6.250%, 1/25/2016	100,000
100,000	8.000%, 3/25/2020	104,000
	Swiss RE Capital I, LP
275,000	6.854%, 5/29/2049[f,k]	247,978
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	130,890
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	190,727
	USB Capital XIII Trust
200,000	6.625%, 12/15/2039	205,552
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	301,753
	Wachovia Corporation
150,000	5.250%, 8/1/2014	159,976

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Financials (6.4%) - continued
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
$225,000	6.750%, 9/2/2019[f]	$254,043
	Westpac Banking Corporation
250,000	1.099%, 3/31/2014[c,f]	250,722
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	240,949

	Total Financials	12,318,582

Foreign Government (0.9%)
	Bank Nederlandse Gemeenten
250,000	4.375%, 2/16/2021[f]	278,379
	Chile Government International Bond
200,000	3.875%, 8/5/2020	209,000
	Corporacion Andina de Fomento
250,000	5.750%, 1/12/2017	273,868
	Mexico Government International Bond
250,000	6.050%, 1/11/2040	293,125
	Poland Government International Bond
250,000	5.125%, 4/21/2021	255,000
	Province of New Brunswick
250,000	2.750%, 6/15/2018	257,641
	Province of Ontario
200,000	1.600%, 9/21/2016	197,767

	Total Foreign Government	1,764,780

Mortgage-Backed Securities (8.0%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
500,000	3.000%, 11/1/2026[l]	512,031
3,750,000	3.000%, 12/1/2026[l]	3,827,344
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,625,000	4.500%, 11/1/2041[l]	7,004,904
1,750,000	5.000%, 11/1/2041[l]	1,882,344
2,100,000	6.000%, 11/1/2041[l]	2,301,140

	Total Mortgage-Backed Securities	15,527,763

Technology (0.5%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	214,887
	Hewlett-Packard Company
250,000	4.300%, 6/1/2021	260,461
	Texas Instruments, Inc.
250,000	2.375%, 5/16/2016	258,555
	Xerox Corporation
200,000	4.500%, 5/15/2021	208,262

	Total Technology	942,165

Transportation (0.3%)
	American Airlines Pass Through Trust
93,862	10.375%, 7/2/2019	100,667
	CSX Corporation
200,000	3.700%, 10/30/2020	205,787
	Delta Air Lines, Inc.
98,568	4.950%, 11/23/2019[b]	98,568

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Transportation (0.3%) - continued
	ERAC USA Finance, LLC
$200,000	5.250%, 10/1/2020[f]	$215,854

	Total Transportation	620,876

U.S. Government and Agencies (6.9%)
	Federal Home Loan Mortgage Corporation
1,250,000	0.375%, 10/30/2013	1,248,392
	U.S. Treasury Bonds
1,230,000	4.375%, 5/15/2041	1,509,825
	U.S. Treasury Notes
1,750,000	1.500%, 12/31/2013	1,795,253
150,000	0.750%, 6/15/2014	151,512
1,100,000	2.375%, 9/30/2014	1,162,477
1,750,000	2.000%, 1/31/2016	1,839,687
100,000	1.500%, 6/30/2016	102,688
500,000	2.750%, 2/28/2018	540,938
100,000	3.125%, 5/15/2021	108,711
	U.S. Treasury Notes, TIPS
1,205,806	2.500%, 7/15/2016	1,402,975
1,326,150	1.875%, 7/15/2019	1,539,266
1,786,289	1.125%, 1/15/2021	1,964,220

	Total U.S. Government and Agencies	13,365,944

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	183,388

	Total U.S. Municipals	183,388

Utilities (1.5%)
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	270,590
	Comision Federal de Electricidad
200,000	4.875%, 5/26/2021[f]	204,000
	Energy Transfer Partners, LP
250,000	4.650%, 6/1/2021	248,178
	Enterprise Products Operating, LLC
200,000	5.200%, 9/1/2020	223,766
	Exelon Generation Company, LLC
145,000	5.750%, 10/1/2041	163,466
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	160,756
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[f]	259,289
	Kinder Morgan Energy Partners, LP
100,000	4.150%, 3/1/2022[b]	102,487
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	290,031
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	258,601
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	221,128
	Power Receivables Finance, LLC
31,120	6.290%, 1/1/2012[e]	31,146

Principal Amount	Long-Term Fixed Income (35.1%)	Value
Utilities (1.5%) - continued
	Union Electric Company
$350,000	6.400%, 6/15/2017	$414,852

	Total Utilities	2,848,290

	Total Long-Term Fixed Income (cost $68,237,732)	68,200,309

Shares	Mutual Funds (0.9%)	Value
Fixed Income Mutual Funds (0.9%)
366,132	Thrivent High Yield Fund	1,728,143

	Total Fixed Income Mutual Funds	1,728,143

	Total Mutual Funds (cost $1,400,000)	1,728,143

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
1,150	Citigroup, Inc., Convertible[m]	109,296
12,000	Federal National Mortgage Association, 8.250%[a,k]	23,520
4,000	HSBC Holdings plc, 8.000%[k]	107,000

	Total Financials	239,816

	Total Preferred Stock (cost $384,738)	239,816

Shares	Collateral Held for Securities Loaned (1.9%)	Value
3,606,713	Thrivent Financial Securities Lending Trust	3,606,713

	Total Collateral Held for Securities Loaned (cost $3,606,713)	3,606,713

Principal Amount	Short-Term Investments (8.0%)[n]	Value
	Federal Home Loan Bank Discount Notes
$14,500,000	0.025%, 11/18/2011[o]	14,499,829
	Federal National Mortgage Association Discount Notes
900,000	0.099%, 2/22/2012[o,p]	899,721

	Total Short-Term Investments (at amortized cost)	15,399,550

	Total Investments (cost $206,296,555) 109.6%	$212,342,783

	Other Assets and Liabilities, Net (9.6%)	(18,623,152)

	Total Net Assets 100.0%	$193,719,631

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
d	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$785,274
Commercial Mortgage Pass- Through Certificates	5/2/2007	$750,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$1,000,000
Power Receivables Finance, LLC	9/30/2003	$31,135
Wachovia Asset Securitization, Inc.	3/16/2007	$633,397

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $8,244,802 or 4.3% of total net assets.
g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	Denotes investments purchased on a when-issued or delayed delivery basis.
m	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note.

The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
p	At October 31, 2011, $499,845 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$14,474,384
Gross unrealized depreciation	(8,707,876)
Net unrealized appreciation (depreciation)	$5,766,508

Cost for federal income tax purposes	$206,576,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Balanced Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,889,068	14,889,068	–	–
Consumer Staples	13,599,002	13,599,002	–	–
Energy	15,180,661	14,636,021	544,640	–
Financials	16,296,619	16,296,619	–	–
Health Care	14,131,271	14,131,271	–	–
Industrials	16,168,984	16,168,984	–	–
Information Technology	23,014,739	23,014,739	–	–
Materials	4,390,593	4,390,593	–	–
Utilities	5,497,315	5,497,315	–	–
Long-Term Fixed Income
Asset-Backed Securities	3,260,236	–	3,260,236	–
Basic Materials	1,384,593	–	1,384,593	–
Capital Goods	1,136,959	–	1,136,959	–
Collateralized Mortgage Obligations	1,930,101	–	1,930,101	–
Commercial Mortgage-Backed Securities	6,351,623	–	6,351,623	–
Communications Services	1,827,786	–	1,609,886	217,900
Consumer Cyclical	977,715	–	977,715	–
Consumer Non-Cyclical	1,933,661	–	1,933,661	–
Energy	1,825,847	–	1,825,847	–
Financials	12,318,582	–	10,841,374	1,477,208
Foreign Government	1,764,780	–	1,764,780	–
Mortgage-Backed Securities	15,527,763	–	15,527,763	–
Technology	942,165	–	942,165	–
Transportation	620,876	–	620,876	–
U.S. Government and Agencies	13,365,944	–	13,365,944	–
U.S. Municipals	183,388	–	183,388	–
Utilities	2,848,290	–	2,848,290	–
Mutual Funds
Fixed Income Mutual Funds	1,728,143	1,728,143	–	–
Preferred Stock
Financials	239,816	239,816	–	–
Collateral Held for Securities Loaned	3,606,713	3,606,713	–	–
Short-Term Investments	15,399,550	–	15,399,550	–

Total	$212,342,783	$128,198,284	$82,449,391	$1,695,108

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	183,845	183,845	–	–
Credit Default Swaps	85,687	–	85,687	–

Total Asset Derivatives	$269,532	$183,845	$85,687	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	506,090	-	64,537	-	(119,153)	-	(451,474)	-
Communications Services	-	-	2,778	-	-	215,122	-	217,900
Financials	956,792	1,211	(136,359)	781,653	(126,089)	-	-	1,477,208
Transportation	780,429	64,271	(83,372)	-	(660,661)	-	(100,667)	-

Total	$2,243,311	$65,482	($152,416)	$781,653	($905,903)	$215,122	($552,141)	$1,695,108

* Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of ($118,165).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	December 2011	($3,306,517)	($3,304,219)	$2,298
10-Yr. U.S. Treasury Bond Futures	(65)	December 2011	(8,434,568)	(8,389,063)	45,505
20-Yr. U.S. Treasury Bond Futures	20	December 2011	2,777,092	2,780,625	3,533
S&P 500 Index Futures	10	December 2011	2,990,741	3,123,250	132,509
Total Futures Contracts					$183,845

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$1,500,000	$26,620	$46,253	$72,873
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	6/20/2016	1,500,000	2,579	10,235	12,814
Total Credit Default Swaps					$56,488	$85,687

1	As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$51,336
Total Interest Rate Contracts		51,336

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	132,509
Total Equity Contracts		132,509

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	85,687
Total Credit Contracts		85,687

Total Asset Derivatives		$269,532

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(96,567)
Futures	Net realized gains/(losses) on Futures contracts	(285,926)

Total Interest Rate Contracts		(382,493)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	372,178

Total Equity Contracts		372,178

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	11,333

Total Foreign Exchange Contracts		11,333

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(111,119)

Total Credit Contracts		(111,119)

Total		($110,101)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	5,745
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	164,115
Total Interest Rate Contracts		169,860
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	25,909
Total Equity Contracts		25,909
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	115,366
Total Credit Contracts		115,366

Total		$311,135

The following table presents Balanced Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$1,898,021	0.9%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	13,496,560	6.5	N/A	N/A	N/A	N/A	23
Foreign Exchange Contracts	N/A	N/A	$54,740	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,310,418	1.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
High Yield	$1,779,402	$–	$–	366,132	$1,728,143	$137,814
Thrivent Financial Securities Lending Trust	4,547,275	50,152,627	51,093,189	3,606,713	3,606,713	9,403
Total Value and Income Earned	6,326,677				5,334,856	147,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Bank Loans (1.9%)[a]	Value
Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
$3,530,000	12.500%, 7/31/2015	$3,640,313

	Total Financials	3,640,313

Technology (0.5%)
	First Data Corporation Extended, Term Loan
3,809,215	4.245%, 3/24/2018	3,278,630

	Total Technology	3,278,630

Utilities (0.9%)
	Texas Competitive Electric Holdings, LLC, Term Loan
9,080,379	4.757%, 10/10/2017	6,154,771

	Total Utilities	6,154,771

	Total Bank Loans (cost $15,128,883)	13,073,714

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Asset-Backed Securities (0.5%)
	J.P. Morgan Mortgage Acquisition Corporation
2,400,000	5.461%, 10/25/2036	1,823,376
	Renaissance Home Equity Loan Trust
2,279,193	5.746%, 5/25/2036	1,297,267
1,600,000	6.011%, 5/25/2036	704,045

	Total Asset-Backed Securities	3,824,688

Basic Materials (8.1%)
	AbitibiBowater, Inc.
4,696,000	10.250%, 10/15/2018[b]	5,142,120
	APERAM
1,430,000	7.750%, 4/1/2018[b]	1,258,400
	Arch Coal, Inc.
1,900,000	7.000%, 6/15/2019[b]	1,966,500
1,500,000	7.250%, 10/1/2020	1,556,250
950,000	7.250%, 6/15/2021[b]	978,500
	Cascades, Inc.
750,000	7.750%, 12/15/2017	735,000
	CONSOL Energy, Inc.
1,700,000	8.000%, 4/1/2017	1,861,500
2,430,000	8.250%, 4/1/2020	2,660,850
	FMG Resources Property, Ltd.
2,370,000	7.000%, 11/1/2015[b]	2,370,000
3,300,000	6.875%, 2/1/2018[b,c]	3,168,000
3,860,000	8.250%, 11/1/2019[b]	3,898,600
	Graphic Packaging International, Inc.
700,000	9.500%, 6/15/2017	764,750
1,400,000	7.875%, 10/1/2018	1,498,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
4,450,000	8.875%, 2/1/2018	4,394,375
2,850,000	9.000%, 11/15/2020	2,486,625
	Lyondell Chemical Company
1,848,000	8.000%, 11/1/2017	2,079,000
2,376,667	11.000%, 5/1/2018	2,647,013
	Midwest Vanadium Pty., Ltd.
2,370,000	11.500%, 2/15/2018[b]	1,978,950

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Basic Materials (8.1%) - continued
	NOVA Chemicals Corporation
$4,890,000	8.625%, 11/1/2019	$5,501,250
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,869,500
	Ryerson Holding Corporation
4,230,000	Zero Coupon, 2/1/2015	1,861,200
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,734,000
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018	1,470,000

	Total Basic Materials	55,880,383

Capital Goods (7.8%)
	Associated Materials, LLC
4,200,000	9.125%, 11/1/2017[c]	3,822,000
	BE Aerospace, Inc.
3,280,000	6.875%, 10/1/2020	3,534,200
	Case New Holland, Inc.
4,700,000	7.875%, 12/1/2017	5,299,250
	Cemex SAB de CV
2,390,000	5.369%, 9/30/2015[b,d]	1,768,600
4,620,000	9.000%, 1/11/2018[b,c]	3,857,700
	Coleman Cable, Inc.
1,580,000	9.000%, 2/15/2018	1,564,200
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018	2,373,500
	Liberty Tire Recycling
2,340,000	11.000%, 10/1/2016[b]	2,363,400
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020	4,440,800
	Nortek, Inc.
2,840,000	10.000%, 12/1/2018[b]	2,783,200
2,860,000	8.500%, 4/15/2021[b,c]	2,538,250
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,264,825
	Packaging Dynamics Corporation
710,000	8.750%, 2/1/2016[b]	720,650
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[b]	2,633,925
500,000	10.625%, 8/15/2019[b]	542,500
	RBS Global, Inc./Rexnord Corporation
3,980,000	8.500%, 5/1/2018	4,079,500
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019[b]	1,370,300
2,370,000	8.250%, 2/15/2021[b]	2,174,475
	RSC Equipment Rental, Inc.
2,780,000	8.250%, 2/1/2021	2,821,700
	Sealed Air Corporation
1,450,000	8.375%, 9/15/2021[b]	1,569,625

	Total Capital Goods	53,522,600

Communications Services (15.1%)
	AMC Networks, Inc.
4,690,000	7.750%, 7/15/2021[b]	5,088,650
	Cablevision Systems Corporation
3,740,000	8.625%, 9/15/2017	4,057,900
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017	3,918,750
1,890,000	7.000%, 1/15/2019	1,960,875
	Clear Channel Worldwide Holdings, Inc.
5,720,000	9.250%, 12/15/2017	6,206,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Communications Services (15.1%) - continued
	Cricket Communications, Inc.
$1,440,000	7.750%, 10/15/2020[c]	$1,231,200
1,900,000	7.750%, 10/15/2020[b]	1,605,500
	CSC Holdings, LLC
3,750,000	6.750%, 11/15/2021[e]	3,750,000
3,050,000	8.500%, 6/15/2015	3,309,250
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[b]	3,865,800
	EH Holding Corporation
4,400,000	6.500%, 6/15/2019[b]	4,499,000
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017	2,999,675
	GCI, Inc.
3,800,000	6.750%, 6/1/2021	3,714,500
	Intelsat Bermuda, Ltd.
5,300,000	11.250%, 2/4/2017	5,260,250
	Intelsat Jackson Holdings SA
6,320,000	7.250%, 10/15/2020[b]	6,335,800
	Intelsat Luxembourg SA
7,178,461	11.500%, 2/4/2017	7,178,461
710,000	11.500%, 2/4/2017[b]	710,000
	Level 3 Financing, Inc.
940,000	8.750%, 2/15/2017	961,150
1,880,000	8.125%, 7/1/2019[b,c]	1,861,200
	Nielsen Finance, LLC/Nielsen Finance Company
2,700,000	7.750%, 10/15/2018	2,976,750
	NII Capital Corporation
4,670,000	8.875%, 12/15/2019	4,903,500
1,910,000	7.625%, 4/1/2021	1,967,300
	Quebecor Media, Inc.
3,210,000	7.750%, 3/15/2016	3,314,325
	Satmex Escrow SA de CV
4,770,000	9.500%, 5/15/2017[b]	4,865,400
	Sprint Nextel Corporation
1,870,000	8.375%, 8/15/2017	1,720,400
	TW Telecom Holdings, Inc.
2,100,000	8.000%, 3/1/2018	2,226,000
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[b]	4,350,000
	Videotron Ltee
1,710,000	9.125%, 4/15/2018	1,881,000
	VimpelCom Holdings BV
2,360,000	7.504%, 3/1/2022[b]	2,212,500
	Virgin Media Finance plc
1,560,000	8.375%, 10/15/2019	1,735,500
	XM Satellite Radio, Inc.
3,320,000	7.625%, 11/1/2018[b]	3,577,300

	Total Communications Services	104,244,136

Consumer Cyclical (15.9%)
	American Axle & Manufacturing, Inc.
1,850,000	5.250%, 2/11/2014[c]	1,822,250
1,870,000	7.875%, 3/1/2017[c]	1,893,375
	Beazer Homes USA, Inc.
2,800,000	6.875%, 7/15/2015	2,306,500
2,370,000	9.125%, 5/15/2019	1,682,700
	Bon-Ton Department Stores, Inc.
2,700,000	10.250%, 3/15/2014[c]	2,396,250

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Consumer Cyclical (15.9%) - continued
	Burlington Coat Factory Warehouse Corporation
$3,350,000	10.000%, 2/15/2019[b]	$3,316,500
	Caesars Entertainment Operating Company, Inc.
3,500,000	10.000%, 12/15/2018[c]	2,638,125
	Chrysler Group, LLC
3,205,000	8.000%, 6/15/2019[b,c]	2,948,600
3,930,000	8.250%, 6/15/2021[b]	3,595,950
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
2,075,000	10.125%, 3/1/2012	1,587,375
	DineEquity, Inc.
3,800,000	9.500%, 10/30/2018	4,028,000
	Eldorado Resorts, LLC
1,900,000	8.625%, 6/15/2019[b]	1,643,500
	FireKeepers Development Authority
2,470,000	13.875%, 5/1/2015[b]	2,815,800
	Ford Motor Credit Company, LLC
4,680,000	7.000%, 4/15/2015	5,101,200
	Gaylord Entertainment Company
4,390,000	6.750%, 11/15/2014	4,335,125
	General Motors Financial Company, Inc.
1,190,000	6.750%, 6/1/2018[b]	1,200,892
	Lear Corporation
1,950,000	7.875%, 3/15/2018	2,101,125
1,950,000	8.125%, 3/15/2020	2,135,250
	Levi Strauss & Company
2,370,000	7.625%, 5/15/2020[c]	2,423,325
	Limited Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,501,500
	Marina District Finance Company, Inc.
4,240,000	9.500%, 10/15/2015[c]	4,197,600
470,000	9.875%, 8/15/2018[c]	464,125
	NCL Corporation, Ltd.
1,830,000	11.750%, 11/15/2016	2,104,500
4,030,000	9.500%, 11/15/2018[b]	4,191,200
	Peninsula Gaming, LLC
1,830,000	8.375%, 8/15/2015	1,880,325
3,980,000	10.750%, 8/15/2017[c]	4,099,400
	Pittsburgh Glass Works, LLC
1,550,000	8.500%, 4/15/2016[b]	1,550,000
	Realogy Corporation
2,645,000	11.500%, 4/15/2017	2,142,450
	Realogy Corporation, Convertible
1,430,000	11.000%, 4/15/2018[f]	829,400
	Rite Aid Corporation
2,530,000	7.500%, 3/1/2017	2,517,350
1,790,000	9.500%, 6/15/2017	1,628,900
	ROC Finance, LLC
4,220,000	12.125%, 9/1/2018[b]	4,452,100
	Seminole Indian Tribe of Florida
4,530,000	7.804%, 10/1/2020[b]	4,375,708
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,704,000
	Seven Seas Cruises S de RL, LLC
3,790,000	9.125%, 5/15/2019[b]	3,865,800
	Shingle Springs Tribal Gaming Authority
5,075,000	9.375%, 6/15/2015[f]	2,689,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Consumer Cyclical (15.9%) - continued
	Tunica-Biloxi Gaming Authority
$4,230,000	9.000%, 11/15/2015[f]	$4,208,850
	West Corporation
4,350,000	8.625%, 10/1/2018	4,502,250
3,560,000	7.875%, 1/15/2019	3,613,400
	WMG Acquisition Corporation
470,000	9.500%, 6/15/2016[b]	498,200
2,350,000	11.500%, 10/1/2018[b]	2,344,125

	Total Consumer Cyclical	109,332,775

Consumer Non-Cyclical (13.0%)
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,836,000
3,100,000	11.625%, 10/15/2017	3,379,000
	Blue Merger Sub, Inc.
1,275,000	7.625%, 2/15/2019[b]	1,211,250
	Capella Healthcare, Inc.
3,540,000	9.250%, 7/1/2017[b]	3,646,200
	CDRT Merger Sub, Inc.
3,680,000	8.125%, 6/1/2019[b]	3,680,000
	Community Health Systems, Inc.
2,270,000	8.875%, 7/15/2015[c]	2,323,913
	Diversey, Inc.
1,420,000	8.250%, 11/15/2019	1,718,200
	DJO Finance, LLC/DJO Finance Corporation
2,550,000	9.750%, 10/15/2017	2,097,375
1,570,000	7.750%, 4/15/2018	1,326,650
	Endo Pharmaceuticals Holdings, Inc.
710,000	7.000%, 7/15/2019[b]	766,800
2,360,000	7.250%, 1/15/2022[b]	2,542,900
	Fresenius Medical Care US Finance, Inc.
2,340,000	6.500%, 9/15/2018[b]	2,457,000
	Giant Funding Corporation
3,620,000	8.250%, 2/1/2018[b]	3,810,050
	HCA, Inc.
2,290,000	8.500%, 4/15/2019	2,519,000
3,730,000	7.250%, 9/15/2020	3,995,762
4,570,000	7.500%, 2/15/2022	4,661,400
	Ingles Markets, Inc.
1,400,000	8.875%, 5/15/2017	1,501,500
	Jarden Corporation
930,000	7.500%, 1/15/2020	995,100
	JBS Finance II, Ltd.
4,450,000	8.250%, 1/29/2018[f]	4,116,250
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,135,000
	Kinetic Concepts, Inc./KCI USA, Inc.
4,185,000	10.500%, 11/1/2018[b,e]	4,232,081
	Libbey Glass, Inc.
676,000	10.000%, 2/15/2015	719,940
	Michael Foods, Inc.
3,760,000	9.750%, 7/15/2018	3,919,800
	Mylan, Inc.
2,790,000	7.875%, 7/15/2020[b]	3,124,800
	Revlon Consumer Products Corporation
3,270,000	9.750%, 11/15/2015	3,507,075
	Select Medical Corporation
1,511,000	7.625%, 2/1/2015	1,405,230
2,900,000	6.267%, 9/15/2015[d]	2,479,500

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Consumer Non-Cyclical (13.0%) - continued
	Spectrum Brands Holdings, Inc.
$3,300,000	9.500%, 6/15/2018	$3,663,000
	Teleflex, Inc.
3,790,000	6.875%, 6/1/2019	3,922,650
	Tenet Healthcare Corporation
1,950,000	8.875%, 7/1/2019	2,203,500
940,000	8.000%, 8/1/2020	970,550
	Valeant Pharmaceuticals International
1,880,000	6.875%, 12/1/2018[b]	1,872,950
1,415,000	6.750%, 8/15/2021[b]	1,365,475
	Visant Corporation
4,360,000	10.000%, 10/1/2017	4,229,200

	Total Consumer Non-Cyclical	89,335,101

Energy (13.3%)
	Chesapeake Energy Corporation
2,810,000	6.875%, 8/15/2018	3,013,725
	Chesapeake Oilfield Operating, LLC
1,760,000	6.625%, 11/15/2019[b,c]	1,808,400
	Citgo Petroleum Corporation
3,080,000	11.500%, 7/1/2017[f]	3,526,600
	Coffeyville Resources, LLC
1,791,000	9.000%, 4/1/2015[b]	1,929,803
3,900,000	10.875%, 4/1/2017[b]	4,416,750
	Concho Resources, Inc.
4,760,000	6.500%, 1/15/2022	4,998,000
	Connacher Oil and Gas, Ltd.
4,280,000	8.500%, 8/1/2019[b]	3,124,400
	Denbury Resources, Inc.
700,000	9.750%, 3/1/2016	775,250
369,000	8.250%, 2/15/2020	407,745
1,540,000	6.375%, 8/15/2021	1,586,200
	Energy XXI Gulf Coast, Inc.
1,890,000	9.250%, 12/15/2017	2,012,850
1,420,000	7.750%, 6/15/2019	1,434,200
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	3,474,750
	Harvest Operations Corporation
4,710,000	6.875%, 10/1/2017[b]	4,863,075
	Helix Energy Solutions Group, Inc.
3,500,000	9.500%, 1/15/2016[b]	3,675,000
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,480,625
1,930,000	7.750%, 2/1/2021	2,060,275
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
2,340,000	6.250%, 6/15/2022[e]	2,398,500
	McJunkin Red Man Corporation
2,770,000	9.500%, 12/15/2016[c]	2,825,400
	Newfield Exploration Company
3,390,000	6.625%, 4/15/2016	3,487,462
2,340,000	5.750%, 1/30/2022	2,480,400
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019[b]	2,563,650
1,410,000	6.500%, 11/1/2021[e]	1,417,050
	Petrohawk Energy Corporation
2,810,000	7.250%, 8/15/2018	3,217,450
	Pioneer Natural Resources Company
2,800,000	7.500%, 1/15/2020	3,170,241

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Energy (13.3%) - continued
	Plains Exploration & Production Company
$1,450,000	7.750%, 6/15/2015	$1,504,375
3,730,000	10.000%, 3/1/2016	4,140,300
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	2,337,500
940,000	6.500%, 12/15/2021[b]	991,700
	QEP Resources, Inc.
3,230,000	6.875%, 3/1/2021	3,488,400
	SandRidge Energy, Inc.
3,320,000	8.000%, 6/1/2018[b]	3,320,000
	SESI, LLC
1,550,000	6.375%, 5/1/2019[b]	1,581,000
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018	2,958,000
	United Refining Company
4,290,000	10.500%, 2/28/2018	4,139,850

	Total Energy	91,608,926

Financials (7.6%)
	Ally Financial, Inc.
1,920,000	7.500%, 12/31/2013	1,977,600
2,350,000	8.000%, 3/15/2020	2,420,500
4,910,000	7.500%, 9/15/2020[c]	4,959,100
	Aviv Healthcare Properties, LP
2,840,000	7.750%, 2/15/2019	2,740,600
	Bank of America Corporation
3,340,000	8.125%, 12/29/2049[c,g]	3,107,770
	CIT Group, Inc.
2,630,000	5.250%, 4/1/2014[b]	2,616,850
6,600,000	7.000%, 5/1/2017[c]	6,600,000
	Community Choice Financial, Inc.
2,380,000	10.750%, 5/1/2019[b]	2,380,000
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,041,550
	Harbinger Group, Inc.
2,610,000	10.625%, 11/15/2015[c]	2,616,525
	Icahn Enterprises, LP
4,270,000	7.750%, 1/15/2016	4,376,750
5,220,000	8.000%, 1/15/2018	5,311,350
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,362,500
2,050,000	8.750%, 3/15/2017[c]	2,160,700
1,400,000	8.875%, 9/1/2017	1,456,000
	Nuveen Investments, Inc.
2,370,000	10.500%, 11/15/2015[b]	2,346,300
	Speedy Cash, Inc.
1,900,000	10.750%, 5/15/2018[b]	1,942,750

	Total Financials	52,416,845

Technology (4.7%)
	Advanced Micro Devices, Inc.
2,800,000	8.125%, 12/15/2017	2,884,000
820,000	7.750%, 8/1/2020	832,300
	Amkor Technology, Inc.
9,520,000	6.625%, 6/1/2021[b,c]	9,044,000
	Equinix, Inc.
3,330,000	8.125%, 3/1/2018	3,629,700
950,000	7.000%, 7/15/2021	1,011,750
	First Data Corporation
1,910,000	11.250%, 3/31/2016[c]	1,699,900

Principal Amount	Long-Term Fixed Income (92.8%)	Value
Technology (4.7%) - continued
$1,629,000	12.625%, 1/15/2021[b]	$1,539,405
	Freescale Semiconductor, Inc.
1,890,000	8.050%, 2/1/2020[c]	1,809,675
2,089,000	10.750%, 8/1/2020[c]	2,193,450
	NXP BV/NXP Funding, LLC
2,340,000	9.750%, 8/1/2018[b]	2,574,000
	Seagate HDD Cayman
2,860,000	7.750%, 12/15/2018[b]	2,988,700
	Sensata Technologies BV
1,900,000	6.500%, 5/15/2019[b]	1,900,000

	Total Technology	32,106,880

Transportation (3.2%)
	American Petroleum Tankers, LLC
1,059,000	10.250%, 5/1/2015	1,088,122
	CMA CGM SA
4,290,000	8.500%, 4/15/2017[b]	1,909,050
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[b]	2,756,875
	Delta Air Lines, Inc.
1,240,000	9.500%, 9/15/2014[b]	1,314,400
	Hertz Corporation
5,250,000	6.750%, 4/15/2019	5,355,000
	Navios Maritime Acquisition Corporation
2,140,000	8.625%, 11/1/2017	1,658,500
	Navios Maritime Holdings, Inc.
1,170,000	8.875%, 11/1/2017[c]	1,120,275
2,980,000	8.125%, 2/15/2019[c]	2,346,750
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,240,000	9.250%, 4/15/2019[b]	1,094,300
	United Air Lines, Inc.
1,689,750	9.750%, 1/15/2017	1,858,725
	United Maritime Group, LLC/United Maritime Group Finance Corporation
1,860,000	11.750%, 6/15/2015	1,878,600

	Total Transportation	22,380,597

Utilities (3.6%)
	AES Corporation
5,350,000	7.375%, 7/1/2021[b,c]	5,724,500
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,490,331
	Crosstex Energy/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,466,200
	Holly Energy Partners, LP
1,870,000	8.250%, 3/15/2018	1,982,200
	Inergy, LP
4,440,000	7.000%, 10/1/2018	4,462,200
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,513,150
	Targa Resources Partners, LP
3,040,000	7.875%, 10/15/2018	3,161,600

	Total Utilities	24,800,181

	Total Long-Term Fixed Income (cost $636,371,441)	639,453,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Shares	Preferred Stock (1.3%)	Value
Financials (1.3%)
57,310	Ally Financial, Inc.[g]	$1,111,814
3,014	Ally Financial, Inc.[b,g]	2,247,785
95,148	Citigroup Capital XII, 8.500%	2,435,789
23,500	Citigroup, Inc., Convertible[h]	2,233,440
41,750	GMAC Capital Trust I, 8.125%	875,080

	Total Financials	8,903,908

	Total Preferred Stock (cost $9,324,034)	8,903,908

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[i,j]	0

	Total Consumer Discretionary	0

	Total Common Stock (cost $2,245,000)	0

Shares	Collateral Held for Securities Loaned (9.4%)	Value
64,933,950	Thrivent Financial Securities Lending Trust	64,933,950

	Total Collateral Held for Securities Loaned (cost $64,933,950)	64,933,950

Principal Amount	Short-Term Investments (3.4%)[k]	Value
	Federal Home Loan Bank Discount Notes
$3,000,000	0.025%, 11/14/2011[l]	2,999,973
1,815,000	0.025%, 11/16/2011[l]	1,814,981
5,500,000	0.016%, 11/18/2011[l]	5,499,962
6,500,000	0.020%, 11/23/2011[l]	6,499,920
3,000,000	0.025%, 12/23/2011[l]	2,999,892
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.020%, 11/28/2011[l]	1,999,970
	Federal National Mortgage Association Discount Notes
1,450,000	0.081%, 2/22/2012[l,m,n]	1,449,635

	Total Short-Term Investments (at amortized cost)	23,264,333

	Total Investments (cost $751,267,641) 108.8%	$749,629,017

	Other Assets and Liabilities, Net (8.8%)	(60,935,253)

	Total Net Assets 100.0%	$688,693,764

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $218,215,419 or 31.7% of total net assets.
c	All or a portion of the security is on loan.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Citgo Petroleum Corporation	6/18/2010	$3,043,718
JBS Finance II, Ltd.	7/22/2010	$4,389,213
Realogy Corporation, Convertible	3/10/2011	$1,627,942
Shingle Springs Tribal Gaming Authority	6/22/2007	$4,875,421
Tunica-Biloxi Gaming Authority	11/8/2005	$4,211,970

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note.

The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

i	Security is fair valued.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
m	At October 31, 2011, $199,950 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At October 31, 2011, $664,833 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$24,696,602
Gross unrealized depreciation	(26,451,147)

Net unrealized appreciation (depreciation)	($1,754,545)

Cost for federal income tax purposes	$751,383,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Financials	3,640,313	–	3,640,313	–
Technology	3,278,630	–	3,278,630	–
Utilities	6,154,771	–	6,154,771	–
Long-Term Fixed Income
Asset-Backed Securities	3,824,688	–	3,824,688	–
Basic Materials	55,880,383	–	55,880,383	–
Capital Goods	53,522,600	–	53,522,600	–
Communications Services	104,244,136	–	104,244,136	–
Consumer Cyclical	109,332,775	–	108,503,375	829,400
Consumer Non-Cyclical	89,335,101	–	89,335,101	–
Energy	91,608,926	–	91,608,926	–
Financials	52,416,845	–	52,416,845	–
Technology	32,106,880	–	32,106,880	–
Transportation	22,380,597	–	22,380,597	–
Utilities	24,800,181	–	24,800,181	–
Preferred Stock
Financials	8,903,908	6,656,123	2,247,785	–
Common Stock
Consumer Discretionary*	–	–	–	–
Collateral Held for Securities Loaned	64,933,950	64,933,950	–	–
Short-Term Investments	23,264,333	–	23,264,333	–
Total	$749,629,017	$71,590,073	$677,209,544	$829,400

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	25,961	25,961	–	–
Total Asset Derivatives	$25,961	$25,961	$–	$–

* Security in this section is fair valued at $0.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)**	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income
Consumer Cyclical	–	–	(772,200)	1,601,600	–	–	–	829,400
Common Stock
Consumer Discretionary*	–	–	–	–	–	–	–	–
Total	$–	$–	($772,200)	$1,601,600	$–	$–	$–	$829,400

* Security in this section is fair valued at $0.

** Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of ($798,542).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
EURO Foreign Exchange Currency
Future	(13)	December 2011	($2,287,961)	($2,262,000)	$25,961
Total Futures Contracts					$25,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets -Net unrealized appreciation/(depreciation) on Futures contracts	$25,961
Total Equity Contracts		25,961
Total Asset Derivatives		$25,961

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(49,214)

Total Equity Contracts		(49,214)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(130,831)

Total Foreign Exchange Contracts		(130,831)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	124,713

Total Credit Contracts		124,713
Total		($55,332)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	25,961
Total Equity Contracts		25,961
Total		$25,961

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$1,168,563	0.2%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$98,376	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$8,528,609	1.2%

*  Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
Thrivent Financial Securities Lending Trust	$63,913,080	$276,447,059	$275,426,189	64,933,950	$64,933,950	$235,474
Total Value and Income Earned	63,913,080				64,933,950	235,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020	$1,002,530
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series Aa	1,819,890

	Total Alabama	2,822,420

Alaska (0.8%)
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
6,185,000	0.120%, 10/1/2025	6,185,000
	Valdez, Alaska Marine Terminal Revenue Bonds (ExxonMobil)
5,820,000	0.120%, 12/1/2029	5,820,000

	Total Alaska	12,005,000

Arizona (0.8%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
1,020,000	5.000%, 6/1/2012, Series Cb	1,032,995
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,043,550
1,200,000	5.000%, 4/1/2018	1,242,924
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
2,500,000	5.000%, 5/15/2031	2,514,200
1,000,000	5.000%, 5/15/2035	987,720
	Phoenix, Arizona Civic Improvement Corporation Airport Revenue Bonds
3,000,000	5.250%, 7/1/2033, Series A	3,159,720
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[a,b]	1,335,667
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	502,175

	Total Arizona	11,818,951

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Arkansas (0.4%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
$2,400,000	5.000%, 10/1/2023, Series Bb	$2,442,768
	Rogers, Arkansas Sales and Use Tax Refunding Revenue Bonds
2,000,000	4.000%, 11/1/2027, Series 2011[c]	1,972,080
1,000,000	4.125%, 11/1/2031, Series 2011[c]	988,580

	Total Arkansas	5,403,428

California (12.7%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Series Ab	4,670,282
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	3,445,500
	California Educational Facilities Authority Revenue Bonds (Stanford University)
5,000,000	5.250%, 4/1/2040	6,314,050
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,094,063
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Series Aa,b	6,177,350
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,222,150
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,000,000	5.875%, 10/1/2034	1,031,950
	California Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Exxon)
1,900,000	0.090%, 12/1/2012	1,900,000
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
20,000	7.100%, 6/1/2031, Series D, AMT[b]	20,242
	California State Department of Water Resources Supply Revenue Bonds
6,250,000	5.000%, 5/1/2016, Series M	7,179,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
California (12.7%) - continued
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
$4,000,000	5.375%, 10/1/2015, Series Ab	$4,174,400
	California Various Purpose General Obligation Bonds
2,000,000	5.250%, 11/1/2021	2,131,740
3,990,000	5.250%, 4/1/2029[a]	4,436,481
10,000	5.250%, 4/1/2029	10,406
10,000,000	5.250%, 3/1/2038	10,182,300
10,000,000	6.000%, 4/1/2038	11,035,300
5,000,000	6.000%, 11/1/2039	5,523,650
	California Various Purpose General Obligation Bonds (NATL-RE Insured)
300,000	6.000%, 8/1/2016[b]	304,044
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,197,740
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,b]	4,720,742
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ab	10,536,100
	Foothill-De Anza California Community College District General Obligation Bonds
5,000,000	5.000%, 8/1/2040, Series C	5,296,350
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ab	464,751
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	11,448,900
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Series A	8,413,840
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,216,150
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[b]	2,268,050

Principal Amount	Long-Term Fixed Income (99.8%)	Value
California (12.7%) - continued
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
$3,410,000	7.600%, 5/1/2023, Series Aa,b	$4,323,266
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (FHA/VA MTGS GNMA Collateralized)
1,215,000	7.500%, 5/1/2023, Series Aa,b	1,525,445
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[b]	10,329,700
	San Diego County, California Certificates of Participation
5,000,000	5.250%, 7/1/2030	5,215,200
	San Diego Unified School District General Obligation Bonds Zero Coupon,
10,000,000	7/1/2033, Series Ad	6,546,700
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	7,746,216
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[b]	7,592,240
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ab	2,542,733
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds Zero Coupon,
5,000,000	8/1/2025, Series C	2,442,800
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,171,980
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,389,500

	Total California	181,241,998

Colorado (5.1%)
	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue Bonds (Cherry Creek Project)
570,000	6.000%, 4/1/2021	570,154
1,280,000	6.000%, 4/1/2030	1,257,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Colorado (5.1%) - continued
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
$475,000	5.125%, 6/15/2032, Series A	$435,095
1,000,000	5.375%, 6/15/2038, Series A	927,350
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[a]	2,840,622
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	923,900
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	2,791,350
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
1,920,000	6.800%, 12/1/2020	1,943,366
1,000,000	6.125%, 6/1/2038, Series A	1,007,620
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,017,760
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
405,000	5.500%, 11/1/2027[a]	504,877
1,095,000	5.500%, 11/1/2027	1,183,257
	Colorado Housing and Finance Authority Single Family Program Bonds
55,000	7.450%, 10/1/2016, Series A- 2, AMT	57,881
200,000	6.700%, 8/1/2017, Series B-3	204,712
370,000	6.350%, 11/1/2029, Series D- 2, AMT	385,570
	Colorado Housing and Finance Authority Single Family Program Bonds (FHA Insured)
15,000	7.150%, 10/1/2030, Series C- 3[b]	15,408
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (FSA/VA MTGS Insured)
10,000	6.250%, 9/1/2013, Series Ab	10,041
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,525,000	5.250%, 11/1/2021, Series Ab	3,567,864

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Colorado (5.1%) - continued
	Denver Health and Hospital Authority Healthcare Revenue Bonds
$2,000,000	5.250%, 12/1/2031, Series A	$1,859,220
	Denver Health and Hospital
	Authority Healthcare Revenue Bonds (ACA-CBI Insured)
2,000,000	6.250%, 12/1/2016, Series Aa,b	2,009,420
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ab	5,359,500
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,231,900
	Denver, Colorado Health & Hospital Authority Healthcare Revenue Bonds
5,000,000	5.500%, 12/1/2030	4,912,300
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ab	11,340,600
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL- RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[b]	3,367,590
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Series Ca,b	4,723,040
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,368,200
9,790,000	5.000%, 6/1/2033[c]	10,546,180

	Total Colorado	73,362,326

District of Columbia (0.8%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
5,225,000	5.000%, 12/1/2028, Series C	5,752,882
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,065,000	6.250%, 5/15/2024	5,073,509

	Total District of Columbia	10,826,391

Florida (4.6%)
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,222,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Florida (4.6%) - continued
	Florida Refunding Bonds (Jacksonville Transportation Authority)
$1,520,000	5.000%, 7/1/2019	$1,524,150
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
255,000	9.125%, 6/1/2014[b]	283,371
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
1,500,000	5.000%, 10/1/2039, Series C	1,530,375
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	2,057,260
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,500,000	5.150%, 9/1/2025, Series B	2,652,175
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,572,154
	Miami-Dade County Authority Toll System Revenue Bonds (Florida Expressway)
2,000,000	5.000%, 7/1/2040, Series A	2,000,420
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	7,737,225
8,000,000	5.500%, 10/1/2041, Series A	8,226,720
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[b]	2,125,880
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	5,125,550
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ab	3,067,038
	Orange County, Orlando Expressway Authority Revenue Bonds
4,070,000	5.000%, 7/1/2035, Series C	4,208,502
	Orange County, Orlando Expressway Authority Revenue Bonds (Florida Expressway)
3,600,000	5.000%, 7/1/2030, Series A	3,804,408

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Florida (4.6%) - continued
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
$6,000,000	5.000%, 8/15/2032	$6,105,000
	St. Johns County Industrial Development Authority Revenue Bonds (Presbyterian Retirement Communities)
5,500,000	5.875%, 8/1/2040, Series A	5,516,170
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,193,560

	Total Florida	64,952,468

Georgia (2.0%)
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
1,500,000	6.100%, 10/1/2019[a,b]	1,836,375
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,242,460
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
1,000,000	6.125%, 1/1/2024, Series A	954,170
1,560,000	5.750%, 1/1/2029, Series A	1,313,270
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
4,940,000	5.500%, 8/1/2018[b]	5,621,918
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	4,336,472
	Georgia General Obligation Bonds
1,965,000	5.650%, 3/1/2012, Series B	2,000,193
35,000	5.650%, 3/1/2012, Series Ba	35,630
3,500,000	5.000%, 8/1/2012, Series D	3,624,110
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,862,175

	Total Georgia	28,826,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Hawaii (2.0%)
	Hawaii Airports System Revenue Bonds
$3,040,000	5.250%, 7/1/2030, Series A	$3,217,506
	Hawaii State Harbor System Revenue Bonds
6,000,000	5.250%, 7/1/2030, Series A	6,328,260
	Honolulu City and County, Hawaii General Obligation Bonds (NATL-RE Insured)
1,410,000	5.250%, 3/1/2027, Series Ab	1,469,516
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Series Ab	5,208,300
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ab	2,886,843
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
8,590,000	5.250%, 3/1/2027, Series Aa,b	9,143,454

	Total Hawaii	28,253,879

Illinois (9.1%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
700,000	5.250%, 7/1/2012	700,098
1,000,000	5.375%, 7/1/2015	1,000,120
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[b]	5,305,800
	Chicago Parking Facilities Bonds (Lakefront Millennium) (NATL-RE Insured)
3,000,000	5.750%, 1/1/2029[a,b]	3,086,790
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Ab	6,216,696
	Chicago, Illinois Midway Airport Revenue Bonds
2,000,000	5.000%, 1/1/2034, Series Be	2,158,600
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	923,850
	Cook County, Illinois General Obligation Refunding Bonds (NATL-RE Insured)
2,500,000	6.250%, 11/15/2011, Series Aa,b	2,506,005
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,250,000	8.500%, 12/1/2011[b]	1,252,858
1,565,000	8.500%, 12/1/2014[b]	1,853,727

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Illinois (9.1%) - continued
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured) - continued
$1,815,000	8.500%, 12/1/2016[b]	$2,303,417
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,730,256
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
1,000,000	6.625%, 5/1/2017[a]	1,041,730
	Illinois Finance Authority Revenue Bonds (DePaul University)
4,000,000	6.000%, 10/1/2032, Series A	4,334,640
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,341,910
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bb	2,005,800
	Illinois Finance Authority Sales Tax Revenue Bonds
2,000,000	5.000%, 6/15/2028	2,044,140
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement Center)
1,425,000	6.250%, 9/1/2014, Series A	1,430,087
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,001,760
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Luke’s Medical Center) (NATL-RE Insured)
2,785,000	5.250%, 11/15/2014, Series Ab	2,790,682
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,000,000	6.000%, 4/1/2018, Series Cb	2,313,620
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
3,490,000	5.250%, 8/15/2018	3,492,548
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,190,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Illinois (9.1%) - continued
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL- RE-FGIC Insured)
$7,975,000	5.750%, 6/15/2018, 2nd Series[b]	$9,460,822
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
7,100,000	0.120%, 10/1/2024	7,100,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
3,035,000	9.000%, 12/1/2017[b]	4,023,833
	McLean County, Illinois, Bloomington-Normal Airport Authority Passenger Facility Charge Revenue Bonds (Central Illinois Regional Airport)
4,000,000	6.050%, 12/15/2019, AMT	4,000,360
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Ab	975,597
17,505,000	Zero Coupon, 6/15/2020, Series Ab	12,101,907
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Bb,d	7,303,590
3,100,000	Zero Coupon, 6/15/2024, Series Ab	1,652,300
2,000,000	Zero Coupon, 12/15/2024, Series Ab	1,039,740
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
7,280,000	5.250%, 12/1/2032, Series C	8,556,038
	Railsplitter Tobacco Settlement Authority Tobacco Settlement Revenue Bonds
6,000,000	5.000%, 6/1/2017	6,496,560
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ab	3,642,600
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,659,350

	Total Illinois	130,037,914

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Indiana (1.9%)
	Ball State University Student Fee Bonds (FGIC Insured)
$700,000	5.750%, 7/1/2020, Series Ka,b	$706,251
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
815,000	6.250%, 1/5/2016	864,454
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Series D	7,287,630
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,664,115
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Eb	507,135
	Indiana Municipal Power Agency Power Supply System Revenue Bonds
4,155,000	5.000%, 1/1/2042, Series A	4,224,804
	Indiana Transportation Finance Authority Highway Revenue Bonds
220,000	6.800%, 12/1/2016, Series A	246,657
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
2,900,000	7.250%, 6/1/2015, Series Ab	3,237,792
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,445,700
	Purdue University Student Fee Bonds
2,120,000	5.000%, 7/1/2020, Series La	2,136,388

	Total Indiana	26,320,926

Iowa (0.5%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Revenue Bonds
3,165,000	5.400%, 6/1/2029	3,331,542
	Iowa Finance Authority Single Family Mortgage Bonds (GNMA/FNMA Collateralized)
5,000	5.000%, 1/1/2037, Series E, AMT[b]	5,000
	Waterloo Iowa Community School District Tax Revenue Refunding Bonds (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Series A	3,632,411

	Total Iowa	6,968,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Kansas (0.7%)
	Kansas Development Finance Authority Health Facilities Revenue Bonds (Stormont-Vail HealthCare, Inc.) (NATL-RE Insured)
$90,000	5.375%, 11/15/2024, Series Ka,b	$90,157
910,000	5.375%, 11/15/2024, Series Kb	911,583
	Kansas Development Finance Authority Revenue Bonds
3,500,000	5.000%, 5/15/2030, Series S	3,388,980
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,738,490
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
120,000	6.700%, 6/1/2029, Series A- 2[b]	124,670
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
3,610,000	5.000%, 12/1/2020	3,689,673

	Total Kansas	9,943,553

Kentucky (1.0%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Series A	6,133,840
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.) (AGM Insured)
1,000,000	6.000%, 12/1/2033, Series A- 1[b]	1,062,900
	Paducah, Kentucky Electric Plant Board Revenue Bonds (AGM Insured)
2,500,000	5.250%, 10/1/2035, Series Ab	2,642,775
	Pikeville, Kentucky Hospital Revenue Bonds (Pikeville Medical Center, Inc.)
3,500,000	6.500%, 3/1/2041	3,697,470

	Total Kentucky	13,536,985

Louisiana (3.1%)
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[b]	4,883,080

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Louisiana (3.1%) - continued
	Louisiana State Gas and Fuels Tax Revenue Bonds
$5,000,000	5.000%, 5/1/2033, Series B	$5,320,050
7,000,000	5.000%, 5/1/2045, Series B	7,360,850
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[b]	6,382,805
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ab,f	2,715,686
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
13,000,000	5.125%, 6/1/2037, Series A	12,682,800
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,144,620
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
3,160,000	5.500%, 5/15/2030, Series 2001 B	3,145,401

	Total Louisiana	44,635,292

Maryland (0.5%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[b]	1,286,919
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
1,000,000	6.000%, 7/1/2022[a]	1,037,820
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
3,705,000	6.050%, 7/1/2015[b]	4,063,903

	Total Maryland	6,388,642

Massachusetts (3.5%)
	Massachusetts Bay Transportation Authority Sales Tax Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bb	6,170,450
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds
6,000,000	5.250%, 7/1/2031, Series A	7,068,240
	Massachusetts Development Finance Agency Revenue Bonds (Devens Electric Systems)
725,000	5.625%, 12/1/2016	733,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Massachusetts (3.5%) - continued
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
$4,935,000	5.250%, 1/1/2013, Series Ab	$5,212,544
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	18,622,500
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Partners Healthcare System, Inc.)
35,000	6.000%, 7/1/2016, Series C	35,466
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	6,617,916
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	6,093,950

	Total Massachusetts	50,554,505

Michigan (2.2%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
2,000,000	5.700%, 4/1/2020	2,355,160
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,060,800
	Kalamazoo Hospital Finance Authority Hospital Revenue Bonds (AGM Insured)
4,000,000	5.250%, 5/15/2036[b]	4,127,560
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ab	3,383,965
	Kent County, Michigan General Obligation Bonds
2,775,000	5.000%, 1/1/2024, AMT	3,009,321
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine No. 1) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016, Series Aa,b	1,391,219
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,767,958

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Michigan (2.2%) - continued
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
$1,940,000	5.375%, 8/15/2014, Series Pa,b	$2,034,381
60,000	5.375%, 8/15/2014, Series Pa,b	62,919
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[b]	5,385,500
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q- SBLF Insured)
4,500,000	5.000%, 5/1/2019[b]	5,032,755

	Total Michigan	30,611,538

Minnesota (2.5%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	987,940
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	857,344
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Ab	85,060
	Minnesota Higher Education Facilities Authority Revenue Bond (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Series 7J	1,891,602
	Minnesota Higher Education Facilities Authority Revenue Bonds
1,575,000	5.250%, 12/1/2035, Series H	1,583,158
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5- Y	573,147
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,010,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Minnesota (2.5%) - continued
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
$2,000,000	5.000%, 1/1/2026, Series Ab	$2,138,560
	Northfield, Minnesota Hospital Revenue Bonds
1,000,000	6.000%, 11/1/2021, Series Ca	1,000,000
1,300,000	6.000%, 11/1/2026, Series Ca	1,300,000
2,040,000	6.000%, 11/1/2031, Series Ca	2,040,000
	Rochester, Minnesota Health Care Facilities Revenue Bonds (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,000,910
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,000,000	5.125%, 5/1/2030, Series A	2,050,520
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Ba	2,229,920
1,000,000	5.750%, 7/1/2030, Series C	1,032,820
5,500,000	5.750%, 7/1/2039	5,643,275
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,275,880
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	239,791
1,500,000	5.250%, 5/15/2036	1,491,780
	University of Minnesota, Minnesota Revenue Bonds (State Supported Biomedical Science Research Facilities Funding)
1,655,000	5.000%, 8/1/2030, Series B	1,797,115
	White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)
1,150,000	7.000%, 12/1/2011, Series Ab,f	1,150,000

	Total Minnesota	35,379,002

Missouri (1.1%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[b]	7,730,025
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
825,000	5.250%, 1/1/2018[a]	871,497
175,000	5.250%, 1/1/2018	182,709

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Missouri (1.1%) - continued
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
$3,000,000	5.250%, 5/15/2014, Series A	$3,176,460
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,662,950
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,520,685

	Total Missouri	16,144,326

Montana (0.5%)
	Montana Board of Housing Single Family Mortgage Bonds
15,000	6.000%, 6/1/2016, Series A-1	15,010
45,000	6.250%, 6/1/2019, Series A- 2, AMT	45,051
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	4,011,466
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	2,998,951

	Total Montana	7,070,478

Nebraska (1.4%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,028,700
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bb	2,626,775
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
920,000	6.150%, 2/1/2012, Series Ba	933,368
5,780,000	5.000%, 2/1/2046, Series A	5,891,323
	Omaha, Nebraska Special Obligation Bonds (Riverfront Redevelopment)
1,675,000	5.500%, 2/1/2015, Series A	1,709,354
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,281,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Nebraska (1.4%) - continued
	University of Nebraska Student Housing Revenue Bonds
$1,680,000	5.000%, 5/15/2040, Series B	$1,810,502

	Total Nebraska	20,281,572

New Hampshire (0.2%)
	New Hampshire State Turnpike System Revenue Refunding Bonds
2,000,000	5.000%, 10/1/2019[c]	2,268,420

	Total New Hampshire	2,268,420

New Jersey (1.5%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[b]	2,220,100
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,076,230
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lb	1,193,130
	New Jersey Transportation Trust Fund Authority Revenue Bonds
1,500,000	5.000%, 6/15/2026, Series A	1,598,955
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ab	5,762,800
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
260,000	6.500%, 1/1/2016, Series Ca,b	289,382
745,000	6.500%, 1/1/2016, Series Cb	824,514
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS-BNY Insured)
3,695,000	6.500%, 1/1/2016, Series Ca,b	4,112,572
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[b]	3,949,242

	Total New Jersey	21,026,925

New Mexico (0.9%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,637,270
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,484,110

	Total New Mexico	13,121,380

New York (5.3%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	5,964,600

Principal Amount	Long-Term Fixed Income (99.8%)	Value
New York (5.3%) - continued
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
$1,340,000	5.750%, 7/1/2013, Series Oa	$1,396,816
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,380,480
220,000	5.500%, 8/1/2022, Series Aa	239,483
1,530,000	5.500%, 8/1/2022, Series A	1,639,349
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	12,450,130
2,000,000	5.375%, 6/15/2043, Series EE	2,198,640
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
2,000,000	5.875%, 6/15/2012, Series Aa,b	2,069,020
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
2,540,000	5.375%, 11/15/2021, Series Aa	2,675,077
8,940,000	5.500%, 11/1/2026, Series Ad	8,940,000
	New York State Dormitory Authority State Personal Income Tax Revenue Bonds
5,125,000	5.000%, 2/15/2029, Series A	5,526,339
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
2,000,000	7.500%, 5/15/2013, Series A	2,196,660
5,000,000	5.875%, 5/15/2017, Series A	5,823,400
4,000,000	5.250%, 11/15/2023, Series Be	4,100,200
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Eb	2,295,320
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
3,870,000	5.000%, 3/15/2036, Series B- 1	4,086,836

	Total New York	74,982,350

North Carolina (2.4%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,466,250
4,000,000	5.375%, 1/1/2017, Series C	4,157,360
7,170,000	5.250%, 1/1/2020, Series A	8,049,616
1,535,000	5.500%, 1/1/2021, Series B	1,537,748
2,000,000	5.000%, 1/1/2026, Series B	2,120,800
1,475,000	6.000%, 1/1/2026, Series Aa	1,935,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
North Carolina (2.4%) - continued
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
$3,200,000	5.000%, 1/1/2025, Series A	$3,488,864
1,250,000	5.000%, 1/1/2030, Series A	1,319,137
	Raleigh-Durham, North Carolina Airport Authority Revenue Bonds
4,435,000	5.000%, 5/1/2036, Series A	4,683,050
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
2,000,000	5.375%, 2/1/2017	2,037,140

	Total North Carolina	34,795,622

North Dakota (0.7%)
	North Dakota Public Finance Authority Revenue Bonds (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Series A	1,661,543
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,059,119
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
3,035,000	6.250%, 7/1/2021, Series B	3,037,792
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	2,873,751

	Total North Dakota	10,632,205

Ohio (2.7%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
600,000	6.000%, 12/1/2012[b]	603,234
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,455,000	5.125%, 6/1/2024, Series A-2	4,965,573
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,024,740
	Lucas County, Ohio Health Care Facilities Revenue Refunding and Improvement Bonds
2,000,000	6.550%, 8/15/2024, Series A	2,007,760
	Lucas County, Ohio Health Care System Refunding Revenue Bonds (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025[c]	1,226,300
1,250,000	5.500%, 8/15/2030[c]	1,221,288

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Ohio (2.7%) - continued
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
$2,000,000	6.500%, 10/1/2020, Series B	$2,439,520
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	4,885,992
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ab	2,359,160
10,000,000	5.500%, 2/15/2026, Series Ab	11,738,900
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,766,607
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Db	2,755,904

	Total Ohio	37,994,978

Oklahoma (0.2%)
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
60,000	7.100%, 9/1/2028, Series D- 2, AMT[b]	60,044
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,641,735
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds (NATL- RE Insured)
530,000	5.875%, 1/1/2012, Series Bb	534,558
	Oklahoma State Turnpike Authority Revenue Bonds
500,000	5.000%, 1/1/2028, Series A	555,015

	Total Oklahoma	2,791,352

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	314,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Oregon (0.2%) - continued
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
$5,000,000	Zero Coupon, 6/15/2028, Series B	$2,433,850

	Total Oregon	2,748,787

Pennsylvania (2.9%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,421,290
2,000,000	5.625%, 8/15/2039	2,109,940
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[b]	1,807,580
1,520,000	Zero Coupon, 3/15/2017[b]	1,328,146
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,601,500
2,000,000	6.125%, 1/1/2029	2,049,220
2,000,000	5.000%, 1/1/2036	1,750,780
	Delaware County, Pennsylvania Industrial Development Authority Airport Facilities Revenue Bonds
3,100,000	0.200%, 12/1/2015	3,100,000
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,179,660
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
5,795,000	5.750%, 7/1/2039, Series A	5,798,013
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Cb,d	6,707,920
5,000,000	6.250%, 6/1/2038, Series Cb	5,577,500
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,632,120
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[b]	1,048,220

	Total Pennsylvania	41,111,889

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Puerto Rico (1.2%)
	Puerto Rico Electric Power Authority Power Revenue Bonds
$10,000,000	5.250%, 7/1/2040, Series XX	$10,082,300
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	7,587,483

	Total Puerto Rico	17,669,783

South Carolina (1.4%)
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	1,000,450
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,285,370
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL- RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[b]	4,936,840
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
605,000	6.875%, 8/1/2027, Series Ca	670,213
4,895,000	6.875%, 8/1/2027, Series Ca	5,422,632
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
3,710,000	5.500%, 1/1/2038, Series A	4,012,550
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,b]	2,233,700

	Total South Carolina	20,561,755

South Dakota (0.9%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
5,000,000	6.500%, 6/1/2032, Series B	5,098,550
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032[a]	1,256,276
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	5,045,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
South Dakota (0.9%) - continued
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health) - continued
$1,250,000	5.500%, 11/1/2040	$1,308,375

	Total South Dakota	12,708,601

Tennessee (1.2%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson- Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,099,040
3,450,000	5.750%, 4/1/2041	3,644,442
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,647,915
2,000,000	5.350%, 9/1/2012	2,070,660
	Nashville and Davidson Counties Industrial Development Board Multifamily Housing Revenue Refunding Bonds (Beechwood Terrace Apartments) (GNMA Collateralized)
4,155,000	6.625%, 3/20/2036, Series Ab	4,283,431

	Total Tennessee	16,745,488

Texas (10.3%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,285,000	4.850%, 4/1/2021, AMT	10,685,601
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[b]	2,108,960
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
1,665,000	6.000%, 11/15/2013[b]	1,702,762
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Ab	1,871,347
	Bluebonnet Trails Community Mental Health and Mental Retardation Center Revenue Bonds
1,000,000	6.125%, 12/1/2016	1,008,210
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	4,105,560

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Texas (10.3%) - continued
	Corpus Christi, Texas General Improvement Refunding Bonds (AGM Insured)
$135,000	5.000%, 3/1/2012, Series Ab	$137,117
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL- RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[b]	1,030,080
500,000	5.500%, 11/1/2017, Series A AMT[b]	513,250
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (XLCA Insured)
9,750,000	2, 6.125%, 11/1/2018, Series C- AMT[b]	9,783,443
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[b]	11,837,400
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[b]	1,454,778
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Aa,b	3,380,130
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Refunding Bonds (Exxon)
3,000,000	0.080%, 10/1/2024	3,000,000
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	7.250%, 12/1/2035, Series B	2,261,560
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[b]	4,600,890
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	6,847,815
	Houston, Texas Airport System Revenue Bonds (AGM Insured)
500,000	5.625%, 7/1/2030, Series A, AMT[b]	500,205
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
10,000,000	5.750%, 12/1/2032, Series Aa,b	12,964,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Texas (10.3%) - continued
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF- GTD Insured)
$5,315,000	Zero Coupon, 8/15/2019[b]	$4,310,359
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ab	215,776
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[b]	6,049,100
2,000,000	5.250%, 2/1/2029[b]	2,409,600
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,852,304
	North Texas Tollway Authority System Revenue Refunding Bonds
1,000,000	5.625%, 1/1/2033, Series A	1,048,370
	North Texas Tollway Authority System Revenue Refunding Bonds (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Series Db	2,096,850
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,500,000	6.250%, 8/15/2029, Series A	2,491,750
2,000,000	6.500%, 8/15/2039, Series A	2,016,740
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033[b]	1,051,230
2,795,000	6.150%, 11/20/2041[b]	2,937,601
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	426,517
	San Antonio, Texas Water System Revenue Refunding Bonds (AGM Insured)
885,000	5.500%, 5/15/2018[b]	905,452
115,000	5.500%, 5/15/2018[a,b]	118,248
115,000	5.500%, 5/15/2019[a,b]	118,248
885,000	5.500%, 5/15/2019[b]	904,930
115,000	5.500%, 5/15/2020[a,b]	118,247
885,000	5.500%, 5/15/2020[b]	904,541
	San Juan, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Series A	2,061,240
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,179,349

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Texas (10.3%) - continued
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University) - continued
$1,000,000	5.125%, 6/1/2027	$998,360
	Socorro, Texas Independent School District General Obligation Refunding Bonds (School Building)
2,000,000	5.000%, 8/15/2034[b]	2,162,180
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	10,439,097
	Southwest Higher Education Authority, Inc. Higher Education Revenue Bonds (Southern Methodist University)
1,500,000	5.000%, 10/1/2041	1,580,400
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,499,309
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Series Bb	1,329,000
2,000,000	5.250%, 9/1/2027, Series Bb	2,115,500
1,000,000	5.250%, 9/1/2028, Series Bb	1,055,710
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,131,540
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	338,578
350,000	6.500%, 5/1/2015	388,951
335,000	6.500%, 5/1/2017[a]	383,682
1,650,000	5.750%, 5/1/2024	1,759,494
2,000,000	5.800%, 5/1/2032[a]	2,256,040
	Wylie, Texas Independent School District General Obligation Bonds (PSF-GTD Insured)
430,000	6.875%, 8/15/2014[b]	437,770
3,280,000	7.000%, 8/15/2024[b]	3,328,216

	Total Texas	146,213,987

Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
3,000,000	5.000%, 8/15/2041	3,048,120
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,318,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Utah (0.7%) - continued
	Utah State Charter School Finance Authority Charter School Revenue Bonds (North Davis Preparatory)
$1,000,000	6.250%, 7/15/2030	$952,300

	Total Utah	10,318,780

Virginia (1.2%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,103,440
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,825,625
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
515,000	5.250%, 6/1/2019[a]	529,183
	Virginia Commonwealth Transportation Board Revenue Bonds
10,000,000	5.000%, 5/15/2034	10,835,500
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040	2,106,460

	Total Virginia	17,400,208

Washington (4.9%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL- RE Insured)
1,000,000	5.750%, 7/1/2018, Series Ab	1,032,150
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[b]	6,630,060
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,658,925
	King County, Washington Sewer Revenue Refunding Bonds (AGM Insured)
10,000,000	5.500%, 1/1/2013, Series Ba,b	10,085,300
	Tobacco Settlement Authority Tobacco Settlement Asset- Backed Bonds
7,005,000	6.500%, 6/1/2026	7,134,523
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[b]	5,835,808

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Washington (4.9%) - continued
	Washington General Obligation Bonds
$2,000,000	6.000%, 6/1/2012, Series B & AT-7	$2,066,580
665,000	5.750%, 10/1/2012, Series 93A	698,137
10,000	5.750%, 10/1/2012, Series 93Aa	10,498
4,135,000	6.750%, 2/1/2015, Series A	4,404,561
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series 2007Ab	5,626,300
	Washington Health Care Facilities Authority Revenue Bonds
2,500,000	5.250%, 12/1/2030	2,443,925
5,000,000	5.250%, 10/1/2032, Series A	5,256,400
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center) (AGM Insured)
1,000,000	5.000%, 12/1/2030, Series Ab	1,003,070
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	5,561,800
	Washington Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[b]	2,005,160
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,453,918
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,315,645
1,000,000	5.625%, 10/1/2040	981,040

	Total Washington	70,203,800

Wisconsin (1.6%)
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
3,500,000	5.875%, 2/15/2039	3,569,160
	Wisconsin Health and Educational Facilities Authority Revenue and Refunding Bonds (Wheaton Franciscan Services, Inc.)
6,000,000	5.750%, 8/15/2025[a]	6,154,200
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,059,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Wisconsin (1.6%) - continued
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
$920,000	5.750%, 8/15/2020[b]	$930,166
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic)
2,000,000	6.000%, 2/15/2025, Series B	2,005,500
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,000,000	5.500%, 12/15/2038, Series A	5,117,900
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[b]	1,986,380
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	15.000%, 10/1/2033, Series B-1	1,033,710

	Total Wisconsin	22,856,656

Wyoming (2.0%)
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
6,500,000	0.080%, 11/1/2014, Series C	6,500,000
6,000,000	0.080%, 11/1/2014, Series A	6,000,000
6,525,000	0.120%, 11/1/2014, Series B	6,525,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,391,971
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,681,391

	Total Wyoming	29,098,362

	Total Long-Term Fixed Income (cost $1,343,734,970)	1,422,638,648

	Total Investments (cost $1,343,734,970) 99.8%	$1,422,638,648

	Other Assets and Liabilities, Net 0.2%	3,467,951

	Total Net Assets 100.0%	$1,426,106,599

a	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
b	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2011.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Municipal Bond Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)	1/21/2000	$2,663,820
White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)	6/9/2000	$1,150,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2011

Definitions:
ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
CR	-	Custodial Receipts
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Public School Fund Guaranteed
Q-SBLF	-	Qualified School Bond Loan Fund
Radian	-	Radian Guaranty, Inc.
TCRS	-	Temporary Custodial Receipts
VA	-	Department of Veterans’ Affairs
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$83,297,413
Gross unrealized depreciation	(4,393,735)
Net unrealized appreciation (depreciation)	$78,903,678

Cost for federal income tax purposes	$1,343,734,970

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Education	154,570,706	–	154,570,706	–
Electric Revenue	72,099,811	–	72,099,811	–
Escrowed/Pre-refunded	143,735,950	–	143,735,950	–
General Obligation	265,013,039	–	265,013,039	–
Health Care	190,693,779	–	190,693,779	–
Housing Finance	15,238,750	–	15,238,750	–
Industrial Development Revenue	71,092,114	–	71,092,114	–
Other Revenue	183,834,812	–	183,834,812	–
Tax Revenue	95,111,687	–	95,111,687	–
Transportation	157,955,716	–	157,955,716	–
Water & Sewer	73,292,284	–	73,292,284	–
Total	$1,422,638,648	$–	$1,422,638,648	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Bank Loans (1.2%)[a]	Value
Capital Goods (<0.1%)
	Transdigm Group, Inc., Term Loan
$367,225	4.000%, 2/14/2017	$365,694

	Total Capital Goods	365,694

Communications Services (0.2%)
	Atlantic Broadband Finance, LLC, Term Loan
804,249	4.000%, 3/8/2016	786,724
	Charter Communications Operating, LLC, Term Loan
20,239	7.250%, 3/6/2014	20,230
	Lamar Media Corporation, Term Loan
473,448	4.000%, 12/30/2016	474,040

	Total Communications Services	1,280,994

Consumer Cyclical (0.2%)
	Chrysler Group, LLC, Term Loan
1,436,400	6.000%, 5/24/2017	1,346,625

	Total Consumer Cyclical	1,346,625

Consumer Non-Cyclical (0.1%)
	Dole Food Company, Term Loan
235,370	5.032%, 7/8/2018	234,572
126,738	5.045%, 7/8/2018	126,308
	Michael Foods, Inc., Term Loan
746,250	4.250%, 2/25/2018	735,527

	Total Consumer Non-Cyclical	1,096,407

Energy (0.1%)
	MEG Energy Corporation, Term Loan
900,000	4.000%, 3/18/2018	895,500

	Total Energy	895,500

Financials (0.1%)
	Springleaf Financial Funding Company, Term Loan
925,000	5.500%, 5/10/2017	844,395

	Total Financials	844,395

Technology (0.3%)
	Freescale Semiconductor, Term Loan
939,430	4.489%, 12/1/2016	901,383
	Intelsat Jackson Holdings SA, Term Loan
1,104,450	5.250%, 4/2/2018	1,094,786
	Syniverse Holdings, Inc., Term Loan
178,650	5.250%, 12/21/2017	178,352

	Total Technology	2,174,521

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,446,375	5.500%, 4/20/2017	1,405,399

	Total Transportation	1,405,399

	Total Bank Loans (cost $9,611,888)	9,409,535

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Asset-Backed Securities (1.3%)
	Carrington Mortgage Loan Trust
$1,100,000	0.395%, 8/25/2036[b]	$357,003
	Countrywide Asset-Backed Certificates
774,052	5.549%, 8/25/2021[c]	676,774
	First Horizon ABS Trust
1,218,593	0.405%, 10/25/2034[b,c]	764,158
	GMAC Mortgage Corporation Loan Trust
3,014,231	0.425%, 8/25/2035[b,c]	1,871,967
3,322,745	0.425%, 12/25/2036[b,c]	2,042,710
	GSAMP Trust
3,168,670	0.325%, 8/25/2036[b]	2,857,969
	IndyMac Seconds Asset-Backed Trust
1,572,567	0.415%, 10/25/2036[b,c]	291,447
	Renaissance Home Equity Loan Trust
1,994,294	5.746%, 5/25/2036	1,135,108
1,400,000	6.011%, 5/25/2036	616,039

	Total Asset-Backed Securities	10,613,175

Basic Materials (5.6%)
	AbitibiBowater, Inc.
1,264,000	10.250%, 10/15/2018[d]	1,384,080
	Alcoa, Inc.
1,430,000	5.720%, 2/23/2019	1,433,669
675,000	6.150%, 8/15/2020	696,867
1,000,000	6.750%, 1/15/2028	1,026,607
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,755,691
2,250,000	5.250%, 8/5/2020	2,184,525
	Arch Coal, Inc.
1,170,000	7.000%, 6/15/2019[d]	1,210,950
	Celulosa Arauco y Constitucion SA
1,480,000	5.000%, 1/21/2021	1,521,162
	CF Industries, Inc.
2,380,000	6.875%, 5/1/2018	2,713,200
	Cliffs Natural Resources, Inc.
1,800,000	4.875%, 4/1/2021	1,802,617
	CONSOL Energy, Inc.
290,000	8.000%, 4/1/2017	317,550
940,000	8.250%, 4/1/2020	1,029,300
	Domtar Corporation
1,100,000	7.125%, 8/15/2015	1,210,000
	Dow Chemical Company
1,750,000	5.900%, 2/15/2015	1,947,479
1,130,000	8.550%, 5/15/2019	1,467,971
2,150,000	4.250%, 11/15/2020	2,210,931
	FMG Resources Property, Ltd.
1,110,000	7.000%, 11/1/2015[d]	1,110,000
710,000	6.875%, 2/1/2018[d,e]	681,600
370,000	8.250%, 11/1/2019[d]	373,700
	Georgia-Pacific, LLC
2,020,000	5.400%, 11/1/2020[d]	2,252,064
	International Paper Company
1,500,000	7.500%, 8/15/2021	1,822,926
750,000	7.300%, 11/15/2039	874,541
	Lyondell Chemical Company
1,130,000	11.000%, 5/1/2018	1,258,537
	Noble Group, Ltd.
750,000	4.875%, 8/5/2015[d]	736,875
1,850,000	6.750%, 1/29/2020[d]	1,813,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Basic Materials (5.6%) - continued
	NOVA Chemicals Corporation
$750,000	8.625%, 11/1/2019	$843,750
	Novelis, Inc.
1,080,000	8.375%, 12/15/2017	1,166,400
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,357,735
1,100,000	3.500%, 11/2/2020	1,125,189
	Teck Resources, Ltd.
827,000	10.250%, 5/15/2016	968,582
	Vale Overseas, Ltd.
1,875,000	6.875%, 11/10/2039	2,160,810
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,428,917

	Total Basic Materials	44,887,225

Capital Goods (2.4%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[d]	2,140,863
	Ball Corporation
1,060,000	5.750%, 5/15/2021	1,094,450
	Boeing Capital Corporation
900,000	2.125%, 8/15/2016	917,071
	Case New Holland, Inc.
750,000	7.750%, 9/1/2013	798,750
950,000	7.875%, 12/1/2017	1,071,125
	Cemex SAB de CV
730,000	5.369%, 9/30/2015[b,d]	540,200
	CRH America, Inc.
1,000,000	4.125%, 1/15/2016	1,000,523
1,100,000	8.125%, 7/15/2018	1,268,181
	Crown Americas, LLC
1,460,000	7.625%, 5/15/2017	1,584,100
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	1,989,398
	Lockheed Martin Corporation
1,425,000	3.350%, 9/15/2021	1,436,299
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	425,287
900,000	5.000%, 3/1/2020	1,000,530
1,300,000	5.250%, 11/15/2021	1,482,217
	Sealed Air Corporation
710,000	8.375%, 9/15/2021[d]	768,575
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,612,189

	Total Capital Goods	19,129,758

Collateralized Mortgage Obligations (1.7%)
	Banc of America Mortgage Securities, Inc.
3,359,446	2.764%, 9/25/2035[b]	2,687,177
	Bear Stearns Mortgage Funding Trust
550,918	0.525%, 8/25/2036[b]	155,809
	CitiMortgage Alternative Loan Trust
1,860,742	5.750%, 4/25/2037	1,230,706
	Countrywide Alternative Loan Trust
2,528,644	6.000%, 1/25/2037	1,700,151
	HomeBanc Mortgage Trust
1,742,400	2.171%, 4/25/2037	951,697

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Collateralized Mortgage Obligations (1.7%) - continued
	Merrill Lynch Mortgage Investors, Inc.
$2,473,057	2.628%, 6/25/2035	$2,031,723
	Wachovia Mortgage Loan Trust, LLC
2,249,762	2.902%, 5/20/2036	1,475,007
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,434,673	0.980%, 2/25/2047[b]	1,486,183
	Washington Mutual Mortgage Pass-Through Certificates
1,393,622	0.535%, 10/25/2045[b]	1,048,936

	Total Collateralized Mortgage Obligations	12,767,389

Commercial Mortgage-Backed Securities (3.8%)
	Banc of America Commercial Mortgage, Inc.
1,800,000	5.655%, 4/10/2049	1,561,585
	Bear Stearns Commercial Mortgage Securities, Inc.
1,570,548	0.393%, 3/15/2022[b,f]	1,541,036
2,500,000	5.331%, 2/11/2044	2,602,107
	Citigroup Commercial Mortgage Trust
3,000,000	0.383%, 4/15/2022[b,d]	2,878,689
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,361,225
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.373%, 12/15/2020[b,f]	3,648,440
3,500,000	0.423%, 6/15/2022[b,f]	3,209,573
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,854,709
	Credit Suisse Mortgage Capital Certificates
1,811,192	0.413%, 10/15/2021[b,d]	1,674,726
2,500,000	5.467%, 9/15/2039	2,643,795
	LB-UBS Commercial Mortgage Trust
1,800,000	6.167%, 9/15/2045	1,534,896
	Morgan Stanley Capital, Inc.
1,800,000	5.406%, 3/15/2044	1,628,228
	Wachovia Bank Commercial Mortgage Trust
5,000,000	0.363%, 9/15/2021[b,f]	4,408,075
	WaMu Commercial Mortgage Securities Trust
48,057	3.830%, 1/25/2035[d]	48,197

	Total Commercial Mortgage- Backed Securities	30,595,281

Communications Services (9.6%)
	Alltel Corporation
2,350,000	7.000%, 3/15/2016	2,826,890
	America Movil SAB de CV
710,000	2.375%, 9/8/2016	708,859
2,200,000	5.000%, 3/30/2020	2,449,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Communications Services (9.6%) - continued
	American Tower Corporation
$1,200,000	4.625%, 4/1/2015	$1,280,424
750,000	4.500%, 1/15/2018	771,410
	AT&T, Inc.
2,900,000	4.450%, 5/15/2021	3,152,291
1,245,000	5.550%, 8/15/2041	1,404,732
	Cablevision Systems Corporation
700,000	8.625%, 9/15/2017	759,500
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,938,143
700,000	7.875%, 9/1/2023	872,636
	CCO Holdings, LLC
1,120,000	7.250%, 10/30/2017	1,170,400
720,000	7.000%, 1/15/2019	747,000
	Cellco Partnership/Verizon Wireless Capital, LLC
1,400,000	8.500%, 11/15/2018	1,892,901
	CenturyLink, Inc.
1,480,000	5.150%, 6/15/2017	1,493,557
	Clear Channel Worldwide Holdings, Inc.
1,120,000	9.250%, 12/15/2017	1,215,200
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,299,625
1,100,000	5.700%, 5/15/2018	1,267,609
1,300,000	6.400%, 5/15/2038	1,548,304
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[d]	1,518,652
1,500,000	8.375%, 3/1/2039[d]	2,097,438
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[d]	3,005,652
	CSC Holdings, Inc.
710,000	7.625%, 7/15/2018	773,900
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
2,925,000	5.000%, 3/1/2021	3,201,962
	Discovery Communications, LLC
1,080,000	4.375%, 6/15/2021	1,131,816
	Dish DBS Corporation
1,765,000	6.750%, 6/1/2021	1,822,363
	EH Holding Corporation
1,780,000	6.500%, 6/15/2019[d]	1,820,050
	Embarq Corporation
1,400,000	7.082%, 6/1/2016	1,517,282
	Frontier Communications Corporation
750,000	7.875%, 4/15/2015	794,531
1,240,000	8.250%, 4/15/2017	1,323,700
	Intelsat Jackson Holdings SA
1,100,000	7.500%, 4/1/2021[d]	1,105,500
	MetroPCS Wireless, Inc.
1,120,000	7.875%, 9/1/2018	1,139,600
	NBCUniversal Media, LLC
2,250,000	5.150%, 4/30/2020	2,528,595
	News America, Inc.
1,100,000	7.625%, 11/30/2028	1,299,604
1,350,000	6.400%, 12/15/2035	1,518,720
	NII Capital Corporation
1,100,000	8.875%, 12/15/2019	1,155,000
	Qwest Communications International, Inc.
1,820,000	7.125%, 4/1/2018	1,860,950

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Communications Services (9.6%) - continued
	Qwest Corporation
$400,000	8.375%, 5/1/2016	$457,000
1,800,000	6.500%, 6/1/2017	1,939,500
	Rogers Communications, Inc.
1,420,000	8.750%, 5/1/2032	2,046,034
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[d]	2,179,000
	Telefonica Emisiones SAU
735,000	5.462%, 2/16/2021	744,925
	Telefonica SA
720,000	5.877%, 7/15/2019	747,074
	Telemar Norte Leste SA
2,200,000	5.500%, 10/23/2020[d]	2,216,500
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,910,282
1,450,000	6.750%, 6/15/2039	1,762,469
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,512,205
	Verizon Communications, Inc.
1,400,000	3.500%, 11/1/2021[g]	1,412,373
	VimpelCom Holdings BV
1,440,000	6.255%, 3/1/2017[d]	1,369,728
	Virgin Media Finance plc
1,480,000	9.500%, 8/15/2016	1,650,200

	Total Communications Services	76,361,614

Consumer Cyclical (5.1%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[d]	2,688,886
	Chrysler Group, LLC
710,000	8.000%, 6/15/2019[d,e]	653,200
	CVS Caremark Corporation
1,500,000	6.302%, 6/1/2037	1,456,875
	Daimler Finance North America, LLC
1,240,000	3.875%, 9/15/2021[d]	1,242,985
	FireKeepers Development Authority
760,000	13.875%, 5/1/2015[d]	866,400
	Ford Motor Credit Company, LLC
1,250,000	8.000%, 6/1/2014[e]	1,374,570
1,400,000	3.875%, 1/15/2015	1,400,687
1,070,000	7.000%, 4/15/2015	1,166,300
370,000	6.625%, 8/15/2017	405,473
	Goodyear Tire & Rubber Company
1,145,000	8.250%, 8/15/2020[e]	1,225,150
	Home Depot, Inc.
375,000	3.950%, 9/15/2020[e]	395,217
2,100,000	5.875%, 12/16/2036	2,481,879
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[d]	2,038,994
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[d]	1,523,851
	J.C. Penney Company, Inc.
1,050,000	5.650%, 6/1/2020	989,625
	KIA Motors Corporation
1,740,000	3.625%, 6/14/2016[d]	1,694,101

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Consumer Cyclical (5.1%) - continued
	Macy’s Retail Holdings, Inc.
$1,930,000	8.125%, 7/15/2015	$2,236,380
1,080,000	7.450%, 7/15/2017	1,258,570
	MGM Resorts International
720,000	11.125%, 11/15/2017	817,200
	Peninsula Gaming, LLC
270,000	10.750%, 8/15/2017	278,100
	RCI Banque SA
1,275,000	4.600%, 4/12/2016[d]	1,238,429
	Sheraton Holding Corporation
710,000	7.375%, 11/15/2015	782,775
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,276,500
	Time Warner, Inc.
700,000	4.000%, 1/15/2022	718,029
1,400,000	7.700%, 5/1/2032	1,823,025
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,030,766
	Toys R Us Property Company II, LLC
1,080,000	8.500%, 12/1/2017	1,140,750
	Volkswagen International Finance NV
1,455,000	2.875%, 4/1/2016[d]	1,469,130
	Wal-Mart Stores, Inc.
2,000,000	5.250%, 9/1/2035	2,330,452
	West Corporation
920,000	7.875%, 1/15/2019	933,800
	Wyndham Worldwide Corporation
1,120,000	6.000%, 12/1/2016	1,184,528
730,000	5.625%, 3/1/2021	748,573

	Total Consumer Cyclical	40,871,200

Consumer Non-Cyclical (5.4%)
	Altria Group, Inc.
1,000,000	9.700%, 11/10/2018	1,344,021
905,000	4.750%, 5/5/2021	974,927
1,500,000	9.950%, 11/10/2038	2,278,952
	Anheuser-Busch InBev Worldwide, Inc.
1,450,000	5.375%, 1/15/2020	1,716,559
1,475,000	5.000%, 4/15/2020	1,712,235
	Biomet, Inc.
1,475,000	10.000%, 10/15/2017[d]	1,593,000
	Boston Scientific Corporation
2,200,000	4.500%, 1/15/2015	2,316,393
	Bunge Limited Finance Corporation
1,265,000	5.100%, 7/15/2015	1,325,200
900,000	4.100%, 3/15/2016	926,810
	Celgene Corporation
1,500,000	3.950%, 10/15/2020	1,514,073
	Coca-Cola Company
1,075,000	1.800%, 9/1/2016[d]	1,072,511
	Community Health Systems, Inc.
1,720,000	8.875%, 7/15/2015[e]	1,760,850
	DJO Finance, LLC/DJO Finance Corporation
360,000	7.750%, 4/15/2018	304,200
	Endo Pharmaceuticals Holdings, Inc.
70,000	7.000%, 7/15/2019[d]	75,600

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Consumer Non-Cyclical (5.4%) - continued
	Energizer Holdings, Inc.
$1,000,000	4.700%, 5/19/2021[d]	$1,057,101
	Express Scripts, Inc.
1,265,000	3.125%, 5/15/2016	1,293,764
	Fortune Brands, Inc.
485,000	6.375%, 6/15/2014	532,080
127,000	5.375%, 1/15/2016	136,168
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	1,887,888
	HCA, Inc.
1,510,000	8.500%, 4/15/2019	1,661,000
730,000	7.250%, 9/15/2020	782,012
180,000	7.500%, 2/15/2022	183,600
	JBS Finance II, Ltd.
750,000	8.250%, 1/29/2018[f]	693,750
	Kinetic Concepts, Inc./KCI USA, Inc.
350,000	10.500%, 11/1/2018[d,g]	353,937
	Kraft Foods, Inc.
1,300,000	6.125%, 2/1/2018	1,533,347
3,300,000	5.375%, 2/10/2020	3,803,468
	Life Technologies Corporation
750,000	6.000%, 3/1/2020	835,906
	Mylan, Inc.
2,145,000	7.875%, 7/15/2020[d]	2,402,400
	Roche Holdings, Inc.
1,790,000	6.000%, 3/1/2019[d]	2,170,320
	Stryker Corporation
1,420,000	2.000%, 9/30/2016	1,435,941
	Tenet Healthcare Corporation
1,120,000	8.875%, 7/1/2019	1,265,600
	Tyson Foods, Inc.
2,160,000	6.850%, 4/1/2016	2,332,800

	Total Consumer Non-Cyclical	43,276,413

Energy (9.9%)
	Anadarko Petroleum Corporation
1,600,000	6.375%, 9/15/2017	1,882,790
	BG Energy Capital plc
925,000	4.000%, 10/15/2021[d]	953,740
	BP Capital Markets plc
1,750,000	2.248%, 11/1/2016	1,759,733
1,975,000	4.500%, 10/1/2020	2,168,633
1,100,000	4.742%, 3/11/2021	1,233,800
	CenterPoint Energy Resources Corporation
3,650,000	6.125%, 11/1/2017	4,161,934
	CNPC HK Overseas Capital, Ltd.
1,630,000	5.950%, 4/28/2041[d]	1,845,268
	Concho Resources, Inc.
720,000	6.500%, 1/15/2022	756,000
	Devon Energy Corporation
2,160,000	5.600%, 7/15/2041	2,547,396
	El Paso Pipeline Partners Operating Company, LLC
710,000	5.000%, 10/1/2021	728,087
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	603,687
2,200,000	8.050%, 10/1/2037	2,290,653
	Energy Transfer Partners, LP
2,880,000	6.700%, 7/1/2018	3,210,284
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,442,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Energy (9.9%) - continued
$2,250,000	6.300%, 9/15/2017	$2,639,995
	EQT Corporation
800,000	8.125%, 6/1/2019	951,868
	Harvest Operations Corporation
700,000	6.875%, 10/1/2017[d]	722,750
	Inergy, LP
370,000	6.875%, 8/1/2021	361,675
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,201,437
	Kinder Morgan Energy Partners, LP
730,000	3.500%, 3/1/2016	763,111
750,000	5.950%, 2/15/2018	857,110
1,900,000	5.800%, 3/1/2021	2,155,254
1,450,000	5.625%, 9/1/2041	1,547,069
	Linn Energy, LLC
1,750,000	7.750%, 2/1/2021	1,868,125
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,487,466
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
700,000	6.250%, 6/15/2022[g]	717,500
	Nabors Industries, Inc.
1,425,000	4.625%, 9/15/2021[d]	1,424,859
	Newfield Exploration Company
710,000	6.625%, 4/15/2016	730,412
390,000	5.750%, 1/30/2022	413,400
	Nexen, Inc.
1,090,000	7.400%, 5/1/2028	1,269,637
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,499,636
730,000	6.000%, 3/1/2041	849,013
	Odebrecht Drilling Norbe VIII/IX, Ltd.
750,000	6.350%, 6/30/2021[d]	783,750
	ONEOK Partners, LP
1,750,000	6.850%, 10/15/2037	2,149,735
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,288,750
1,825,000	5.375%, 1/27/2021	1,919,772
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,621,975
	Plains All American Pipeline, LP
1,850,000	6.500%, 5/1/2018	2,143,728
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,254,300
	Rowan Companies, Inc.
2,550,000	5.000%, 9/1/2017	2,633,038
	SandRidge Energy, Inc.
550,000	7.500%, 3/15/2021[d]	530,750
	Schlumberger Investment SA
1,065,000	3.300%, 9/14/2021[d]	1,089,791
	SESI, LLC
270,000	6.375%, 5/1/2019[d]	275,400
	Southwestern Energy Company
1,000,000	7.500%, 2/1/2018	1,160,000
	Spectra Energy Partners, LP
1,800,000	4.600%, 6/15/2021	1,845,648
	Suncor Energy, Inc.
2,290,000	6.100%, 6/1/2018	2,710,103

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Energy (9.9%) - continued
	Transocean, Inc.
$1,080,000	7.375%, 4/15/2018	$1,212,626
	Valero Energy Corporation
1,875,000	6.125%, 2/1/2020	2,153,051
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,483,108
	Weatherford International, Ltd.
2,500,000	6.000%, 3/15/2018	2,774,743
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[d]	1,990,875

	Total Energy	79,065,465

Financials (27.4%)
	Abbey National Capital Trust I
1,910,000	8.963%, 12/29/2049[h]	1,814,500
	Aegon NV
1,400,000	2.397%, 7/29/2049[b,h]	679,770
	Ally Financial, Inc.
1,100,000	4.500%, 2/11/2014	1,075,250
930,000	7.500%, 9/15/2020	939,300
	American Express Credit Corporation
2,125,000	2.800%, 9/19/2016	2,157,986
	American International Group, Inc.
1,775,000	4.250%, 9/15/2014	1,745,927
1,750,000	6.400%, 12/15/2020	1,832,857
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,877,874
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,470,585
	AXA SA
2,600,000	6.463%, 12/14/2018[d,h]	1,839,500
	Axis Specialty Finance, LLC
1,750,000	5.875%, 6/1/2020	1,749,902
	BAC Capital Trust VI
1,100,000	5.625%, 3/8/2035	863,125
	BAC Capital Trust XV
1,810,000	1.126%, 6/1/2056[b]	984,499
	Banco BTG Pactual SA
1,800,000	4.875%, 7/8/2016[d]	1,761,750
	Banco do Brasil SA
1,445,000	5.875%, 1/26/2022[d]	1,452,225
	Bank of America Corporation
1,800,000	6.500%, 8/1/2016	1,873,318
1,420,000	5.625%, 10/14/2016	1,415,412
1,700,000	5.750%, 12/1/2017	1,692,173
1,440,000	5.875%, 1/5/2021	1,409,944
1,100,000	8.000%, 12/29/2049[h]	1,023,517
	Bank of Nova Scotia
2,145,000	2.150%, 8/3/2016[d]	2,168,243
	BBVA Bancomer SA/Texas
1,460,000	6.500%, 3/10/2021[d]	1,452,700
	BBVA International Preferred SA Unipersonal
1,850,000	5.919%, 12/29/2049[e,h]	1,337,458
	Bear Stearns Companies, LLC
1,200,000	4.650%, 7/2/2018	1,257,694
	Berkshire Hathaway, Inc.
1,785,000	3.750%, 8/15/2021	1,832,811
	Blackstone Holdings Finance Company, LLC
1,860,000	5.875%, 3/15/2021[d]	1,886,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Financials (27.4%) - continued
	BNP Paribas Home Loan Covered Bonds SA
$2,600,000	2.200%, 11/2/2015[d,e]	$2,501,109
	Boston Properties, LP
2,250,000	5.875%, 10/15/2019	2,482,452
	Capital One Capital V
1,075,000	10.250%, 8/15/2039	1,112,625
	Capital One Financial Corporation
930,000	6.150%, 9/1/2016	987,569
1,790,000	4.750%, 7/15/2021	1,878,598
	CIT Group, Inc.
550,000	5.250%, 4/1/2014[d]	547,250
1,902,313	7.000%, 5/1/2017	1,902,313
	Citigroup, Inc.
1,875,000	6.010%, 1/15/2015	2,015,693
2,700,000	4.750%, 5/19/2015	2,810,627
1,300,000	6.125%, 5/15/2018	1,440,495
1,450,000	8.500%, 5/22/2019	1,794,256
	CME Group Index Services, LLC
1,400,000	4.400%, 3/15/2018[d]	1,486,906
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,452,161
700,000	5.875%, 8/15/2020	710,475
	CommonWealth REIT
1,850,000	6.250%, 8/15/2016	1,958,416
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,085,000	5.250%, 5/24/2041	1,272,521
710,000	11.000%, 12/29/2049[d,h]	859,100
	Corporacion Andina de Fomento
960,000	8.125%, 6/4/2019	1,168,063
	Credit Suisse of New York, Convertible
720,000	0.500%, 6/22/2018[i]	711,720
	Developers Diversified Realty Corporation
1,460,000	4.750%, 4/15/2018	1,373,942
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,272,420
1,300,000	7.000%, 4/15/2020[e]	1,357,564
	DnB NOR Boligkreditt
2,600,000	2.900%, 3/29/2016[d]	2,701,949
	Fairfax Financial Holdings, Ltd.
1,625,000	5.800%, 5/15/2021[d]	1,531,301
	Fifth Third Bancorp
1,100,000	3.625%, 1/25/2016	1,127,952
1,790,000	0.771%, 12/20/2016[b]	1,612,860
1,700,000	5.450%, 1/15/2017	1,812,123
	FUEL Trust
725,000	4.207%, 4/15/2016[d]	727,820
1,800,000	3.984%, 6/15/2016[d]	1,780,054
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,467,200
	General Electric Capital Corporation
1,100,000	6.000%, 8/7/2019	1,249,786
1,500,000	4.375%, 9/16/2020	1,526,439
900,000	5.300%, 2/11/2021	957,837
925,000	6.750%, 3/15/2032	1,081,717
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	1,892,296
1,650,000	5.950%, 1/18/2018	1,734,879
1,750,000	5.250%, 7/27/2021	1,766,457
1,800,000	6.750%, 10/1/2037	1,729,571

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Financials (27.4%) - continued
	Health Care Property Investors, Inc.
$1,900,000	5.625%, 5/1/2017	$1,992,663
	Health Care REIT, Inc.
1,800,000	6.125%, 4/15/2020	1,847,637
1,850,000	4.950%, 1/15/2021	1,742,089
	HSBC USA, Inc.
1,100,000	5.000%, 9/27/2020	1,068,793
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,846,170
	Hutchinson Whampoa Finance, Ltd.
1,450,000	6.000%, 12/29/2049[d,h]	1,460,875
	Icahn Enterprises, LP
710,000	7.750%, 1/15/2016	727,750
	ING Bank NV
1,850,000	2.500%, 1/14/2016[d]	1,858,786
	ING Capital Funding Trust III
1,800,000	3.969%, 12/31/2049[b,h]	1,525,003
	International Lease Finance Corporation
900,000	5.750%, 5/15/2016	849,136
1,875,000	6.750%, 9/1/2016[d]	1,928,906
	J.P. Morgan Chase & Company
900,000	3.150%, 7/5/2016	901,527
1,850,000	5.500%, 10/15/2040	1,981,480
1,800,000	7.900%, 4/29/2049[h]	1,938,078
	J.P. Morgan Chase Capital XXV
900,000	6.800%, 10/1/2037	898,875
	Jefferies Group, Inc.
2,500,000	5.125%, 4/13/2018	2,257,052
	JPMorgan Chase Bank NA
1,785,000	5.875%, 6/13/2016	1,935,518
	KeyCorp
2,425,000	5.100%, 3/24/2021	2,521,200
	Kilroy Realty, LP
1,435,000	4.800%, 7/15/2018	1,412,699
	LBG Capital No. 1 plc
1,100,000	7.875%, 11/1/2020[d]	946,000
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	1,985,744
1,125,000	4.750%, 10/1/2020	1,131,047
	Marsh & McLennan Companies, Inc.
1,075,000	4.800%, 7/15/2021	1,159,223
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,003,120
2,000,000	7.750%, 5/14/2038	1,995,226
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[d]	317,594
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[d]	877,500
	Morgan Stanley
1,875,000	4.200%, 11/20/2014	1,852,972
1,420,000	5.375%, 10/15/2015	1,428,225
2,270,000	6.625%, 4/1/2018	2,365,853
1,100,000	5.625%, 9/23/2019	1,086,166
2,300,000	5.500%, 1/26/2020	2,266,188
	MUFG Capital Finance 1, Ltd.
1,920,000	6.346%, 7/29/2049[h]	1,930,326
	National Bank of Canada
2,110,000	2.200%, 10/19/2016[d]	2,133,769
	National City Bank
2,950,000	5.800%, 6/7/2017	3,250,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Financials (27.4%) - continued
	Nationwide Building Society
$1,600,000	6.250%, 2/25/2020[d]	$1,662,277
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[d]	1,642,226
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,623,555
	PNC Financial Services Group, Inc.
1,790,000	0.292%, 12/31/2049[e,h]	1,789,749
	Preferred Term Securities XXIII, Ltd.
2,894,998	0.547%, 12/22/2036[b,f]	1,418,549
	ProLogis, LP
1,450,000	6.250%, 3/15/2017	1,583,409
1,070,000	6.875%, 3/15/2020	1,184,518
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	824,468
1,875,000	5.375%, 6/21/2020	2,086,886
725,000	5.700%, 12/14/2036	762,781
825,000	6.200%, 11/15/2040	927,621
	QBE Capital Funding III, Ltd.
1,260,000	7.250%, 5/24/2041[d]	1,183,054
	Rabobank Capital Funding Trust II
1,249,000	5.260%, 12/29/2049[d,h]	1,199,640
	Regions Bank
1,070,000	7.500%, 5/15/2018	1,045,925
	Regions Financial Corporation
1,825,000	5.750%, 6/15/2015	1,756,562
	Reinsurance Group of America, Inc.
2,100,000	5.625%, 3/15/2017	2,256,946
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,664,231
750,000	10.350%, 4/1/2019	1,019,593
	SLM Corporation
1,800,000	5.000%, 10/1/2013	1,799,206
1,700,000	5.375%, 5/15/2014	1,691,500
2,080,000	6.250%, 1/25/2016	2,080,000
	SSIF Nevada, LP
1,750,000	1.101%, 4/14/2014[b,d]	1,749,454
	SunTrust Banks, Inc.
1,830,000	3.600%, 4/15/2016	1,874,632
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[d,h]	2,344,519
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,408,712
	U.S. Bank National Association
1,800,000	3.778%, 4/29/2020	1,863,583
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,907,271
	Unum Group
1,500,000	7.125%, 9/30/2016	1,720,623
	Ventas Realty, LP
1,800,000	4.750%, 6/1/2021	1,762,650
	Wachovia Bank NA
1,220,000	4.875%, 2/1/2015	1,291,714
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,599,765
	WEA Finance, LLC
1,000,000	7.125%, 4/15/2018[d]	1,133,256
	WellPoint, Inc.
1,785,000	3.700%, 8/15/2021	1,817,337

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Financials (27.4%) - continued
	Wells Fargo & Company
$2,185,000	4.600%, 4/1/2021	$2,337,329
	Willis North America, Inc.
2,040,000	6.200%, 3/28/2017	2,234,257
1,100,000	7.000%, 9/29/2019	1,221,301
	ZFS Finance USA Trust II
1,500,000	6.450%, 12/15/2065[d]	1,440,000

	Total Financials	218,724,682

Foreign Government (4.3%)
	Brazil Government International Bond
1,070,000	4.875%, 1/22/2021	1,181,815
	Chile Government International Bond
2,480,000	3.250%, 9/14/2021	2,449,000
	Export-Import Bank of Korea
1,420,000	4.375%, 9/15/2021	1,419,935
	Finland Government International Bond
2,900,000	2.250%, 3/17/2016[d]	3,026,365
	Hydro Quebec
1,800,000	2.000%, 6/30/2016	1,828,931
	Korea Development Bank
1,500,000	4.375%, 8/10/2015	1,562,136
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	2,060,900
1,270,000	6.050%, 1/11/2040	1,489,075
	Province of British Columbia
2,170,000	2.100%, 5/18/2016	2,242,426
1,750,000	2.650%, 9/22/2021	1,744,312
	Province of New Brunswick
2,150,000	2.750%, 6/15/2018	2,215,717
	Province of Ontario
4,500,000	2.300%, 5/10/2016[e]	4,605,116
1,770,000	1.600%, 9/21/2016	1,750,236
4,320,000	3.000%, 7/16/2018	4,471,364
	Province of Quebec
2,493,000	2.750%, 8/25/2021	2,449,689

	Total Foreign Government	34,497,017

Mortgage-Backed Securities (4.7%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,075,000	3.000%, 11/1/2026[g]	5,197,120
3,500,000	3.000%, 12/1/2026[g]	3,572,188
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
15,050,000	4.500%, 11/1/2041[g]	15,913,027
8,675,000	5.000%, 11/1/2041[g]	9,331,047
3,300,000	6.000%, 11/1/2041[g]	3,616,077

	Total Mortgage-Backed Securities	37,629,459

Technology (1.4%)
	Amkor Technology, Inc.
1,810,000	6.625%, 6/1/2021[d]	1,719,500
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,088,816
	Equinix, Inc.
1,100,000	8.125%, 3/1/2018	1,199,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Technology (1.4%) - continued
$360,000	7.000%, 7/15/2021	$383,400
	Hewlett-Packard Company
1,800,000	2.650%, 6/1/2016	1,827,992
	Intel Corporation
1,060,000	3.300%, 10/1/2021	1,093,954
	Seagate HDD Cayman
1,090,000	7.750%, 12/15/2018[d]	1,139,050
	Xerox Corporation
750,000	6.400%, 3/15/2016	841,523
550,000	5.625%, 12/15/2019	612,406

	Total Technology	10,905,641

Transportation (2.2%)
	American Airlines Pass Through Trust
1,032,479	10.375%, 7/2/2019	1,107,334
	Burlington Northern Santa Fe, LLC
1,800,000	5.400%, 6/1/2041	2,043,797
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[d]	1,303,250
642,544	7.250%, 11/10/2019	674,671
	CSX Corporation
793,000	7.900%, 5/1/2017	989,394
720,000	4.250%, 6/1/2021	771,175
1,107,000	6.220%, 4/30/2040	1,373,560
	Delta Air Lines, Inc.
1,379,949	4.950%, 11/23/2019[e]	1,379,949
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[d]	2,212,510
1,085,000	4.500%, 8/16/2021[d]	1,108,652
	Kansas City Southern de Mexico SA de CV
270,000	6.125%, 6/15/2021	280,800
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017[e]	947,925
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
270,000	9.250%, 4/15/2019[d]	238,275
	Railamerica, Inc.
1,060,000	9.250%, 7/1/2017	1,152,750
	Union Pacific Corporation
1,080,000	4.750%, 9/15/2041	1,136,149
	US Airways Group, Inc.
1,258,040	6.250%, 4/22/2023	1,132,236

	Total Transportation	17,852,427

U.S. Government and Agencies (5.1%)
	Federal National Mortgage Association
1,770,000	1.375%, 11/15/2016	1,770,218
	U.S. Treasury Bonds
2,000,000	4.375%, 5/15/2041	2,455,000
	U.S. Treasury Bonds, TIPS
2,130,727	0.625%, 7/15/2021	2,243,922
	U.S. Treasury Notes
1,850,000	1.250%, 10/31/2015	1,889,745
1,600,000	1.500%, 6/30/2016	1,643,008
3,500,000	1.000%, 8/31/2016	3,506,580
2,830,000	1.000%, 10/31/2016	2,832,660
1,810,000	2.875%, 3/31/2018	1,970,638
1,440,000	3.625%, 2/15/2020	1,636,088
4,500,000	3.500%, 5/15/2020	5,068,125

Principal Amount	Long-Term Fixed Income (96.5%)	Value
U.S. Government and Agencies (5.1%) -continued
$3,980,000	2.625%, 11/15/2020	$4,174,956
3,545,000	3.625%, 2/15/2021	4,014,436
2,445,000	3.125%, 5/15/2021	2,657,984
2,970,000	2.125%, 8/15/2021	2,957,021
	U.S. Treasury Notes, TIPS
2,175,650	0.125%, 4/15/2016	2,279,163

	Total U.S. Government and Agencies	41,099,544

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
720,000	7.950%, 3/1/2036	811,166
	Denver, Colorado City & County Airport Revenue Bonds
1,450,000	5.250%, 11/15/2022	1,587,272
	Illinois State General Obligation Bonds
1,825,000	5.877%, 3/1/2019	1,935,157

	Total U.S. Municipals	4,333,595

Utilities (6.1%)
	AES Corporation
935,000	7.750%, 10/15/2015	1,005,125
410,000	7.375%, 7/1/2021[d,e]	438,700
	Ameren Illinois Company
1,800,000	6.125%, 11/15/2017	2,096,428
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,176,239
	CMS Energy Corporation
1,490,000	4.250%, 9/30/2015	1,508,151
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,842,706
	Comision Federal de Electricidad
625,000	4.875%, 5/26/2021[d]	637,500
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,188,376
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014	1,211,277
	Dolphin Subsidiary II, Inc.
1,770,000	6.500%, 10/15/2016[d]	1,911,600
	Dominion Resources, Inc.
1,460,000	2.669%, 9/30/2066[b]	1,236,430
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,773,623
	Energy Transfer Partners, LP
1,500,000	4.650%, 6/1/2021	1,489,066
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	645,235
1,500,000	4.000%, 10/1/2020	1,536,722
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,344,381
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[d]	2,254,720
1,400,000	6.050%, 1/31/2018[d]	1,613,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Utilities (6.1%) - continued
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
$1,090,000	6.500%, 8/15/2021	$1,125,425
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,262,421
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,987,021
1,800,000	5.450%, 9/15/2020	1,940,848
	NRG Energy, Inc.
1,070,000	7.875%, 5/15/2021[d]	1,080,700
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,150,020
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,486,796
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,542,967
	Power Receivables Finance, LLC
124,479	6.290%, 1/1/2012[f]	124,584
	PSEG Power, LLC
2,400,000	5.000%, 4/1/2014	2,567,628
700,000	5.320%, 9/15/2016	779,374
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,436,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	2,021,071
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,896,467

	Total Utilities	48,310,957

	Total Long-Term Fixed Income (cost $749,869,541)	770,920,842

Shares	Preferred Stock (0.6%)	Value
Financials (0.6%)
46,082	Citigroup Capital XII, 8.500%	1,179,699
13,000	Citigroup, Inc., Convertible[j]	1,235,520
238,000	Federal National Mortgage Association, 8.250%[h,k]	466,480
31,750	GMAC Capital Trust I, 8.125%	665,480
43,750	HSBC Holdings plc, 8.000%[h]	1,170,313

	Total Financials	4,717,492

	Total Preferred Stock (cost $8,755,132)	4,717,492

Shares	Mutual Funds (0.1%)	Value
Fixed Income Mutual Funds (<0.1%)
200,237	Thrivent High Yield Fund	945,118

	Total Fixed Income Mutual Funds	945,118

	Total Mutual Funds (cost $716,848)	945,118

Shares	Common Stock (<0.1%)	Value
Financials (<0.1%)
9,893	CIT Group, Inc.[k]	$344,771

	Total Financials	344,771

	Total Common Stock (cost $313,151)	344,771

Shares	Collateral Held for Securities Loaned (2.0%)	Value
16,053,730	Thrivent Financial Securities Lending Trust	16,053,730

	Total Collateral Held for Securities Loaned (cost $16,053,730)	16,053,730

Principal Amount	Short-Term Investments (4.7%)[l]	Value
	Federal Home Loan Bank Discount Notes
$10,000,000	0.030%, 11/14/2011[m]	9,999,891
1,000,000	0.020%, 11/18/2011[m]	999,991
5,000,000	0.020%, 11/23/2011[m]	4,999,939
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.020%, 11/9/2011[m]	2,999,987
3,262,000	0.020%, 11/28/2011[m]	3,261,951
5,000,000	0.030%, 12/6/2011[m]	4,999,854
	Federal National Mortgage Association Discount Notes
3,000,000	0.020%, 12/21/2011[m]	2,999,917
3,000,000	0.020%, 12/28/2011[m]	2,999,905
3,000,000	0.020%, 1/17/2012[m]	2,999,872
1,100,000	0.105%, 2/22/2012[m,n]	1,099,643

	Total Short-Term Investments (at amortized cost)	37,360,950

	Total Investments (cost $822,681,240) 105.1%	$839,752,438

	Other Assets and Liabilities, Net (5.1%)	(40,726,085)

	Total Net Assets 100.0%	$799,026,353

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	All or a portion of the security is insured or guaranteed.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $127,942,600 or 16.0% of total net assets.
e	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,570,548
Commercial Mortgage Pass- Through Certificates	5/2/2007	$3,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$4,000,000
JBS Finance II, Ltd.	7/22/2010	$739,755
Power Receivables Finance, LLC	9/30/2003	$124,443
Preferred Term Securities XXIII, Ltd.	9/14/2006	$2,894,998
Wachovia Bank Commercial Mortgage Trust	5/2/2007	$5,000,277

g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
j	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note.

The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At October 31, 2011, $1,099,643 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$42,069,384
Gross unrealized depreciation	(25,069,991)

Net unrealized appreciation (depreciation)	$16,999,393

Cost for federal income tax purposes	$822,753,045

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Capital Goods	365,694	–	365,694	–
Communications Services	1,280,994	–	1,280,994	–
Consumer Cyclical	1,346,625	–	1,346,625	–
Consumer Non-Cyclical	1,096,407	–	1,096,407	–
Energy	895,500	–	895,500	–
Financials	844,395	–	844,395	–
Technology	2,174,521	–	2,174,521	–
Transportation	1,405,399	–	1,405,399	–
Long-Term Fixed Income
Asset-Backed Securities	10,613,175	–	10,613,175	–
Basic Materials	44,887,225	–	44,887,225	–
Capital Goods	19,129,758	–	19,129,758	–
Collateralized Mortgage Obligations	12,767,389	–	12,767,389	–
Commercial Mortgage-Backed Securities	30,595,281	–	30,595,281	–
Communications Services	76,361,614	–	74,182,614	2,179,000
Consumer Cyclical	40,871,200	–	40,871,200	–
Consumer Non-Cyclical	43,276,413	–	43,276,413	–
Energy	79,065,465	–	79,065,465	–
Financials	218,724,682	–	216,594,413	2,130,269
Foreign Government	34,497,017	–	34,497,017	–
Mortgage-Backed Securities	37,629,459	–	37,629,459	–
Technology	10,905,641	–	10,905,641	–
Transportation	17,852,427	–	17,852,427	–
U.S. Government and Agencies	41,099,544	–	41,099,544	–
U.S. Municipals	4,333,595	–	4,333,595	–
Utilities	48,310,957	–	48,310,957	–
Preferred Stock
Financials	4,717,492	4,717,492	–	–
Mutual Funds
Fixed Income Mutual Funds	945,118	945,118	–	–
Common Stock
Financials	344,771	344,771	–	–
Collateral Held for Securities Loaned	16,053,730	16,053,730	–	–
Short-Term Investments	37,360,950	–	37,360,950	–
Total	$839,752,438	$22,061,111	$813,382,058	$4,309,269

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	651,187	651,187	–	–
Credit Default Swaps	73,696	–	73,696	–
Total Asset Derivatives	$724,883	$651,187	$73,696	$–
Liability Derivatives
Futures Contracts	90,167	90,167	–	–
Credit Default Swaps	168,578	–	168,578	–
Total Liability Derivatives	$258,745	$90,167	$168,578	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income
Basic Materials	1,569,015	(56,889)	(21,751)	-	(1,490,375)	-	-	-
Communications Services	-	-	27,784	-	-	2,151,216	-	2,179,000
Financials	2,956,277	-	160,485	720,000	(245,618)	-	(1,460,875)	2,130,269
Transportation	7,553,221	364,698	(649,503)	-	(5,486,411)	-	(1,782,005)	-
Total	$12,078,513	$307,809	($482,985)	$720,000	($7,222,404)	$2,151,216	($3,242,880)	$4,309,269

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of $163,548.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2011	$34,180,395	$34,143,593	($36,802)
5-Yr. U.S. Treasury Bond Futures	(335)	December 2011	(41,020,777)	(41,074,142)	(53,365)
10-Yr. U.S. Treasury Bond Futures	(840)	December 2011	(109,000,097)	(108,412,500)	587,597
20-Yr. U.S. Treasury Bond Futures	360	December 2011	49,987,660	50,051,250	63,590
Total Futures Contracts					$561,020

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 16, 5 Year, at 1.00%; Bank of America	Buy	6/20/2016	$10,800,000	$–	$73,696	$73,696
iTraxx, Series 15, 5 Year, at 1.00%; Bank of America	Buy	6/20/2016	3,500,000	(419,803)	251,225	(168,578)
Total Credit Default Swaps					$324,921	($94,882)

1	As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$651,187
Total Interest Rate Contracts		651,187
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	73,696
Total Credit Contracts		73,696
Total Asset Derivatives		$724,883
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	90,167
Total Interest Rate Contracts		90,167
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	168,578
Total Credit Contracts		168,578
Total Liability Derivatives		$258,745

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(346,106)
Futures	Net realized gains/(losses) on Futures contracts	(4,591,190)
Total Interest Rate Contracts		(4,937,296)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(1,042)
Total Foreign Exchange Contracts		(1,042)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(957,049)
Total Credit Contracts		(957,049)
Total		($5,895,387)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	61,206
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,403,382
Total Interest Rate Contracts		2,464,588
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	146,210
Total Credit Contracts		146,210
Total		$2,610,798

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2011

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$228,119,388	29.2%	N/A	N/A	63
Credit Contracts	N/A	N/A	$14,152,246	1.8%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
High Yield	$13,360,360	$-	$12,370,000	200,237	$945,118	$710,201
Thrivent Financial Securities Lending Trust	5,860,500	117,975,751	107,782,521	16,053,730	16,053,730	16,601
Total Value and Income Earned	19,220,860				16,998,848	726,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Asset-Backed Securities (4.3%)
	Carrington Mortgage Loan Trust
$650,000	0.395%, 8/25/2036[a]	$210,956
	Countrywide Asset-Backed Certificates
541,836	5.549%, 8/25/2021[b]	473,741
	Credit Based Asset Servicing and Securitization, LLC
779,080	5.501%, 12/25/2036	518,199
	First Horizon ABS Trust
1,833,762	0.375%, 10/25/2026[a,b]	1,326,003
1,624,791	0.405%, 10/25/2034[a,b]	1,018,877
	GMAC Mortgage Corporation Loan Trust
2,511,859	0.425%, 8/25/2035[a,b]	1,559,973
2,044,766	0.425%, 12/25/2036[a,b]	1,257,053
	Green Tree Financial Corporation
182,428	7.650%, 10/15/2027	187,390
	GSAMP Trust
666,678	0.325%, 8/25/2036[a]	601,308
	Popular ABS Mortgage Pass- Through Trust
900,000	5.297%, 11/25/2035	608,388
	Renaissance Home Equity Loan Trust
4,111,887	5.608%, 5/25/2036	2,686,682
1,000,000	5.285%, 1/25/2037	413,796
	Wachovia Asset Securitization, Inc.
2,533,588	0.385%, 7/25/2037[a,b,c]	1,805,896

	Total Asset-Backed Securities	12,668,262

Basic Materials (2.3%)
	Alcoa, Inc.
500,000	5.400%, 4/15/2021	495,430
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	1,027,120
800,000	5.250%, 8/5/2020	776,720
	Dow Chemical Company
800,000	4.250%, 11/15/2020	822,672
	Gold Fields Orogen Holding BVI, Ltd.
1,300,000	4.875%, 10/7/2020[d]	1,210,622
	Noble Group, Ltd.
1,200,000	6.750%, 1/29/2020[d]	1,176,000
	Teck Resources, Ltd.
1,000,000	10.250%, 5/15/2016	1,171,200

	Total Basic Materials	6,679,764

Capital Goods (1.5%)
	Boeing Capital Corporation
800,000	2.125%, 8/15/2016	815,174
	Danaher Corporation
600,000	2.300%, 6/23/2016	612,750
	Hutchinson Whampoa Finance, Ltd.
1,000,000	5.750%, 9/11/2019[d]	1,115,134
	Republic Services, Inc.
400,000	5.000%, 3/1/2020	444,680
800,000	5.250%, 11/15/2021	912,134
	Textron, Inc.
500,000	7.250%, 10/1/2019	554,641

	Total Capital Goods	4,454,513

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Collateralized Mortgage Obligations (3.1%)
	Banc of America Mortgage Securities, Inc.
$2,099,654	2.764%, 9/25/2035[a]	$1,679,486
	Bear Stearns Mortgage Funding Trust
550,919	0.525%, 8/25/2036[a]	155,809
	Chase Mortgage Finance Corporation
195,761	5.257%, 1/25/2036[a]	16,773
	Countrywide Alternative Loan Trust
1,346,081	6.000%, 1/25/2037	905,047
	HomeBanc Mortgage Trust
1,742,400	2.171%, 4/25/2037	951,697
	J.P. Morgan Alternative Loan Trust
2,490,841	2.669%, 3/25/2036	1,336,596
	J.P. Morgan Mortgage Trust
67,368	5.543%, 6/25/2036	66,189
	Merrill Lynch Mortgage Investors, Inc.
2,060,881	2.628%, 6/25/2035	1,693,102
	Thornburg Mortgage Securities Trust
1,270,727	0.355%, 11/25/2046[a]	1,267,893
	WaMu Mortgage Pass Through Certificates
354,337	2.567%, 8/25/2046	269,671
	Wells Fargo Mortgage Backed Securities Trust
640,144	6.000%, 7/25/2037	601,606

	Total Collateralized Mortgage Obligations	8,943,869

Commercial Mortgage-Backed Securities (7.8%)
	Banc of America Commercial Mortgage, Inc.
500,000	5.655%, 4/10/2049	433,774
	Bear Stearns Commercial Mortgage Securities, Inc.
1,367,071	5.613%, 6/11/2050	1,418,776
2,617,580	0.393%, 3/15/2022[a,c]	2,568,393
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,308,870
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.373%, 12/15/2020[a,c]	3,648,440
	Credit Suisse Mortgage Capital Certificates
1,811,192	0.413%, 10/15/2021[a,d]	1,674,726
1,200,000	5.467%, 9/15/2039	1,269,022
	Government National Mortgage Association
2,200,630	3.214%, 1/16/2040	2,303,892
	GS Mortgage Securities Corporation II
3,000,000	1.317%, 3/6/2020[a,d]	2,972,916
	LB-UBS Commercial Mortgage Trust
700,000	5.866%, 9/15/2045	743,226
500,000	6.167%, 9/15/2045	426,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Commercial Mortgage-Backed Securities (7.8%) - continued
	Morgan Stanley Capital I
$1,000,000	3.224%, 7/15/2049	$1,027,780
	Morgan Stanley Capital, Inc.
800,000	5.406%, 3/15/2044	723,657
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,203,656

	Total Commercial Mortgage- Backed Securities	22,723,488

Communications Services (3.3%)
	American Tower Corporation
1,000,000	5.050%, 9/1/2020	1,056,432
	CBS Corporation
800,000	8.875%, 5/15/2019	1,033,676
	Cox Communications, Inc.
750,000	8.375%, 3/1/2039[d]	1,048,719
	Crown Castle Towers, LLC
800,000	4.883%, 8/15/2020[d]	817,793
	Frontier Communications Corporation
681,000	6.250%, 1/15/2013	696,322
	News America, Inc.
510,000	6.400%, 12/15/2035	573,739
	Qwest Communications International, Inc.
450,000	7.125%, 4/1/2018	460,125
	Rogers Communications, Inc.
130,000	8.750%, 5/1/2032	187,313
	SBA Tower Trust
800,000	5.101%, 4/15/2017[d]	871,600
	Telecom Italia Capital SA
975,000	5.250%, 10/1/2015	949,456
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[d]	1,007,500
	Verizon Communications, Inc.
350,000	8.950%, 3/1/2039	556,150
	Virgin Media Secured Finance plc
400,000	5.250%, 1/15/2021	430,960

	Total Communications Services	9,689,785

Consumer Cyclical (1.6%)
	Ford Motor Credit Company, LLC
600,000	7.000%, 4/15/2015	654,000
400,000	5.000%, 5/15/2018	406,563
	Harley-Davidson Financial Services, Inc.
750,000	3.875%, 3/15/2016[d]	769,532
	Hyundai Motor Manufacturing Czech
1,000,000	4.500%, 4/15/2015[d]	1,033,119
	Macy’s Retail Holdings, Inc.
400,000	7.450%, 7/15/2017	466,137
	RCI Banque SA
300,000	4.600%, 4/12/2016[d]	291,395
	University of Southern California
500,000	5.250%, 10/1/2111	581,065
	Wyndham Worldwide Corporation
500,000	7.375%, 3/1/2020	562,801

	Total Consumer Cyclical	4,764,612

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Consumer Non-Cyclical (2.1%)
	Altria Group, Inc.
$525,000	9.700%, 11/10/2018	$705,611
	Celgene Corporation
1,000,000	3.950%, 10/15/2020	1,009,382
	Coca-Cola Enterprises, Inc.
500,000	3.250%, 8/19/2021	501,016
	Colgate-Palmolive Company
500,000	2.625%, 5/1/2017	525,237
	CVS Caremark Corporation
500,000	6.125%, 9/15/2039	607,261
	Energizer Holdings, Inc.
500,000	4.700%, 5/19/2021[d]	528,551
	HCA, Inc.
800,000	6.500%, 2/15/2020	838,000
	Kraft Foods, Inc.
1,000,000	5.375%, 2/10/2020	1,152,566
	Quest Diagnostics, Inc.
350,000	4.700%, 4/1/2021	374,574

	Total Consumer Non-Cyclical	6,242,198

Energy (3.5%)
	BP Capital Markets plc
1,000,000	4.500%, 10/1/2020	1,098,042
	Cameron International Corporation
250,000	4.500%, 6/1/2021	267,562
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,311,294
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	1,025,000
	International Petroleum Investment Company, Ltd.
1,000,000	5.000%, 11/15/2020[d]	1,001,250
	Nabors Industries, Inc.
400,000	4.625%, 9/15/2021[d]	399,960
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	461,384
	ONEOK Partners, LP
500,000	3.250%, 2/1/2016	511,753
	Petrobras International Finance Company
800,000	5.375%, 1/27/2021	841,544
	Schlumberger Norge AS
400,000	4.200%, 1/15/2021[d]	437,484
	Transocean, Inc.
800,000	7.375%, 4/15/2018	898,242
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	918,635
	Weatherford International, Ltd.
500,000	6.000%, 3/15/2018	554,948
500,000	5.125%, 9/15/2020	529,174

	Total Energy	10,256,272

Financials (17.5%)
	Ally Financial, Inc.
400,000	4.500%, 2/11/2014	391,000
	American Express Bank FSB
500,000	6.000%, 9/13/2017	568,817
	Axis Specialty Finance, LLC
1,100,000	5.875%, 6/1/2020	1,099,938
	Bank of America Corporation
400,000	5.875%, 1/5/2021	391,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Financials (17.5%)
	Barclays Bank plc
$550,000	5.140%, 10/14/2020	$499,412
	Barclays Bank plc, Convertible
2,000,000	1.000%, 6/25/2017[e]	2,138,200
	Bear Stearns Companies, LLC
800,000	6.400%, 10/2/2017	923,398
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[d]	905,644
	Boston Properties, LP
800,000	4.125%, 5/15/2021	784,534
	Capital One Capital V
850,000	10.250%, 8/15/2039	879,750
	Capital One Financial Corporation
550,000	2.125%, 7/15/2014	549,247
	Citigroup, Inc.
300,000	6.500%, 8/19/2013	317,804
1,250,000	1.302%, 4/1/2014[a]	1,203,600
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	867,743
500,000	5.750%, 8/15/2021	504,605
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,200,000	4.750%, 1/15/2020[d]	1,330,883
500,000	11.000%, 12/29/2049[d,f]	605,000
	Credit Suisse of New York, Convertible
350,000	0.500%, 6/22/2018[g]	345,975
	Credit Suisse Securities USA, LLC
1,200,000	1.000%, 4/28/2017[e]	1,159,200
	Danske Bank AS
750,000	3.875%, 4/14/2016[d]	738,399
	Discover Bank
500,000	7.000%, 4/15/2020	522,140
	Fairfax Financial Holdings, Ltd.
800,000	5.800%, 5/15/2021[d]	753,871
	Fifth Third Bancorp
200,000	3.625%, 1/25/2016	205,082
650,000	5.450%, 1/15/2017	692,871
	FUEL Trust
500,000	3.984%, 6/15/2016[d]	494,460
	General Electric Capital Corporation
800,000	4.375%, 9/16/2020	814,101
400,000	5.300%, 2/11/2021	425,705
300,000	6.750%, 3/15/2032	350,827
	Goldman Sachs Group, Inc., Convertible
5,520	2.600%, 3/16/2012[d,h]	63,005
128	0.500%, 3/30/2012[d,i]	86,203
21,850	0.250%, 11/9/2012[d,j]	570,657
	HCP, Inc.
800,000	5.375%, 2/1/2021	821,627
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	821,172
	HSBC Holdings plc
750,000	5.100%, 4/5/2021	807,801
575,000	6.500%, 5/2/2036	611,579
	ING Bank NV
500,000	5.000%, 6/9/2021[d]	513,210
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015	315,000

Principal Amount	Long-Term Fixed Income (104.1%)	Value
	J.P. Morgan Chase & Company
$400,000	3.150%, 7/5/2016	$400,679
400,000	4.350%, 8/15/2021	400,132
	Jefferies Group, Inc.
750,000	5.125%, 4/13/2018	677,116
	KeyCorp
450,000	5.100%, 3/24/2021	467,852
	Liberty Property, LP
630,000	5.500%, 12/15/2016	683,617
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[d]	558,832
	Marsh & McLennan Companies, Inc.
675,000	4.800%, 7/15/2021	727,884
	Merrill Lynch & Company, Inc.
475,000	6.875%, 4/25/2018	487,939
	Metropolitan Life Global Funding I
750,000	3.650%, 6/14/2018[d]	756,129
	Morgan Stanley
800,000	7.300%, 5/13/2019	858,486
800,000	5.500%, 1/26/2020	788,239
	Nationwide Building Society
800,000	6.250%, 2/25/2020[d]	831,138
	Nordea Eiendomskreditt AS
750,000	1.875%, 4/7/2014[d]	758,933
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	884,385
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	1,013,602
	Prudential Financial, Inc.
1,150,000	6.100%, 6/15/2017	1,255,249
390,000	5.700%, 12/14/2036	410,324
	Rabobank Capital Funding Trust II
405,000	5.260%, 12/29/2049[d,f]	388,994
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,020,999
1,000,000	6.450%, 11/15/2019	1,132,026
	Royal Bank of Canada
850,000	1.128%, 10/30/2014[a]	852,768
	Simon Property Group, LP
800,000	4.375%, 3/1/2021	827,855
	SLM Corporation
400,000	6.250%, 1/25/2016	400,000
400,000	8.000%, 3/25/2020	416,000
	SSIF Nevada, LP
750,000	1.101%, 4/14/2014[a,d]	749,766
	State Street Capital Trust III
1,200,000	5.337%, 3/15/2042[a,f]	1,202,040
	SVB Financial Group
1,000,000	5.375%, 9/15/2020	1,031,952
	Swiss RE Capital I, LP
850,000	6.854%, 5/29/2049[d,f]	766,477
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	436,301
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	699,333
	USB Capital XIII Trust
800,000	6.625%, 12/15/2039	822,208
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	815,262
	Wachovia Corporation
850,000	5.250%, 8/1/2014	906,534

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (104.1%)	Value
	Westpac Banking Corporation
$750,000	1.099%, 3/31/2014[a,d]	$752,165
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	832,370

	Total Financials	51,087,697

Foreign Government (2.6%)
	Bank Nederlandse Gemeenten
1,250,000	4.375%, 2/16/2021[d]	1,391,894
	Chile Government International Bond
800,000	3.875%, 8/5/2020	836,000
	Corporacion Andina de Fomento
750,000	5.750%, 1/12/2017	821,603
	Mexico Government International Bond
750,000	6.050%, 1/11/2040	879,375
	Poland Government International Bond
750,000	5.125%, 4/21/2021	765,000
	Province of British Columbia
1,375,000	2.650%, 9/22/2021	1,370,531
	Province of New Brunswick
750,000	2.750%, 6/15/2018	772,925
	Province of Ontario
800,000	1.600%, 9/21/2016	791,067

	Total Foreign Government	7,628,395

Mortgage-Backed Securities (22.1%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
16,350,000	3.000%, 12/1/2026[k]	16,687,219
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
28,700,000	4.500%, 11/1/2041[k]	30,345,773
5,150,000	5.000%, 11/1/2041[k]	5,539,468
11,000,000	6.000%, 11/1/2041[k]	12,053,591

	Total Mortgage-Backed Securities	64,626,051

Technology (1.0%)
	Affiliated Computer Services, Inc.
800,000	5.200%, 6/1/2015	859,548
	Hewlett-Packard Company
750,000	4.300%, 6/1/2021	781,382
	Texas Instruments, Inc.
750,000	2.375%, 5/16/2016	775,666
	Xerox Corporation
600,000	4.500%, 5/15/2021	624,785

	Total Technology	3,041,381

Transportation (1.2%)
	American Airlines Pass Through Trust
844,755	10.375%, 7/2/2019	906,000
	CSX Corporation
800,000	3.700%, 10/30/2020	823,150
	Delta Air Lines, Inc.
492,839	4.950%, 11/23/2019	492,839
	ERAC USA Finance, LLC
800,000	5.250%, 10/1/2020[d]	863,418

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Transportation (1.2%) - continued
	US Airways Group, Inc.
$387,089	6.250%, 4/22/2023	$348,380

	Total Transportation	3,433,787

U.S. Government and Agencies (25.7%)
	Federal Home Loan Banks
2,400,000	0.155%, 2/10/2012[a]	2,400,384
10,000,000	0.174%, 4/19/2013[a]	9,995,530
	Federal Home Loan Mortgage Corporation
5,000,000	0.193%, 6/17/2013[a]	5,000,250
1,750,000	0.375%, 10/30/2013	1,747,749
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,867,968
5,725,000	4.375%, 5/15/2041	7,027,437
	U.S. Treasury Notes
1,500,000	2.250%, 5/31/2014	1,572,657
1,750,000	0.750%, 6/15/2014	1,767,637
1,650,000	2.375%, 9/30/2014	1,743,715
9,000,000	2.000%, 1/31/2016	9,461,250
1,900,000	1.500%, 6/30/2016	1,951,072
3,775,000	2.750%, 2/28/2018	4,084,078
6,200,000	3.125%, 5/15/2021	6,740,082
100,000	3.500%, 2/15/2039	105,766
	U.S. Treasury Notes, TIPS
5,748,610	2.500%, 7/15/2016	6,688,600
5,569,830	1.875%, 7/15/2019	6,464,918
6,109,627	1.125%, 1/15/2021	6,718,201

	Total U.S. Government and Agencies	75,337,294

U.S. Municipals (0.4%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	1,039,202

	Total U.S. Municipals	1,039,202

Utilities (4.1%)
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	911,171
	Comision Federal de Electricidad
600,000	4.875%, 5/26/2021[d]	612,000
	Energy Transfer Partners, LP
1,000,000	4.650%, 6/1/2021	992,711
	Enterprise Products Operating, LLC
800,000	5.200%, 9/1/2020	895,063
	Exelon Generation Company, LLC
1,000,000	4.000%, 10/1/2020	1,024,481
515,000	5.750%, 10/1/2041	580,587
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	910,950
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[d]	893,108
	Kinder Morgan Energy Partners, LP
400,000	4.150%, 3/1/2022	409,949
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	998,994

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Utilities (4.1%) - continued
	ONEOK Partners, LP
$450,000	8.625%, 3/1/2019	$581,853
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	884,510
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	901,102
	Power Receivables Finance, LLC
62,240	6.290%, 1/1/2012[c]	62,292
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,363,086

	Total Utilities	12,021,857

	Total Long-Term Fixed Income (cost $302,556,417)	304,638,427

Shares	Mutual Funds (4.3%)	Value
Fixed Income Mutual Funds (4.3%)
2,646,014	Thrivent High Yield Fund	12,489,184

	Total Fixed Income Mutual Funds	12,489,184

	Total Mutual Funds (cost $9,800,000)	12,489,184

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
4,850	Citigroup, Inc., Convertible[l]	460,944
56,005	Federal National Mortgage Association, 8.250%[f,m]	109,770
16,000	HSBC Holdings plc, 8.000%[f]	428,000

	Total Financials	998,714

	Total Preferred Stock (cost $1,680,650)	998,714

Principal Amount	Short-Term Investments (11.8%)[n]	Value
	Federal Home Loan Bank Discount Notes
17,000,000	0.023%, 11/18/2011[o]	16,999,832
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.030%, 1/23/2012[o]	9,999,308
	Federal National Mortgage Association Discount Notes
4,000,000	0.025%, 12/21/2011[o]	3,999,861
3,000,000	0.020%, 1/17/2012[o]	2,999,872
500,000	0.105%, 2/22/2012[o,p]	499,838

	Total Short-Term Investments (at amortized cost)	34,498,711

	Total Investments (cost $348,535,778) 120.5%	$352,625,036

	Other Assets and Liabilities, Net (20.5%)	(59,887,291)

	Total Net Assets 100.0%	$292,737,745

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,617,580
Commercial Mortgage Pass- Through Certificates	10/18/2006	$4,000,000
Power Receivables Finance, LLC	9/30/2003	$62,222
Wachovia Asset Securitization, Inc.	3/16/2007	$2,533,587

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $31,740,487 or 10.8% of total net assets.
e	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
p	At October 31, 2011, $439,857 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$15,165,325
Gross unrealized depreciation	(11,608,846)
Net unrealized appreciation (depreciation)	$3,556,479

Cost for federal income tax purposes	$349,068,557

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Core Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	12,668,262	–	12,668,262	–
Basic Materials	6,679,764	–	6,679,764	–
Capital Goods	4,454,513	–	4,454,513	–
Collateralized Mortgage Obligations	8,943,869	–	8,943,869	–
Commercial Mortgage-Backed Securities	22,723,488	–	22,723,488	–
Communications Services	9,689,785	–	8,818,185	871,600
Consumer Cyclical	4,764,612	–	4,764,612	–
Consumer Non-Cyclical	6,242,198	–	6,242,198	–
Energy	10,256,272	–	10,256,272	–
Financials	51,087,697	–	46,724,457	4,363,240
Foreign Government	7,628,395	–	7,628,395	–
Mortgage-Backed Securities	64,626,051	–	64,626,051	–
Technology	3,041,381	–	3,041,381	–
Transportation	3,433,787	–	3,433,787	–
U.S. Government and Agencies	75,337,294	–	75,337,294	–
U.S. Municipals	1,039,202	–	1,039,202	–
Utilities	12,021,857	–	12,021,857	–

Mutual Funds
Fixed Income Mutual Funds	12,489,184	12,489,184	–	–

Preferred Stock
Financials	998,714	998,714	–	–
Short-Term Investments	34,498,711	–	34,498,711	–
Total	$352,625,036	$13,487,898	$333,902,298	$5,234,840

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	218,394	218,394	–	–
Credit Default Swaps	685,485	–	685,485	–
Total Asset Derivatives	$903,879	$218,394	$685,485	$–

Liability Derivatives
Futures Contracts	11,036	11,036	–	–
Total Liability Derivatives	$11,036	$11,036	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Core Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	2,024,360	-	258,150	-	(476,613)	-	(1,805,897)	-
Basic Materials	747,150	(19,343)	(10,357)	-	(717,450)	-		-
Communications Services	-	-	11,114	-	-	860,486		871,600
Financials	3,902,271	5,572	(58,050)	1,093,455	(580,008)	-	-	4,363,240
Transportation	3,710,995	257,084	(395,619)	-	(2,666,460)	-	(906,000)	-
Total	$10,384,776	$243,313	($194,762)	$1,093,455	($4,440,531)	$860,486	($2,711,897)	$5,234,840

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of $11,419.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2011	($22,043,445)	($22,028,125)	$15,320
5-Yr. U.S. Treasury Bond Futures	(45)	December 2011	(5,506,386)	(5,517,422)	(11,036)
10-Yr. U.S. Treasury Bond Futures	(270)	December 2011	(35,035,818)	(34,846,875)	188,943
20-Yr. U.S. Treasury Bond Futures	80	December 2011	11,108,369	11,122,500	14,131
Total Futures Contracts					$207,358

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$12,000,000	$212,955	$370,022	$582,977
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	12,000,000	20,623	81,885	102,508
Total Credit Default Swaps					$451,907	$685,485

1	As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$218,394
Total Interest Rate Contracts		218,394

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	685,485
Total Credit Contracts		685,485
Total Asset Derivatives		$903,879

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,036
Total Interest Rate Contracts		11,036
Total Liability Derivatives		$11,036

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(483,524)
Futures	Net realized gains/(losses) on Futures contracts	(2,261,140)

Total Interest Rate Contracts		(2,744,664)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(869,455)

Total Credit Contracts		(869,455)
Total		($3,614,119)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	31,598
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	937,696
Total Interest Rate Contracts		969,294
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	921,668
Total Credit Contracts		921,668
Total		$1,890,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2011

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$70,850,573	24.3%	N/A	N/A	112
Credit Contracts	N/A	N/A	$26,450,839	9.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
High Yield	$12,859,626	$–	$–	2,646,014	$12,489,184	$995,972
Total Value and
Income Earned	12,859,626				12,489,184	995,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Commercial Mortgage-Backed Securities (2.2%)
	Government National Mortgage Association
$969,895	2.164%, 3/16/2033	$987,248
880,252	3.214%, 1/16/2040	921,557
	Morgan Stanley Capital I
350,000	3.224%, 7/15/2049	359,723

	Total Commercial Mortgage- Backed Securities	2,268,528

Financials (9.7%)
	Achmea Hypotheekbank NV
1,000,000	3.200%, 11/3/2014[a]	1,056,449
	Bank of Montreal
750,000	2.625%, 1/25/2016[a]	777,963
	Bank of Nova Scotia
500,000	1.450%, 7/26/2013[a]	504,160
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[a]	1,035,368
	Cie de Financement Foncier
1,000,000	2.250%, 3/7/2014[a]	995,297
	Dexia Credit Local SA
1,000,000	2.750%, 4/29/2014[a]	943,800
	International Bank for Reconstruction & Development
1,000,000	2.375%, 5/26/2015	1,052,117
	National Bank of Canada
500,000	2.200%, 10/19/2016[a]	505,633
	NCUA Guaranteed Notes
844,854	0.691%, 10/7/2020[b]	846,174
	Royal Bank of Canada
1,000,000	3.125%, 4/14/2015[a]	1,049,129
	Toronto-Dominion Bank
1,000,000	2.200%, 7/29/2015[a]	1,024,439

	Total Financials	9,790,529

Foreign Government (6.3%)
	Bank Nederlandse Gemeenten
1,875,000	4.375%, 2/16/2021[a]	2,087,841
	Finland Government International Bond
500,000	2.250%, 3/17/2016[a]	521,787
	Kommunalbanken AS
1,000,000	2.750%, 5/5/2015[a]	1,054,335
	Kreditanstalt fuer Wiederaufbau
825,000	0.253%, 6/17/2013[b]	824,580
	Landwirtschaftliche Rentenbank
1,000,000	1.875%, 9/17/2018	981,599
	Province of British Columbia
1,000,000	2.650%, 9/22/2021	996,750

	Total Foreign Government	6,466,892

Mortgage-Backed Securities (6.2%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
750,000	3.000%, 11/1/2026[c]	768,047
1,500,000	3.000%, 12/1/2026[c]	1,530,938
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,000,000	4.500%, 11/1/2041[c]	3,172,032

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Mortgage-Backed Securities (6.2%) - continued
$750,000	5.000%, 11/1/2041[c]	$806,719

	Total Mortgage-Backed Securities	6,277,736

U.S. Government and Agencies (71.4%)
	FDIC Structured Sale Guaranteed Notes
400,000	Zero Coupon, 1/7/2012[a]	399,696
400,000	Zero Coupon, 1/7/2014[a]	391,744
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,030,775
1,000,000	2.000%, 7/27/2016	1,019,013
	Federal Home Loan Banks
3,400,000	5.000%, 11/17/2017	4,060,766
	Federal Home Loan Mortgage Corporation
3,625,000	0.750%, 3/28/2013	3,646,525
1,800,000	2.500%, 1/7/2014	1,879,522
2,750,000	4.875%, 6/13/2018	3,267,676
	Federal National Mortgage Association
2,100,000	1.250%, 2/27/2014	2,138,365
2,000,000	0.625%, 10/30/2014	1,996,772
25,000	4.375%, 10/15/2015	28,254
3,500,000	1.375%, 11/15/2016	3,500,431
809,788	2.250%, 6/25/2025	823,487
1,250,000	6.250%, 5/15/2029	1,703,675
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,501,819
	U.S. Treasury Bonds
850,000	6.500%, 11/15/2026	1,245,250
2,150,000	4.375%, 5/15/2041	2,639,125
	U.S. Treasury Bonds, TIPS
340,616	2.125%, 2/15/2040	447,219
	U.S. Treasury Notes
550,000	2.000%, 1/31/2016	578,187
2,800,000	2.625%, 2/29/2016	3,017,000
3,500,000	3.250%, 3/31/2017	3,887,188
1,500,000	2.250%, 11/30/2017	1,578,750
2,300,000	2.750%, 2/28/2018	2,488,312
4,000,000	2.375%, 6/30/2018	4,217,500
2,750,000	1.500%, 8/31/2018	2,737,540
7,300,000	3.125%, 5/15/2021	7,935,903
2,125,000	7.625%, 2/15/2025	3,338,243
	U.S. Treasury Notes, TIPS
1,211,943	3.375%, 1/15/2012	1,219,707
1,655,046	2.000%, 1/15/2014	1,772,321
711,798	1.625%, 1/15/2015	774,692
1,959,900	0.500%, 4/15/2015	2,065,245
1,289,932	2.500%, 7/15/2016	1,500,857
1,530,158	2.625%, 7/15/2017	1,822,443
1,553,295	1.125%, 1/15/2021	1,708,017
330,479	2.375%, 1/15/2025	414,260

	Total U.S. Government and Agencies	72,776,279

	Total Long-Term Fixed Income (cost $92,309,345)	97,579,964

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Short-Term Investments (9.3%)[d]	Value
	Federal Home Loan Bank Discount Notes
$3,000,000	0.010%, 11/4/2011[e]	$2,999,997
6,500,000	0.020%, 11/16/2011[e]	6,499,946

	Total Short-Term Investments (at amortized cost)	9,499,943

	Total Investments (cost $101,809,288) 105.1%	$107,079,907

	Other Assets and Liabilities, Net (5.1%)	(5,204,689)

	Total Net Assets 100.0%	$101,875,218

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $12,347,641 or 12.1% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$5,408,744
Gross unrealized depreciation	(138,125)

Net unrealized appreciation (depreciation)	$5,270,619

Cost for federal income tax purposes	$101,809,288

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Commercial Mortgage-Backed Securities	2,268,528	–	2,268,528	–
Financials	9,790,529	–	9,790,529	–
Foreign Government	6,466,892	–	6,466,892	–
Mortgage-Backed Securities	6,277,736	–	6,277,736	–
U.S. Government and Agencies	72,776,279	–	72,776,279	–
Short-Term Investments	9,499,943	–	9,499,943	–
Total	$107,079,907	$–	$107,079,907	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Government Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income Financials	1,000,000	-	1,321	-	(155,146)	-	(846,175)	-
Total	$1,000,000	$-	$1,321	$-	($155,146)	$-	($846,175)	$-

Other Financial Instruments
Liability Derivatives Call Options Written	3,094	-	(3,094)	-	-	-	-	-
Total	$3,094	$-	($3,094)	$-	$-	$-	$-	$-

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,062
Options Purchased	Net realized gains/(losses) on Investments	(76,074)
Total Interest Rate Contracts		(72,012)
Total		($72,012)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	3,094
Total Interest Rate Contracts		3,094
Total		$3,094

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Options (Contracts)
Interest Rate Contracts	20

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Asset-Backed Securities (13.8%)
	Avis Budget Rental Car Funding
$3,500,000	2.370%, 11/20/2014[a]	$3,524,227
	Bank of America Auto Trust
2,019,674	1.390%, 3/15/2014[a]	2,026,625
	Carrington Mortgage Loan Trust
1,000,000	0.395%, 8/25/2036[b]	324,548
	Chrysler Financial Auto Securitization
1,463,054	2.820%, 1/15/2016	1,475,449
	CIT Equipment
207,614	3.070%, 8/15/2016[a]	207,945
	Citibank Omni Master Trust
4,000,000	4.900%, 11/15/2018[a]	4,394,672
	CNH Equipment Trust
1,578,818	7.210%, 12/16/2013	1,620,007
	Countrywide Asset-Backed Certificates
309,621	5.549%, 8/25/2021[c]	270,709
	Countrywide Home Loans, Inc.
1,264,621	6.085%, 6/25/2021[c]	841,949
	Credit Based Asset Servicing and Securitization, LLC
818,034	5.501%, 12/25/2036	544,109
	Discover Card Master Trust
4,500,000	0.893%, 9/15/2015[b]	4,533,444
	Enterprise Fleet Financing, LLC
4,500,000	1.430%, 10/20/2016[a]	4,500,783
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	1
	First Horizon ABS Trust
454,329	0.375%, 9/25/2029[b,c]	329,585
	First National Master Note Trust
5,500,000	1.593%, 7/15/2015[b]	5,529,194
	Ford Credit Auto Owner Trust
554,001	3.960%, 5/15/2013	556,526
	Ford Credit Floor Plan Master Owner Trust
5,000,000	1.500%, 9/15/2015	5,018,260
	Fosse Master Issuer plc
3,500,000	1.805%, 10/18/2054[a,b]	3,495,562
	GE Capital Credit Card Master Note Trust
3,650,000	3.690%, 7/15/2015	3,727,059
	GMAC Mortgage Corporation Loan Trust
753,558	0.425%, 8/25/2035[b,c]	467,992
1,039,053	5.750%, 10/25/2036[c]	679,699
1,533,574	0.425%, 12/25/2036[b,c]	942,789
	GSAMP Trust
1,832,344	0.425%, 2/25/2036[b]	1,436,514
1,774,455	0.325%, 8/25/2036[b]	1,600,463
	Harley-Davidson Motorcycle Trust
330,035	3.190%, 11/15/2013	331,319
	Hyundai Auto Lease Securitization Trust
5,000,000	1.020%, 8/15/2014[a]	4,998,625
	J.P. Morgan Mortgage Trust
794,928	2.806%, 2/25/2036	661,901
	John Deere Owner Trust
1,500,000	3.960%, 5/16/2016	1,525,755
	Mortgage Equity Conversion Asset Trust
2,572,844	0.610%, 1/25/2042[b,d]	2,315,560

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Asset-Backed Securities (13.8%) - continued
$2,542,198	0.590%, 2/25/2042[b,d]	$2,287,978
	Nissan Auto Receivables Owner Trust
1,277,586	4.280%, 6/16/2014	1,285,453
3,000,000	4.740%, 8/17/2015	3,092,445
	Permanent Master plc
5,000,000	1.872%, 7/15/2042[a,b]	5,001,000
	Renaissance Home Equity Loan Trust
1,644,755	5.608%, 5/25/2036	1,074,673
750,000	5.285%, 1/25/2037	310,347
	Santander Drive Auto Receivables Trust
2,173,983	0.950%, 8/15/2013	2,174,524
	SLM Student Loan Trust
8,000,000	0.488%, 4/27/2020[b]	7,937,792
7,720,135	0.488%, 4/25/2022[b]	7,653,109
4,399,192	0.498%, 4/25/2023[b]	4,383,271
2,652,962	0.645%, 3/25/2025[b]	2,627,565
6,611,186	0.765%, 3/25/2026[b]	6,620,025
	Toyota Auto Receivables Owner Trust
5,689,446	1.270%, 12/16/2013	5,709,553
	USAA Auto Owner Trust
2,500,000	4.770%, 9/15/2014	2,568,252
	Volkswagen Auto Loan Enhanced Trust
1,014,472	1.310%, 1/20/2014	1,017,474
	Wachovia Asset Securitization, Inc.
950,095	0.385%, 7/25/2037[b,c,d]	677,211
	Wachovia Student Loan Trust
5,509,814	0.528%, 7/27/2020[b]	5,471,984
	World Financial Network Credit Card
7,000,000	4.600%, 9/15/2015	7,009,541
	World Omni Auto Receivables Trust
1,791,428	1.340%, 12/16/2013	1,795,711
1,000,000	5.120%, 5/15/2014	1,032,943

	Total Asset-Backed Securities	127,612,122

Basic Materials (0.8%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,755,692
1,750,000	3.750%, 8/5/2015	1,700,899
	Dow Chemical Company
1,500,000	4.850%, 8/15/2012	1,544,914
1,500,000	2.500%, 2/15/2016	1,505,436
	Noble Group, Ltd.
1,000,000	4.875%, 8/5/2015[a]	982,500

	Total Basic Materials	7,489,441

Capital Goods (1.4%)
	Caterpillar Financial Services Corporation
3,000,000	2.050%, 8/1/2016	3,035,292
	Caterpillar, Inc.
2,500,000	1.375%, 5/27/2014	2,529,612
	CRH America, Inc.
1,500,000	4.125%, 1/15/2016	1,500,785
	Danaher Corporation
1,000,000	0.603%, 6/21/2013[b]	1,001,049

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Capital Goods (1.4%) - continued
	Eaton Corporation
$2,000,000	0.679%, 6/16/2014[b]	$2,002,668
	Hutchinson Whampoa Finance, Ltd.
1,700,000	4.625%, 9/11/2015[a]	1,802,362
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,397,231

	Total Capital Goods	13,268,999

Collateralized Mortgage Obligations (2.0%)
	American Home Mortgage Assets Trust
1,577,281	1.150%, 11/25/2046[b]	649,346
	Banc of America Mortgage Securities, Inc.
629,896	2.764%, 9/25/2035[b]	503,846
	Bear Stearns Adjustable Rate Mortgage Trust
902,281	2.560%, 10/25/2035[b]	735,330
	Chase Mortgage Finance Corporation
287,884	5.257%, 1/25/2036[b]	24,667
	Countrywide Alternative Loan Trust
1,068,204	5.500%, 11/25/2035	1,009,763
610,484	5.500%, 2/25/2036	426,728
842,881	6.000%, 1/25/2037	566,717
	Countrywide Home Loans, Inc.
1,182,375	2.682%, 3/20/2036	520,459
1,198,592	2.776%, 9/20/2036	617,934
	Deutsche Alt-A Securities, Inc.
1,864,548	1.000%, 4/25/2047[b]	1,110,204
	GSR Mortgage Loan Trust
2,094,090	0.435%, 8/25/2046[b]	1,733,241
	HomeBanc Mortgage Trust
995,657	2.171%, 4/25/2037	543,827
	Impac CMB Trust
326,403	0.885%, 8/25/2035[b]	224,553
	J.P. Morgan Alternative Loan Trust
1,865,640	2.669%, 3/25/2036	1,001,110
	J.P. Morgan Mortgage Trust
185,262	5.543%, 6/25/2036	182,021
735,861	2.774%, 10/25/2036	551,986
	Merrill Lynch Mortgage Investors, Inc.
1,466,935	2.628%, 6/25/2035	1,205,150
	Residential Accredit Loans, Inc.
913,590	3.605%, 9/25/2035	549,978
	Thornburg Mortgage Securities Trust
476,523	0.355%, 11/25/2046[b]	475,460
	Wachovia Mortgage Loan Trust, LLC
857,052	2.902%, 5/20/2036	561,907
	WaMu Mortgage Pass Through Certificates
1,608,777	1.110%, 10/25/2046[b]	842,745
1,969,960	1.050%, 12/25/2046[b]	1,088,786
1,860,986	0.970%, 1/25/2047[b]	953,376
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,540,695	1.150%, 9/25/2046[b]	563,787

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Collateralized Mortgage Obligations (2.0%) - continued
$2,266,884	0.980%, 2/25/2047[b]	$980,881
	Washington Mutual Mortgage Pass-Through Certificates
633,465	0.535%, 10/25/2045[b]	476,789
	Wells Fargo Mortgage Backed Securities Trust
341,163	2.718%, 3/25/2036	276,111
1,250,197	2.764%, 3/25/2036	992,537

	Total Collateralized Mortgage Obligations	19,369,239

Commercial Mortgage-Backed Securities (8.9%)
	Banc of America Commercial Mortgage, Inc.
2,000,000	5.655%, 4/10/2049	1,735,094
	Bank Nederlandse Gemeenten NV
3,500,000	1.500%, 3/28/2014[a]	3,546,931
	Bear Stearns Commercial Mortgage Securities, Inc.
4,101,213	5.613%, 6/11/2050	4,256,329
1,047,032	0.393%, 3/15/2022[b,d]	1,027,357
1,191,842	5.663%, 6/11/2040	1,234,604
439,496	5.205%, 2/11/2044	441,066
1,000,000	5.331%, 2/11/2044	1,040,843
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,670,118
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.373%, 12/15/2020[b,d]	912,110
1,500,000	0.423%, 6/15/2022[b,d]	1,375,531
1,000,000	5.306%, 12/10/2046	1,072,647
	Credit Suisse AG Guernsey
1,000,000	2.600%, 5/27/2016[a]	1,016,844
	Credit Suisse First Boston Mortgage Securities Corporation
4,129,710	4.691%, 4/15/2037	4,262,349
	Credit Suisse Mortgage Capital Certificates
679,197	0.413%, 10/15/2021[a,b]	628,022
1,750,000	5.467%, 9/15/2039	1,850,656
	Government National Mortgage Association
2,937,207	2.870%, 3/16/2051	3,048,231
4,843,863	1.864%, 8/16/2031	4,888,717
6,643,778	2.164%, 3/16/2033	6,762,649
5,721,638	3.214%, 1/16/2040	5,990,120
	Greenwich Capital Commercial Funding Corporation
2,697,000	5.074%, 1/5/2036	2,705,191
4,500,000	5.224%, 4/10/2037	4,807,346
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,500,000	5.429%, 12/12/2043	3,781,585
	LB-UBS Commercial Mortgage Trust
4,141,952	5.303%, 2/15/2040	4,170,673
1,600,000	6.167%, 9/15/2045	1,364,352
	Morgan Stanley Capital I
2,000,000	3.224%, 7/15/2049	2,055,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Commercial Mortgage-Backed Securities (8.9%) - continued
	Morgan Stanley Capital, Inc.
$1,600,000	5.406%, 3/15/2044	$1,447,314
3,122,034	5.591%, 4/12/2049	3,206,750
	NCUA Guaranteed Notes
4,577,397	1.600%, 10/29/2020	4,623,139
	Network Rail Infrastructure Finance plc
6,000,000	1.500%, 1/13/2014[a]	6,100,056
	Wachovia Bank Commercial Mortgage Trust
1,500,000	5.765%, 7/15/2045	1,652,742
	WaMu Commercial Mortgage Securities Trust
117,481	3.830%, 1/25/2035[a]	117,823

	Total Commercial Mortgage-Backed Securities	82,792,749

Communications Services (2.2%)
	Alltel Corporation
1,325,000	7.000%, 7/1/2012	1,379,383
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,938,143
	Crown Castle Towers, LLC
1,750,000	4.523%, 1/15/2015[a]	1,827,948
1,500,000	3.214%, 8/15/2015[a]	1,516,317
850,000	4.174%, 8/15/2017[a]	866,035
	GTP Acquisition Partners I, LLC
1,500,000	4.347%, 6/15/2016[a]	1,506,651
	Qwest Communications International, Inc.
1,000,000	7.125%, 4/1/2018	1,022,500
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,692,175
	Telecom Italia Capital SA
3,000,000	4.950%, 9/30/2014	2,954,715
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[a]	503,750
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,132,363
1,650,000	7.500%, 4/1/2014	1,873,128

	Total Communications Services	20,213,108

Consumer Cyclical (1.5%)
	American Honda Finance Corporation
3,000,000	1.850%, 9/19/2014[a]	3,035,637
	Daimler Finance North America, LLC
3,000,000	0.973%, 3/28/2014[a,b]	2,954,268
	Ford Motor Credit Company, LLC
1,500,000	7.000%, 4/15/2015	1,635,000
	Harley-Davidson Financial Services, Inc.
1,000,000	3.875%, 3/15/2016[a]	1,026,043
	KIA Motors Corporation
1,000,000	3.625%, 6/14/2016[a]	973,621
	RCI Banque SA
1,000,000	4.600%, 4/12/2016[a]	971,317

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Consumer Cyclical (1.5%) - continued
	Volkswagen International Finance NV
$3,000,000	1.875%, 4/1/2014[a,f]	$3,022,473

	Total Consumer Cyclical	13,618,359

Consumer Non-Cyclical (2.2%)
	Altria Group, Inc.
2,000,000	4.125%, 9/11/2015	2,175,536
	Anheuser-Busch InBev Worldwide, Inc.
2,500,000	0.972%, 1/27/2014[b]	2,502,032
	Bunge Limited Finance Corporation
1,000,000	4.100%, 3/15/2016	1,029,789
	Cargill, Inc.
1,073,000	4.307%, 5/14/2021[a]	1,158,454
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,514,671
	Coca-Cola Enterprises, Inc.
2,000,000	2.000%, 8/19/2016	2,003,620
	Express Scripts, Inc.
1,500,000	3.125%, 5/15/2016	1,534,107
	General Mills, Inc.
2,000,000	0.640%, 5/16/2014[b,f]	1,991,942
	Kraft Foods, Inc.
1,500,000	4.125%, 2/9/2016	1,626,500
	Lorillard Tobacco Company
1,000,000	3.500%, 8/4/2016	1,003,881
	Quest Diagnostics, Inc.
2,000,000	1.208%, 3/24/2014[b]	2,010,518
	Teva Pharmaceutical Finance III BV
2,000,000	0.853%, 3/21/2014[b]	1,999,676

	Total Consumer Non-Cyclical	20,550,726

Energy (3.5%)
	BP Capital Markets plc
4,000,000	0.937%, 3/11/2014[b]	4,004,140
	Cameron International Corporation
2,000,000	1.257%, 6/2/2014[b]	2,009,364
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014	1,083,061
	CNPC HK Overseas Capital, Ltd.
1,750,000	3.125%, 4/28/2016[a,f]	1,806,667
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,063,950
	Enterprise Products Operating, LLC
2,500,000	3.200%, 2/1/2016	2,590,435
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[a]	1,006,250
	Kinder Morgan Energy Partners, LP
750,000	3.500%, 3/1/2016	784,018
	Occidental Petroleum Corporation
2,000,000	1.450%, 12/13/2013	2,037,216
	ONEOK Partners, LP
2,750,000	3.250%, 2/1/2016	2,814,641
	Petrobras International Finance Company
2,000,000	3.875%, 1/27/2016	2,046,602

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Energy (3.5%) - continued
	Rowan Companies, Inc.
$1,500,000	5.000%, 9/1/2017	$1,548,846
	Schlumberger SA
2,500,000	2.650%, 1/15/2016[a]	2,589,665
	Statoil ASA
1,786,000	5.125%, 4/30/2014[a]	1,970,717
	Transocean, Inc., Convertible
2,500,000	1.500%, 12/15/2037	2,493,750
	Valero Energy Corporation
1,000,000	4.500%, 2/1/2015	1,079,439
350,000	6.125%, 2/1/2020	401,903
	Weatherford International, Ltd.
1,000,000	6.000%, 3/15/2018	1,109,897

	Total Energy	32,440,561

Financials (28.8%)
	Abbey National Treasury Services plc
1,500,000	3.875%, 11/10/2014[a]	1,468,952
	ABN Amro Bank NV
3,500,000	2.198%, 1/30/2014[a,b]	3,433,451
	Achmea Hypotheekbank NV
5,500,000	3.200%, 11/3/2014[a]	5,810,469
	Ally Financial, Inc.
1,250,000	4.500%, 2/11/2014	1,221,875
	American International Group, Inc.
1,500,000	5.050%, 10/1/2015	1,494,677
	Banco BTG Pactual SA
3,000,000	4.875%, 7/8/2016[a]	2,936,250
	Bank of America Corporation
2,000,000	1.848%, 1/30/2014[b]	1,895,280
1,000,000	5.625%, 10/14/2016	996,769
	Bank of Montreal
3,250,000	2.625%, 1/25/2016[a,f]	3,371,173
	Bank of Nova Scotia
2,000,000	1.250%, 11/7/2014[a,g]	2,006,058
2,000,000	2.150%, 8/3/2016[a]	2,021,672
	Barclays Bank plc
1,500,000	2.375%, 1/13/2014	1,481,236
3,000,000	2.500%, 9/21/2015[a]	2,991,324
	Barclays Bank plc, Convertible
3,000,000	1.000%, 6/25/2017[h]	3,207,300
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,731,372
1,250,000	4.650%, 7/2/2018	1,310,098
	Berkshire Hathaway Finance Corporation
1,750,000	0.523%, 1/13/2012[b]	1,750,852
2,000,000	2.450%, 12/15/2015	2,070,690
	BNP Paribas Home Loan Covered Bonds SA
4,500,000	2.200%, 11/2/2015[a,f]	4,328,843
	Caisse centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[a]	2,079,866
	CalEnergy Capital Trust III, Convertible, 6.500%
20,000	6.500%, 9/1/2027	987,500
	Canadian Imperial Bank of Commerce
3,500,000	0.900%, 9/19/2014[a,f]	3,470,674
1,500,000	2.600%, 7/2/2015[a]	1,553,052

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Financials (28.8%) - continued
	Capital One Financial Corporation
$3,000,000	1.553%, 7/15/2014[b]	$2,943,963
1,250,000	2.125%, 7/15/2014	1,248,289
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	4,164,544
	Cie de Financement Foncier
4,000,000	2.250%, 3/7/2014[a]	3,981,188
	Citigroup, Inc.
3,000,000	6.000%, 12/13/2013	3,175,590
2,400,000	1.302%, 4/1/2014[b]	2,310,912
	CME Group Index Services, LLC
1,500,000	4.400%, 3/15/2018[a]	1,593,114
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,169,358
	Commonwealth Bank of Australia
3,300,000	2.500%, 12/10/2012[a]	3,365,851
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2,000,000	2.125%, 10/13/2015	2,016,254
	Credit Agricole Home Loan SFH
4,000,000	1.162%, 7/21/2014[a,b]	3,839,756
	Credit Suisse of New York, Convertible
1,050,000	0.500%, 6/22/2018[i]	1,037,925
	Credit Suisse Securities USA, LLC
3,000,000	1.000%, 4/28/2017[h]	2,898,000
	Danske Bank AS
3,000,000	3.875%, 4/14/2016[a]	2,953,596
	Dexia Credit Local SA
5,000,000	2.750%, 4/29/2014[a]	4,719,000
	DnB NOR Boligkreditt
3,500,000	2.900%, 3/29/2016[a]	3,637,239
	Fifth Third Bancorp
400,000	3.625%, 1/25/2016	410,164
	Fifth Third Bank
2,250,000	0.402%, 5/17/2013[b]	2,198,747
	FUEL Trust
1,250,000	4.207%, 4/15/2016[a]	1,254,861
1,300,000	3.984%, 6/15/2016[a]	1,285,595
	GATX Corporation
1,000,000	4.750%, 10/1/2012	1,026,424
1,000,000	4.750%, 5/15/2015	1,056,181
	General Electric Capital Corporation
3,000,000	0.607%, 9/15/2014[b]	2,924,760
2,500,000	3.350%, 10/17/2016	2,569,025
	Goldman Sachs Group, Inc., Convertible
64,950	2.600%, 3/16/2012[a,j]	741,339
1,278	0.500%, 3/30/2012[a,k]	860,682
66,550	0.250%, 11/9/2012[a,l]	1,738,086
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	1,982,004
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	513,232
	HSBC Bank plc
2,500,000	1.625%, 8/12/2013[a]	2,488,380
4,000,000	1.625%, 7/7/2014[a]	4,010,220
	ING Bank NV
5,500,000	2.500%, 1/14/2016[a]	5,526,119
1,750,000	4.000%, 3/15/2016[a]	1,791,505
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015	735,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Financials (28.8%) - continued
	Irish Life & Permanent plc
$4,000,000	3.600%, 1/14/2013[a]	$3,486,244
	J.P. Morgan Chase & Company
500,000	3.150%, 7/5/2016	500,849
400,000	4.350%, 8/15/2021	400,132
	Jefferies Group, Inc.
1,250,000	5.125%, 4/13/2018	1,128,526
	JPMorgan Chase & Company
3,000,000	1.119%, 9/30/2013[b]	2,982,486
	JPMorgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,084,324
	KeyCorp
2,000,000	3.750%, 8/13/2015	2,040,206
	Landwirtschaftliche Rentenbank
5,000,000	0.547%, 3/15/2016[a,b]	4,988,535
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	1.076%, 8/19/2065[b,m]	150
	Lloyds TSB Bank plc
3,500,000	4.375%, 1/12/2015[a]	3,509,629
300,000	6.500%, 9/14/2020[a]	279,416
	MetLife, Inc.
3,500,000	1.519%, 8/6/2013[b]	3,519,397
	Metropolitan Life Global Funding I
1,320,000	5.125%, 4/10/2013[a]	1,387,486
2,250,000	3.650%, 6/14/2018[a]	2,268,387
	Morgan Stanley
1,000,000	4.750%, 4/1/2014	1,004,774
2,000,000	4.200%, 11/20/2014	1,976,504
	National Australia Bank, Ltd.
2,500,000	1.372%, 7/25/2014[a,b,f]	2,526,540
	National Bank of Canada
2,000,000	1.650%, 1/30/2014[a]	2,027,542
1,750,000	2.200%, 10/19/2016[a]	1,769,714
	Nationwide Building Society
2,000,000	4.650%, 2/25/2015[a]	1,984,154
	NCUA Guaranteed Notes
4,224,273	0.691%, 10/7/2020[b]	4,230,873
4,015,357	0.591%, 12/7/2020[b]	4,017,665
	Nederlandse Waterschapsbank NV
3,500,000	1.375%, 5/16/2014[a]	3,536,568
800,000	1.250%, 10/20/2014[a]	801,927
	New York Life Global Funding
4,000,000	3.000%, 5/4/2015[a]	4,153,940
	Nordea Eiendomskreditt AS
4,000,000	1.875%, 4/7/2014[a]	4,047,640
	Oesterreichische Kontrollbank AG
6,000,000	2.000%, 6/3/2016	6,155,574
	ORIX Corporation
2,500,000	5.000%, 1/12/2016	2,572,113
	Private Export Funding Corporation
3,000,000	2.125%, 7/15/2016	3,093,033
	ProLogis LP, Convertible
1,525,000	2.250%, 4/1/2037	1,525,000
	Prudential Financial, Inc.
2,000,000	5.100%, 9/20/2014	2,153,024
1,000,000	6.100%, 6/15/2017	1,091,521
	Rabobank Capital Funding Trust II
1,012,000	5.260%, 12/29/2049[a,n]	972,006

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Financials (28.8%) - continued
	Reinsurance Group of America, Inc.
$1,500,000	6.450%, 11/15/2019	$1,698,039
	Royal Bank of Canada
3,000,000	1.128%, 10/30/2014[b]	3,009,771
4,175,000	3.125%, 4/14/2015[a,f]	4,380,114
	Santander US Debt SA Unipersonal
750,000	2.991%, 10/7/2013[a]	725,792
	SLM Corporation
1,000,000	8.000%, 3/25/2020	1,040,000
	SSIF Nevada, LP
2,900,000	1.101%, 4/14/2014[a,b]	2,899,095
	Stadshypotek AB
4,000,000	0.919%, 9/30/2013[a,b]	3,995,328
	State Street Capital Trust III
1,000,000	5.337%, 3/15/2042[b,n]	1,001,700
	Sumitomo Mitsui Banking Corporation
3,000,000	1.366%, 7/22/2014[a,b,f]	3,008,436
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,655,265
	Swedbank AB
2,500,000	2.800%, 2/10/2012[a]	2,515,810
	Swedbank Hypotek AB
5,000,000	0.813%, 3/28/2014[a,b]	5,006,025
	Toronto-Dominion Bank
3,000,000	0.600%, 7/26/2013[b]	2,998,224
2,500,000	2.200%, 7/29/2015[a,f]	2,561,097
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,105,972
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,557,309
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,046,706
	Vestjysk Bank AS
5,500,000	0.900%, 6/17/2013[a,b]	5,529,188
	Wachovia Corporation
2,000,000	5.250%, 8/1/2014	2,133,020
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,779,464
	Westpac Banking Corporation
3,000,000	1.099%, 3/31/2014[a,b]	3,008,661

	Total Financials	267,657,231

Foreign Government (4.3%)
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017	2,738,677
	European Investment Bank
6,000,000	1.250%, 2/14/2014[f]	6,073,560
	Finland Government International Bond
3,000,000	2.250%, 3/17/2016[a]	3,130,722
	Hydro Quebec
2,000,000	2.000%, 6/30/2016	2,032,146
	Kommunalbanken AS
5,000,000	2.750%, 5/5/2015[a]	5,271,675
	Korea Housing Finance Corporation
2,000,000	3.500%, 12/15/2016[a]	2,027,146
	Kreditanstalt fuer Wiederaufbau
5,500,000	0.253%, 6/17/2013[b]	5,497,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Foreign Government (4.3%) - continued
	Landwirtschaftliche Rentenbank
$2,500,000	1.875%, 9/17/2018[f]	$2,453,997
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	835,500
	Poland Government International Bond
1,250,000	5.125%, 4/21/2021	1,275,000
	Province of British Columbia
3,500,000	2.100%, 5/18/2016	3,616,816
	Province of New Brunswick
2,000,000	2.750%, 6/15/2018	2,061,132
	Province of Ontario
3,000,000	1.600%, 9/21/2016	2,966,502

	Total Foreign Government	39,980,074

Mortgage-Backed Securities (3.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,753,747	6.500%, 9/1/2037	1,950,529
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,500,000	3.000%, 11/1/2026[g]	2,560,157
7,500,000	3.000%, 12/1/2026[g]	7,654,688
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
1,725,964	6.000%, 8/1/2024	1,916,982
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,178,054	5.850%, 9/1/2037[b]	2,358,813
986,720	5.618%, 10/1/2037[b]	1,065,107
11,340,000	6.000%, 11/1/2041[g]	12,426,157

	Total Mortgage-Backed Securities	29,932,433

Technology (1.0%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,074,435
	Hewlett-Packard Company
2,000,000	0.719%, 5/30/2014[b]	1,967,398
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	1,010,618
	Texas Instruments, Inc.
2,000,000	0.466%, 5/15/2013[b,f]	2,003,780
1,400,000	2.375%, 5/16/2016	1,447,909
	Xerox Corporation
2,000,000	1.110%, 5/16/2014[b]	1,981,972

	Total Technology	9,486,112

Transportation (0.9%)
	Continental Airlines, Inc.
1,350,000	6.750%, 9/15/2015[a]	1,353,375
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,729,181
	Delta Air Lines, Inc.
250,000	6.750%, 5/23/2017	230,000
1,000,000	6.375%, 7/2/2017	920,000
	Erac USA Finance Company
2,500,000	2.750%, 7/1/2013[a]	2,527,497

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Transportation (0.9%) - continued
	US Airways Group, Inc.
$1,161,267	6.250%, 4/22/2023	$1,045,141

	Total Transportation	7,805,194

U.S. Government and Agencies (22.8%)
	FDIC Structured Sale Guaranteed Notes
6,000,000	Zero Coupon, 1/7/2013[a]	5,962,380
	Federal Agricultural Mortgage Corporation
4,000,000	1.250%, 12/6/2013	4,057,124
2,500,000	2.125%, 9/15/2015	2,576,938
2,500,000	2.000%, 7/27/2016	2,547,532
	Federal Farm Credit Bank
5,000,000	1.375%, 6/25/2013	5,086,890
10,000,000	0.301%, 9/23/2013[b]	10,001,470
	Federal Home Loan Banks
6,000,000	0.155%, 2/10/2012[b]	6,000,960
5,000,000	0.310%, 9/16/2013[b]	4,994,475
	Federal Home Loan Mortgage Corporation
7,000,000	0.193%, 6/17/2013[b]	7,000,350
5,500,000	0.375%, 10/30/2013	5,492,927
	Federal National Mortgage Association
3,500,000	5.125%, 1/2/2014	3,808,077
7,500,000	0.625%, 10/30/2014	7,487,895
5,000,000	1.375%, 11/15/2016	5,000,615
7,423,055	2.250%, 6/25/2025	7,548,631
	U.S. Treasury Bonds
4,325,000	4.375%, 5/15/2041	5,308,938
	U.S. Treasury Notes
4,500,000	0.625%, 12/31/2012	4,522,851
9,500,000	1.500%, 12/31/2013	9,745,660
17,200,000	2.250%, 5/31/2014	18,033,134
30,925,000	0.750%, 6/15/2014	31,236,662
6,650,000	2.375%, 9/30/2014	7,027,700
28,100,000	2.000%, 1/31/2016	29,540,125
3,000,000	1.500%, 6/30/2016	3,080,640
400,000	2.375%, 6/30/2018	421,750
	U.S. Treasury Notes, TIPS
5,608,400	2.500%, 7/15/2016	6,525,463
5,941,152	1.875%, 7/15/2019	6,895,913
10,873,065	1.125%, 1/15/2021	11,956,120

	Total U.S. Government and Agencies	211,861,220

Utilities (0.9%)
	CMS Energy Corporation
1,000,000	4.250%, 9/30/2015	1,012,182
	Commonwealth Edison Company
1,700,000	1.625%, 1/15/2014	1,715,002
	Enterprise Products Operating, LLC
1,500,000	5.200%, 9/1/2020	1,678,244
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,453,028
	Oncor Electric Delivery Company, LLC
1,300,000	5.750%, 9/30/2020	1,487,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Long-Term Fixed Income (98.2%)	Value
Utilities (0.9%) - continued
	ONEOK Partners, LP
$350,000	8.625%, 3/1/2019	$452,552
	Power Receivables Finance, LLC
20,747	6.290%, 1/1/2012[d]	20,764
	Virginia Electric & Power Company
640,000	5.100%, 11/30/2012	668,956

	Total Utilities	8,488,096

	Total Long-Term Fixed Income (cost $915,116,469)	912,565,664

Shares	Mutual Funds (1.2%)	Value
Fixed Income Mutual Funds (1.2%)
2,247,228	Thrivent High Yield Fund	10,606,918

	Total Fixed Income Mutual Funds	10,606,918

	Total Mutual Funds (cost $8,300,000)	10,606,918

Shares	Preferred Stock (0.2%)	Value
Financials (0.2%)
10,250	Citigroup, Inc., Convertible[o]	974,160
72,400	Federal National Mortgage Association, 8.250%[n,p]	141,904
39,000	HSBC Holdings plc, 8.000%[n]	1,043,250

	Total Financials	2,159,314

	Total Preferred Stock (cost $3,499,654)	2,159,314

Shares	Collateral Held for Securities Loaned(2.7%)	Value
25,117,922	Thrivent Financial Securities Lending Trust	25,117,922

	Total Collateral Held for Securities Loaned (cost $25,117,922)	25,117,922

Principal Amount	Short-Term Investments (2.8%)[q]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.025%, 11/16/2011[r]	4,999,948
1,000,000	0.020%, 11/18/2011[r]	999,991
	Federal Home Loan Mortgage Corporation Discount Notes
4,500,000	0.020%, 11/7/2011[r]	4,499,984
10,000,000	0.030%, 12/6/2011[r]	9,999,708
	Federal National Mortgage Association Discount Notes
4,115,000	0.020%, 12/28/2011[r]	4,114,870
1,650,000	0.105%, 2/22/2012[r,s]	1,649,465

	Total Short-Term Investments (at amortized cost)	26,263,966

	Total Investments (cost $978,298,011) 105.1%	$976,713,784

	Other Assets and Liabilities, Net (5.1%)	(47,255,688)

	Total Net Assets 100.0%	$929,458,096

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $249,616,357 or 26.9% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.
c	All or a portion of the security is insured or guaranteed.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,047,032
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$1,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895
Mortgage Equity Conversion Asset Trust	2/14/2007	$2,572,844
Mortgage Equity Conversion Asset Trust	1/18/2007	$2,542,198
Power Receivables Finance, LLC	9/30/2003	$20,741
Wachovia Asset Securitization, Inc.	3/16/2007	1$950,095

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
i	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
k	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
l	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
m	In bankruptcy. Interest is not being accrued.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
o	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.
p	Non-income producing security.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

S	At October 31, 2011, $1,649,465 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$20,997,220
Gross unrealized depreciation	(22,811,292)

Net unrealized appreciation (depreciation)	($1,814,072)

Cost for federal income tax purposes	$978,527,855

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	127,612,122	–	118,007,584	9,604,538
Basic Materials	7,489,441	–	7,489,441	–
Capital Goods	13,268,999	–	13,268,999	–
Collateralized Mortgage Obligations	19,369,239	–	19,369,239	–
Commercial Mortgage-Backed Securities	82,792,749	–	82,792,749	–
Communications Services	20,213,108	–	20,213,108	–
Consumer Cyclical	13,618,359	–	13,618,359	–
Consumer Non-Cyclical	20,550,726	–	20,550,726	–
Energy	32,440,561	–	32,440,561	–
Financials	267,657,231	–	257,173,899	10,483,332
Foreign Government	39,980,074	–	39,980,074	–
Mortgage-Backed Securities	29,932,433	–	29,932,433	–
Technology	9,486,112	–	9,486,112	–
Transportation	7,805,194	–	7,805,194	–
U.S. Government and Agencies	211,861,220	–	211,861,220	–
Utilities	8,488,096	–	8,488,096	–
Mutual Funds
Fixed Income Mutual Funds	10,606,918	10,606,918	–	–
Preferred Stock
Financials	2,159,314	2,159,314	–	–
Collateral Held for Securities Loaned	25,117,922	25,117,922	–	–
Short-Term Investments	26,263,966	–	26,263,966	–
Total	$976,713,784	$37,884,154	$918,741,760	$20,087,870

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	135,882	135,882	–	–
Credit Default Swaps	742,608	–	742,608	–
Total Asset Derivatives	$878,490	$135,882	$742,608	$–
Liability Derivatives
Futures Contracts	115,082	115,082	–	–
Total Liability Derivatives	$115,082	$115,082	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	5,826,035	-	(142,767)	5,000,000	(401,519)	-	(677,211)	9,604,538
Financials	12,911,525	16,970	(422,773)	4,750,780	(2,542,297)	-	(4,230,873)	10,483,332
Mortgage-Backed Securities	4,334,031	2,182	1	-	(4,336,214)	-	-	-
Transportation	6,283,000	421,334	(529,994)	-	(6,174,340)	-	-	-
Total	$29,354,591	$440,486	($1,095,533)	$9,750,780	($13,454,370)	$-	($4,908,084)	$20,087,870

    * Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2011 of ($686,584).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	December 2011	($18,736,928)	($18,723,906)	$13,022
5-Yr. U.S. Treasury Bond Futures	(1,100)	December 2011	(134,755,236)	(134,870,318)	(115,082)
10-Yr. U.S. Treasury Bond Futures	(205)	December 2011	(26,578,906)	(26,457,812)	121,094
20-Yr. U.S. Treasury Bond Futures	10	December 2011	1,388,546	1,390,312	1,766
Total Futures Contracts					$20,800

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$13,000,000	$230,702	$400,858	$631,560
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	13,000,000	22,340	88,708	111,048
Total Credit Default Swaps					$489,566	$742,608

1	As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$135,882
Total Interest Rate Contracts		135,882
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	742,608
Total Credit Contracts		742,608
Total Asset Derivatives		$878,490
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	115,082
Total Interest Rate Contracts		115,082
Total Liability Derivatives		$115,082

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(630,069)
Futures	Net realized gains/(losses) on Futures contracts	(9,331,655)

Total Interest Rate Contracts		(9,961,724)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(988,782)
Total Credit Contracts		(988,782)
Total		($10,950,506)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	34,470
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,402,454
Total Interest Rate Contracts		2,436,924
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	999,826
Total Credit Contracts		999,826
Total		$3,436,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2011

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$176,836,095	20.0%	N/A	N/A	169
Credit Contracts	N/A	N/A	$28,736,171	3.3%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at October 31, 2011	Value October 31, 2011	Income Earned November 1, 2010 - October 31, 2011
High Yield	$10,921,529	$–	$–	2,247,228	$10,606,918	$849,734
Thrivent Financial Securities Lending Trust	6,975,715	215,540,846	197,398,639	25,117,922	25,117,922	19,995
Total Value and Income Earned	17,897,244				35,724,840	869,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2011

Principal Amount	Asset Backed Commercial Paper (21.1%)[a]	Value
	Barton Capital Corporation
$29,300,000	0.400%, 11/1/2011[b,c]	$29,300,000
	Dealers Capital Access
5,980,000	0.400%, 11/7/2011[b]	5,979,601
6,020,000	0.440%, 11/22/2011[b]	6,018,455
6,000,000	0.380%, 11/23/2011[b]	5,998,607
6,120,000	0.460%, 12/12/2011[b]	6,116,794
3,100,000	0.490%, 12/29/2011[b]	3,097,552
	Golden Funding Corporation
5,728,000	0.330%, 12/21/2011[b,c]	5,725,375
	Jupiter Securitization Company, LLC
6,000,000	0.210%, 12/20/2011[b,c]	5,998,285
	Kells Funding, LLC
5,970,000	0.330%, 11/16/2011[b,c]	5,969,179
5,550,000	0.420%, 1/17/2012[b,c]	5,545,014
6,160,000	0.410%, 1/25/2012[b,c]	6,154,037
	Nieuw Amsterdam Receivables Corporation
6,170,000	0.450%, 2/14/2012[b,c]	6,161,902
	Sydney Capital Corporation
6,215,000	0.370%, 11/14/2011[b,c]	6,214,170
6,100,000	0.350%, 12/12/2011[b,c]	6,097,569
6,090,000	0.350%, 12/14/2011[b,c]	6,087,454
	Thunder Bay Funding, LLC
6,200,000	0.260%, 12/9/2011[b,c]	6,198,299
4,067,000	0.240%, 1/17/2012[b,c]	4,064,912
6,030,000	0.250%, 2/15/2012[b,c]	6,025,561

	Total Asset Backed Commercial Paper	126,752,766

Principal Amount	Financial Company Commercial Paper (34.1%)[a]	Value
	AllianceBernstein, LP
15,000,000	0.120%, 11/1/2011[c]	15,000,000
	Bank of Nova Scotia
3,000,000	0.240%, 12/12/2011	3,000,000
6,220,000	0.300%, 2/10/2012	6,220,000
	Bank of Nova Scotia/Houston
3,175,000	0.318%, 6/11/2012[d]	3,175,000
6,340,000	0.537%, 9/12/2012[d]	6,347,350
	Barclays Bank plc
6,170,000	1.131%, 3/5/2012[b,c,d]	6,187,442
5,945,000	0.671%, 4/10/2012[b,c,d]	5,951,921
	BNP Paribas Finance, Inc.
6,330,000	0.390%, 11/23/2011[b]	6,328,491
	General Electric Capital Corporation
275,000	0.630%, 2/15/2012[b]	279,133
6,300,000	0.457%, 6/12/2012[b,d]	6,300,098
5,500,000	0.666%, 6/15/2012[b]	5,684,977
6,120,000	0.592%, 7/27/2012[b,d]	6,127,801
	J.P. Morgan Chase & Company
6,000,000	0.388%, 2/22/2012[d]	6,001,411
	J.P. Morgan Chase Bank NA
3,290,000	0.435%, 5/18/2012[d]	3,290,000
	Prudential Funding, LLC
2,900,000	0.410%, 2/21/2012[b]	2,896,301
	Rabobank Nederland NV/NY
7,400,000	0.321%, 12/6/2011[b,d]	7,400,000
	Rabobank USA Financial Corporation
6,090,000	0.320%, 12/14/2011[b]	6,087,672
	Royal Bank of Canada
6,090,000	0.320%, 12/2/2011[d]	6,090,262

Principal Amount	Financial Company Commercial Paper (34.1%)[a]	Value
$6,170,000	0.265%, 4/5/2012[d]	$6,170,000
6,170,000	0.401%, 7/9/2012[d]	6,170,000
	Royal Bank of Canada, New York
6,000,000	0.300%, 5/16/2012[d]	6,001,207
3,428,000	0.975%, 6/18/2012[d]	3,442,189
	Societe Generale North America, Inc.
27,675,000	0.220%, 11/1/2011[b]	27,675,000
	Toronto-Dominion Bank NY
3,485,000	0.323%, 1/12/2012[d]	3,485,000
6,220,000	0.300%, 2/10/2012	6,220,000
3,000,000	0.426%, 10/19/2012[d]	3,000,000
	Toronto-Dominion Holdings USA, Inc.
6,070,000	0.230%, 12/30/2011[b,c]	6,067,712
	US Bank NA
6,025,000	0.310%, 3/30/2012	6,017,218
6,015,000	0.340%, 4/16/2012	6,005,513
	Wells Fargo & Company
6,990,000	0.506%, 1/24/2012[d]	6,991,194
	Westpac Banking Corporation
3,175,000	0.407%, 1/10/2012[c,d]	3,175,154
6,070,000	0.470%, 3/16/2012[c]	6,059,222
	Westpac Banking Corporation of New York
6,050,000	0.619%, 12/30/2011[d]	6,052,730

	Total Financial Company Commercial Paper	204,899,998

Principal Amount	Government Agency Debt (15.2%)[a]	Value
	Federal Farm Credit Bank
7,320,000	0.170%, 8/8/2012[b,d]	7,319,312
	Federal Home Loan Banks
7,900,000	0.220%, 3/20/2012[b,d]	7,899,683
6,150,000	0.240%, 1/25/2013[b,d]	6,150,382
	Federal Home Loan Mortgage Corporation
8,300,000	0.195%, 12/21/2011[b,d]	8,299,403
8,300,000	0.070%, 1/25/2012[b,d]	8,295,381
4,515,000	0.210%, 10/12/2012[b,d]	4,517,611
3,090,000	0.320%, 9/3/2013[b,d]	3,088,799
	Federal National Mortgage Association
14,130,000	0.320%, 9/13/2012[b,d]	14,139,515
8,000,000	0.273%, 9/17/2012[b,d]	8,000,000
3,700,000	0.290%, 11/23/2012[b,d]	3,699,225
	Overseas Private Investment Corporation
1,765,516	0.110%, 11/2/2011[b,d]	1,765,516
1,982,758	0.110%, 11/2/2011[b,d]	1,982,758
4,473,686	0.110%, 11/2/2011[b,d]	4,473,686
2,415,000	0.503%, 12/9/2011[b]	2,518,965
8,830,000	0.650%, 12/9/2011[b]	8,830,000

	Total Government Agency Debt	90,980,236

Shares	Investment Company (5.0%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.020%	100,000
	BlackRock Cash Funds
16,743,000	0.150%	16,743,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2011

Shares	Investment Company (5.0%)	Value
	Dreyfus Institutional Cash Advantage Fund
12,815,000	0.070%	$12,815,000
	DWS Money Market Series
182,024	0.090%	182,024

	Total Investment Company	29,840,024

Principal Amount	Other Commercial Paper (9.9%)[a]	Value
	Caisse D’Amortissement de la Dette Sociale
$6,220,000	0.420%, 11/28/2011[b,c]	6,218,041
6,120,000	0.450%, 12/1/2011[b,c]	6,117,705
6,400,000	0.341%, 6/22/2012[b,c,d]	6,400,000
	Erste Abwicklungsanstalt
6,200,000	0.430%, 11/29/2011[b,c]	6,197,927
	Georgia Transmission Corporation
6,020,000	0.250%, 12/16/2011[c]	6,018,119
3,860,000	0.310%, 1/27/2012[c]	3,857,108
	Reckitt Benckiser Treasury Services plc
6,170,000	0.460%, 3/8/2012[b,c]	6,159,909
6,080,000	0.470%, 3/14/2012[b,c]	6,069,363
	Toyota Motor Credit Corporation
6,120,000	0.290%, 12/28/2011	6,117,190
6,100,000	0.420%, 2/27/2012	6,091,602

	Total Other Commercial Paper	59,246,964

Principal Amount	Other Municipal Debt (2.6%)[a]	Value
	Alaska Housing Finance Corporation
6,210,000	0.350%, 11/9/2011	6,209,517
6,210,000	0.350%, 11/14/2011	6,209,215
	County of Hamilton, Tennessee
3,000,000	0.500%, 11/1/2011[b]	3,000,000

	Total Other Municipal Debt	15,418,732

Principal Amount	Variable Rate Demand Note (12.1%)[a]	Value
	Andrew W. Mellon Foundation
9,100,000	0.190%, 11/7/2011[d]	9,100,000
	Denver, Colorado Airport System Revenue Bonds
21,500,000	0.120%, 11/7/2011[b,d]	21,500,000
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
6,700,000	0.120%, 11/1/2011[b,d]	6,700,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
6,200,000	0.110%, 11/7/2011[b,d]	6,200,000

Principal Amount	Variable Rate Demand Note (12.1%)[a]	Value
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
$9,000,000	0.150%, 11/7/2011[b,d]	$9,000,000
	Pitney Road Partners, LLC
5,190,000	0.280%, 11/7/2011[b,c,d]	5,190,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
8,240,000	0.110%, 11/7/2011[b,d]	8,240,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care Inc.
6,560,000	0.120%, 11/1/2011[b,d]	6,560,000

	Total Variable Rate Demand Note	72,490,000

	Total Investments (at amortized cost) 100.0%	$599,628,720

	Other Assets and Liabilities, Net (<0.1%)	(181,451)

	Total Net Assets 100.0%	$599,447,269

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2011, the value of these investments was $194,211,380 or 32.4% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2011.

Cost for federal income tax purposes	$599,628,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2011, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	126,752,766	–	126,752,766		–
Financial Company Commercial Paper	204,899,998	–	204,899,998		–
Government Agency Debt	90,980,236	–	90,980,236		–
Investment Company	29,840,024	29,840,024	–		–
Other Commercial Paper	59,246,964	–	59,246,964		–
Other Municipal Debt	15,418,732	–	15,418,732		–
Variable Rate Demand Note	72,490,000	–	72,490,000		–
Total	$599,628,720	$29,840,024	$569,788,696		$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2011	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$541,726,607	$1,280,079,459	$1,279,032,927	$574,026,900
Investments in securities at value	189,990,158	376,279,667	343,332,067	171,003,895
Investments in affiliates at value	356,439,116	894,593,215	939,893,064	412,874,787
Investments at Value	546,429,274	1,270,872,882	1,283,225,131	583,878,682
Cash	2,388,977 (a)	3,392,410	3,751,172	3,807,934
Dividends and interest receivable	305,725	920,739	1,157,071	644,870
Prepaid expenses	17,180	23,909	24,063	20,375
Receivable for investments sold	7,729,918	10,606,726	6,862,109	9,435,940
Receivable for fund shares sold	236,857	848,045	847,438	694,987
Receivable for forward contracts	—	—	—	—
Receivable for variation margin	2,624,700	2,730,900	1,512,380	276,040
Total Assets	559,732,631	1,289,395,611	1,297,379,364	598,758,828
Liabilities
Accrued expenses	93,222	154,997	130,451	65,784
Payable for investments purchased	13,439,053	29,139,439	24,780,294	14,464,697
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	734,939	744,862	577,512	286,038
Payable for forward contracts	—	—	—	—
Payable for variation margin	3,016,841	4,950,544	3,970,017	1,545,146
Payable to affiliate	278,163	683,556	642,793	298,755
Mortgage dollar roll deferred revenue	14,764	39,331	39,605	18,976
Total Liabilities	17,576,982	35,712,729	30,140,672	16,679,396
Net Assets
Capital stock (beneficial interest)	545,860,826	1,276,912,455	1,274,870,947	573,897,927
Accumulated undistributed net investment income/(loss)	1,024,456	10,247,581	1,286,371	770,688
Accumulated undistributed net realized gain/(loss)	(12,308,083)	(28,858,307)	(20,569,876)	(5,121,585)
Net unrealized appreciation/(depreciation) on:
Investments	6,912,119	11,269,771	8,506,764	3,285,738
Affiliated investments	(2,209,452)	(20,476,348)	(4,314,560)	6,566,044
Futures contracts	2,876,231	4,588,517	7,459,580	2,680,620
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(448)	(787)	(534)	—
Total Net Assets	$542,155,649	$1,253,682,882	$1,267,238,692	$582,079,432
Class A Share Capital	$462,144,709	$1,168,608,825	$1,207,559,771	$559,658,317
Shares of beneficial interest outstanding (Class A)	43,195,886	107,861,283	111,860,838	52,053,784
Net asset value per share	$10.70	$10.83	$10.80	$10.75
Maximum public offering price	$11.32	$11.46	$11.43	$11.38
Institutional Class Share Capital	$80,010,940	$85,074,057	$59,678,921	$22,421,115
Shares of beneficial interest outstanding (Institutional Class)	7,421,910	7,792,909	5,516,637	2,080,335
Net asset value per share	$10.78	$10.92	$10.82	$10.78

(a) Includes foreign currency holdings of $3 (cost $3).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$116,472,100	$186,060,645	$286,587,951	$307,733,227	$110,841,980	$677,724,788	$656,214,574
120,908,607	211,331,412	283,855,523	388,866,493	117,062,211	753,510,577	645,309,265
11,198,490	12,183,249	5,560,875	8,790,050	1,504,980	35,829,950	—
132,107,097	223,514,661	289,416,398	397,656,543	118,567,191	789,340,527	645,309,265
3,145,304	1,502,568	3,139,322	2,635,155	764,253	1,765,009	11,037,061(b)
17,225	70,792	70,430	126,385	63,278	150,023	3,032,711
11,790	13,554	13,951	14,513	11,903	17,503	6,732
1,981,895	42,081	11,256,689	4,511,536	839,492	—	2,815,101
7,748	48,715	23,083	194,917	58,166	126,855	90,280
—	—	—	—	—	—	219,554
—	—	—	—	—	—	38,203
137,271,059	225,192,371	303,919,873	405,139,049	120,304,283	791,399,917	662,548,907

26,634	55,371	114,228	102,572	27,640	204,998	232,780
1,537,745	—	10,492,832	5,073,089	548,113	—	3,427,744
11,198,490	12,183,249	5,560,875	8,790,050	1,504,980	35,829,950	—
350	88,232	248,760	169,559	1,555	377,585	398,373
—	—	—	—	—	—	153,362
—	—	634,280	—	—	—	8,716
102,047	157,211	254,423	227,735	82,313	599,189	504,784
—	—	—	—	—	—	—
12,865,266	12,484,063	17,305,398	14,363,005	2,164,601	37,011,722	4,725,759

115,084,079	173,322,800	320,500,532	298,331,067	110,819,592	811,778,284	800,536,428
(15,220)	44,202	(67,634)	(44,303)	542,505	(132,044)	5,378,677
(6,298,063)	1,887,290	(37,728,314)	2,565,964	(947,626)	(168,873,784)	(137,218,292)

15,634,997	37,454,016	2,828,447	89,923,316	7,725,211	111,615,739	(10,905,309)
—	—	—	—	—	—	—
—	—	1,081,444	—	—	—	(4,821)
—	—	—	—	—	—	66,192
—	—	—	—	—	—	(29,727)
$124,405,793	$212,708,308	$286,614,475	$390,776,044	$118,139,682	$754,388,195	$657,823,148
$19,976,679	$69,292,565	$226,331,425	$238,024,156	$17,772,100	$538,746,300	$179,871,032
1,704,733	4,788,986	16,949,365	13,470,104	1,538,572	37,680,655	21,663,630
$11.72	$14.47	$13.35	$17.67	$11.55	$14.30	$8.30
$12.40	$15.31	$14.13	$18.70	$12.22	$15.13	$8.78
$104,429,114	$143,415,743	$60,283,050	$152,751,888	$100,367,582	$215,641,895	$477,952,116
8,710,062	9,440,078	4,029,775	7,711,675	8,652,795	13,977,970	57,300,915
$11.99	$15.19	$14.96	$19.81	$11.60	$15.43	$8.34

(b) Includes foreign currency holdings of $160,387 (cost $159,758).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of October 31, 2011	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Balanced Fund
Assets
Investments at cost	$307,917,690	$502,610,890	$1,469,561,516	$206,296,555
Investments in securities at value	320,286,257	517,465,021	1,570,154,501	207,007,927
Investments in affiliates at value	—	11,556,500	6,767,600	5,334,856
Investments at Value	320,286,257	529,021,521	1,576,922,101	212,342,783
Cash	—	2,897,267	3,214,148	1,497,532
Dividends and interest receivable	177,525	729,585	1,681,862	502,679
Prepaid expenses	14,161	14,233	24,072	17,861
Receivable for investments sold	50,359,460	4,255,371	117,938,453	3,507,026
Receivable for fund shares sold	19,807	110,693	110,772	15,914
Swap agreements, at value	—	—	—	56,488
Receivable for variation margin	—	—	—	43,125
Total Assets	370,857,210	537,028,670	1,699,891,408	217,983,408
Liabilities
Distributions payable	—	—	—	—
Accrued expenses	94,958	117,287	644,765	85,066
Other liabilities	934,772	—	—	—
Payable for investments purchased	47,503,534	4,288,583	120,871,144	20,108,475
Payable upon return of collateral for securities loaned	—	11,556,500	6,767,600	3,606,713
Payable for fund shares redeemed	84,858	214,040	6,595,549	150,906
Open options written, at value	—	—	22,300	—
Payable for variation margin	—	—	42,562	144,078
Payable to affiliate	223,210	268,567	1,206,933	142,990
Mortgage dollar roll deferred revenue	—	—	—	25,549
Total Liabilities	48,841,332	16,444,977	136,150,853	24,263,777
Net Assets
Capital stock (beneficial interest)	406,421,864	574,007,958	1,466,494,426	183,032,442
Accumulated undistributed net investment income/(loss)	(45,123)	6,757,974	7,816,114	(6,748)
Accumulated undistributed net realized gain/(loss)	(96,729,430)	(86,592,870)	(18,020,979)	4,378,177
Net unrealized appreciation/(depreciation) on:
Investments	12,368,567	26,410,631	107,360,585	5,718,085
Affiliated investments	—	—	—	328,143
Written option contracts	—	—	18,000	—
Futures contracts	—	—	72,409	183,845
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	85,687
Total Net Assets	$322,015,878	$520,583,693	$1,563,740,555	$193,719,631
Class A Share Capital	$117,669,519	$164,537,752	$1,393,492,775	$140,986,989
Shares of beneficial interest outstanding (Class A)	23,933,689	12,719,395	65,430,159	11,644,346
Net asset value per share	$4.92	$12.94	$21.30	$12.11
Maximum public offering price	$5.21	$13.69	$22.54	$12.81

Institutional Class Share Capital	$204,346,359	$356,045,941	$170,247,780	$52,732,642
Shares of beneficial interest outstanding (Institutional Class)	38,736,197	27,309,178	7,926,853	4,361,779
Net asset value per share	$5.28	$13.04	$21.48	$12.09

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$751,267,641	$1,343,734,970	$822,681,240	$348,535,778	$101,809,288	$978,298,011	$599,628,720
684,695,067	1,422,638,648	822,753,590	340,135,852	107,079,907	940,988,944	599,628,720
64,933,950	—	16,998,848	12,489,184	—	35,724,840	—
749,629,017	1,422,638,648	839,752,438	352,625,036	107,079,907	976,713,784	599,628,720
236,555	527,621	753,679	432,150	458,242	392,547	2,692
14,071,075	20,847,983	9,309,190	2,001,270	655,267	3,941,143	274,919
15,853	24,562	15,012	15,012	5,340	27,297	20,999
8,610,033	4,596,937	12,690,182	2,329,423	—	8,435,726	—
356,446	887,919	158,444	184,839	41,130	1,646,863	2,554,180
—	—	324,921	451,907	—	489,566	—
37,050	—	798,046	172,500	—	21,562	—
772,956,029	1,449,523,670	863,801,912	358,212,137	108,239,886	991,668,488	602,481,510

1,132,406	764,905	228,172	67,701	1,252	17,968	—
133,711	252,921	132,602	103,927	14,921	109,209	105,382
—	—	—	—	—	—	—
17,459,874	21,186,464	46,852,226	64,584,633	6,273,594	35,181,973	—
64,933,950	—	16,053,730	—	—	25,117,922	—
240,054	368,373	108,148	130,879	19,927	621,351	2,884,282
—	—	—	—	—	—	—
—	—	996,955	300,234	—	812,114	—
362,270	844,408	360,814	180,883	43,723	309,908	44,577
—	—	42,912	106,135	11,251	39,947	—
84,262,265	23,417,071	64,775,559	65,474,392	6,364,668	62,210,392	3,034,241

768,224,583	1,348,122,568	818,082,490	304,396,722	94,168,431	935,972,429	599,447,269
(216,746)	(62,577)	(11,177)	(30,817)	35,528	(292,465)	—
(77,701,410)	(857,070)	(36,582,232)	(16,610,261)	2,400,640	(5,401,049)	—

(1,638,624)	78,903,678	16,842,928	1,400,074	5,270,619	(3,891,145)	—
—	—	228,270	2,689,184	—	2,306,918	—
—	—	—	—	—	—	—
25,961	—	561,020	207,358	—	20,800	—
—	—	(64)	—	—	—	—
—	—	(94,882)	685,485	—	742,608	—
$688,693,764	$1,426,106,599	$799,026,353	$292,737,745	$101,875,218	$929,458,096	$599,447,269
$445,267,651	$1,339,612,174	$397,944,025	$236,250,627	$7,300,696	$344,802,184	$587,884,921
94,454,795	118,560,661	45,388,954	23,184,144	682,948	27,794,857	587,884,921
$4.71	$11.30	$8.77	$10.19	$10.69	$12.41	$1.00
$4.93	$11.83	$9.18	$10.67	$10.91	$12.41	$1.00

$243,426,113	$86,494,425	$401,082,328	$56,487,118	$94,574,522	$584,655,912	$11,562,348
51,614,934	7,655,279	45,785,689	5,541,832	8,845,315	47,139,794	11,562,348
$4.72	$11.30	$8.76	$10.19	$10.69	$12.40	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2011	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$2,042,987	$3,774,258	$2,861,350	$957,476
Taxable interest	812,698	4,071,541	6,193,077	3,641,859
Income from mortgage dollar rolls	44,290	218,811	200,299	169,049
Income from securities loaned	—	—	—	—
Income from affiliated investments	4,865,151	19,002,774	24,374,859	11,703,784
Foreign tax withholding	(37,071)	(59,450)	(42,120)	(8,998)
Total Investment Income	7,728,055	27,007,934	33,587,465	16,463,170
Expenses
Adviser fees	1,896,869	3,632,672	3,279,464	1,528,733
Sub-Adviser fees	—	—	—	—
Administrative service fees	180,559	322,573	321,862	182,815
Audit and legal fees	26,359	36,223	36,289	26,613
Custody fees	80,751	88,184	85,183	51,623
Distribution expenses Class A	1,183,719	2,941,625	3,004,256	1,355,430
Insurance expenses	6,610	10,918	10,776	6,533
Printing and postage expenses Class A	301,920	554,506	425,035	168,977
Printing and postage expenses Institutional Class	528	494	529	405
SEC and state registration expenses	29,664	53,716	63,399	42,881
Transfer agent fees Class A	793,666	1,465,406	1,107,534	426,779
Transfer agent fees Institutional Class	392	449	587	564
Trustees’ fees	9,645	14,994	13,768	8,775
Other expenses	21,950	23,363	23,408	16,215
Total Expenses Before Reimbursement	4,532,632	9,145,123	8,372,090	3,816,343
Less:
Reimbursement from adviser	(648,629)	(640,749)	(438,895)	(264,610)
Custody earnings credit	(365)	(312)	(281)	(154)
Total Net Expenses	3,883,638	8,504,062	7,932,914	3,551,579

Net Investment Income/(Loss)	3,844,417	18,503,872	25,654,551	12,911,591
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	7,852,291	13,855,800	10,591,673	5,432,425
Affiliated investments	(1,339,026)	(2,584,084)	(1,164,146)	(2,258,252)
Distributions of realized capital gains from affiliated investments	88,707	196,531	152,834	87,658
Futures contracts	1,928,188	(2,915,111)	(1,521,213)	(1,413,316)
Foreign currency transactions	(26,511)	(45,594)	(31,845)	(440)
Swap agreements	130,243	816,285	816,285	378,611
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,018,558)	(8,724,489)	(7,478,671)	(4,265,671)
Affiliated investments	8,362,457	10,399,040	3,133,413	181,589
Futures contracts	2,876,231	5,161,549	5,940,289	1,839,020
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(448)	(787)	(534)	—
Net Realized and Unrealized Gains/(Losses)	15,853,574	16,159,140	10,438,085	(18,376)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$19,697,991	$34,663,012	$36,092,636	$12,893,215

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$407,339	$3,853,529	$2,134,265	$2,954,684	$2,095,047	$8,543,874	$9,269,660
3,379	4,111	25,926	23,456	2,835	37,483	1,723,605
—	—	—	—	—	—	—
79,373	23,086	66,649	29,877	11,967	74,744	—
—	—	—	—	—	—	—
—	(2,904)	—	(2,847)	—	(3,648)	(767,045)
490,091	3,877,822	2,226,840	3,005,170	2,109,849	8,652,453	10,226,220

352,910	230,434	2,165,681	1,623,006	336,447	5,495,111	1,316,898
819,651	1,382,602	—	—	592,047	—	1,561,205
96,057	116,087	133,559	152,743	94,760	236,004	134,779
20,395	22,195	23,310	24,563	20,509	30,513	30,622
39,065	15,802	21,933	19,550	25,585	26,163	256,364
51,559	187,752	631,268	635,409	46,022	1,496,337	141,207
4,020	4,658	5,228	5,786	3,951	8,574	4,854
9,641	64,512	230,673	236,780	9,093	327,333	50,982
561	15,520	851	16,624	957	3,574	2,601
17,080	17,736	19,277	22,012	17,116	25,308	28,959
33,243	207,858	684,159	705,069	43,067	1,103,052	133,433
276	74,764	1,877	85,103	2,624	11,563	2,779
8,178	11,340	13,824	16,970	7,982	29,739	9,492
11,150	11,130	11,266	11,567	10,002	13,580	64,453
1,463,786	2,362,390	3,942,906	3,555,182	1,210,162	8,806,851	3,738,628

(7,102)	—	—	—	(32,825)	—	(327,206)
(1,175)	(217)	(132)	(149)	(619)	(70)	(3,015)
1,455,509	2,362,173	3,942,774	3,555,033	1,176,718	8,806,781	3,408,407

(965,418)	1,515,649	(1,715,934)	(549,863)	933,131	(154,328)	6,817,813

20,963,346	2,706,803	46,397,557	7,282,668	14,017,044	63,409,154	12,122,122
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	433,805	—	—	—	(430,342)
—	(63)	(9,489)	—	—	—	(939,876)
—	—	—	—	—	—	(1,118)

(10,113,995)	11,809,912	(23,533,273)	20,162,608	(10,124,703)	(10,647,308)	(24,552,468)
—	—	—	—	—	—	—
—	—	659,936	—	—	—	(145,051)
—	—	—	—	—	—	147,765
—	—	—	—	—	—	(59,530)
10,849,351	14,516,652	23,948,536	27,445,276	3,892,341	52,761,846	(13,858,498)

$9,883,933	$16,032,301	$22,232,602	$26,895,413	$4,825,472	$52,607,518	$(7,040,685)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the year ended October 31, 2011	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Balanced Fund
Investment Income
Dividends	$3,269,486	$12,392,711	$29,032,774	$2,056,835
Taxable interest	7,214	11,977	66,564	2,215,598
Tax-Exempt interest	—	—	—	—
Income from mortgage dollar rolls	—	—	—	485,716
Income from securities loaned	14,159	14,209	123,413	9,403
Income from affiliated investments	—	—	—	137,814
Foreign tax withholding	(60,983)	(79,810)	(417,752)	(9,409)
Total Investment Income	3,229,876	12,339,087	28,804,999	4,895,957
Expenses
Adviser fees	2,497,784	2,435,687	9,759,683	1,135,213
Administrative service fees	136,607	178,253	415,387	111,281
Amortization of offering costs	—	—	—	—
Audit and legal fees	23,515	26,306	44,511	21,766
Custody fees	39,163	21,688	66,269	23,242
Distribution expenses Class A	310,935	449,542	3,855,674	374,990
Insurance expenses	5,231	6,554	13,989	4,443
Printing and postage expenses Class A	120,160	107,378	956,394	77,792
Printing and postage expenses Institutional Class	1,166	11,230	1,132	455
SEC and state registration expenses	19,076	22,567	38,026	12,400
Transfer agent fees Class A	485,429	439,144	2,943,004	265,980
Transfer agent fees Institutional Class	2,239	51,823	1,959	504
Trustees’ fees	14,321	20,849	57,091	10,297
Other expenses	11,466	12,075	19,791	19,101
Total Expenses Before Reimbursement	3,667,092	3,783,096	18,172,910	2,057,464
Less:
Reimbursement from adviser	(449,834)	—	—	(6,817)
Custody earnings credit	(191)	(166)	(301)	(540)
Total Net Expenses	3,217,067	3,782,930	18,172,609	2,050,107

Net Investment Income/(Loss)	12,809	8,556,157	10,632,390	2,845,850
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	30,592,401	42,679,438	128,916,298	16,786,175
Affiliated investments	—	—	—	—
Written option contracts	129,343	—	(391,552)	—
Futures contracts	—	—	3,833,059	86,252
Foreign currency transactions	—	—	—	(18,418)
Swap agreements	—	—	—	(111,119)
Change in net unrealized appreciation/(depreciation) on:
Investments	(21,300,823)	(31,565,657)	(91,572,919)	(9,075,164)
Affiliated investments	—	—	—	(51,259)
Written option contracts	(4,833)	—	12,062	—
Futures contracts	—	—	(1,248,982)	190,024
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	115,366
Net Realized and Unrealized Gains/(Losses)	9,416,088	11,113,781	39,547,966	7,921,857

Net Increase/(Decrease) in Net Assets Resulting From Operations	$9,428,897	$19,669,938	$50,180,356	$10,767,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$669,355	$—	$287,846	$38,370	$—	$166,308	$58,161
56,869,864	327,718	38,258,593	10,142,358	2,629,920	23,227,439	1,850,450
—	68,945,499	—	—	—	—	—
—	—	1,094,439	1,907,951	191,913	537,486	—
235,474	—	16,601	—	—	19,995	—
—	—	710,201	995,972	—	849,734	—
—	—	—	—	—	—	—
57,774,693	69,273,217	40,367,680	13,084,651	2,821,833	24,800,962	1,908,611

2,695,261	5,649,101	2,663,573	1,311,906	409,188	2,553,990	3,103,754
209,729	349,948	226,220	128,307	90,459	246,654	200,188
—	—	—	—	12,287	—	—
29,195	40,852	30,272	23,090	21,112	30,796	29,003
24,348	32,697	34,445	19,186	8,313	34,501	27,290
1,120,477	3,275,381	993,744	593,586	6,531	397,059	797,558
7,350	11,177	7,731	4,898	3,745	8,327	7,069
177,330	249,279	145,638	85,809	3,308	117,798	471,033
12,348	7,730	1,848	896	680	17,815	774
35,145	51,432	32,425	22,439	24,967	68,016	92,631
517,034	570,059	443,155	321,658	12,513	356,714	1,209,222
60,819	34,660	2,310	1,718	551	80,994	1,857
25,817	48,152	28,403	12,638	5,416	31,635	35,720
23,324	69,366	36,410	20,221	11,238	26,752	14,681
4,938,177	10,389,834	4,646,174	2,546,352	610,308	3,971,051	5,990,780

—	—	(35,615)	(248,187)	(4,410)	(41,838)	(4,062,717)
(170)	(26)	(149)	(291)	(724)	(179)	(39)
4,938,007	10,389,808	4,610,410	2,297,874	605,174	3,929,034	1,928,024

52,836,686	58,883,409	35,757,270	10,786,777	2,216,659	20,871,928	(19,413)

25,871,040	(460,915)	21,058,350	6,548,527	2,403,260	8,485,684	19,413
—	—	3,386,848	—	—	—	—
—	—	—	—	4,062	—	—
(49,214)	—	(4,591,190)	(2,261,140)	—	(9,331,655)	—
(151,200)	—	(2,721)	—	—	—	—
124,713	—	(957,049)	(869,455)	—	(988,782)	—

(46,805,703)	(14,792,119)	(20,936,165)	(2,616,576)	(469,509)	(13,506,343)	—
—	—	(3,432,090)	(370,442)	—	(314,612)	—
—	—	—	—	3,094	—	—
25,961	—	2,403,382	937,696	—	2,402,454	—
—	—	(64)	—	—	—	—
—	—	146,210	921,668	—	999,826	—
(20,984,403)	(15,253,034)	(2,924,489)	2,290,278	1,940,907	(12,253,428)	19,413

$31,852,283	$43,630,375	$32,832,781	$13,077,055	$4,157,566	$8,618,500	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Operations
Net investment income/(loss)	$3,844,417	$2,939,392	$18,503,872	$17,493,930
Net realized gains/(losses)	8,633,892	3,039,244	9,323,827	7,183,776
Change in net unrealized appreciation/(depreciation)	7,219,682	71,608,074	6,835,313	141,020,981
Net Change in Net Assets Resulting From Operations	19,697,991	77,586,710	34,663,012	165,698,687
Distributions to Shareholders
From net investment income Class A	(2,192,280)	(2,664,479)	(15,308,506)	(14,861,791)
From net investment income Institutional Class	(604,063)	(658,060)	(1,376,000)	(1,318,354)
Total From Net Investment Income	(2,796,343)	(3,322,539)	(16,684,506)	(16,180,145)
Total Distributions to Shareholders	(2,796,343)	(3,322,539)	(16,684,506)	(16,180,145)
Capital Stock Transactions
Class A
Sold	72,979,932	68,966,735	191,221,945	165,343,830
Distributions reinvested	2,185,958	2,656,356	15,263,771	14,802,004
Redeemed	(62,704,921)	(53,896,599)	(139,703,885)	(137,940,860)
Total Class A Capital Stock Transactions	12,460,969	17,726,492	66,781,831	42,204,974
Institutional Class
Sold	21,133,637	14,716,084	17,258,665	13,566,962
Distributions reinvested	604,063	657,354	1,373,640	1,316,075
Redeemed	(18,139,215)	(15,622,819)	(14,480,535)	(14,882,728)
Total Institutional Class Capital Stock Transactions	3,598,485	(249,381)	4,151,770	309
Capital Stock Transactions	16,059,454	17,477,111	70,933,601	42,205,283

Net Increase/(Decrease) in Net Assets	32,961,102	91,741,282	88,912,107	191,723,825
Net Assets, Beginning of Period	509,194,547	417,453,265	1,164,770,775	973,046,950
Net Assets, End of Period	$542,155,649	$509,194,547	$1,253,682,882	$1,164,770,775
Accumulated Undistributed Net Investment Income/(Loss)	$1,024,456	$67,966	$10,247,581	$8,928,662

Capital Stock Share Transactions

Class A shares
Sold	6,576,113	7,178,016	17,106,063	16,664,078
Distributions reinvested	197,830	280,206	1,377,675	1,521,276
Redeemed	(5,649,501)	(5,618,283)	(12,574,154)	(13,921,180)
Total Class A shares	1,124,442	1,839,939	5,909,584	4,264,174

Institutional Class shares
Sold	1,914,739	1,521,617	1,554,504	1,367,382
Distributions reinvested	54,420	69,050	123,529	134,706
Redeemed	(1,614,642)	(1,616,293)	(1,301,965)	(1,491,806)
Total Institutional Class shares	354,517	(25,626)	376,068	10,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010

$25,654,551	$24,486,316	$12,911,591	$12,163,239	$(965,418)	$(751,652)	$1,515,649	$1,111,240
8,843,588	10,148,826	2,226,686	4,024,183	20,963,346	9,387,923	2,706,740	5,713,394
1,594,497	116,495,752	(2,245,062)	38,705,916	(10,113,995)	17,796,518	11,809,912	34,309,656
36,092,636	151,130,894	12,893,215	54,893,338	9,883,933	26,432,789	16,032,301	41,134,290

(23,758,811)	(22,341,325)	(12,198,274)	(11,249,131)	–	–	(460,512)	(156,873)
(1,328,738)	(1,114,227)	(564,122)	(496,610)	–	–	(1,636,460)	(1,044,089)
(25,087,549)	(23,455,552)	(12,762,396)	(11,745,741)	–	–	(2,096,972)	(1,200,962)
(25,087,549)	(23,455,552)	(12,762,396)	(11,745,741)	–	–	(2,096,972)	(1,200,962)

216,818,090	195,649,684	131,811,352	130,576,281	4,189,096	1,567,361	8,129,748	11,027,094
23,524,722	22,112,999	12,059,387	11,125,731	–	–	455,500	155,336
(162,036,497)	(144,709,833)	(88,008,474)	(72,393,697)	(2,873,078)	(1,005,627)	(15,114,533)	(11,164,110)
78,306,315	73,052,850	55,862,265	69,308,315	1,316,018	561,734	(6,529,285)	18,320

19,051,720	13,779,414	8,556,023	11,937,321	157,714	2,170,767	23,113,533	35,643,617
1,315,981	1,105,761	560,593	478,689	–	–	1,636,460	1,044,089
(11,598,838)	(8,171,642)	(8,385,190)	(6,247,625)	(105,696)	(1,553,161)	(51,890,518)	(22,438,898)
8,768,863	6,713,533	731,426	6,168,385	52,018	617,606	(27,140,525)	14,248,808
87,075,178	79,766,383	56,593,691	75,476,700	1,368,036	1,179,340	(33,669,810)	14,267,128

98,080,265	207,441,725	56,724,510	118,624,297	11,251,969	27,612,129	(19,734,481)	54,200,456
1,169,158,427	961,716,702	525,354,922	406,730,625	113,153,824	85,541,695	232,442,789	178,242,333
$1,267,238,692	$1,169,158,427	$582,079,432	$525,354,922	$124,405,793	$113,153,824	$212,708,308	$232,442,789
$1,286,371	$1,220,033	$770,688	$788,101	$(15,220)	$(11,240)	$44,202	$642,456

19,555,874	19,400,212	12,034,613	12,749,658	336,293	156,451	541,306	840,392
2,162,972	2,210,464	1,113,915	1,092,199	–	–	29,752	12,358
(14,682,271)	(14,385,892)	(8,049,776)	(7,075,922)	(230,042)	(101,618)	(1,006,570)	(870,513)
7,036,575	7,224,784	5,098,752	6,765,935	106,251	54,833	(435,512)	(17,763)

1,723,560	1,364,566	781,661	1,163,646	12,216	231,340	1,473,068	2,651,175
120,804	110,301	51,693	46,876	–	–	102,279	79,580
(1,052,198)	(809,707)	(769,403)	(606,648)	(9,118)	(157,526)	(3,304,858)	(1,658,262)
792,166	665,160	63,951	603,874	3,098	73,814	(1,729,511)	1,072,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Operations
Net investment income/(loss)	$(1,715,934)	$(1,431,307)	$(549,863)	$(941,923)
Net realized gains/(losses)	46,821,873	58,406,065	7,282,668	23,770,581
Change in net unrealized appreciation/(depreciation)	(22,873,337)	3,389,604	20,162,608	63,423,523
Net Change in Net Assets Resulting From Operations	22,232,602	60,364,362	26,895,413	86,252,181
Distributions to Shareholders
From net investment income Class A	–	–	–	–
From net investment income Institutional Class	–	–	–	–
Total From Net Investment Income	–	–	–	–
Total Distributions to Shareholders	–	–	–	–
Capital Stock Transactions
Class A
Sold	10,133,524	9,156,418	16,969,696	15,244,965
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	6	–
Redeemed	(39,659,221)	(38,192,640)	(36,287,847)	(30,167,334)
Total Class A Capital Stock Transactions	(29,525,697)	(29,036,222)	(19,318,145)	(14,922,369)
Institutional Class
Sold	549,852	5,881,036	32,340,395	40,515,809
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	(14,383,661)	(9,431,539)	(38,374,110)	(14,387,712)
Total Institutional Class Capital Stock Transactions	(13,833,809)	(3,550,503)	(6,033,715)	26,128,097
Capital Stock Transactions	(43,359,506)	(32,586,725)	(25,351,860)	11,205,728

Net Increase/(Decrease) in Net Assets	(21,126,904)	27,777,637	1,543,553	97,457,909
Net Assets, Beginning of Period	307,741,379	279,963,742	389,232,491	291,774,582
Net Assets, End of Period	$286,614,475	$307,741,379	$390,776,044	$389,232,491
Accumulated Undistributed Net Investment Income/(Loss)	$(67,634)	$(67,688)	$(44,303)	$(41,895)

Capital Stock Share Transactions

Class A shares
Sold	717,941	790,845	932,901	1,031,581
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	(2,801,742)	(3,317,946)	(2,003,953)	(2,044,697)
Total Class A shares	(2,083,801)	(2,527,101)	(1,071,052)	(1,013,116)

Institutional Class shares
Sold	42,060	468,154	1,612,274	2,484,591
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	(916,311)	(743,301)	(1,864,757)	(867,026)
Total Institutional Class shares	(874,251)	(275,147)	(252,483)	1,617,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Partner Mid Cap Value Fund		Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Large Cap Growth Fund
10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010

$933,131	$960,033	$(154,328)	$1,233,618	$6,817,813	$3,558,015	$12,809	$(17,614)
14,017,044	10,280,114	63,409,154	45,868,961	10,750,786	3,375,992	30,721,744	6,433,282
(10,124,703)	13,485,838	(10,647,308)	117,529,372	(24,609,284)	23,532,822	(21,305,656)	31,951,425
4,825,472	24,725,985	52,607,518	164,631,951	(7,040,685)	30,466,829	9,428,897	38,367,093

(61,484)	(102,980)	–	–	(427,163)	(393,632)	–	(304,669)
(649,610)	(837,433)	(701,194)	(766,405)	(3,182,677)	(2,098,535)	–	(895,056)
(711,094)	(940,413)	(701,194)	(766,405)	(3,609,840)	(2,492,167)	–	(1,199,725)
(711,094)	(940,413)	(701,194)	(766,405)	(3,609,840)	(2,492,167)	–	(1,199,725)

2,949,752	2,100,222	20,133,595	18,961,193	10,960,979	8,289,252	14,799,227	9,355,578
–	–	–	–	139,748,822	–	–	–
60,710	102,004	–	–	423,858	392,530	8	300,544
(2,342,670)	(2,198,681)	(90,080,115)	(82,352,010)	(6,244,494)	(2,989,721)	(21,654,591)	(21,522,276)
667,792	3,545	(69,946,520)	(63,390,817)	144,889,165	5,692,061	(6,855,356)	(11,866,154)

1,494,093	3,338,732	10,124,335	19,899,352	27,438,370	77,410,248	3,338,841	11,510,965
–	–	–	–	244,906,000	–	–	–
649,610	837,432	697,344	763,555	3,178,915	2,098,535	–	885,312
(9,563,591)	(1,489,047)	(26,104,038)	(56,952,622)	(6,484,240)	(3,081,557)	(5,186,236)	(8,747,119)
(7,419,888)	2,687,117	(15,282,359)	(36,289,715)	269,039,045	76,427,226	(1,847,395)	3,649,158
(6,752,096)	2,690,662	(85,228,879)	(99,680,532)	413,928,210	82,119,287	(8,702,751)	(8,216,996)

(2,637,718)	26,476,234	(33,322,555)	64,185,014	403,277,685	110,093,949	726,146	28,950,372
120,777,400	94,301,166	787,710,750	723,525,736	254,545,463	144,451,514	321,289,732	292,339,360
$118,139,682	$120,777,400	$754,388,195	$787,710,750	$657,823,148	$254,545,463	$322,015,878	$321,289,732
$542,505	$394,071	$(132,044)	$568,402	$5,378,677	$3,016,613	$(45,123)	$(57,932)

242,135	203,958	1,334,701	1,537,346	1,242,781	1,032,950	2,915,107	2,037,183
–	–	–	–	17,097,278	–	–	–
4,993	10,262	–	–	47,518	49,005	2	64,216
(191,822)	(216,162)	(5,998,350)	(6,706,663)	(736,865)	(381,116)	(4,273,848)	(4,705,429)
55,306	(1,942)	(4,663,649)	(5,169,317)	17,650,712	700,839	(1,358,739)	(2,604,030)

122,097	338,044	638,012	1,515,029	3,016,555	9,548,496	676,635	2,403,604
–	–	–	–	29,836,547	–	–	–
53,378	84,164	43,126	58,780	355,549	261,663	–	177,417
(803,760)	(146,577)	(1,612,954)	(4,249,364)	(735,786)	(387,416)	(941,925)	(1,775,733)
(628,285)	275,631	(931,816)	(2,675,555)	32,472,865	9,422,743	(265,290)	805,288

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Large Cap Value Fund		Large Cap Stock Fund
For the periods ended	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Operations
Net investment income/(loss)	$8,556,157	$6,152,727	$10,632,390	$5,991,962
Net realized gains/(losses)	42,679,438	8,640,628	132,357,805	172,352,474
Change in net unrealized appreciation/(depreciation)	(31,565,657)	34,965,078	(92,809,839)	9,514,454
Net Change in Net Assets Resulting From Operations	19,669,938	49,758,433	50,180,356	187,858,890
Distributions to Shareholders
From net investment income Class A	(1,579,142)	(2,200,300)	(5,246,492)	(8,586,854)
From net investment income Institutional Class	(4,934,596)	(5,142,330)	(1,549,194)	(1,920,348)
Total From Net Investment Income	(6,513,738)	(7,342,630)	(6,795,686)	(10,507,202)
From net realized gains Class A	–	–	–	–
From net realized gains Institutinal Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(6,513,738)	(7,342,630)	(6,795,686)	(10,507,202)
Capital Stock Transactions
Class A
Sold	12,881,324	8,383,073	40,472,102	39,718,700
Distributions reinvested	1,534,657	2,141,468	5,160,525	8,449,428
Redeemed	(31,046,601)	(29,955,576)	(241,048,632)	(237,448,708)
Total Class A Capital Stock Transactions	(16,630,620)	(19,431,035)	(195,416,005)	(189,280,580)
Institutional Class
Sold	40,269,765	49,320,502	3,428,263	8,056,429
Distributions reinvested	4,917,644	5,122,221	1,540,355	1,902,767
Redeemed	(28,246,884)	(23,426,472)	(14,984,926)	(25,787,956)
Total Institutional Class Capital Stock Transactions	16,940,525	31,016,251	(10,016,308)	(15,828,760)
Capital Stock Transactions	309,905	11,585,216	(205,432,313)	(205,109,340)

Net Increase/(Decrease) in Net Assets	13,466,105	54,001,019	(162,047,643)	(27,757,652)
Net Assets, Beginning of Period	507,117,588	453,116,569	1,725,788,198	1,753,545,850
Net Assets, End of Period	$520,583,693	$507,117,588	$1,563,740,555	$1,725,788,198
Accumulated Undistributed Net Investment Income/(Loss)	$6,757,974	$4,734,847	$7,816,114	$4,018,330

Capital Stock Share Transactions

Class A shares
Sold	950,048	680,489	1,825,037	1,969,018
Distributions reinvested	113,342	174,245	232,142	413,575
Redeemed	(2,299,498)	(2,452,840)	(10,868,388)	(11,841,571)
Total Class A shares	(1,236,108)	(1,598,106)	(8,811,209)	(9,458,978)

Institutional Class shares
Sold	3,005,622	4,053,795	156,349	397,809
Distributions reinvested	362,124	415,428	69,012	92,773
Redeemed	(2,116,224)	(1,911,313)	(680,359)	(1,267,635)
Total Institutional Class shares	1,251,522	2,557,910	(454,998)	(777,053)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Balanced Fund		High Yield Fund		Municipal Bond Fund		Income Fund
10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010

$2,845,850	$2,937,865	$52,836,686	$55,100,521	$58,883,409	$59,159,650	$35,757,270	$37,575,328
16,742,890	18,503,265	25,795,339	14,431,747	(460,915)	2,872,931	18,894,238	23,166,588
(8,821,033)	8,982,829	(46,779,742)	43,106,825	(14,792,119)	31,407,282	(21,818,727)	36,943,241
10,767,707	30,423,959	31,852,283	112,639,093	43,630,375	93,439,863	32,832,781	97,685,157

(1,841,354)	(1,958,480)	(33,268,039)	(33,273,825)	(55,185,971)	(55,045,777)	(17,401,619)	(18,193,417)
(962,616)	(1,024,330)	(19,523,402)	(21,666,076)	(4,017,796)	(3,948,211)	(18,309,267)	(19,240,510)
(2,803,970)	(2,982,810)	(52,791,441)	(54,939,901)	(59,203,767)	(58,993,988)	(35,710,886)	(37,433,927)
–	–	–	–	(2,455,320)	–	–	–
–	–	–	–	(169,100)	–	–	–
–	–	–	–	(2,624,420)	–	–	–
(2,803,970)	(2,982,810)	(52,791,441)	(54,939,901)	(61,828,187)	(58,993,988)	(35,710,886)	(37,433,927)

6,990,434	6,696,437	45,990,851	40,783,677	107,696,648	181,804,086	35,013,016	38,171,486
1,794,656	1,911,371	23,674,359	23,784,653	48,031,722	45,483,356	14,639,654	15,218,289
(22,410,197)	(23,716,521)	(58,752,341)	(56,061,970)	(183,703,992)	(121,553,891)	(55,211,906)	(44,769,056)
(13,625,107)	(15,108,713)	10,912,869	8,506,360	(27,975,622)	105,733,551	(5,559,236)	8,620,719

751,956	248,009	46,710,070	50,531,882	31,844,349	35,288,186	33,301,247	36,082,588
960,765	1,022,560	13,717,817	14,942,393	3,815,536	3,469,716	18,023,904	18,911,875
(7,766,371)	(6,426,134)	(64,343,015)	(63,671,516)	(43,170,718)	(32,082,870)	(19,683,227)	(97,013,694)
(6,053,650)	(5,155,565)	(3,915,128)	1,802,759	(7,510,833)	6,675,032	31,641,924	(42,019,231)
(19,678,757)	(20,264,278)	6,997,741	10,309,119	(35,486,455)	112,408,583	26,082,688	(33,398,512)

(11,715,020)	7,176,871	(13,941,417)	68,008,311	(53,684,267)	146,854,458	23,204,583	26,852,718
205,434,651	198,257,780	702,635,181	634,626,870	1,479,790,866	1,332,936,408	775,821,770	748,969,052
$193,719,631	$205,434,651	$688,693,764	$702,635,181	$1,426,106,599	$1,479,790,866	$799,026,353	$775,821,770
$(6,748)	$59,336	$(216,746)	$80,827	$(62,577)	$258,821	$(11,177)	$270,554

561,207	607,091	9,538,503	8,822,895	9,743,582	16,119,728	4,010,830	4,524,071
146,440	173,560	4,916,656	5,142,971	4,360,334	4,029,396	1,675,223	1,805,875
(1,811,312)	(2,154,582)	(12,170,187)	(12,141,884)	(16,755,034)	(10,775,955)	(6,333,359)	(5,332,228)
(1,103,665)	(1,373,931)	2,284,972	1,823,982	(2,651,118)	9,373,169	(647,306)	997,718

59,780	22,431	9,649,659	10,940,006	2,902,159	3,128,098	3,814,841	4,316,224
78,556	93,064	2,850,368	3,229,004	346,539	307,330	2,064,056	2,249,624
(628,129)	(584,946)	(13,219,326)	(13,482,687)	(3,935,093)	(2,848,410)	(2,258,819)	(11,598,312)
(489,793)	(469,451)	(719,299)	686,323	(686,395)	587,018	3,620,078	(5,032,464)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Core Bond Fund		Government Bond Fund
For the periods ended	10/31/2011	10/31/2010	10/31/2011	10/31/2010(a)
Operations
Net investment income/(loss)	$10,786,777	$12,055,488	$2,216,659	$1,223,965
Net realized gains/(losses)	3,417,932	7,561,980	2,407,322	839,759
Change in net unrealized appreciation/(depreciation)	(1,127,654)	14,665,935	(466,415)	5,737,034
Net Change in Net Assets Resulting From Operations	13,077,055	34,283,403	4,157,566	7,800,758
Distributions to Shareholders
From net investment income Class A	(8,686,567)	(9,453,575)	(95,619)	(34,589)
From net investment income Institutional Class	(2,154,708)	(2,446,337)	(2,131,632)	(1,178,783)
Total From Net Investment Income	(10,841,275)	(11,899,912)	(2,227,251)	(1,213,372)
From net realized gains Class A	–	–	(40,966)	–
From net realized gains Institutional Class	–	–	(805,421)	–
Total From Net Realized Gains	–	–	(846,387)	–
Total Distributions to Shareholders	(10,841,275)	(11,899,912)	(3,073,638)	(1,213,372)
Capital Stock Transactions
Class A
Sold	20,476,289	23,834,160	4,812,940	6,710,747
Distributions reinvested	7,807,323	8,464,144	132,849	33,830
Redeemed	(38,752,826)	(36,875,720)	(3,596,543)	(1,022,447)
Total Class A Capital Stock Transactions	(10,469,214)	(4,577,416)	1,349,246	5,722,130
Institutional Class
Sold	23,090,523	15,954,728	11,761,893	110,608,824
Distributions reinvested	2,054,740	2,351,427	2,924,411	1,178,460
Redeemed	(19,265,677)	(36,409,525)	(26,757,219)	(12,583,841)
Total Institutional Class Capital Stock Transactions	5,879,586	(18,103,370)	(12,070,915)	99,203,443
Capital Stock Transactions	(4,589,628)	(22,680,786)	(10,721,669)	104,925,573

Net Increase/(Decrease) in Net Assets	(2,353,848)	(297,295)	(9,637,741)	111,512,959
Net Assets, Beginning of Period	295,091,593	295,388,888	111,512,959	–
Net Assets, End of Period	$292,737,745	$295,091,593	$101,875,218	$111,512,959
Accumulated Undistributed Net Investment Income/(Loss)	$(30,817)	$337,985	$35,528	$34,242

Capital Stock Share Transactions

Class A shares
Sold	2,030,938	2,446,828	459,087	656,194
Distributions reinvested	774,028	871,285	12,946	3,245
Redeemed	(3,849,331)	(3,809,297)	(349,438)	(99,086)
Total Class A shares	(1,044,365)	(491,184)	122,595	560,353

Institutional Class shares
Sold	2,297,871	1,683,569	1,142,619	11,101,926
Distributions reinvested	203,610	242,698	284,986	114,015
Redeemed	(1,915,101)	(3,809,041)	(2,576,237)	(1,221,994)
Total Institutional Class shares	586,380	(1,882,774)	(1,148,632)	9,993,947

(a)	For the period from February 26, 2010 (inception) through October 31, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Limited Maturity Bond Fund		Money Market Fund
10/31/2011	10/31/2010	10/31/2011	10/31/2010

$20,871,928	$22,733,915	$(19,413)	$(6,416)
(1,834,753)	4,841,469	19,413	6,416
(10,418,675)	14,087,698	–	–
8,618,500	41,663,082	–	–

(7,000,789)	(6,054,107)	–	–
(13,990,772)	(16,244,195)	–	–
(20,991,561)	(22,298,302)	–	–
–	–	–	–
–	–	–	–
–	–	–	–
(20,991,561)	(22,298,302)	–	–

218,047,690	211,529,595	564,068,703	565,586,695
6,742,670	5,834,085	–	(193)
(148,163,749)	(78,497,987)	(693,165,743)	(865,939,874)
76,626,611	138,865,693	(129,097,040)	(300,353,372)

120,601,099	143,296,227	1,788,060	83,353,750
13,918,831	16,084,393	–	–
(72,722,440)	(97,813,085)	(4,732,296)	(137,214,579)
61,797,490	61,567,535	(2,944,236)	(53,860,829)
138,424,101	200,433,228	(132,041,276)	(354,214,201)

126,051,040	219,798,008	(132,041,276)	(354,214,201)
803,407,056	583,609,048	731,488,545	1,085,702,746
$929,458,096	$803,407,056	$599,447,269	$731,488,545
$(292,465)	$493,211	$–	$(132,857)

17,446,301	17,063,375	564,068,701	565,586,691
539,808	469,821	–	(193)
(11,865,052)	(6,323,770)	(693,165,741)	(865,939,871)
6,121,057	11,209,426	(129,097,040)	(300,353,373)

9,652,673	11,570,619	1,788,061	83,353,749
1,114,575	1,297,181	–	–
(5,827,458)	(7,903,395)	(4,732,296)	(137,214,579)
4,939,790	4,964,405	(2,944,235)	(53,860,830)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-five separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, two hybrid funds, six fixed-income funds and one money market fund. Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate annual report.

(A) Fund Mergers – At a meeting held on September 9, 2011, shareholders of Thrivent Partner International Stock Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on September 16, 2011. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund was followed by the distribution of the Acquiring Fund shares to the Target Fund shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of September 16, 2011
Partner Worldwide Allocation	Acquiring Fund	$264,018,467
Partner International Stock	Target Fund	$384,586,546
Partner Worldwide Allocation	After Acquisition	$648,605,013

As of September 16, 2011, the net assets of the Target Fund were comprised of the following:

Unrealized Depreciation	Undistributed Net Investment Income	Accumulated Net Realized Losses	Capital Stock
$(19,746,473)	$(447,637)	$(129,811,787)	$534,592,443

The Target Fund’s capital loss carryovers are carried over to the Acquiring Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of October 31, 2011, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 25 Funds of the Trust offer Class A and Institutional Class shares.

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of October 31, 2011, the following funds held these types of Level 3 securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	3	0.13%
High Yield	1	0.00%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the year ended October 31, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Balanced Fund, High Yield Fund and Income Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The funds pay tax on foreign capital gains, where applicable.

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Notes to Financial Statements

As of October 31, 2011

GAAP requires management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2011, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2008 through 2011. Additionally, as of October 31, 2011, the tax year ended October 31, 2007 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2011, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

* Dividends are net of any short-term realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate

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Notes to Financial Statements

As of October 31, 2011

fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended October 31, 2011, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During year ended October 31, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Income Fund, Core

Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

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Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Funds’ Schedules of Investments for additional information as of October 31, 2011. During the year ended October 31, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended October 31, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, Income Fund,

Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the year ended October 31, 2011, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Large Cap Growth Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of October 31, 2011, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Small Cap Growth	$10,114,285
Partner Small Cap Value	11,314,756
Small Cap Stock	5,161,407
Mid Cap Growth	8,474,282
Partner Mid Cap Value	1,439,968
Mid Cap Stock	34,146,477
Large Cap Value	10,953,449
Large Cap Stock	6,481,356
Balanced	3,473,787
High Yield	61,715,474
Income	15,522,120
Limited Maturity Bond	24,522,371

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is

224

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended October 31, 2011, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2011, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Large Cap Stock Fund, High Yield Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2011, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

(V) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

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Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Government Bond Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M

Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%

Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%

Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%

Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	0 .900%	0.900%	0 .900%	0.900%	0.900%	0.800%	0.800%	0.800%	0 .800%	0 .800%	0.800%
Partner Small Cap Value	0 .700%	0.700%	0 .700%	0.700%	0.700%	0.700%	0.700%	0.700%	0 .700%	0 .700%	0.700%
Small Cap Stock	0 .700%	0.700%	0 .700%	0.650%	0.650%	0.650%	0.650%	0.600%	0 .600%	0 .550%	0.525%
Mid Cap Growth	0 .450%	0.450%	0 .400%	0.400%	0.350%	0.300%	0.300%	0.250%	0 .250%	0 .250%	0.250%
Partner Mid Cap Value	0 .750%	0.750%	0 .750%	0.700%	0.700%	0.700%	0.700%	0.700%	0 .700%	0 .700%	0.700%
Mid Cap Stock	0 .700%	0.700%	0 .700%	0.650%	0.650%	0.650%	0.650%	0.600%	0 .600%	0 .550%	0.525%
Partner Worldwide Allocation	0 .900%	0.900%	0 .900%	0.900%	0.850%	0.850%	0.850%	0.800%	0 .800%	0 .800%	0.800%
Large Cap Growth	0 .750%	0.750%	0 .750%	0.750%	0.750%	0.700%	0.700%	0.650%	0 .650%	0 .600%	0.575%
Large Cap Value	0 .450%	0.450%	0 .450%	0.450%	0.450%	0.450%	0.450%	0.450%	0 .450%	0 .450%	0.450%
Large Cap Stock	0 .650%	0.650%	0 .650%	0.650%	0.650%	0.575%	0.575%	0.500%	0 .475%	0 .450%	0.425%
Balanced	0 .550%	0.550%	0 .550%	0.550%	0.550%	0.500%	0.500%	0.475%	0 .475%	0 .450%	0.425%
High Yield	0 .400%	0.400%	0 .400%	0.400%	0.400%	0.350%	0.350%	0.300%	0 .300%	0 .300%	0.300%
Municipal Bond	0 .450%	0.450%	0 .450%	0.450%	0.450%	0.400%	0.400%	0.350%	0 .350%	0 .325%	0.300%
Income	0 .350%	0.350%	0 .350%	0.350%	0.350%	0.325%	0.325%	0.300%	0 .300%	0 .300%	0.300%
Core Bond	0 .450%	0.450%	0 .450%	0.450%	0.450%	0.400%	0.400%	0.375%	0 .375%	0 .350%	0.325%
Government Bond	0 .400%	0.400%	0 .400%	0.400%	0.400%	0.350%	0.350%	0.350%	0 .350%	0 .350%	0.350%
Limited Maturity Bond	0 .300%	0.300%	0 .300%	0.300%	0.300%	0.275%	0.275%	0.250%	0 .250%	0 .250%	0.250%
Money Market	0 .500%	0.500%	0 .500%	0.500%	0.500%	0.400%	0.350%	0.325%	0 .325%	0 .300%	0.275%

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – As of October 31, 2011, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market*	0.20%	0.10%	2/28/2012

*

Thrivent Asset Mgt. has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

As of October 31, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A		Institutional Class	Expiration Date
Aggressive Allocation	1.30%	[1]	N/A	2/28/2012
Partner Small Cap Growth	1.45%	[2]	N/A	2/28/2012
Partner Small Cap Value	1.40%		N/A	2/28/2012
Small Cap Stock	1.40%	[3]	N/A	2/28/2012
Partner Mid Cap Value	1.25%		N/A	2/28/2012
Partner Worldwide Allocation	1.30%		1.00%	2/28/2013
Large Cap Growth	1.20%		N/A	2/28/2012
Core Bond	0.85%		N/A	2/28/2012
Government Bond	0.90%	[4]	0.65%	2/28/2012

1	Prior contractual expense reimbursement of 1.25% expired on May 15, 2011.
2	New contractual expense reimbursement of 1.45% became effective on March 1, 2011.
3	New contractual expense reimbursement of 1.40% became effective on March 1, 2011.
4	Prior contractual expense reimbursement of 0.95% expired on February 28, 2011.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

The expense caps for Aggressive Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the year ended October 31, 2011, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the year ended October 31, 2011, no funds invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the equity, hybrid or fixed income fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2011, Thrivent Investment Mgt. received $11,064,551 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2011, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,404,826 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2011, Thrivent Investor Services received $15,128,841 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accured expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $425,746 in fees from the Trust for the year ended October 31, 2011. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	($91,584)	$91,584	$–
Moderately Aggressive Allocation	(500,447)	500,447	–
Moderate Allocation	(500,664)	500,664	–
Moderately Conservative Allocation	(166,608)	(133,392)	300,000
Partner Small Cap Growth	961,438	(777,239)	(184,199)
Partner Small Cap Value	(16,931)	16,931	–
Small Cap Stock	1,715,988	400,596	(2,116,584)
Mid Cap Growth	547,455	(388,631)	(158,824)
Partner Mid Cap Value	(73,603)	73,603	–
Mid Cap Stock	155,076	485,790	(640,866)
Partner Worldwide Allocation	(398,272)	590,230	(191,958)
Large Cap Growth	–	22,413	(22,413)
Large Cap Value	(19,292)	19,292	–
Large Cap Stock	(38,920)	38,920	–
Balanced	(107,964)	107,964	–
High Yield	(342,818)	65,177,995	(64,835,177)

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Municipal Bond	(1,040)	1,040	–
Income	(328,115)	328,115	–
Core Bond	(314,304)	314,304	–
Government Bond	11,878	(54)	(11,824)
Limited Maturity Bond	(666,043)	708,471	(42,428)
Money Market	152,270	(19,413)	(132,857)

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$1,040,036	$–
Moderately Aggressive Allocation	10,267,796	–
Moderate Allocation	1,305,750	1,508,481
Moderately Conservative Allocation	1,652,617	2,320,527
Partner Small Cap Value	839,967	2,250,323
Mid Cap Growth	–	3,093,633
Partner Mid Cap Value	556,624	–
Partner Worldwide Allocation	5,794,154	–
Large Cap Growth	13,341	–
Large Cap Value	6,833,819	–
Large Cap Stock	8,241,118	–
Balanced	79,841	4,829,293
High Yield	(142,680)	–
Municipal Bond[a]	105,437	–
Income	72,690	–
Core Bond	165,088	–
Government Bond	1,133,922	1,327,106
Limited Maturity Bond	(17,968)	–

a	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2011, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Aggressive Allocation	$3,281,022	2017

	$3,281,022

Moderately Aggressive
Allocation	8,371,201	2017

	$8,371,201

Partner Small Cap Growth	5,460,068	2017

	$5,460,068

Small Cap Stock	36,548,776	2017

	$36,548,776

Partner Mid Cap Value	444,703	2017

	$444,703

Fund	Capital Loss Carryover	Expiration Year
Mid Cap Stock	85,286,594	2016
	80,779,485	2017

	$166,066,079

Partner Worldwide
Allocation	11,277,565	2015
	109,990,616	2016
	13,383,870	2017

	$134,652,051

Large Cap Growth	4,167,188	2015
	32,047,527	2016
	60,235,691	2017

	$96,450,406

Large Cap Value	86,140,139	2017

	$86,140,139

Large Cap Stock	9,182,531	2017

	$9,182,531

High Yield	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$77,585,489

Municipal Bond	582,671	2019

	$582,671

Income	4,261,739	2016
	28,531,756	2017

	$32,793,495

Core Bond	762,995	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$15,803,211

Limited Maturity Bond	1,788,838	2017
	828,463	2019

	$2,617,301

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Partner Worldwide Allocation Fund, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner International Stock Fund in September 2011:

Fund	Capital Loss Carryover	Expiration Year
Partner Worldwide	11,277,565	2015
Allocation Fund
	105,432,640	2016

	$116,710,205

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

The Internal Revenue Code may limit the ability to utilize capital losses after a fund merger.

The Regulated Investment Company Modernization Act of 2010 (the Act), enacted December 22, 2010, made several changes to the tax rules that impact the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Under the Act, capital losses will be carried forward with no expiration and with the short-term or long-term character of the losses retained. Additionally, these future carryover losses must be fully utilized before a Fund can utilize carryovers generated in pre-enactment years. The Funds’ pre-enactment carryovers are listed with noted expiration dates in the table above. As a result of the Act, the losses listed in the table above may be more likely to expire unused.

During the fiscal year 2011, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Aggressive Allocation	$12,426,769
Moderately Aggressive Allocation	18,506,622
Moderate Allocation	17,180,296
Moderately Conservative Allocation	2,447,070
Partner Small Cap Growth	20,566,762
Partner Small Cap Value	220,503
Small Cap Stock	47,261,477
Mid Cap Growth	3,262,227
Partner Mid Cap Value	13,966,403
Mid Cap Stock	62,790,609
Partner Worldwide Allocation	12,109,191
Large Cap Growth	27,214,053
Large Cap Value	42,591,303
Large Cap Stock	124,499,005
Balanced	11,585,399
High Yield	26,138,157
Income	21,656,543
Core Bond	3,879,811

In addition, the following capital loss carryovers expired during the fiscal year 2011: High Yield Fund; $64,835,177.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

The tax character of distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain

Fund	10/31/2011	10/31/2010	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Aggressive Allocation	$–	$–	$2,796,343	$3,322,539	$–	$–
Moderately Aggressive Allocation	–	–	16,684,506	16,180,145	–	–
Moderate Allocation	–	–	25,087,549	23,455,552	–	–
Moderately Conservative Allocation	–	–	12,762,396	11,745,741	–	–
Partner Small Cap Value	–	–	2,096,972	1,200,962	–	–
Partner Mid Cap Value	–	–	711,094	940,413	–	–
Mid Cap Stock	–	–	701,194	766,405	–	–
Partner Worldwide Allocation	–	–	3,609,840	2,492,167	–	–
Large Cap Growth	–	–	–	1,199,725	–	–
Large Cap Value	–	–	6,513,738	7,342,630	–	–
Large Cap Stock	–	–	6,795,686	10,507,202	–	–
Balanced	–	–	2,803,970	2,982,810	–	–
High Yield	–	–	52,791,441	54,939,901	–	–
Municipal Bond	58,916,628	58,497,274	288,179	496,714	2,623,380	–
Income	–	–	35,710,886	37,433,927	–	–
Core Bond	–	–	10,841,275	11,899,912	–	–
Government Bond	–	–	3,073,638	1,213,372	–	–
Limited Maturity Bond	–	–	20,991,561	22,298,302	–	–

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2011, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$354,497	$352,114
Moderately Aggressive Allocation	645,840	613,841
Moderate Allocation	524,549	457,393
Moderately Conservative Allocation	218,096	175,734
Partner Small Cap Growth	134,227	135,248
Partner Small Cap Value	19,936	54,004
Small Cap Stock	284,800	338,989
Mid Cap Growth	262,568	283,542
Partner Mid Cap Value	95,381	100,573
Mid Cap Stock	274,497	337,737
Partner Worldwide Allocation	383,995	322,994
Large Cap Growth	819,605	821,711
Large Cap Value	401,159	393,915
Large Cap Stock	2,442,085	2,589,795
Balanced	191,846	215,610
High Yield	426,172	424,867
Municipal Bond	108,034	156,674
Income	525,315	530,443
Core Bond	115,844	133,720
Government Bond	7,789	8,475
Limited Maturity Bond	482,096	406,373

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$30,902	$26,782
Moderately Aggressive Allocation	115,613	101,545
Moderate Allocation	109,077	93,721

	In thousands
Fund	Purchases	Sales
Moderately Conservative Allocation	77,113	67,862
Small Cap Stock	–	600
Partner Worldwide Allocation	600	–
Balanced	248,957	246,813
Income	563,362	544,201
Core Bond	922,820	903,344
Government Bond	175,526	188,554
Limited Maturity Bond	606,095	532,840

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2011, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced	5	1.47%
High Yield	5	2.23%
Municipal Bond	2	0.27%
Income	7	1.88%
Core Bond	4	2.76%
Limited Maturity Bond	8	0.93%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2011

be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2011 were as follows:

	Number of Contracts	Premium Amount
Large Cap Growth
Balance at October 31, 2010	298	$20,393
Opened	1,782	266,591
Closed	(1,083)	(155,148)
Expired	(860)	(110,045)
Exercised	(137)	(21,791)

Balance at October 31, 2011	–	$–

Large Cap Stock
Balance at October 31, 2010	350	$190,938
Opened	5,010	2,118,594
Closed	(5,180)	(2,244,400)
Expired	(100)	(24,832)
Exercised	–	–

Balance at October 31, 2011	80	$40,300

Government Bond
Balance at October 31, 2010	2	$7,906
Opened	12	46,562
Closed	–	–
Expired	(2)	(4,062)
Exercised	(12)	(50,406)

Balance at October 31, 2011	–	$–

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. Pursuant to these procedures, during the year ended October 31, 2011, the Funds engaged in purchases and sales of securities of $3,175,380 and $3,347,834, respectively.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2011, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.1%
Partner Worldwide Allocation	4,676,841	5.9%
Large Cap Growth	3,194,268	5.1%
Core Bond	4,557,352	15.9%
Government Bond	2,093,179	22.0%

As of October 31, 2011, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	7,430,678	14.7%
Moderately Aggressive Allocation	7,683,508	6.6%
Partner Small Cap Value	1,193,212	8.4%
Mid Cap Stock	3,271,441	6.3%
Balanced	4,093,566	25.6%

(8) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

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Thrivent Mutual Funds

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2011	$10.35	$0.07	$0.33	$0.40	$(0.05)	$–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)

Institutional Class Shares
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
MODERATELY AGGRESSIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)

Institutional Class Shares
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
MODERATE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)

Institutional Class Shares
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.05)	$10.70	3.87%	$462.1	0.75%	0.64%	0.89%	0.51%	72%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%

(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%

(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%

(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%

(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%

(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2011	$10.73	$0.25	$0.02	$0.27	$(0.25)	$–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)

Institutional Class Shares
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
PARTNER SMALL CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2011	10.81	(0.12)	1.03	0.91	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	–	–

Institutional Class Shares
Year Ended 10/31/2011	11.01	(0.08)	1.06	0.98	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	–
PARTNER SMALL CAP VALUE FUND

Class A Shares
Year Ended 10/31/2011	13.72	0.04	0.80	0.84	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)

Institutional Class Shares
Year Ended 10/31/2011	14.39	0.14	0.82	0.96	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.25)	$10.75	2.49%	$559.7	0.64%	2.28%	0.69%	2.23%	46%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%

(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%

–	11.72	8.42%	20.0	1.47%	(1.10)%	1.51%	(1.13)%	106%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
–	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%

–	11.99	8.90%	104.4	1.05%	(0.67)%	1.05%	(0.67)%	106%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%

(0.09)	14.47	6.08%	69.3	1.40%	0.28%	1.40%	0.28%	9%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%

(0.16)	15.19	6.64%	143.4	0.84%	0.84%	0.84%	0.84%	9%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investments Income	Net Realized Gain on Investment
SMALL CAP STOCK FUND

Class A Shares
Year Ended 10/31/2011	$12.56	$(0.11)	$0.90	$0.79	$–	$–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	–	(1.91)

Institutional Class Shares
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	–	(1.91)
MID CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2011	16.62	(0.08)	1.13	1.05	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	–	(1.16)

Institutional Class Shares
Year Ended 10/31/2011	18.53	0.05	1.23	1.28	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	–	(1.16)
PARTNER MID CAP VALUE FUND

Class A Shares
Year Ended 10/31/2011	11.19	0.05	0.35	0.40	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)

Institutional Class Shares
Year Ended 10/31/2011	11.23	0.10	0.35	0.45	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS SUPPLIMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$13.35	6.29%	$226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%

–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%

–	17.67	6.32%	238.0	1.07%	(0.35)%	1.07%	(0.35)%	68%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%

–	19.81	6.91%	152.8	0.52%	0.21%	0.52%	0.21%	68%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%

(0.04)	11.55	3.57%	17.8	1.25%	0.45%	1.43%	0.27%	78%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%

(0.08)	11.60	3.94%	100.4	0.90%	0.81%	0.90%	0.81%	78%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND

Class A Shares
Year Ended 10/31/2011	$13.49	$(0.02)	$0.83	$0.81	$–	$–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)

Institutional Class Shares
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
PARTNER WORLDWIDE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–

Institutional Class Shares
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–
LARGE CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	–	–

Institutional Class Shares
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 29, 2008.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$14.30	6.00%	$538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%

(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%

(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
–	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%

–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2011	$12.61	$0.19	$0.26	$0.45	$(0.12)	$–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Institutional Class Shares
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Institutional Class Shares
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
BALANCED FUND
Class A Shares
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Institutional Class Shares
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.12)	$12.94	3.49%	$164.5	1.06%	1.22%	1.06%	1.22%	74%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%

(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%

(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%

(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%

(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%

(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2011	$4.86	$0.36	$(0.15)	$0.21	$(0.36)	$–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	–
Institutional Class Shares
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	–
Institutional Class Shares
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	–
Institutional Class Shares
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

				RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.36)	$4.71	4.37%	$445.3	0.84%	7.43%	0.84%	7.43%	63%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%

(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%

(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%

(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%

(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%

(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CORE BOND FUND

Class A Shares
Year Ended 10/31/2011	$10.11	$0.37	$0.08	$0.45	$(0.37)	$–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	–

Institutional Class Shares
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	–
GOVERNMENT BOND FUND

Class A Shares
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.11	0.56	0.67	(0.11)	–

Institutional Class Shares
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.13	0.57	0.70	(0.13)	–
LIMITED MATURITY BOND FUND

Class A Shares
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	–

Institutional Class Shares
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 26, 2010.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.37)	$10.19	4.53%	$236.3	0.85%	3.64%	0.95%	3.54%	333%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%

(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%

(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%

(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND

Class A Shares
Year Ended 10/31/2011	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–

Institutional Class Shares
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*  All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Net Portfolio Turnover Rate

$–	$1.00	0.00%	$587.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A

–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**  Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2012.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2011:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	60%	100%
Moderately Aggressive Allocation	29%	52%
Moderate Allocation	16%	33%
Moderately Conservative Allocation	11%	19%
Partner Small Cap Value	100%	100%
Partner Mid Cap Value	100%	100%
Mid Cap Stock	41%	41%
Partner Worldwide Allocation	0%	100%
Large Cap Value	100%	100%
Large Cap Stock	100%	100%
Balanced	55%	66%
High Yield	1%	1%

The Municipal Bond Fund designates 99.51% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2011.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2011, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long- Term Capital Gains
Moderately Conservative Allocation	$300,000
Mid Cap Growth	$400,000
Municipal Bond	$2,623,380
Money Market	$10,531

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Results of Special Shareholder Meeting

A special meeting of the shareholders of Thrivent Partner International Stock Fund convened on September 9, 2011 to approve the merger of this Fund into the Thrivent Partner Worldwide Allocation Fund.

Shareholder votes rendered the following results:

Name	For	Against	Abstain
Partner International Stock Fund merger	29,196,975.769	706,551.555	716,733.668

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 25 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 25 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 54	President since 2008; Trustee since 2009; Vice President from 2004 until 2008	67	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee from 1992 until December 2011	67	President, Carthage College	Currently, Director of Optique Funds, Inc., an investment company consisting of one portfolio; Kenosha Hospital and Medical Center, Prairie School Board and United Health Systems Board. Previously, Director of the National Association of Independent Colleges and Universities

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN Age 59	Trustee since 2011	67	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008; Independent Director/Trustee of three affiliated family of funds (AEGON/Transamerica Series Trust (consisted of 40 funds), Transamerica IDEX Funds (consisted of 53 funds) and Transamerica Income Shares, Inc. (consisted of one fund)) from 2001 through 2007; Independent Director of Central Vermont Public Service Corporation (electric utility) from 2001 through 2007; Advisory Board Director of AmSouth Bank, N.A. from 1997 through 2007	Please see principal occupation during the past 5 years

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 1987	67	Retired	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 2004	67	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007	Previously, Director of Washington Hospital Center

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee since 2011	67	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004	None

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 55	Trustee since 2009	67	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 72	Chair from 2009 until December 2011; Trustee from 2004 until December 2011	67	Retired	None

James A. Nussle 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee since 2011	67	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009; CEO of The Nussle Group, Navigating Strategies LLC (consulting firm) from January 2007 through September 2007; and Member of Congress in U.S. House of Representatives from 1991 through 2007	Currently, Advisory Board member of AVISTA Capital Partners

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 2006	67	Retired	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 61	Trustee since 2007	67	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds	None

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 54	President since 2008; Trustee since 2009; Vice President from 2004 until 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 40	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, since 2006 and Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010, Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 44	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 46	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 50	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI Age 34	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 50	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 56	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 40	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 42	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 34	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees other than Mr. Swansen are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Thrivent Investment Management®

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Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

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- I will no longer receive paper copies of these documents in the mail.
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Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

23459AR R12-11

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $335,601.08 and $428,965.67, respectively. In addition, the parent company of the Registrant’s investment adviser paid PwC $8,000 for services in connection with PwC’s review of the Registrant’s Registration Statement on Form N-14 (relating to the merger of two series of the Registrant) and semiannual report to shareholders, to which the Registration Statement on Form N-14 incorporated by reference.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for tax compliance, tax advice and tax planning services, were $121,530.00 and $105,388.06, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $1,800 and $1,500, respectively. These fees were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2011 was for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010 were $1,800 and $1,500 for each respective period. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments
(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2011	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2011	By:

/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 29, 2011	By:

/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer